As filed with the Securities and Exchange
                         Commission on November 27, 2009
                     Registration Nos. 033-24848; 811-05669

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 71 [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 72 [X]

                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)

            (800) 282-5706 (Registrant's Telephone Number, including
                                   Area Code)

                                 E. Keith Wirtz
                                    President
                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
                     (Name and Address of Agent for Service)

                                 with a copy to:
                                 David A. Sturms
                                Vedder Price P.C.
                            222 North LaSalle Street
                             Chicago, IL 60601-1003

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[ X ] Immediately upon filing pursuant to paragraph (b)
[   ] On _______ pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] On _________ pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] On ____ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Title of securities being registered: Shares of Beneficial Interest

                                                               FIFTH THIRD FUNDS


SMALL CAP GROWTH FUND  SMALL CAP VALUE FUND              STRATEGIC INCOME FUND
MID CAP GROWTH FUND    ALL CAP VALUE FUND                HIGH YIELD BOND FUND
QUALITY GROWTH FUND    DISCIPLINED LARGE CAP VALUE FUND  TOTAL RETURN BOND FUND
DIVIDEND GROWTH FUND   EQUITY INDEX FUND                 SHORT TERM BOND FUND
MICRO CAP VALUE FUND   INTERNATIONAL EQUITY FUND         PRIME MONEY MARKET FUND


Prospectus

Class A Shares

Class B Shares*

Class C Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*    Closed to all new investments.


ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
MONEY MARKET MUTUAL FUNDS

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

TABLE OF CONTENTS

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

US EQUITY FUNDS -- GROWTH
Small Cap Growth Fund ................................  2
Mid Cap Growth Fund ..................................  4
Quality Growth Fund ..................................  6
Dividend Growth Fund .................................  8

US EQUITY FUNDS -- VALUE
Micro Cap Value Fund ................................. 10
Small Cap Value Fund ................................. 12
All Cap Value Fund ................................... 14
Disciplined Large Cap Value Fund ..................... 16

STRUCTURED PRODUCTS (QUANTITATIVE)
Equity Index Fund .................................... 18
International Equity Fund ............................ 20

SPECIALTY STRATEGY
Strategic Income Fund ................................ 22

FIXED INCOME FUNDS -- TAXABLE
High Yield Bond Fund ................................. 26
Total Return Bond Fund ............................... 28
Short Term Bond Fund ................................. 30

FIXED INCOME -- MONEY MARKET FUND
Prime Money Market Fund .............................. 32

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ........................................... 34
Expense Examples ..................................... 41

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS
Name Policies ........................................ 43
Investment Practices ................................. 43
Investment Risks ..................................... 49
Additional Information about the Funds ............... 52

FUND MANAGEMENT
Investment Advisor and Subadvisor .................... 53
Portfolio Managers ................................... 55
Portfolio Holdings ................................... 60

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ................... 61
Abusive Trading Practices ............................ 62
Purchasing and Adding To Your Shares ................. 62
Shareholder Contact Information ...................... 62
Selling Your Shares .................................. 64
Exchanging Your Shares ............................... 65
Distribution Arrangements/Sales Charges for
   the Funds ......................................... 66
Dividends and Capital Gains .......................... 72
Taxation ............................................. 73

FINANCIAL HIGHLIGHTS ................................. 75
BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about stock, bond and money market funds (each, a "Fund" and, collectively, the "Funds"), that are each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fort Washington Investment Advisors, Inc. ("Fort Washington") acts as investment subadvisor to Fifth Third High Yield Bond Fund.


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD SMALL CAP GROWTH FUND                                         GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 2000 Growth Index was approximately $3.6 billion. The median market capitalization of companies included in the Russell 2000 Growth Index was approximately $416 million.


The Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the small cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 2000 Growth Index and monitoring risk statistics relative to the Russell 2000 Growth Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            27.73%
00              -0.59%
01              -4.51%
02             -25.19%
03              40.11%
04               5.86%
05               4.33%
06              11.82%
07              10.77%
08             -44.38%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

---------------
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Small Company Growth Fund. On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Small Cap Growth Fund.

Best quarter:  Q4 2001                      20.46%
Worst quarter: Q4 2008                     -30.98%
Year to Date Return (1/1/09 to 9/30/09):    31.70%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                               12/4/92
   Return Before Taxes                                                                  -47.13%       -6.29%         -0.84%
   Return after Taxes on Distributions(3)                                               -47.13%       -9.07%         -2.61%
   Return after Taxes on Distributions and Sale of Fund Shares(3)                       -30.64%       -4.44%         -0.29%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4,5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)    11/2/92
   Return Before Taxes                                                                  -47.62%       -6.21%          -1.11%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      11/2/92
   Return Before Taxes                                                                  -44.87%       -6.06%         -1.10%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       -38.54%       -2.35%         -0.76%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by the Advisor was merged into the Fifth Third Small Cap Growth Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Small Company Growth Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) For the period prior to October 29, 2001, the performance of Class B and Class C shares reflects the performance of Institutional shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

FIFTH THIRD MID CAP GROWTH FUND                                           GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell Midcap(R) Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell Midcap Growth Index was approximately $15.4 billion. The average market capitalization of companies included in the Russell Midcap Growth Index was $6.1 billion and the median market capitalization was approximately $3.4 billion.


To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities and debt securities that pay interest.

The Fund seeks to outperform the Russell Midcap Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the mid cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell Midcap Growth Index and monitoring risk statistics relative to the Russell Midcap Growth Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------

manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1999            16.77%
00               6.54%
01              -6.53%
02             -30.65%
03              37.27%
04               7.94%
05              11.05%
06               9.74%
07               8.26%
08             -45.74%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 1999                      23.18%
Worst quarter: Q4 2008                     -27.67%
Year to Date Return (1/1/09 to 9/30/09):    34.40%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                    1/1/85
   Return Before Taxes                                                                    -48.46%       -5.99%          -2.05%
   Return after Taxes on Distributions(1)                                                 -50.05%       -7.61%          -3.38%
   Return after Taxes on Distributions
      and Sale of Fund Shares(1)                                                          -29.48%       -4.44%          -1.46%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)      1/1/85
   Return Before Taxes                                                                    -48.49%       -5.95%          -2.32%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           1/1/85
   Return Before Taxes                                                                    -45.80%       -5.73%          -2.25%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                     -44.32%       -2.33%          -0.19%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.


(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

FIFTH THIRD QUALITY GROWTH FUND                                           GROWTH
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of growth companies.

The Advisor considers growth companies to be those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $2 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's or their unrated equivalents.

The Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Fund may engage in securities lending.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 1000(R) Growth Index and monitoring risk statistics relative to the Russell 1000(R) Growth Index. The Adviser also relies on intensive research and believes that security selection will be the main source of active risk.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

SMALLER COMPANY RISK. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity security. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------


TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1999            23.51%
00              -4.00%
01             -13.99%
02             -32.71%
03              31.10%
04              -1.09%
05               5.96%
06               4.67%
07              21.15%
08             -36.99%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 2001                      19.24%
Worst quarter: Q4 2008                     -22.70%
Year to Date Return (1/1/09 to 9/30/09):    19.60%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                      1/1/83
   Return Before Taxes                                                                     -40.14%       -4.47%         -3.29%
   Return After Taxes on Distributions(1)                                                  -40.65%       -5.21%         -4.05%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                          -25.59%       -3.71%         -2.69%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        1/1/83
   Return Before Taxes                                                                     -40.44%       -4.53%         -3.56%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)             1/1/83
   Return Before Taxes                                                                     -37.46%       -4.21%         -3.47%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -38.44%       -3.42%         -4.27%
------------------------------------------------------------------------------------------------------------------------------------



(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.


(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

FIFTH THIRD DIVIDEND GROWTH FUND                                          GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will normally concentrate its investments in a group of 50 to 75 stocks. The Fund is designed to provide long-term capital appreciation by investing at least 80% of its assets in high-quality companies with histories of rising earnings and dividends. The portfolio managers believe that high-quality companies have the potential to provide an increasing stream of income to shareholders and protect investment capital in down markets. In selecting suitable investments, the Advisor will attempt to find companies with a track record of consistent growth in earnings and dividends. The Fund may also invest up to 20% of its assets in attractive growth or attractive value companies and/or companies with a low price/earnings ratio that may or may not pay a dividend. The Advisor will focus on several key areas in implementing the Fund's investment strategy.

The Advisor will typically employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Advisor will evaluate widely-traded companies with market capitalizations greater than $2 billion - including large and some mid cap companies. Within this universe of companies, the Advisor will typically seek companies that are experiencing consistent earnings and dividend growth by searching for companies that have reported increased earnings and/or dividends over the last several reporting periods.

The Advisor will typically also rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. The Advisor typically will employ screening tools that capture quantitative factors such as earnings and dividend quality rankings, earnings stability, and earnings and dividend growth --screening that is intended to aid in the identification of attractive new ideas warranting further consideration.


The Advisor will typically also conduct an analysis of company fundamentals and historical valuations. The Advisor will typically utilize a stock selection approach that is fundamentally based and focuses on issues related to the quality of management, product development, reputation, financial progress, business models, and enterprise risks.


The Fund's disciplined approach will continue once a stock is purchased and the Advisor will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate.

The Advisor will typically also employ a consistent sell strategy. If a stock that was chosen for the portfolio no longer meets the pre-established parameters described above, or if another company is identified to have greater fundamental potential, the stock may be sold.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and, thus, could be significantly affected by the performance of one or a small number of issuers. Because the Fund is non-diversified, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return and the Fund also could produce lower yields and be subject to higher volatility during some periods.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value or periods of lackluster performance.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

FIFTH THIRD DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1,2)
--------------------------------------------------------------------------------
Bar Chart:
1999            11.37%
00             -19.95%
01             -22.00%
02             -29.90%
03              20.12%
04               4.28%
05               4.20%
06              12.93%
07              11.61%
08             -34.83%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 2003                      12.70%
Worst quarter: Q4 2008                     -23.05%
Year to Date Return (1/1/09 to 9/30/09):    12.58%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        INCEPTION DATE    PAST YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                   3/4/85
   Return Before Taxes                                                                    -38.09%        -3.25%          -6.76%
   Return After Taxes on Distributions(2)                                                 -38.32%        -3.58%          -7.01%
   Return After Taxes on Distributions and Sale of Fund Shares(2)                         -24.74%        -2.88%          -5.48%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(3,4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)     3/4/85
   Return Before Taxes                                                                    -38.52%        -3.38%          -6.93%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          3/4/85
   Return Before Taxes                                                                    -35.41%        -3.01%          -6.97%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     -37.00%        -2.19%          -1.38%
------------------------------------------------------------------------------------------------------------------------------------


(1) Effective August 1, 2005, the investment strategies, policies and risks of the Fifth Third Select Stock Fund were modified and the fund was renamed the Fifth Third Dividend Growth Fund.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distribu- tions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

FIFTH THIRD MICRO CAP VALUE FUND                                           VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies contained within the Russell Microcap(R) Value Index, or companies with similar size characteristics. As of September 30, 2009, the market capitalization range for companies contained within the Russell Microcap Value Index was approximately $867 million. Equity securities consist of common stock and securities convertible into common stock.


The Fund seeks to provide broad exposure to micro cap domestic equities and seeks to outperform the Russell Microcap Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Advisor's criteria above, the Advisor looks for companies that have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include: maintaining minimum and maximum sector weightings relative to the Russell Microcap Value Index; monitoring risk statistics relative to the Russell Microcap Value Index; and monitoring trade volume.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD MICRO CAP VALUE FUND

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            21.21%
00              -1.38%
01              22.13%
02               0.08%
03              69.16%
04              22.97%
05              -0.60%
06              12.43%
07              -9.90%
08             -30.69%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q2 2003                      31.28%
Worst quarter: Q4 2008                     -27.89%
Year to Date Return (1/1/09 to 9/30/09):    29.80%

(1) For the period prior to August 13, 2001, the quoted performance of Class A shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Micro Cap Value Fund.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                                   2/1/98
   Return Before Taxes                                                                     -34.20%       -4.00%           7.34%
   Return After Taxes on Distributions(3)                                                  -34.36%       -7.16%           4.92%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                          -22.23%       -2.56%           6.58%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        2/1/98
   Return Before Taxes                                                                     -34.55%       -3.65%           7.23%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          2/1/98
   Return Before Taxes                                                                     -31.13%       -3.55%           7.36%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -28.92%       0.27%            6.11%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (SINCE 7/1/00)
RUSSELL MICROCAP(R) VALUE INDEX** (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                      -34.93%       -3.00%           6.88%
------------------------------------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Micro Cap Value Fund.


(2) For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

** The Russell Microcap(R) Value Index measures the performance of those Russell Microcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

FIFTH THIRD SMALL CAP VALUE FUND                                           VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 2000 Value Index was approximately $3.6 billion. The median market capitalization of companies included in the Russell 2000 Value Index was $352 million. Equity securities consist of common stock and securities convertible into common stock. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 2000 Value Index and monitoring risk statistics relative to the Russell 2000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with

FIFTH THIRD SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after-tax returns included in the table are only for Class A shares. After-tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004           11.43%
05             11.66%
06             13.43%
07             -4.52%
08            -28.73%



The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 2004                       7.77%
Worst quarter: Q4 2008                     -27.57%
Year to Date Return (1/1/09 to 9/30/09):    25.89%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE  PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                       4/1/03
   Return Before Taxes                                                                    -32.29%      -1.82%           4.11%
   Return After Taxes on Distributions(1)                                                 -32.67%      -3.99%           1.80%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                         -21.00%      -2.01%           2.91%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           4/1/03
   Return Before Taxes                                                                    -32.79%      -1.80%           4.15%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)              4/1/03
   Return Before Taxes                                                                    -29.31%      -1.56%           4.23%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (SINCE 4/1/03)
RUSSELL 2000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -28.92%       0.27%            13.09%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as marked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

FIFTH THIRD ALL CAP VALUE FUND                                             VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities in which the Fund invests consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund seeks to outperform the Russell 3000(R) Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management; or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 3000 Value Index and monitoring risk statistics relative to the Russell 3000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD ALL CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            12.95%
00              23.33%
01               7.54%
02             -16.01%
03              40.23%
04              15.12%
05               7.41%
06              20.29%
07               2.10%
08             -41.24%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q2 2003                      23.06%
Worst quarter: Q4 2008                     -24.57%
Year to Date Return (1/1/09 to 9/30/09):    22.68%

---------------
(1) For the period prior to August 13, 2001, the quoted performance of Class A shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                              9/30/89
   Return Before Taxes                                                                 -44.18%      -3.25%         4.10%
   Return After Taxes on Distributions(3)                                              -45.21%      -5.14%         2.53%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                      -27.76%      -2.39%         3.51%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)   9/30/89
   Return Before Taxes                                                                 -44.29%      -3.20%         4.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)     9/30/89
   Return Before Taxes                                                                 -41.71%      -2.99%         4.07%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       -36.25%      -0.72%         1.69%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    -38.44%      0.33%          4.44%
------------------------------------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.


(2) For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund adjusted to reflect the expenses for Class B and Class C shares and sales charges for Class A, Class B and Class C shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell Midcap(R) Value Index measures the performance of those securities found in the Russell universe with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                               VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as those companies included in the Russell 1000(R) Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 1000 Value Index was approximately $334.8 billion. The average market capitalization of companies included in the Russell 1000 Value Index was approximately $67.9 billion and the median market capitalization was approximately $3.8 billion. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, price to dividend and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor may consider selling a security when it performs well and reaches its price target, when a lower price target results from a reassessment of a company's fundamentals, when a more attractive stock is identified or when the integrity of financial reporting becomes suspect.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 1000 Value Index and monitoring risk statistics relative to the Russell 1000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios.

Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

LARGER COMPANY RISK. Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1999            -4.87%
00              12.36%
01             -12.58%
02             -14.00%
03              33.88%
04              13.40%
05               5.75%
06              20.79%
07               1.26%
08             -36.57%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q2 2003                       18.93%
Worst quarter: Q4 2008                      -22.70%
Year to Date Return (1/1/09 to 9/30/09):     16.11%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                      1/1/83
   Return Before Taxes                                                                    -39.74%      -2.44%         -0.50%
   Return After Taxes on Distributions(1)                                                 -40.38%      -4.07%         -1.87%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                         -25.53%      -2.10%         -0.66%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        1/1/83
   Return Before Taxes                                                                    -40.07%      -2.44%         -0.65%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)             1/1/83
   Return Before Taxes                                                                    -37.06%      -2.15%         -0.70%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -36.85%      -0.79%          1.36%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

                                                                     STUCTURED
                                                                      PRODUCTS
FIFTH THIRD EQUITY INDEX FUND                                     (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P
500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Fund may engage in securities lending.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P
500. There is also the risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.



---------------
* S&P 500 is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            20.24%
00              -9.52%
01             -12.45%
02             -22.53%
03              27.81%
04              10.39%
05               4.47%
06              15.33%
07               5.01%
08             -37.12%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q2 2003                      15.22%
Worst quarter: Q4 2008                     -21.85%
Year to Date Return (1/1/09 to 9/30/09):    18.98%

---------------
(1) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Index Equity Fund. On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Equity Index Fund.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                                   11/25/92
   Return Before Taxes                                                                    -40.27%      -3.56%        -2.37%
   Return After Taxes on Distributions(3)                                                 -40.70%      -4.12%        -2.90%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                         -26.11%      -3.24%        -2.20%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4,5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        11/2/92
   Return Before Taxes                                                                    -40.68%      -3.66%        -2.60%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          11/2/92
   Return Before Taxes                                                                    -37.63%      -3.30%        -2.60%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     -37.00%      -2.19%        -1.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by the Advisor was merged into the Fifth Third Equity Index Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Index Equity Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

                                                                     STUCTURED
                                                                      PRODUCTS
FIFTH THIRD INTERNATIONAL EQUITY FUND                             (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

In managing the Fund, the Advisor adheres to a disciplined, quantitative ("bottom-up") process for stock selection and portfolio construction. The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East
Index(R) (the "EAFE Index"). The Advisor may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. The primary factors upon which the Advisor ranks each stock are valuation factors, earnings quality, and investor sentiment and capital discipline. The Advisor believes such factors denote long-term success, and thus attempts to build a portfolio of stocks that have these positive characteristics. Secondarily, the Advisor may also modify the proportion or weighting for certain countries and/or sectors (e.g., overweight, underweight or neutral) relative to the EAFE Index for investment by the Fund.


The Advisor may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition related price gap, etc.). In addition, the Advisor may sell a stock: portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that appear to be attractive based on the model's rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's country and industry weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the country and industry weightings and the individual stock weightings of the EAFE Index. By doing so, the Advisor seeks to limit the Fund's volatility to that represented by the EAFE Index.


Although the Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

FOREIGN INVESTMENT RISK. Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to heightened risks associated with those kinds of investments.

CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A Shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1999            25.74%
00             -14.43%
01             -18.01%
02             -13.96%
03              33.38%
04              15.64%
05              13.66%
06              22.05%
07              14.44%
08             -45.28%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 1999                       17.70%
Worst quarter: Q3 2008                      -21.83%
Year to Date Return (1/1/09 to 9/30/09):     24.20%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                      8/18/94
   Return Before Taxes                                                                    -48.02%      -0.93%        -0.34%
   Return After Taxes on Distributions(1)                                                 -50.08%      -2.51%        -1.79%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                         -29.50%      -0.99%        -0.64%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2,3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        8/18/94
   Return Before Taxes                                                                    -47.71%      -0.86%        -0.55%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)             8/18/94
   Return Before Taxes                                                                    -45.63%      -0.62%        -0.58%
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    -43.38%      1.66%          0.80%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.


(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Morgan Stanley Capital International EAFE Index (R) is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                       SPECIALTY
FIFTH THIRD STRATEGIC INCOME FUND                                       STRATEGY
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Debt securities in which the Fund may invest may include, but are not limited to, U.S. government agency securities and variable- or floating-rate instruments. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. The Fund's investment in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with cheap (e.g., attractive price to cash flow ratio) cash flows in each asset class. The Advisor may invest in debt securities of any maturity, and will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities during periods when it believes interest rates will decline. The Advisor seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis. In performing this research and analysis, the Advisor reviews companies based on such factors as sales, assets, earnings, markets, and management, and the Advisor searches for companies with favorable debt-to-equity ratios. The Fund seeks returns by investing across a larger universe than traditional investment grade fixed income funds, and the Advisor believes that a low correlation between various asset classes leads to stability of expected returns.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income fund as long as the Fund's total portfolio maintains no more than 20% of its assets in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, and will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% of its assets invested in securities rated BB or lower. Such closed-end funds may invest in debt and equity securities of United States or foreign issuers.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund may invest in master limited partnerships ("MLPs"), which are limited partnerships in which ownership units are publicly traded.

The Fund may engage in securities lending.


The Advisor will look to manage risk through several strategies, which will typically include: maintaining certain minimum and maximum sector, issuer and position weightings; limiting investment in non-investment grade securities to a maximum of 20% of the portfolio; and monitoring risk statistics relative to the Barclays Capital U.S. Aggregate Bond Index.

The Advisor may consider selling one of the Fund's holdings when: deterioration in a company's strategic position, growth prospects, or financial reporting issues is detected, an individual security comprises too large a position in the portfolio, a company with declining financial fundamentals has risk volatility of more than one standard deviation in the Adviser's proprietary credit risk model, a company's valuations are no longer attractive, or a better opportunity arises.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

CLOSED-END INVESTMENT COMPANY RISK. Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above. Certain of the closed-end funds in which the Fund invests may invest all or a part of their assets in debt securities of foreign issuers and are subject to risks described in "Currency Risk" below.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.


CURRENCY RISK. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, the Fund may be subject to CURRENCY RISK. Changes in foreign currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. Although the Fund may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the Fund's portfolio remains subject to this risk of loss.

FOREIGN INVESTMENT RISK. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1,2)
--------------------------------------------------------------------------------

Bar Chart:
1999            -5.72%
00              16.01%
01              12.65%
02               7.45%
03               9.83%
04               6.70%
05               1.59%
06               8.00%
07              -1.55%
08             -20.90%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q2 2000                       5.99%
Worst quarter: Q3 2008                     -18.49%
Year to Date Return (1/1/09 to 9/30/09):    30.25%

---------------
(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Strategic Income Fund.


(2) The performance of Class A shares is based on the performance for Advisor shares, adjusted to reflect the sale charges for Class A shares, for the period prior to the commencement of operations of Class A shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the sales charges for Class A shares.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                                   3/10/85
   Return Before Taxes                                                                    -24.83%      -3.09%         2.20%
   Return After Taxes on Distributions(3)                                                 -26.49%      -4.84%         0.07%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                         -15.97%      -3.35%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4,6) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        3/10/85
   Return Before Taxes                                                                    -25.20%      -3.10%         2.10%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          3/10/85
   Return Before Taxes                                                                    -21.46%      -2.81%         2.06%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      5.24%       4.65%         5.63%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL INTERMEDIATE CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     -2.76%       2.52%         4.85%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Strategic Income Fund.


(2) The performance of Class A shares is based on the performance for Advisor shares, adjusted to reflect the sales charges for Class A shares, for the period prior to the commencement of operations of Class A shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B shares is based on the performance for Advisor shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on April 1, 2004. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class B shares.

(5) For the period prior to October 29, 2001, the quoted performance of Class C shares reflects the performance of the Advisor shares of the Fifth Third Strategic Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. For the period prior to October 22, 2001, the quoted performance reflects the performance of the Investor Shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class C shares.

(6) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC- registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

** The Barclays Capital Intermediate Credit Bond Index is comprised of publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Included are debts issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD HIGH YIELD BOND FUND                                          STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in non-investment grade debt securities. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years.

In selecting portfolio securities, the Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the investment subadvisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The investment subadvisor then conducts a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

The Fund may engage in securities lending.

When the investment subadvisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

NON-INVESTMENT GRADE SECURITIES RISK. Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:

     o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

     o    greater risk of loss due to default or declining credit quality;

     o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

     o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.


LIQUIDITY RISK. Secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities at their fair value. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

FIFTH THIRD HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after-tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

TOTAL RETURN AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
2006             7.88%
07               2.60%
08             -24.14%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


Best quarter:  Q4 2006                        3.73%
Worst quarter: Q4 2008                      -18.82%
Year to Date Return (1/1/09 to 9/30/09):     46.42%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        INCEPTION DATE  PAST YEAR  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                                    11/29/05
   Return Before Taxes                                                                                  -27.75%         -6.98%
   Return After Taxes on Distributions(1)                                                               -29.90%         -9.35%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                                       -17.77%         -6.94%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                        11/29/05
   Return Before Taxes                                                                                  -28.26%         -6.85%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)                           11/29/05
   Return Before Taxes                                                                                  -24.73%         -6.10%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                  -26.15%         -5.15%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


* Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD TOTAL RETURN BOND FUND                                         STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund generally invests in high quality bonds. The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer's prospects for long-term growth of earnings and revenues.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

Although the Advisor considers the Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration. The Advisor may, from time to time, shorten or lengthen the duration of the Fund's portfolio to protect principal in the event of rising or falling interest rates. In addition, the Advisor may adjust the Fund's sector weightings and duration to attempt to capture additional returns relative to the Fund's benchmark.

The Fund may engage in securities lending.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

FIFTH THIRD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            -4.76%
00              11.65%
01               6.99%
02               9.35%
03               2.85%
04               3.52%
05               1.86%
06               3.69%
07               4.04%
08             -12.63%



The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q3 2001                       5.29%
Worst quarter: Q4 2008                      -5.30%
Year to Date Return (1/1/09 to 9/30/09):    11.57%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 4.75% SALES CHARGE)                                   3/22/95
   Return Before Taxes                                                                     -16.80%     -1.10%          1.94%
   Return After Taxes on Distributions(3)                                                  -18.32%     -2.59%          0.14%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                          -10.84%     -1.72%          0.59%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4,5) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)        3/20/95
   Return Before Taxes                                                                     -17.36%     -1.20%          1.66%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)          3/20/95
   Return Before Taxes                                                                     -13.22%     -0.86%          1.67%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      5.24%       4.65%          5.63%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Income Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Total Return Bond Fund (formerly Fifth Third Bond Fund).


(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


*    The Barclays Capital U.S. Aggregate Bond covers the U.S.
     dollar-denominated, investment-grade fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD SHORT TERM BOND FUND                                          STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests typically include corporate debt securities, mortgage-backed securities, asset-backed securities, and U.S. Government debt securities.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.

The Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.


NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.


FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated. The returns of Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1,2)
--------------------------------------------------------------------------------
Bar Chart:
1999             2.35%
00               7.96%
01               7.75%
02               4.70%
03               1.86%
04               0.51%
05               1.40%
06               3.93%
07               5.31%
08              -1.85%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


Best quarter:  Q3 2001                      3.15%
Worst quarter: Q4 2008                     -2.10%
Year to Date Return (1/1/09 to 9/30/09):    8.21%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 3.00% SALES CHARGE)                                        12/4/92
   Return Before Taxes                                                                         -5.27%       1.11%          2.99%
   Return After Taxes on Distributions(3)                                                      -6.53%      -0.15%          1.38%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                              -3.41%       0.22%          1.57%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)               11/2/92
   Return Before Taxes                                                                         -2.51%       1.08%          2.52%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          4.69%       3.74%          4.74%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Short Term Bond Fund, a registered open-end investment company managed by the Advisor was merged into the Fifth Third Short Term Bond Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Short Term Bond Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class C shares is based on the performance for Institutional shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on August 1, 2003.


* The Merrill Lynch 1-3 Year Government/Corporate Bond Index(R) is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities of one to three years.

                                                                          MONEY
FIFTH THIRD PRIME MONEY MARKET FUND                                       MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be domestic or foreign corporate securities, including commercial paper that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, the Fund may invest in shares of money market investment companies that invest exclusively in these securities.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.


The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
--------------------------------------------------------------------------------
Bar Chart:
1999             4.53%
00               5.80%
01               3.59%
02               1.19%
03               0.49%
04               0.69%
05               2.53%
06               4.35%
07               4.67%
08               2.25%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

Best quarter:  Q4 2000                       1.51%
Worst quarter: Q4 2003                       0.09%
Year to Date Return (1/1/09 to 9/30/09):     0.20%

FIFTH THIRD PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                                 6/14/89        2.25%       2.89%          3.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1,3) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)         6/14/89       -3.51%       1.83%          2.30%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED SALES CHARGE)           6/14/89        1.49%       2.20%          2.32%
------------------------------------------------------------------------------------------------------------------------------------

(1) The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.

(2) The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on May 1, 2002.

(3) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              US EQUITY FUNDS (GROWTH)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                              SMALL CAP GROWTH FUND            MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                  A            B         C         A           B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          5.00%(1,2)   None      None      5.00%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                                    None         None      None      None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None         5.00%(3)  1.00%(4)  None        5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.70%        0.70%     0.70%     0.80%       0.80%     0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                         0.25%        1.00%     0.75%     0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.55%        0.55%     0.81%     0.37%       0.37%     0.62%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                        0.01%        0.01%     0.01%     0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                   1.51%        2.26%     2.27%     1.43%       2.18%     2.18%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                0.24%        0.24%     0.25%     0.29%       0.29%     0.29%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           1.27%        2.02%     2.02%     1.14%       1.89%     1.89%
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               US EQUITY FUNDS (GROWTH)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                              QUALITY GROWTH FUND             DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                  A            B         C         A           B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          5.00%(1,2)   None      None      5.00%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                                    None         None      None      None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None         5.00%(3)  1.00%(4)  None        5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.80%        0.80%     0.80%     0.80%       0.80%     0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                         0.25%        1.00%     0.75%     0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.33%        0.32%     0.58%     1.45%       1.41%     1.71%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                        0.01%        0.01%     0.01%     0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                   1.39%        2.13%     2.14%     2.51%       3.22%     3.27%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                0.07%        0.06%     0.07%     1.52%       1.48%     1.53%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           1.32%        2.07%     2.07%     0.99%       1.74%     1.74%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            US EQUITY FUNDS (VALUE)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                              MICRO CAP VALUE FUND             SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                A            B        C          A           B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          5.00%(1,2)   None     None       5.00%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None         None     None       None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None         5.00%(3) 1.00%(4)   None        5.00%(3)) 1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           1.00%        1.00%    1.00%      0.90%       0.90%     0.90%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                         0.25%        1.00%    0.75%      0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.89%        0.89%    1.13%      0.40%       0.40%     0.65%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES(5)                                         0.02%        0.02%    0.02%      0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                   2.16%        2.91%    2.90%      1.56%       2.31%     2.31%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                0.54%        0.54%    0.53%      0.15%       0.15%     0.15%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           1.62%        2.37%    2.37%      1.41%       2.16%     2.16%
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            US EQUITY FUNDS (VALUE)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                             ALL CAP VALUE FUND         DISCIPLINED LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                A            B        C          A           B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES       5.00%(1,2)      None     None       5.00%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None         None     None       None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None         5.00%(3) 1.00%(4)   None        5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           1.00%        1.00%    1.00%      0.80%       0.80%     0.80%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                         0.25%        1.00%    0.75%      0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.40%        0.40%    0.64%      0.27%       0.27%     0.52%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES(5)                                         0.01%        0.01%    0.01%      0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                   1.66%        2.41%    2.40%      1.33%       2.08%     2.08%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                0.36%        0.36%    0.35%      0.16%       0.16%     0.16%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           1.30%        2.05%    2.05%      1.17%       1.92%     1.92%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Funds' Advisor and Administrator have contractually agreed to waive and/or reimburse expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the respective Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      STRUCTURED PRODUCTS (QUANTITATIVE)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY INDEX FUND            INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                 A           B         C          A          B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES                                           5.00%(1,2)   None      None      5.00%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
    (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None         None      None      None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD                                             None         5.00%(3)  1.00%(4)  None        5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.30%        0.30%     0.30%     1.00%       1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
   (12b-1) FEES                                           0.25%        1.00%     0.75%     0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.32%        0.32%     0.57%     0.34%       0.34%     0.59%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES(5)                                         0.01%        0.01%     0.01%     0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES(6)                                  0.88%        1.63%     1.63%     1.60%       2.35%     2.35%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE
   REIMBURSEMENT(7)                                       0.43%        0.43%     0.43%     0.18%       0.18%     0.18%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           0.45%        1.20%     1.20%     1.42%       2.17%     2.17%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012 for Equity Index Fund and through November 26, 2010 for International Equity Fund. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month and 13-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             SPECIALITY STRATEGY--FEE TABLE
-------------------------------------------------------------------------------------------------------
                                                                          STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------
CLASS NAME                                                                 A         B        C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                        5.00%(1,2) None     None
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                                  None      None     None
-------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                              None      5.00%(3) 1.00%(4)
-------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          1.00%     1.00%    1.00%
-------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                        0.25%     1.00%    0.75%
-------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                           0.40%     0.40%    0.65%
-------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES(5)                                                        0.10%     0.10%    0.10%
-------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                                  1.75%     2.50%    2.50%
-------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                               0.54%     0.54%    0.54%
-------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                                          1.21%     1.96%    1.96%
-------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Fund's Advisor and Administrator have contractually agreed to waive and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month period for the Strategic Income Fund in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                        FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                             HIGH YIELD BOND FUND            TOTAL RETURN BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                 A           B        C          A           B         C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          4.75%(1,2)   None     None       4.75%(1,2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                   None         None     None       None        None      None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD                                             None         5.00%(3) 1.00%(4)   None        5.00%(3)  1.00%(4)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.70%        0.70%    0.70%      0.60%       0.60%     0.60%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                         0.25%        1.00%    0.75%      0.25%       1.00%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                            0.43%        0.50%    0.74%      0.24%       0.24%     0.49%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                        0.01%        0.01%    0.01%      0.01%       0.01%     0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                   1.39%        2.21%    2.20%      1.10%       1.85%     1.85%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                0.39%        0.46%    0.45%      0.19%       0.19%     0.19%
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                           1.00%        1.75%    1.75%      0.91%       1.66%     1.66%
------------------------------------------------------------------------------------------------------------------------------------

(1)     Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------
FEE TABLES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
----------------------------------------------------------------------------------------------------------
                                                                             SHORT TERM BOND FUND
----------------------------------------------------------------------------------------------------------
CLASS NAME                                                                       A           C
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                               3.00%(1,2)   None
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                    None         None
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                    None         1.00%(3)
----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.50%        0.50%
----------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                              0.25%        0.75%
----------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                 0.28%        0.53%
----------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(4)                                             0.01%        0.01%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                                        1.04%        1.79%
----------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(6)                                     0.23%        0.23%
----------------------------------------------------------------------------------------------------------
NET EXPENSES(5)                                                                0.81%        1.56%
----------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $500,000 or more, no sales charges apply; however. a contingent deferred sales charge ("CDSC") of 0.50% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(4) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(5) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(6) The Fund's Advisor and Administrator have contractually agreed to waive and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month period for the Short Term Bond Fund in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                       MONEY MARKET FUND--FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME                                                                         A       B          C
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON PURCHASES                                                                   None    None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
   ON REINVESTED DIVIDENDS                                                        None    None       None
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                       None    5.00%(1)   1.00%(2)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                   0.40%   0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                                 0.25%   1.00%      0.75%
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(3)                                                                 0.23%   0.24%      0.48%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(4)                                                0.01%   0.01%      0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING EXPENSES(5)                                                          0.89%   1.65%      1.64%
------------------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR
   EXPENSE REIMBURSEMENT(6)                                                       0.08%   0.09%      0.08%
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(5)                                                                   0.81%   1.56%      1.56%
------------------------------------------------------------------------------------------------------------------------------------

(1) 5% the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

(2) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(3) The Fund chose to participate in the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.04% and are included in other expenses.

(4) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(5) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(6) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. With regard to the Fund, fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds were borne by the Fund without regard to the Fund's expense limitation agreement and are in addition to the Fund's Total Annual Fund Operating Expenses described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


US EQUITY FUNDS (GROWTH)
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND      1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES           $623     $931    $1,261    $2,192
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption     $705     $983    $1,388    $2,387
   Assuming no Redemption  $205     $683    $1,188    $2,387
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption     $305     $685    $1,192    $2,586
   Assuming no Redemption  $205     $685    $1,192    $2,586
--------------------------------------------------------------------------------
MID CAP GROWTH FUND        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES           $610     $903    $1,217    $2,104
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption     $692     $954    $1,343    $2,300
   Assuming no Redemption  $192     $654    $1,143    $2,300
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption     $292     $654    $1,143    $2,491
   Assuming no Redemption  $191     $654    $1,143    $2,491
--------------------------------------------------------------------------------
QUALITY GROWTH FUND        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES           $628     $911    $1,216    $2,079
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption     $710     $961    $1,338    $2,269
   Assuming no Redemption  $210     $661    $1,138    $2,269
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption     $310     $663    $1,142    $2,466
   Assuming no Redemption  $210     $663    $1,142    $2,466
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND       1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES           $596    $1,104   $1,638    $3,094
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption     $677    $1,153   $1,755    $3,255
   Assuming no Redemption  $177     $853    $1,555    $3,255
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption     $277     $864    $1,576    $3,465
   Assuming no Redemption  $177     $864    $1,576    $3,465
--------------------------------------------------------------------------------
US EQUITY FUNDS (VALUE)
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND       1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES           $657    $1,093   $1,555    $2,829
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption     $740    $1,150   $1,686    $3,018
   Assuming no Redemption  $240     $850    $1,486    $3,018
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption     $340     $848    $1,482    $3,187
   Assuming no Redemption  $240     $848    $1,482    $3,187
--------------------------------------------------------------------------------

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE) (CONTINUED)
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $636     $954    $1,294    $2,252
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $719    $1,007   $1,422    $2,447
   Assuming no Redemption            $218     $707    $1,222    $2,447
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $319     $707    $1,222    $2,635
   Assuming no Redemption            $219     $707    $1,222    $2,635
--------------------------------------------------------------------------------
ALL CAP VALUE FUND                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $626     $964    $1,325    $2,339
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $708    $1,017   $1,453    $2,533
   Assuming no Redemption            $208     $717    $1,253    $2,533
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $308     $715    $1,248    $2,709
   Assuming no Redemption            $208     $715    $1,248    $2,709
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND     1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $613     $886    $1,179    $2,009
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $695     $937    $1,304    $2,206
   Assuming no Redemption            $195     $637    $1,104    $2,206
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $295     $637    $1,104    $2,398
   Assuming no Redemption            $195     $637    $1,104    $2,398
--------------------------------------------------------------------------------
STRUCTURED PRODUCTS (QUANTITATIVE)
--------------------------------------------------------------------------------
EQUITY INDEX FUND                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $544     $638     $838     $1,412
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $622     $681     $958     $1,615
   Assuming no Redemption            $122     $381     $758     $1,615
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $222     $381     $758     $1,818
   Assuming no Redemption            $122     $381     $758     $1,818
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $637     $963    $1,311    $2,290
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $720   $1,016    $1,439    $2,485
   Assuming no Redemption            $220     $716    $1,239    $2,485
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $320     $716    $1,239    $2,672
   Assuming no Redemption            $220     $716    $1,239    $2,672
--------------------------------------------------------------------------------
SPECIALTY STRATEGY
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES                     $617     $865    $1,249    $2,324
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption               $699     $915    $1,376    $2,518
   Assuming no Redemption            $199     $615    $1,176    $2,518
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption               $299     $615    $1,176    $2,705
   Assuming no Redemption            $199     $615    $1,176    $2,705
--------------------------------------------------------------------------------

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES              $572     $857    $1,163    $2,031
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption        $678     $947    $1,342    $2,300
   Assuming no Redemption     $178     $647    $1,142    $2,300
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption        $278     $645    $1,138    $2,497
   Assuming no Redemption     $178     $645    $1,138    $2,497
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES              $563     $790    $1,035    $1,736
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption        $669     $863    $1,183    $1,958
   Assuming no Redemption     $169     $563     $983     $1,958
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption        $269     $563     $983     $2,154
   Assuming no Redemption     $169     $563     $983     $2,154
--------------------------------------------------------------------------------
SHORT TERM BOND FUND          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES              $380     $551     $788     $1,469
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption        $259     $493     $902     $2,044
   Assuming no Redemption     $159     $493     $902     $2,044
--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND       1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
  CLASS A SHARES               $83     $277     $487     $1,091
--------------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption        $659     $812    $1,089    $1,744
   Assuming no Redemption     $159     $512     $889     $1,744
--------------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption        $259     $509     $883     $1,935
   Assuming no Redemption     $159     $509     $883     $1,935
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor or Subadvisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                Small        Mid
                                                Cap          Cap          Quality     Dividend    Micro Cap   Small Cap  All Cap
                                                Growth       Growth       Growth      Growth      Value       Value      Value
                                                Fund         Fund         Fund        Fund        Fund        Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                           X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                      X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                            X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                     X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                       X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                          X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options                   X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                           X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                           X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                   X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                               X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                     X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")                X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                            X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations                               X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Master Limited Partnerships
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                          X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                          X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                       X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                         X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                                 X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                        X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations           X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                             X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                          X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities                X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                                  X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)             X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                             X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                     X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                                X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                                X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                      X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities                 X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                    X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")         X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations     X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                              X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                           X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                         X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments            X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                          X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                      X           X           X           X           X           X          X
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                          Disciplined                                            High      Total      Short   Prime
                                          Large Cap    Equity    International    Strategic      Yield     Return     Term    Money
                                            Value       Index        Equity         Income       Bond       Bond      Bond    Market
                                             Fund       Fund          Fund          Fund         Fund       Fund      Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                      X                         X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                 X            X            X             X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                       X                         X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                  X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                     X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options              X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                      X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                      X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                          X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts              X                         X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities         X                         X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                          X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")           X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                       X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations                          X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Master Limited Partnerships                                                          X
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                     X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                     X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                  X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                    X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                            X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                   X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations      X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                        X            X            X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                     X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities           X            X            X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                             X            X            X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)        X            X            X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                        X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                           X            X            X             X             X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                           X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                 X            X            X             X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities            X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities               X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")    X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt
       Obligations                           X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                         X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                      X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                    X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments       X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                     X            X            X             X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                 X            X            X             X             X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.


COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Prime Money Market Fund and Dividend Growth Fund may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts: Micro Cap Value Fund, All Cap Value Fund, and Strategic Income Fund.


          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.


          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Prime Money Market Fund and Dividend Growth Fund may not invest in these.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Prime Money Market Fund, Bond Funds, and Dividend Growth Fund may not invest in these.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Prime Money Market Fund may not invest in these.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Prime Money Market Fund may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                CANADA BONDS: Issued by Canadian provinces.

                SOVEREIGN BONDS: Issued by the government of a foreign country.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Prime Money Market Fund may not invest in these.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Prime Money Market Fund may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MASTER LIMITED PARTNERSHIPS ("MLPs") are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Distributions attributable to gain from the sale of MLP interests may be taxed as ordinary income.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of a Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

50

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--------------------------------------------------------------------------------


MASTER LIMITED PARTNERSHIPS RISK. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in limited liability companies have many of the same characteristics and are subject to many of the same risks as master limited partnerships. Distributions attributable to gain from the sale of master limited partnership interests may be taxed as ordinary income.


POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.


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--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Funds, except the Prime Money Market Fund, may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder. Upon meeting certain conditions, the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


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--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND SUBADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.



Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway Street, Suite 1200, Cincinnati, OH 45202-4133, serves as investment subadvisor to High Yield Bond Fund. As of September 30, 2009, Fort Washington, together with its wholly-owned subsidiaries, had approximately $29.3 billion of assets under management.


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The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                                              AS A PERCENTAGE OF
                                                              AVERAGE NET ASSETS
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                               0.70%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                 0.70%
--------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                 0.80%
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                                                0.60%
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                1.00%
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                                                0.90%
--------------------------------------------------------------------------------
ALL CAP VALUE FUND                                                  0.90%
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND                                    0.70%
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                   0.10%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                           0.86%
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                               0.65%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND(1)                                             0.70%
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                                              0.45%
--------------------------------------------------------------------------------
SHORT TERM BOND FUND                                                0.40%
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                             0.40%
--------------------------------------------------------------------------------

(1)  The Advisor paid a portion of this fee to the Fund's subadvisor.



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PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003 and of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005. Mr. Billeadeau currently serves as the Director of Small and Mid Cap Growth Strategies. He joined FTAM in 2003 and has 23 years of investment experience. Prior to joining FTAM, he joined Investment Advisers, Inc. and became a principal of Paladin Investment Associates upon its launch on December 1, 2000. Prior to that, he held positions with Bank of America Investment Management and American Express Financial Advisors, and served as the Director and Senior Portfolio Manager responsible for the Small and Mid Cap Growth strategies at Trade Street Investment Associates, Inc. Mr. Billeadeau currently serves on the Board of Directors at FactSet Research Systems and chairs the Audit Committee there, and is a member of the Twin City Society of Security Analysts. Mr. Billeadeau graduated from Princeton University with a B.S. in Economics and is a CFA charterholder.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001 of the FIFTH THIRD SHORT TERM BOND FUND since November 2007 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2009. Mr. Cassady is a Senior Portfolio Manager on the Taxable Fixed Income team, responsible for the management of actively managed fixed income portfolios, and is Co-Manager for the Fifth Third Fixed Income Funds. He joined FTAM in 2003 and has 19 years of investment experience. Prior to joining FTAM, he had been with Fifth Third Bancorp since 1999 through its acquisition of Old Kent Bank. He is currently a member of the CFA West Michigan Society. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management and is a CFA charterholder.

Mark Demos has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2007. Mr. Demos is a Portfolio Manager on the Large Cap Growth Strategies team, helping to manage the Active Core, All Cap Core and Active Growth products. He joined FTAM in 2003, and in 2006 joined the Active Growth team as a Portfolio Manager. He has 11 years of investment experience. Prior to joining FTAM, Mr. Demos joined Fifth Third Bancorp in 1999 as an Analyst, covering the Technology, Energy, Industrial, and Materials sectors, and previously worked for the Ohio Company as an Analyst. He is currently a member of the CFA Society of Minnesota. Mark graduated with honors from Lee University with a B.S. in Business Administration and is a CFA charterholder.

Amy Denn has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2006 and of the FIFTH THIRD DIVIDEND GROWTH FUND since March 2009. Ms. Denn is the Director of Large Cap Growth Strategies, overseeing the Active Core, All Cap Core and Active Growth products. She joined FTAM in 2003 and has 13 years of investment management experience. Prior to joining FTAM, she joined Paladin Investment Associates as a Portfolio Manager in 2000. Prior to that, she was with Minneapolis-based Investment Advisers, Inc. (IAI) where she was promoted to Equity Research Analyst in 1996 and to Portfolio Manager in 2000. Ms. Denn graduated from Minnesota State University Mankato with a B.S. in Business Administration, majoring in Accounting and Finance.

Jon Fisher has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since September 2007. Mr. Fisher is a Portfolio Manager on the Large Cap Growth Strategies team, helping to manage the Active Core, All Cap Core and Active Growth products. He joined FTAM in 2003 and has 19 years of investment experience. Prior to joining Fifth Third Bancorp in 2000, he worked at PNC as a Portfolio Manager and Equity Analyst and subsequently worked at Dain Bosworth as an Equity Analyst. He has also served as President of the Cincinnati Society of Financial Analysts and has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. Mr. Fisher graduated from the University of Iowa with a B.S. in Business Administration, majoring in Finance, and went on to earn an M.B.A. from the University of Chicago. He is also a CFA charterholder.


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Martin E. Hargrave has been the portfolio manager of the FIFTH THIRD MID CAP
GROWTH FUND since February 2005 and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. Mr. Hargrave is a Portfolio Manager on the Small and Mid Cap Growth Strategies team. He joined FTAM in 2003 and has 18 years of investment experience. Prior to joining FTAM, he was employed with Investment Advisers, Inc. in 1996 as an Institutional Client Service Representative and in 2000, joined the Small and Mid Cap Growth Team as a Portfolio Manager. Prior to that, he worked at Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. Mr. Hargrave graduated with a B.S. from the University of Southern California, with an M.B.A. from the Anderson School at the University of California, Los Angeles, and is a CFA charterholder.

John P. Hoeting has been the portfolio manager of the Fifth Third taxable money market funds since February 2000 and the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since April 2004. Mr. Hoeting is the Director of Taxable Money Markets, responsible for the formation of short-term fixed income strategies and the management of taxable money market mutual funds. He joined FTAM in 2003 and has 17 years of investment experience. Prior to joining FTAM, Mr. Hoeting had been with Fifth Third Bancorp since 2000 carrying out the same responsibilities he now oversees. He is currently a member of the Cincinnati Society of Financial Analysts. John graduated from the University of Dayton with a B.S. in Finance and is a CFA charterholder.

Eric J. Holmes has been the portfolio manager of the FIFTH THIRD MICRO CAP VALUE FUND since April 2005 and of the FIFTH THIRD SMALL CAP VALUE FUND since July 2008. Mr. Holmes serves as the Director of Micro Cap Value Strategies and the Co-Director of Small Cap Value Strategies. He joined FTAM in 2003 and has 15 years of investment experience. Since joining FTAM, he has served as the Senior Research Analyst on the Micro Cap Value and Small Cap Value products. Previously, he was a Research Analyst for Victory Capital Management (Keycorp) on the Large Cap Value product, covering the Insurance and miscellaneous Consumer Cyclicals industries. Mr. Holmes also spent 5 years with Manning & Napier Advisors as a Research Analyst, Research Associate, and Research Assistant for the Small Cap Value and Large Cap Value products. He graduated summa cum laude from the State University of New York at Geneseo with a B.A. in Economics, received an M.B.A. in Finance from the Rochester Institute of Technology, and is a CFA charterholder.

Peter M. Klein has been the portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since January 2003. Mr. Klein currently serves as the Managing Director of Value Strategies, the Director of All Cap Value Strategies and as a Portfolio Manager for Large Cap Value Strategies. He joined FTAM in 2003 and has 30 years of investment experience. Prior to joining FTAM, he served as Portfolio Manager with Gelfand/Maxus Asset Management. In this capacity, he was actively involved in the investment management of individual and institutional portfolios. Mr. Klein joined Fifth Third Bancorp through its acquisition of Maxus in 2001. He graduated magna cum laude from John Carroll University with a B.A. in Philosophy, and went on to receive his M.B.A from Cleveland State University. He is a CFA charterholder.

Mark Koenig has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Koenig is the Managing Director of Structured Products. He joined FTAM in 2005 and has 14 years of investment experience. Prior to joining FTAM, he served as the Director of Quantitative Analysis at National City from 1999-2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a Quantitative Analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed income desk. Prior to that, he spent 10 years as a Research Engineer at Draper Laboratories where he specialized in developing guidance, navigation and control algorithms for spacecraft, aircraft, and underwater vehicles. He is currently a member of the CFA Society of Cleveland, the American Finance Association, and the Society of Quantitative Analysts. Mr. Koenig graduated from the University of Cincinnati with a B.S. in Aerospace Engineering, from the University of Arizona with an M.S. in Electrical Engineering, and from Carnegie Mellon with an M.S. in Computational Finance. He is a CFA charterholder.


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Joseph W. Kremer has been the portfolio manager of the FIFTH THIRD SMALL CAP
VALUE FUND since November 2005 and of the FIFTH THIRD MICRO CAP VALUE FUND since July 2008. Mr. Kremer is currently the Director of Mid, Small, and Micro Cap Value Strategies, and the Director of Small Cap Value Strategies. He joined FTAM in 2005 and has 17 years of investment experience. Prior to joining FTAM, he was Senior Vice President and Regional Manager at Evergreen Investments from March 2002 to November 2005, and he previously worked for National City overseeing portfolio managers. He also worked for M&I Investment Management Corporation and ran his own investment firm. Before beginning his investment career, Mr. Kremer was an Assistant Professor of Finance at the University of Notre Dame, where he taught portfolio management and investment theory courses for 6 years. He graduated cum laude from the University of Delaware with a B.S. in Accounting and a B.A. in Economics, received an M.B.A from the University of Wisconsin, and has a Ph.D. in Finance from the University of South Carolina. He is both a CFA charterholder and a CFP(R) certificant.

Peter Kwiatkowski has been the portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since February 2005 and of the FIFTH THIRD DIVIDEND GROWTH FUND since August 2005. He is the Director of Strategic Income Strategies. He joined FTAM in 2003 and has 10 years of investment experience. Prior to joining FTAM, he worked in Fifth Third Bancorp's Treasury Group where his responsibilities included structured finance, investments, balance sheet management, and economic analysis. Prior to that, Mr. Kwiatkowski worked as a Portfolio Analyst for Pacific Investment Management Company (PIMCO). His previous experience also includes 7 years in real estate. He is a current member of the Cincinnati Society of Financial Analysts, and a volunteer financial counselor. He graduated summa cum laude from California State University at Long Beach with a B.S. in Finance, Real Estate, and Law and is a CFA charterholder.

David R. Luebke has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. Mr. Luebke is currently a Portfolio Manager on the Small and Mid Cap Growth Strategies team. He joined FTAM in 2005 and has 12 years of investment experience. For the four years prior to joining FTAM, he was Vice President and Senior Equity Analyst for Harbor Capital Management and then Fortis Investments, after its acquisition of Harbor, where he was responsible for covering the Technology sector for small, mid, and large cap stocks. Prior to that, Mr. Luebke was a Portfolio Manager and Equity Analyst at First American Asset Management and Piper Capital Management. He is currently a member of the Boston Society of Security Analysts. Mr. Luebke graduated with honors (recipient of the Wall Street Journal Achievement Award) from the University of Minnesota with a B.S. in Business Administration and from the Carlson School of Management, University of Minnesota, with an M.B.A. in Finance. He is a CFA charterholder.


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Mary Jane Matts has been a portfolio manager of the FIFTH THIRD DISCIPLINED
LARGE CAP VALUE FUND since July 2005 and of the FIFTH THIRD ALL CAP VALUE FUND since November 2007. Ms. Matts serves as the Director of Large Cap Value Strategies, and as the Co-Director of All Cap Value Strategies. She joined FTAM in 2005 and has 22 years of investment experience. Prior to joining FTAM, Ms. Matts managed the Value Equity Team for National City's institutional asset management group, having joined the firm in 1995 as a large cap value portfolio manager, and later served as Director of Research for the Wealth Management Group. Prior to that, she was the Director of Research at Society Asset Management (now known as Victory Capital Management). She has a B.A. in Economics, conferred with Honors with Distinction, from Kenyon College, an M.B.A. from Case Western Reserve University, and is a CFA charterholder.

Mirko M. Mikelic has been a portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since April 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Mikelic is a Senior Portfolio Manager on the Fixed Income team, responsible for research and portfolio strategy. He joined FTAM in 2003 as a Senior Fixed Income Analyst. He has 13 years of investment experience. Prior to joining FTAM, Mr. Mikelic was an International Equity Analyst at Reach Capital Management and wrote research reports for CCN LLC. Prior to CCN, he spent several years on the liability management desk of Credit Suisse First Boston/DLJ where he also worked with several of the largest fixed income managers globally in a mortgage sales capacity. Mr. Mikelic started in the investment business as a Fixed Income Associate on Morgan Stanley's mortgage research and trading desks as part of their fixed income training program. He graduated from Kalamazoo College with a B.A. in Chemistry and Physics, and went on to earn a B.S.E.E. from Wayne State University as part of a 3/2 Engineering program. After a summer at Harvard, he entered the University of Chicago and completed an M.A. in International Political Economy/Relations and later, an M.B.A. in Analytic Finance and Accounting.

Ted Moore has been a portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since July 2008. Mr. Moore serves as a Portfolio Manager on both the Large Cap Value and All Cap Value Strategies teams. He joined FTAM in 2006 and has 13 years of investment experience. Prior to joining FTAM, he was an Equity Research Analyst for National City Bank where he joined in August of 2000. Prior to that, he was a Small and Mid Cap Stock Analyst for Driehaus Capital Management, and earlier, Morgan Keegan & Co. Mr. Moore graduated from Williams College with a B.A. in History and earned an M.B.A. in Finance from Indiana University. He is a CFA charterholder.

Scott Richter has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since September 2007. Mr. Richter currently serves as the Co-Director of Large Cap Value Strategies. He joined FTAM in 2007 and has 12 years of investment experience. Prior to joining FTAM, he was a Senior Portfolio Manager for Cleveland-based Weber, Fulton and Felman (acquired by Mellon Financial in 2002) which he joined in January 1998. Mr. Richter also gained 12 years of industry experience in the areas of engineering, accounting, product management, operations management, and business consulting prior to entering investment management. He has a B.S. in Mechanical Engineering with High Distinction from the University of Rochester, where he was elected to Phi Beta Kappa, and an M.B.A. from Harvard University's Graduate School of Business. Scott is a CFA charterholder.

Jason Schwartz has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND and of the FIFTH THIRD TOTAL RETURN BOND FUND since November 2007. Mr. Schwartz serves as a Portfolio Manager on the Fixed Income team, responsible for providing the taxable fixed income portfolios with analytics support and trade strategy, and also serves as an Analyst for the Commercial Mortgage-Backed Securities (CMBS) market. He joined FTAM in 2004 and has 5 years of investment experience. Prior to joining FTAM, Mr. Schwartz started with Fifth Third Bancorp in 2002 in the Retirement Plan Services group. He is currently a member of the Cincinnati Society of Financial Analysts. He graduated from the University of Kentucky in 2004 with a B.B.A. in Finance and is currently a CFA charterholder.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley is currently the Chief Fixed Income Officer, overseeing all Fixed Income operations. He joined FTAM in 2003, though he has been with Fifth Third Bancorp since 1988 through its acquisition of Old Kent Bank. He has 25 years of investment experience. Prior to joining


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FTAM, he was Manager of Short Term Investments/Foreign Exchange Exposure at
Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is currently a member of the Detroit Bond Club, is on the investment committee for the Western Michigan University Endowment Fund, and has served as the President of the Investment Analysts' Society of Chicago-West Michigan Chapter. He graduated with a B.A. from Albion College and is a CFA charterholder.


Zhiqiang Sun, PhD, has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Sun is a Quantitative Equity Analyst on the Structured Products team. He joined FTAM in 2006 and has more than 10 years of statistical analysis, banking and investment experience, specializing in statistical modeling, optimization, risk management, and asset pricing. Prior to joining FTAM, he worked as a Senior Risk Analyst in National City Investment Company's risk management department, where his responsibilities included analyzing the bank's balance sheet exposure to market and credit risk. During his time at National City, he also worked as a Senior Portfolio Manager developing models for investment style selection and optimization, and as a Senior Business Analyst in the consumer and small business division in which he helped create forecasting models and valuation models, while also conducting price sensitivity and optimization analysis. Mr. Sun has a Ph.D. in Operations Research (Finance concentration) from Case Western Reserve University. He also holds an M.S. in Applied Mathematics from East China University of Science and Technology, and a B.S. in Statistics from Fudan University.

Jill A. Thompson has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since July 2005, and of the FIFTH THIRD MID CAP GROWTH FUND since August 2006. Ms. Thompson is a Portfolio Manager on the Small and Mid Cap Growth Strategies team. She joined FTAM in 2005 and has 20 years of investment experience. Prior to joining FTAM, she served as Co-Portfolio Manager of KB Growth Advisors' Small Cap Growth product for 5 years. She was also with U.S. Bancorp Piper Jaffray for 10 years, where she served as Co-Portfolio Manager of U.S. Bancorp Asset Management/Piper Capital Management's Small and Mid Cap Growth products. Ms. Thompson graduated from St. Cloud University with a B.S. in Finance and is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. Mr. Wayton is a Portfolio Manager on the Structured Products team. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he was a Quantitative Analyst for the National City Investment Management Company, responsible for developing quantitative equity models and the management of the firm's passive assets. Prior to that, he worked for National City's Private Client Group, which he joined in January 1999. Mr. Wayton is currently a member of the CFA Society of Cleveland. He graduated from Ohio State University with a B.S.B.A. in Finance and is a CFA charterholder.

E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003. Mr. Wirtz joined FTAM as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

David L. Withrow has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since May 2002 and of the FIFTH THIRD TOTAL RETURN BOND FUND and the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Withrow is the Director of Taxable Fixed Income at FTAM, responsible for the management of actively managed fixed income portfolios and Fifth Third Fixed Income Funds. He joined FTAM in 2003 and has 20 years of investment experience. Prior to joining FTAM, David joined Fifth Third Bancorp in 1999 as a Senior Fixed Income Portfolio Manager. He is currently a member of the Cincinnati Society of Financial Analysts and a Board member for The Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA charterholder.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FORT WASHINGTON INVESTMENT ADVISORS, INC.

J. Kevin Seagraves is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November 2005. Mr. Seagraves is currently an Assistant Vice President and Senior Credit Analyst for Fixed Income and Credit Research at Fort Washington. From 1998-2003, Mr. Seagraves was a Senior Analyst at Summit Investment Partners. From 1996-1998, Mr. Seagraves was a Credit Team Leader and Credit Analyst at National City Bank. Mr. Seagraves earned a B.S. in Finance from Miami University.


Brendan M. White is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. White is currently a Managing Director and Senior Portfolio Manager of Fort Washington and was previously a Vice President and Senior Portfolio Manager of Fort Washington. He has worked for Fort Washington since 1993 and has over 16 years of fixed-income management experience. Mr. White holds an MBA from Xavier University and a B.S. in Finance from The Ohio State University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of these policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Funds' website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING PRIME MONEY MARKET FUND SHARES

The Fund's net asset value ("NAV") is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.


The Prime Money Market Fund calculates its NAV at 4:00 p.m. Eastern Time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


PRICING NON-MONEY MARKET FUND SHARES

The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Funds' Board of Trustees, the value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. In addition, under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock and Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Funds' Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares are responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Stock Funds or for the Bond Funds must be received by the Funds' transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. All purchase orders for the Prime Money Market Fund must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. Purchase orders received after 4:00 p.m. Eastern Time will be processed on the following business day.

You may purchase Class A and Class C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

o    minimum initial or subsequent investment requirements

o    exchange policies


o    cut-off time for investments


o    redemption fees

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Class A shares or Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500.

Subsequent investments must be in amounts of at least $50. The maximum investment for total purchases of Class C shares by a shareholder is $999,999. These limitations on purchases of Class C shares do not apply to retirement plans or omnibus accounts.

The investment limitations described above are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these stated limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Funds to your investment representative.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

SYSTEMATIC INVESTMENT PROGRAM

You may make monthly systematic investments in Class A or Class C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Stock and Bond Funds must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.

Orders to sell shares of the Prime Money Market Fund received by the Fund's transfer agent by 4:00 p.m Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Funds received by the Funds' transfer agent after 4:00 p.m Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders and for shareholders of the Fifth Third Funds prior to August 1, 2005.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM--PRIME MONEY MARKET FUND'S CLASS B SHARES ONLY


You can use the Funds' Automatic Exchange feature to purchase Class B shares of the Funds at regular intervals through regular, automatic redemptions from your Fifth Third Fund account. Shareholders who invested directly in Class B shares of the Fund, as opposed to Shareholders obtaining Class B shares of the Fund upon exchange of Class B shares of any of the other Funds will be requested to participate in the Automatic Exchange Program and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B shares have been withdrawn from the Fund within two years of purchase. To participate in the Automatic Exchange Program invest a minimum of $10,000 in the Fund and $1,000 in the Fund whose shares you are buying. To add the Automatic Exchange Program to your account or to change or terminate the Automatic Exchange instructions on an existing account, contact your financial institution.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUNDS
--------------------------------------------------------------------------------

Class A shares, Class B shares* and Class C shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.

                              CLASS A                   CLASS B*                    CLASS C
--------------------  ------------------------  --------------------------  --------------------------
CHARGE (LOAD)         Front-end sales charge    No front-end sales charge.  No front-end sales charge.
                      (not applicable to money  A contingent deferred       A contingent deferred
                      market funds); reduced    sales charge (CDSC) will    sales charge (CDSC) will
                      sales charges available   be imposed on shares        be imposed on shares
                      (see "Sales Charge        redeemed within 6 years     redeemed within 12
                      Reductions -- Class A     after purchase.             months after purchase.
                      shares")
--------------------  ------------------------  --------------------------  --------------------------
DISTRIBUTION/SERVICE  Subject to annual         Subject to annual           Subject to annual
  (12B-1) FEE         distribution and          distribution and            distribution and
                      shareholder servicing     shareholder servicing fees  shareholder servicing fees
                      fees of up to 0.25%       of up to 1.00% of the       of up to 0.75% of the
                      of the Fund's assets.     Fund's assets.              Fund's assets. (Also
                                                                            subject to a non-12b-1
                                                                            fee for shareholder
                                                                            servicing of up to 0.25%
                                                                            of the Fund's assets.)
--------------------  ------------------------  --------------------------  --------------------------
FUND EXPENSES         Lower annual expenses     Higher annual expenses      Higher annual expenses
                      than Class B and Class C  than Class A shares.        than Class A shares.
                      shares.
--------------------  ------------------------  --------------------------  --------------------------
CONVERSION            None                      Converts to Class A         None
                                                shares after 8 years.
--------------------  ------------------------  --------------------------  --------------------------
MAXIMUM PURCHASE      None                      $99,999                     $999,999
  AMOUNT
--------------------  ------------------------  --------------------------  --------------------------

* Effective May 11, 2007, Class B shares were closed to all new investments. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Fifth Third Funds offers shares of certain classes of the following Funds:

FUND                                    CLASS A        CLASS B*       CLASS C
-----------------------------------------------------------------------------
Small Cap Growth Fund                      X              X              X
-----------------------------------------------------------------------------
Mid Cap Growth Fund                        X              X              X
-----------------------------------------------------------------------------
Quality Growth Fund                        X              X              X
-----------------------------------------------------------------------------
Dividend Growth Fund                       X              X              X
-----------------------------------------------------------------------------
Micro Cap Value Fund                       X              X              X
-----------------------------------------------------------------------------
Small Cap Value Fund                       X              X              X
-----------------------------------------------------------------------------
All Cap Value Fund                         X              X              X
-----------------------------------------------------------------------------
Disciplined Large Cap Value Fund           X              X              X
-----------------------------------------------------------------------------
Equity Index Fund                          X              X              X
-----------------------------------------------------------------------------
International Equity Fund                  X              X              X
-----------------------------------------------------------------------------
Strategic Income Fund                      X              X              X
-----------------------------------------------------------------------------
High Yield Bond Fund                       X              X              X
-----------------------------------------------------------------------------
Total Return Bond Fund                     X              X              X
-----------------------------------------------------------------------------
Short Term Bond Fund                       X                             X
-----------------------------------------------------------------------------
Prime Money Market Fund                    X              X              X
-----------------------------------------------------------------------------

* Class B shares are closed to all new investments. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge (except the Prime Money Market Fund, which does not impose a sales charge). Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.


The current sales charge rates are as follows:
                                                                                                         HIGH YIELD BOND FUND
                                      EQUITY FUNDS                  SHORT TERM BOND FUND                TOTAL RETURN BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                        SALES CHARGE                         SALES CHARGE                        SALES CHARGE
                            AS A       CHARGE                    AS A      CHARGE                    AS A      CHARGE
                           % OF         AS A %                  % OF        AS A %                  % OF       AS A %
                          OFFERING     OF YOUR     DEALER     OFFERING    OF YOUR      DEALER     OFFERING    OF YOUR      DEALER
                           PRICE     INVESTMENT  REALLOWANCE    PRICE    INVESTMENT REALLOWANCE    PRICE     INVESTMENT  REALLOWANCE
------------------------------------------------------------------------------------------------------------------------------------
LESS THAN $50,000          5.00%        5.26%       4.50%       3.00%       3.63%      2.60%        4.75%        4.99%      4.25%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 BUT LESS
  THAN $100,000            4.50%        4.71%       4.00%       2.50%       3.09%      2.10%        4.50%        4.71%      3.75%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN
  $250,000                 3.50%        3.63%       3.00%       2.00%       2.56%      1.70%        3.50%        3.63%      3.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN
  $500,000                 2.50%        2.56%       2.10%       1.50%       2.04%      1.25%        2.50%        2.56%      2.10%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 OR MORE             --           --          --        0.00%       0.00%       --(2)         --           --         --
------------------------------------------------------------------------------------------------------------------------------------
$500,000 BUT LESS THAN
  $1,000,000               2.00%        2.04%       1.70%         --          --         --         2.00%        2.04%      1.70%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 OR MORE(1)      0.00%        0.00%        --(2)        --          --         --         0.00%        0.00%        --(2)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you purchase $1,000,000 or more of Class A shares ($500,000 or more of Class A shares for Short Term Bond Fund) and do not pay a sales charge, and you sell any of these shares before the twelfth month anniversary of purchase, you will pay a 1% (0.50% for Short Term Bond Fund) CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.


(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 ($500,000 or more of Class A shares for Short Term Bond Fund) or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares are closed to all new investments. Holders of Class B shares who sell their Class B shares before the end of the sixth year after purchase will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B shares are subject to the following CDSC schedule:

                                           % OF NAV (AT TIME OF PURCHASE OR SALE
  YEAR OF REDEMPTION AFTER PURCHASE          IF LOWER) DEDUCTED FROM PROCEEDS
--------------------------------------------------------------------------------
DURING THE FIRST YEAR                                        5%
--------------------------------------------------------------------------------
DURING THE SECOND YEAR                                       4%
--------------------------------------------------------------------------------
DURING THE THIRD OR FOURTH YEARS                             3%
--------------------------------------------------------------------------------
DURING THE FIFTH YEAR                                        2%
--------------------------------------------------------------------------------
DURING THE SIXTH YEAR                                        1%
--------------------------------------------------------------------------------
DURING THE SEVENTH OR EIGHTH YEARS                           0%
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SALES CHARGE REDUCTIONS -- CLASS A SHARES

The Funds offer reduced sales charges on Class A shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Fifth Third Fund held in your account or accounts listed under "Combination Privilege" below.

--------------------------------------------------------------------------------
AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.
--------------------------------------------------------------------------------

     o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts:
          (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below. Shareholders may include existing Class A, Class B and Class C shares (with the exception of Money Market Funds held in each class) in the rights of accumulation values to lower their sales charge on purchasing Class A shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

     o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A shares of the Prime Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Funds' sales charge reduction program can also be obtained free of charge on the Funds' web-site: www.fifththirdfunds.com.

SALES CHARGE WAIVERS
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

     o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

     o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

     o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

     o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee- based financial planners and other types of financial institutions (including omnibus service providers).

     o    Shares purchased by former Kent Fund Investment Class shareholders.


CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

     o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

     o Redemptions from accounts following the death or disability of the shareholder.

     o Investors who purchased through a participant directed defined benefit plan.

     o    Returns of excess contributions to certain retirement plans.

     o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

     o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

     o Shares issued for sweep accounts when a sales commission was not paid at the time of purchase. In this case, the maximum purchase amount is waived also.


CLASS C SHARES

The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.

ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding each Fund's sales charges and breakpoint discounts is available by hyperlink on the Funds' Web site at www.fifththirdfunds.com.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REINSTATEMENT PRIVILEGE

If you have sold Class A shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES FOR ALL FUNDS

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class B and Class C shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

The 12b-1 fees vary by share class as follows:

     o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

     o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

     o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.

Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class B and Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A shares and paid a front-end sales charge.

--------------------------------------------------------------------------------
YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUNDS OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH YOUR ACCOUNT. THE FUNDS CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

DEALER COMPENSATION AND INCENTIVES


The Distributor pays Dealers selling Class A shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges -- Class A Shares." Additionally, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of the Class A shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor or Advisor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000 ($500,000 for the Short Term Bond Fund), as described in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The Distributor or the Advisor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, beginning in the 13th month following each sale, Dealers receive monthly ongoing compensation up to 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).


With respect to Class A, Class B and Class C shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.

In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.


The Advisor is not permitted to consider sales of shares of the Funds (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Since the Advisor or Distributor make up front dealer concession payments on Class C shares and Class A share finder fees (sales above $1 million or $500,000 for Short Term Bond Fund), the 12b-1 fee shareholder servicing fees and CDSCs, are retained by the Distributor or Advisor as reimbursement for such payments.




DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------
All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B or Class C shares because Class A shares have lower operating expenses than Class B or Class C shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared daily and paid monthly by the following Funds:
Strategic Income Fund and Prime Money Market Fund.

Dividends, if any, are declared and paid monthly by the following Funds: High Yield Bond Fund, Total Return Bond Fund and Short Term Bond Fund.

Dividends, if any, are declared and paid quarterly by the following Funds:
Equity Index Fund, All Cap Value Fund, Disciplined Large Cap Value Fund and Dividend Growth Fund.

Dividends, if any, are declared and paid annually by the following Funds:
MidCap Growth Fund, Micro Cap Value Fund, Quality Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and International Equity Fund.


Capital gains, if any, are distributed at least annually.


As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Strategic Income Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder. However, because the Prime Money Market Fund seeks to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange or redemption of shares in the Prime Money Market Fund will result in a taxable gain or loss.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The Prime Money Market Fund and fixed income funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

FOREIGN INVESTMENTS

If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign witholding or other taxes which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to reduced tax rates or exemption from foreign tax on this income. A Fund's effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Fifth Third International Equity Fund intends to qualify so as to be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If Fifth Third International Equity Fund makes that election, a shareholder in the Fund must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                      RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                  -------------------------------                ----------------------
                                                                   NET REALIZED
                                                                        AND
                                                                    UNREALIZED      CHANGE IN
                                     NET ASSET                     GAINS/(LOSSES)   NET ASSETS
                                      VALUE,         NET               FROM         RESULTING        NET         NET
                                     BEGINNING    INVESTMENT        INVESTMENT        FROM       INVESTMENT   REALIZED
                                     OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS       INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/09                    $ 7.54         (0.04)##          (1.84)         (1.88)          --          --
Year ended 7/31/08                    $12.84         (0.08)##          (0.72)         (0.80)          --       (4.50)
Year ended 7/31/07                    $13.65         (0.11)##           2.54           2.43           --       (3.24)
Year ended 7/31/06                    $15.17         (0.14)##           0.49           0.35           --       (1.87)
Year ended 7/31/05                    $15.18         (0.14)##           3.00           2.86           --       (2.87)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/09                    $ 6.92         (0.07)##          (1.70)         (1.77)          --          --
Year ended 7/31/08                    $12.21         (0.14)##          (0.65)         (0.79)          --       (4.50)
Year ended 7/31/07                    $13.21         (0.20)##           2.44           2.24           --       (3.24)
Year ended 7/31/06                    $14.85         (0.25)##           0.48           0.23           --       (1.87)
Year ended 7/31/05                    $15.02         (0.24)##           2.94           2.70           --       (2.87)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/09                    $ 6.93         (0.07)##          (1.70)         (1.77)          --          --
Year ended 7/31/08                    $12.23         (0.14)##          (0.66)         (0.80)          --       (4.50)
Year ended 7/31/07                    $13.23         (0.20)##           2.44           2.24           --       (3.24)
Year ended 7/31/06                    $14.86         (0.25)##           0.49           0.24           --       (1.87)
Year ended 7/31/05                    $15.03         (0.24)##           2.94           2.70           --       (2.87)
-----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/09                    $11.56         (0.03)##          (3.16)         (3.19)          --       (1.41)
Year ended 7/31/08                    $15.20         (0.08)##          (1.37)         (1.45)          --       (2.19)
Year ended 7/31/07                    $16.17         (0.11)##@          2.64           2.53           --       (3.50)
Year ended 7/31/06                    $15.69         (0.08)##           0.76           0.68         (0.01)     (0.19)
Year ended 7/31/05                    $12.72         (0.05)             3.02           2.97           --          --
-----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/09                    $10.68         (0.07)##          (2.96)         (3.03)          --       (1.41)
Year ended 7/31/08                    $14.31         (0.17)##          (1.27)         (1.44)          --       (2.19)
Year ended 7/31/07                    $15.50         (0.21)##@          2.52           2.31           --       (3.50)
Year ended 7/31/06                    $15.16         (0.20)##           0.73           0.53           --       (0.19)
Year ended 7/31/05                    $12.38         (0.15)             2.93           2.78           --          --
-----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/09                    $10.13         (0.07)##          (2.83)         (2.90)          --       (1.41)
Year ended 7/31/08                    $13.65         (0.16)##          (1.17)         (1.33)          --       (2.19)
Year ended 7/31/07                    $14.94         (0.20)##@          2.41           2.21           --       (3.50)
Year ended 7/31/06                    $14.61         (0.19)##           0.71           0.52           --       (0.19)
Year ended 7/31/05                    $11.94         (0.16)             2.83           2.67           --          --
-----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS A SHARES
Year ended 7/31/09                    $16.14          0.04##           (3.56)         (3.52)        (0.03)     (0.50)
Year ended 7/31/08                    $18.12         (0.01)##           0.71           0.70         (0.01)     (2.67)
Year ended 7/31/07                    $15.36          0.06##@           3.01           3.07         (0.06)     (0.25)
Year ended 7/31/06                    $16.05         (0.07)##          (0.62)         (0.69)          --          --
Year ended 7/31/05                    $14.38         (0.02)             1.72           1.70         (0.03)        --
-----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS B SHARES
Year ended 7/31/09                    $15.19         (0.04)##          (3.38)         (3.42)          --       (0.50)
Year ended 7/31/08                    $17.30         (0.13)##           0.69           0.56           --       (2.67)
Year ended 7/31/07                    $14.74         (0.06)##@          2.88           2.82         (0.01)     (0.25)
Year ended 7/31/06                    $15.52         (0.18)##          (0.60)         (0.78)          --          --
Year ended 7/31/05                    $13.99         (0.14)             1.67           1.53           --^         --
-----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS C SHARES
Year ended 7/31/09                    $14.72         (0.04)##          (3.27)         (3.31)          --       (0.50)
Year ended 7/31/08                    $16.85         (0.12)##           0.66           0.54           --       (2.67)
Year ended 7/31/07                    $14.36         (0.06)##@          2.81           2.75         (0.01)     (0.25)
Year ended 7/31/06                    $15.12         (0.18)##          (0.58)         (0.76)          --          --
Year ended 7/31/05                    $13.63         (0.15)             1.64           1.49           --^         --
-----------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                     RATIOS OF   RATIOS OF
                                                         NET      TOTAL       NET     EXPENSES    EXPENSES   RATIOS OF NET
                                            TOTAL       ASSET    RETURN     ASSETS,      TO          TO       INVESTMENT
                                         DIVIDENDS      VALUE,  (EXCLUDES   END OF    AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                            AND         END OF    SALES     PERIOD      NET         NET       TO AVERAGE   TURNOVER
                                        DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/09                            --        $ 5.66   (24.93)%   $  6,630     1.50%      1.26%       (0.73)%      81%
Year ended 7/31/08                         (4.50)       $ 7.54   (10.48)%   $ 10,722     1.34%      1.26%       (0.86)%     105%
Year ended 7/31/07                         (3.24)       $12.84    20.11%    $ 16,036     1.30%      1.26%       (0.84)%      90%
Year ended 7/31/06                         (1.87)       $13.65     2.50%    $ 17,783     1.28%      1.27%       (0.99)%      67%
Year ended 7/31/05                         (2.87)       $15.17    20.45%    $ 22,714     1.26%      1.26%       (0.93)%      65%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/09                            --        $ 5.15   (25.58)%   $    549      2.25%     2.01%       (1.48)%      81%
Year ended 7/31/08                         (4.50)       $ 6.92   (11.15)%   $    897      2.09%     2.01%       (1.61)%     105%
Year ended 7/31/07                         (3.24)       $12.21    19.31%    $  1,318      2.06%     2.01%       (1.59)%      90%
Year ended 7/31/06                         (1.87)       $13.21     1.69%    $  1,414      2.03%     2.02%       (1.74)%      67%
Year ended 7/31/05                         (2.87)       $14.85    19.51%    $  1,805      2.01%     2.01%       (1.68)%      65%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/09                            --        $ 5.16   (25.54)%   $    234      2.26%     2.01%       (1.49)%      81%
Year ended 7/31/08                         (4.50)       $ 6.93   (11.14)%   $    273      2.09%     2.01%       (1.61)%     105%
Year ended 7/31/07                         (3.24)       $12.23    19.18%    $    426      2.05%     2.01%       (1.60)%      90%
Year ended 7/31/06                         (1.87)       $13.23     1.75%    $    384      2.03%     2.02%       (1.75)%      67%
Year ended 7/31/05                         (2.87)       $14.86    19.57%    $    618      2.01%     2.01%       (1.68)%      65%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS A SHARES
Year ended 7/31/09                         (1.41)       $ 6.96   (24.18)%   $ 11,989      1.42%     1.24%       (0.38)%      47%
Year ended 7/31/08                         (2.19)       $11.56   (11.43)%   $ 20,378      1.36%     1.34%       (0.62)%      96%
Year ended 7/31/07                         (3.50)       $15.20    16.93%@   $ 29,103      1.35%     1.34%       (0.73)%      55%
Year ended 7/31/06                         (0.20)       $16.17     4.34%    $ 34,437      1.33%     1.33%       (0.49)%      69%
Year ended 7/31/05                            --        $15.69    23.35%    $ 41,921      1.34%     1.34%       (0.29)%      54%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS B SHARES
Year ended 7/31/09                         (1.41)       $ 6.24   (24.72)%   $  1,883      2.17%     2.00%       (1.13)%      47%
Year ended 7/31/08                         (2.19)       $10.68   (12.14)%   $  4,187      2.11%     2.09%       (1.38)%      96%
Year ended 7/31/07                         (3.50)       $14.31    16.14%@   $  5,707      2.09%     2.09%       (1.48)%      55%
Year ended 7/31/06                         (0.19)       $15.50     3.51%    $  6,507      2.08%     2.08%       (1.24)%      69%
Year ended 7/31/05                            --        $15.16    22.46%    $  6,874      2.09%     2.09%       (1.03)%      54%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND CLASS C SHARES
Year ended 7/31/09                         (1.41)       $ 5.82   (24.82)%   $    376      2.17%     2.00%       (1.13)%      47%
Year ended 7/31/08                         (2.19)       $10.13   (11.88)%   $    714      2.11%     2.09%       (1.37)%      96%
Year ended 7/31/07                         (3.50)       $13.65    16.07%@   $    802      2.09%     2.09%       (1.47)%      55%
Year ended 7/31/06                         (0.19)       $14.94     3.57%    $  1,122      2.08%     2.08%       (1.22)%      69%
Year ended 7/31/05                            --        $14.61    22.36%    $  1,600      2.09%     2.09%       (1.03)%      54%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS A SHARES
Year ended 7/31/09                         (0.53)       $12.09   (21.29)%   $ 61,219      1.38%     1.31%        0.37%       31%
Year ended 7/31/08                         (2.68)       $16.14     2.51%    $ 90,015      1.36%     1.32%       (0.03)%      57%
Year ended 7/31/07                         (0.31)       $18.12    20.18%@   $ 92,728      1.35%     1.33%        0.27%       98%
Year ended 7/31/06                            --        $15.36    (4.30)%   $114,828      1.33%     1.33%       (0.42)%     108%
Year ended 7/31/05                         (0.03)       $16.05    11.83%    $165,836      1.33%     1.33%       (0.08)%      71%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND CLASS B SHARES
Year ended 7/31/09                         (0.50)       $11.27   (21.96)%   $  6,185      2.12%     2.06%       (0.37)%      31%
Year ended 7/31/08                         (2.67)       $15.19     1.78%    $ 14,165      2.11%     2.07%       (0.77)%      57%
Year ended 7/31/07                         (0.26)       $17.30    19.29%@   $ 11,347      2.10%     2.08%       (0.49)%      98%
Year ended 7/31/06                            --        $14.74    (5.03)%   $ 13,259      2.08%     2.08%       (1.18)%     108%
Year ended 7/31/05                            --^       $15.52    10.95%    $ 17,791      2.08%     2.08%       (0.85)%      71%
------------------------------------------------------------------------------------------------------------------------------------
\QUALITY GROWTH FUND CLASS C SHARES
Year ended 7/31/09                         (0.50)       $10.91   (21.97)%  $ 1,631       2.13%      2.06%       (0.38)%      31%
Year ended 7/31/08                         (2.67)       $14.72     1.70%   $ 2,805       2.11%      2.07%       (0.77)%      57%
Year ended 7/31/07                         (0.26)       $16.85    19.30%@  $ 2,275       2.10%      2.08%       (0.45)%      98%
Year ended 7/31/06                            --        $14.36    (5.03)%  $ 3,199       2.08%      2.08%       (1.17)%     108%
Year ended 7/31/05                            --^       $15.12    10.95%   $ 5,238       2.08%      2.08%       (0.83)%      71%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                      RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                  -------------------------------                ----------------------
                                                                   NET REALIZED
                                                                        AND
                                                                    UNREALIZED      CHANGE IN
                                     NET ASSET                     GAINS/(LOSSES)   NET ASSETS
                                      VALUE,         NET               FROM         RESULTING        NET         NET
                                     BEGINNING    INVESTMENT        INVESTMENT        FROM       INVESTMENT   REALIZED
                                     OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS       INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS A SHARES
Year ended 7/31/09                     $23.35        0.26##            (5.24)        (4.98)         (0.34)         --
Year ended 7/31/08                     $25.07        0.27##            (1.74)        (1.47)         (0.25)         --
Year ended 7/31/07                     $22.18        0.49##@            2.82          3.31          (0.42)         --
Year ended 7/31/06                     $21.34        0.23##             0.85          1.08          (0.24)         --
Year ended 7/31/05                     $18.82       (0.19)##            2.71          2.52            --           --
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS B SHARES
Year ended 7/31/09                     $22.57        0.14##            (5.08)        (4.94)         (0.21)         --
Year ended 7/31/08                     $24.31        0.08##            (1.67)        (1.59)         (0.15)         --
Year ended 7/31/07                     $21.53        0.31##@            2.71          3.02          (0.24)         --
Year ended 7/31/06                     $20.83        0.06##             0.80          0.86          (0.16)         --
Year ended 7/31/05                     $18.51       (0.33)##            2.65          2.32            --           --
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS C SHARES
Year ended 7/31/09                     $21.92        0.12##            (4.92)        (4.80)         (0.23)         --
Year ended 7/31/08                     $23.67        0.08##            (1.68)        (1.60)         (0.15)         --
Year ended 7/31/07                     $20.97        0.29##@            2.66          2.95          (0.25)         --
Year ended 7/31/06                     $20.27        0.07##             0.78          0.85          (0.15)         --
Year ended 7/31/05                     $18.01       (0.32)##            2.58          2.26            --           --
-----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                     $ 3.49        0.01##            (0.47)        (0.46)         (0.01)      (0.01)
Year ended 7/31/08                     $ 6.73        0.01##            (0.75)        (0.74)           --        (2.50)
Year ended 7/31/07                     $ 7.80       (0.01)##            0.90          0.89          (0.04)      (1.92)
Year ended 7/31/06                     $10.78          --^##            0.15          0.15            --^       (3.13)
Year ended 7/31/05                     $10.14       (0.03)##            1.39          1.36            --        (0.72)
-----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                     $ 3.16       (0.01)##           (0.43)        (0.44)           --        (0.01)
Year ended 7/31/08                     $ 6.39       (0.02)##           (0.71)        (0.73)           --        (2.50)
Year ended 7/31/07                     $ 7.52       (0.06)##            0.86          0.80          (0.01)      (1.92)
Year ended 7/31/06                     $10.56       (0.06)##            0.15          0.09            --        (3.13)
Year ended 7/31/05                     $ 9.96       (0.04)##            1.36          1.32            --        (0.72)
-----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                     $ 3.17       (0.01)##           (0.43)        (0.44)           --        (0.01)
Year ended 7/31/08                     $ 6.39       (0.02)##           (0.70)        (0.72)           --        (2.50)
Year ended 7/31/07                     $ 7.52       (0.05)##            0.84          0.79            --        (1.92)
Year ended 7/31/06                     $10.56       (0.06)##            0.15          0.09            --        (3.13)
Year ended 7/31/05                     $ 9.96       (0.04)##            1.36          1.32            --        (0.72)
-----------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                     RATIOS OF   RATIOS OF
                                                         NET      TOTAL       NET     EXPENSES    EXPENSES   RATIOS OF NET
                                            TOTAL       ASSET    RETURN     ASSETS,      TO          TO       INVESTMENT
                                         DIVIDENDS      VALUE,  (EXCLUDES   END OF    AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                            AND         END OF    SALES     PERIOD      NET         NET       TO AVERAGE   TURNOVER
                                        DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS A SHARES
Year ended 7/31/09                         (0.34)       $18.03   (21.37)%   $  2,078     2.50%      0.98%         1.49%      102%
Year ended 7/31/08                         (0.25)       $23.35    (5.93)%   $  3,074     2.00%      0.98%         1.08%       76%
Year ended 7/31/07                         (0.42)       $25.07    14.97%@   $  3,926     1.92%      0.98%         1.80%       68%
Year ended 7/31/06                         (0.24)       $22.18     5.05%    $  4,670     2.93%      0.98%         1.08%      147%
Year ended 7/31/05                            --        $21.34    13.39%    $  7,087     2.24%      1.70%        (0.98)%      28%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS B SHARES
Year ended 7/31/09                         (0.21)       $17.42   (21.93)%   $    113     3.21%      1.73%         0.79%      102%
Year ended 7/31/08                         (0.15)       $22.57    (6.62)%   $    225     2.74%      1.73%         0.34%       76%
Year ended 7/31/07                         (0.24)       $24.31    14.11%@   $    369     2.66%      1.73%         1.08%       68%
Year ended 7/31/06                         (0.16)       $21.53     4.13%    $    371     3.70%      1.73%         0.27%      147%
Year ended 7/31/05                            --        $20.83    12.53%    $    311     2.97%      2.45%        (1.73)%      28%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND CLASS C SHARES
Year ended 7/31/09                         (0.23)       $16.89   (21.93)%   $    156     3.26%      1.73%         0.75%      102%
Year ended 7/31/08                         (0.15)       $21.92    (6.83)%   $    228     2.74%      1.73%         0.34%       76%
Year ended 7/31/07                         (0.25)       $23.67    14.12%@   $    356     2.67%      1.73%         1.02%       68%
Year ended 7/31/06                         (0.15)       $20.97     4.22%    $    389     3.71%      1.73%         0.32%      147%
Year ended 7/31/05                            --        $20.27    12.55%    $    516     3.00%      2.45%        (1.73)%      28%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                         (0.02)       $ 3.01   (13.18)%   $  7,497     2.14%      1.60%         0.40%       46%
Year ended 7/31/08                         (2.50)       $ 3.49   (12.41)%   $ 10,552     2.06%      1.60%         0.16%       49%
Year ended 7/31/07                         (1.96)       $ 6.73    12.24%    $ 11,486     1.77%      1.60%        (0.08)%      72%
Year ended 7/31/06                         (3.13)       $ 7.80     1.59%    $ 17,759     1.65%      1.62%        (0.05)%      42%
Year ended 7/31/05                         (0.72)       $10.78    13.60%    $ 29,172     1.60%      1.60%        (0.31)%      12%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                         (0.01)       $ 2.71   (13.80)%   $  1,937     2.89%      2.35%        (0.34)%      46%
Year ended 7/31/08                         (2.50)       $ 3.16   (13.23)%   $  3,032     2.81%      2.35%        (0.62)%      49%
Year ended 7/31/07                         (1.93)       $ 6.39    11.38%    $  5,069     2.53%      2.35%        (0.87)%      72%
Year ended 7/31/06                         (3.13)       $ 7.52     0.86%    $  6,032     2.40%      2.37%        (0.73)%      42%
Year ended 7/31/05                         (0.72)       $10.56    13.54%    $  7,348     2.36%      1.73%        (0.40)%      12%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                         (0.01)       $ 2.72   (13.75)%   $  1,446     2.88%      2.35%        (0.35)%      46%
Year ended 7/31/08                         (2.50)       $ 3.17   (12.95)%   $  1,749     2.81%      2.35%        (0.62)%      49%
Year ended 7/31/07                         (1.92)       $ 6.39    11.28%    $  2,853     2.51%      2.35%        (0.75)%      72%
Year ended 7/31/06                         (3.13)       $ 7.52     0.86%    $  5,161     2.40%      2.37%        (0.71)%      42%
Year ended 7/31/05                         (0.72)       $10.56    13.54%    $  6,143     2.36%      1.73%        (0.39)%      12%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                      RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                  -------------------------------                ----------------------
                                                                   NET REALIZED
                                                                        AND
                                                                    UNREALIZED      CHANGE IN
                                     NET ASSET                     GAINS/(LOSSES)   NET ASSETS
                                      VALUE,         NET               FROM         RESULTING        NET         NET
                                     BEGINNING    INVESTMENT        INVESTMENT        FROM       INVESTMENT   REALIZED
                                     OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS       INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                     $16.84        0.18##            (3.51)          (3.33)       (0.18)        --
Year ended 7/31/08                     $20.09        0.14##            (0.90)          (0.76)       (0.12)     (2.37)
Year ended 7/31/07                     $20.74        0.08##             2.11            2.19        (0.07)     (2.77)
Year ended 7/31/06                     $22.68        0.02               0.47            0.49          --       (2.43)
Year ended 7/31/05                     $19.95       (0.10)##            4.49            4.39          --       (1.66)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                     $16.11        0.08##            (3.35)          (3.27)       (0.07)        --
Year ended 7/31/08                     $19.34          --##^           (0.86)          (0.86)         --       (2.37)
Year ended 7/31/07                     $20.18       (0.08)##            2.05            1.97        (0.04)     (2.77)
Year ended 7/31/06                     $22.29       (0.13)              0.45            0.32          --       (2.43)
Year ended 7/31/05                     $19.76       (0.24)##            4.43            4.19          --       (1.66)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                     $16.07        0.08##            (3.33)          (3.25)       (0.09)        --
Year ended 7/31/08                     $19.31          --##^           (0.87)          (0.87)         --       (2.37)
Year ended 7/31/07                     $20.14       (0.08)##            2.06            1.98        (0.04)     (2.77)
Year ended 7/31/06                     $22.25       (0.14)              0.46            0.32          --       (2.43)
Year ended 7/31/05                     $19.74       (0.24)##            4.41            4.17          --       (1.66)
-----------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                     $17.69        0.21##            (4.35)          (4.14)       (0.24)     (1.01)
Year ended 7/31/08                     $25.30        0.25##            (4.07)          (3.82)       (0.23)     (3.56)
Year ended 7/31/07                     $25.39        0.30##             4.13            4.43        (0.29)     (4.23)
Year ended 7/31/06                     $25.76        0.19               1.77            1.96        (0.18)     (2.15)
Year ended 7/31/05                     $22.36        0.04               4.79            4.83        (0.05)     (1.38)
-----------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                     $16.90        0.11##            (4.18)          (4.07)       (0.16)     (1.01)
Year ended 7/31/08                     $24.35        0.09##            (3.89)          (3.80)       (0.09)     (3.56)
Year ended 7/31/07                     $24.61        0.10##             3.99            4.09        (0.12)     (4.23)
Year ended 7/31/06                     $25.11          --^              1.71            1.71        (0.06)     (2.15)
Year ended 7/31/05                     $21.94       (0.14)              4.69            4.55          --       (1.38)
-----------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                     $16.86        0.11##            (4.16)          (4.05)       (0.17)     (1.01)
Year ended 7/31/08                     $24.32        0.09##            (3.89)          (3.80)       (0.10)     (3.56)
Year ended 7/31/07                     $24.59        0.11##             3.98            4.09        (0.13)     (4.23)
Year ended 7/31/06                     $25.09          --^              1.71            1.71        (0.06)     (2.15)
Year ended 7/31/05                     $21.93       (0.15)              4.69            4.54          --       (1.38)
-----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS A SHARES
Year ended 7/31/09                     $11.44        0.19##            (2.72)          (2.53)       (0.23)     (0.16)
Year ended 7/31/08                     $14.35        0.21##            (2.03)          (1.82)       (0.19)     (0.90)
Year ended 7/31/07                     $14.69        0.18##@            1.79            1.97        (0.18)     (2.13)
Year ended 7/31/06                     $15.05        0.17               1.07            1.24        (0.16)     (1.44)
Year ended 7/31/05                     $13.50        0.14               1.94            2.08        (0.14)     (0.39)
-----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS B SHARES
Year ended 7/31/09                     $11.57        0.14##            (2.76)          (2.62)       (0.17)     (0.16)
Year ended 7/31/08                     $14.49        0.12##            (2.05)          (1.93)       (0.09)     (0.90)
Year ended 7/31/07                     $14.81        0.08##@            1.80            1.88        (0.07)     (2.13)
Year ended 7/31/06                     $15.17        0.06               1.08            1.14        (0.06)     (1.44)
Year ended 7/31/05                     $13.61        0.04               1.95            1.99        (0.04)     (0.39)
-----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS C SHARES
Year ended 7/31/09                     $11.32        0.13##            (2.70)          (2.57)       (0.17)     (0.16)
Year ended 7/31/08                     $14.21        0.11##            (2.01)          (1.90)       (0.09)     (0.90)
Year ended 7/31/07                     $14.56        0.08##@            1.77            1.85        (0.07)     (2.13)
Year ended 7/31/06                     $14.94        0.06               1.06            1.12        (0.06)     (1.44)
Year ended 7/31/05                     $13.40        0.03               1.94            1.97        (0.04)     (0.39)
-----------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                     RATIOS OF   RATIOS OF
                                                         NET      TOTAL       NET     EXPENSES    EXPENSES   RATIOS OF NET
                                            TOTAL       ASSET    RETURN     ASSETS,      TO          TO       INVESTMENT
                                         DIVIDENDS      VALUE,  (EXCLUDES   END OF    AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                            AND         END OF    SALES     PERIOD      NET         NET       TO AVERAGE   TURNOVER
                                        DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                         (0.18)       $13.33   (19.56)%  $  1,275      1.55%      1.45%        1.42%       68%
Year ended 7/31/08                         (2.49)       $16.84    (3.95)%  $  1,682      1.50%      1.45%        0.77%       60%
Year ended 7/31/07                         (2.84)       $20.09    10.53%   $  2,198      1.50%      1.45%        0.36%       46%
Year ended 7/31/06                         (2.43)       $20.74     2.36%   $  2,434      1.49%      1.46%        0.11%       99%
Year ended 7/31/05                         (1.66)       $22.68   23.24%    $  2,715      1.45%      1.45%       (0.48)%     105%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                         (0.07)       $12.77   (20.16)%  $    572      2.30%      2.20%        0.68%       68%
Year ended 7/31/08                         (2.37)       $16.11    (4.68)%  $    834      2.25%      2.20%        0.03%       60%
Year ended 7/31/07                         (2.81)       $19.34     9.63%   $  1,104      2.25%      2.20%       (0.39)%      46%
Year ended 7/31/06                         (2.43)       $20.18     1.59%   $  1,221      2.24%      2.21%       (0.64)%      99%
Year ended 7/31/05                         (1.66)       $22.29    22.35%   $  1,142      2.20%      2.19%       (1.18)%     105%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                         (0.09)       $12.73   (20.17)%  $    399      2.30%      2.20%        0.68%       68%
Year ended 7/31/08                         (2.37)       $16.07    (4.74)%  $    384      2.25%      2.20%        0.01%       60%
Year ended 7/31/07                         (2.81)       $19.31     9.66%   $    713      2.25%      2.20%       (0.39)%      46%
Year ended 7/31/06                         (2.43)       $20.14     1.59%   $    839      2.24%      2.21%       (0.64)%      99%
Year ended 7/31/05                         (1.66)       $22.25    22.39%   $    927      2.20%      2.19%       (1.21)%     105%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS A SHARES
Year ended 7/31/09                         (1.25)       $12.30   (22.29)%  $ 33,491      1.65%      1.41%        1.72%       42%
Year ended 7/31/08                         (3.79)       $17.69   (17.65)%  $ 52,999      1.59%      1.44%        1.19%       43%
Year ended 7/31/07                         (4.52)       $25.30    18.58%   $ 44,717      1.56%      1.47%        1.14%       23%
Year ended 7/31/06                         (2.33)       $25.39     8.16%   $ 38,714      1.56%      1.54%        0.74%       40%
Year ended 7/31/05                         (1.43)       $25.76    22.22%   $ 39,433      1.55%      1.55%        0.15%       24%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS B SHARES
Year ended 7/31/09                         (1.17)       $11.66   (22.98)%  $  8,991      2.40%      2.16%        0.99%       42%
Year ended 7/31/08                         (3.65)       $16.90   (18.24)%  $ 15,431      2.34%      2.19%        0.43%       43%
Year ended 7/31/07                         (4.35)       $24.35    17.65%   $ 23,974      2.31%      2.22%        0.40%       23%
Year ended 7/31/06                         (2.21)       $24.61     7.33%   $ 21,679      2.31%      2.29%       (0.01)%      40%
Year ended 7/31/05                         (1.38)       $25.11    21.33%   $ 22,278      2.30%      2.30%       (0.60)%      24%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND CLASS C SHARES
Year ended 7/31/09                         (1.18)       $11.63   (22.97)%  $  5,102      2.39%      2.16%        0.98%       42%
Year ended 7/31/08                         (3.66)       $16.86   (18.25)%  $  8,647      2.34%      2.19%        0.43%       43%
Year ended 7/31/07                         (4.36)       $24.32    17.67%   $  8,150      2.31%      2.22%        0.40%       23%
Year ended 7/31/06                         (2.21)       $24.59     7.33%   $  4,455      2.31%      2.29%       (0.01)%      40%
Year ended 7/31/05                         (1.38)       $25.09    21.24%   $  4,553      2.30%      2.30%       (0.58)%      24%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS A SHARES
Year ended 7/31/09                         (0.39)       $ 8.52   (22.02)%  $ 11,024      1.32%      1.23%        2.32%       58%
Year ended 7/31/08                         (1.09)       $11.44   (13.67)%  $ 17,759      1.33%      1.26%        1.63%       47%
Year ended 7/31/07                         (2.31)       $14.35    14.13%@  $ 29,725      1.32%      1.27%        1.24%       49%
Year ended 7/31/06                         (1.60)       $14.69     9.05%   $ 22,968      1.32%      1.32%        1.16%       57%
Year ended 7/31/05                         (0.53)       $15.05    15.74%   $ 24,805      1.32%      1.32%        1.01%       31%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS B SHARES
Year ended 7/31/09                         (0.33)       $ 8.62   (22.52)%  $  1,991      2.07%      1.98%        1.61%       58%
Year ended 7/31/08                         (0.99)       $11.57   (14.40)%  $  3,932      2.08%      2.01%        0.88%       47%
Year ended 7/31/07                         (2.20)       $14.49    13.38%@  $  5,872      2.07%      2.03%        0.50%       49%
Year ended 7/31/06                         (1.50)       $14.81     8.22%   $  5,783      2.07%      2.07%        0.40%       57%
Year ended 7/31/05                         (0.43)       $15.17    14.85%   $  5,739      2.07%      2.07%        0.26%       31%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
CLASS C SHARES
Year ended 7/31/09                         (0.33)       $ 8.42   (22.55)%  $    778      2.07%      1.98%        1.59%       58%
Year ended 7/31/08                         (0.99)       $11.32   (14.40)%  $  1,756      2.08%      2.01%        0.88%       47%
Year ended 7/31/07                         (2.20)       $14.21    13.34%@  $  2,533      2.07%      2.02%        0.50%       49%
Year ended 7/31/06                         (1.50)       $14.56     8.21%   $  2,227      2.07%      2.07%        0.41%       57%
Year ended 7/31/05                         (0.43)       $14.94    14.96%   $  2,313      2.07%      2.07%        0.26%       31%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                      -------------------------------                ----------------------
                                                                       NET REALIZED
                                                                            AND
                                                                        UNREALIZED      CHANGE IN
                                         NET ASSET                     GAINS/(LOSSES)   NET ASSETS
                                          VALUE,         NET               FROM         RESULTING        NET         NET
                                         BEGINNING    INVESTMENT        INVESTMENT        FROM       INVESTMENT   REALIZED
                                         OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS       INCOME      GAINS
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS A SHARES
Year ended 7/31/09                        $23.97        0.40##            (5.22)         (4.82)         (0.45)        --
Year ended 7/31/08                        $27.51        0.46##            (3.58)         (3.12)         (0.42)        --
Year ended 7/31/07                        $24.16        0.43##             3.34           3.77          (0.42)        --
Year ended 7/31/06                        $23.38        0.36##             0.80           1.16          (0.38)        --
Year ended 7/31/05                        $20.94        0.37##             2.46           2.83          (0.39)        --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS B SHARES
Year ended 7/31/09                        $23.84        0.26##            (5.19)         (4.93)         (0.33)        --
Year ended 7/31/08                        $27.34        0.26##            (3.56)         (3.30)         (0.20)        --
Year ended 7/31/07                        $24.01        0.22##             3.33           3.55          (0.22)        --
Year ended 7/31/06                        $23.24        0.18##             0.79           0.97          (0.20)        --
Year ended 7/31/05                        $20.83        0.20##             2.44           2.64          (0.23)        --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS C SHARES
Year ended 7/31/09                        $23.86        0.26##            (5.20)         (4.94)         (0.33)        --
Year ended 7/31/08                        $27.37        0.26##            (3.57)         (3.31)         (0.20)        --
Year ended 7/31/07                        $24.03        0.22##             3.34           3.56          (0.22)        --
Year ended 7/31/06                        $23.26        0.18##             0.78           0.96          (0.19)        --
Year ended 7/31/05                        $20.84        0.20##             2.44           2.64          (0.22)        --
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A SHARES
Year ended 7/31/09                        $12.23        0.20##            (3.59)         (3.39)         (0.17)     (1.43)
Year ended 7/31/08                        $15.54        0.40##            (2.28)         (1.88)         (0.43)     (1.00)
Year ended 7/31/07                        $12.84        0.15##@            2.92           3.07          (0.10)     (0.27)
Year ended 7/31/06                        $10.80        0.13##             2.36           2.49          (0.17)     (0.28)
Year ended 7/31/05                        $ 9.33        0.10               1.54           1.64          (0.17)        --
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS B SHARES
Year ended 7/31/09                        $11.95        0.14##            (3.48)         (3.34)         (0.09)     (1.43)
Year ended 7/31/08                        $15.21        0.29##            (2.23)         (1.94)         (0.32)     (1.00)
Year ended 7/31/07                        $12.64        0.04##@            2.86           2.90          (0.06)     (0.27)
Year ended 7/31/06                        $10.66        0.04##             2.32           2.36          (0.10)     (0.28)
Year ended 7/31/05                        $ 9.23        0.02               1.52           1.54          (0.11)        --
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS C SHARES
Year ended 7/31/09                        $11.61        0.14##            (3.42)         (3.28)         (0.11)     (1.43)
Year ended 7/31/08                        $14.81        0.30##            (2.18)         (1.88)         (0.32)     (1.00)
Year ended 7/31/07                        $12.31        0.02##@            2.81           2.83          (0.06)     (0.27)
Year ended 7/31/06                        $10.39        0.03##             2.28           2.31          (0.11)     (0.28)
Year ended 7/31/05                        $ 8.99        0.02               1.49           1.51          (0.11)        --
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS A SHARES
Year ended 7/31/09                       $ 9.36         0.56##            (0.39)          0.17          (0.59)     (0.01)
Year ended 7/31/08                       $11.15         0.53##            (1.41)         (0.87)         (0.58)     (0.33)
Year ended 7/31/07                       $11.25         0.52##             0.02           0.54          (0.52)     (0.12)
Year ended 7/31/06                       $11.51         0.48##            (0.22)          0.26          (0.49)     (0.03)
Year ended 7/31/05                       $11.12         0.49               0.38           0.87          (0.47)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS B SHARES
Year ended 7/31/09                       $ 9.36         0.50##            (0.38)          0.12          (0.54)     (0.01)
Year ended 7/31/08                       $11.15         0.45##            (1.41)         (0.96)         (0.50)     (0.33)
Year ended 7/31/07                       $11.25         0.43##             0.02           0.45          (0.44)     (0.11)
Year ended 7/31/06                       $11.51         0.40##            (0.23)          0.17          (0.40)     (0.03)
Year ended 7/31/05                       $11.12         0.40               0.39           0.79          (0.39)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS C SHARES
Year ended 7/31/09                       $ 9.29         0.49##            (0.38)          0.11          (0.54)     (0.01)
Year ended 7/31/08                       $11.07         0.45##            (1.40)         (0.95)         (0.50)     (0.33)
Year ended 7/31/07                       $11.17         0.43##             0.02           0.45          (0.44)     (0.11)
Year ended 7/31/06                       $11.43         0.40##            (0.23)          0.17          (0.40)     (0.03)
Year ended 7/31/05                       $11.05         0.39               0.39           0.78          (0.39)     (0.01)
---------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                     RATIOS OF   RATIOS OF
                                                         NET      TOTAL       NET     EXPENSES    EXPENSES   RATIOS OF NET
                                            TOTAL       ASSET    RETURN     ASSETS,      TO          TO       INVESTMENT
                                         DIVIDENDS      VALUE,  (EXCLUDES   END OF    AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                            AND         END OF    SALES     PERIOD      NET         NET       TO AVERAGE   TURNOVER
                                        DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS A SHARES
Year ended 7/31/09                          (0.45)      $18.70   (20.05)%   $ 41,527     0.87%       0.44%      2.22%         7%
Year ended 7/31/08                          (0.42)      $23.97   (11.51)%   $ 55,640     0.85%       0.44%      1.71%         4%
Year ended 7/31/07                          (0.42)      $27.51    15.65%    $ 65,640     0.86%       0.44%      1.59%         4%
Year ended 7/31/06                          (0.38)      $24.16     4.97%    $ 65,204     0.85%       0.44%      1.52%         6%
Year ended 7/31/05                          (0.39)      $23.38    13.58%    $ 70,261     0.87%       0.44%      1.69%         4%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS B SHARES
Year ended 7/31/09                          (0.33)      $18.58   (20.68)%   $  1,989     1.62%       1.19%      1.49%         7%
Year ended 7/31/08                          (0.20)      $23.84   (12.15)%   $  3,029     1.60%       1.19%      0.97%         4%
Year ended 7/31/07                          (0.22)      $27.34    14.79%    $  3,961     1.61%       1.19%      0.84%         4%
Year ended 7/31/06                          (0.20)      $24.01     4.17%    $  4,229     1.60%       1.19%      0.76%         6%
Year ended 7/31/05                          (0.23)      $23.24    12.74%    $  4,399     1.63%       1.19%      0.93%         4%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CLASS C SHARES
Year ended 7/31/09                          (0.33)      $18.59   (20.69)%   $  1,452     1.62%       1.19%      1.46%         7%
Year ended 7/31/08                          (0.20)      $23.86   (12.17)%   $  1,876     1.60%       1.19%      0.97%         4%
Year ended 7/31/07                          (0.22)      $27.37    14.81%    $  2,223     1.61%       1.19%      0.83%         4%
Year ended 7/31/06                          (0.19)      $24.03     4.15%    $  1,998     1.60%       1.19%      0.77%         6%
Year ended 7/31/05                          (0.22)      $23.26    12.72%    $  2,301     1.63%       1.19%      0.90%         4%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A SHARES
Year ended 7/31/09                          (1.60)      $ 7.24   (24.64)%   $ 11,754     1.59%       1.47%~     2.74%       104%
Year ended 7/31/08                          (1.43)      $12.23   (13.81)%   $ 20,160     1.60%       1.50%      2.80%       155%
Year ended 7/31/07                          (0.37)      $15.54    24.35%@   $ 21,533     1.61%       1.60%      1.06%        20%
Year ended 7/31/06                          (0.45)      $12.84    23.53%    $ 27,725     1.62%       1.60%      1.03%        23%
Year ended 7/31/05                          (0.17)      $10.80    17.79%    $ 20,509     1.64%       1.60%      0.88%        21%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS B SHARES
Year ended 7/31/09                          (1.52)      $ 7.09   (25.00)%   $    978     2.34%       2.22%~     1.99%       104%
Year ended 7/31/08                          (1.32)      $11.95   (14.45)%   $  2,177     2.36%       2.26%      2.10%       155%
Year ended 7/31/07                          (0.33)      $15.21    23.36%@   $  2,677     2.35%       2.35%      0.32%        20%
Year ended 7/31/06                          (0.38)      $12.64    22.59%    $  2,060     2.37%       2.35%      0.32%        23%
Year ended 7/31/05                          (0.11)      $10.66    16.76%    $  1,280     2.39%       2.35%      0.23%        21%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS C SHARES
Year ended 7/31/09                          (1.54)      $ 6.79   (25.18)%   $    378     2.34%       2.22%~     2.01%       104%
Year ended 7/31/08                          (1.32)      $11.61   (14.43)%   $    721     2.36%       2.26%      2.19%       155%
Year ended 7/31/07                          (0.33)      $14.81    23.40%@   $    878     2.35%       2.35%      0.16%        20%
Year ended 7/31/06                          (0.39)      $12.31    22.61%    $  1,139     2.37%       2.35%      0.29%        23%
Year ended 7/31/05                          (0.11)      $10.39    16.83%    $    962     2.39%       2.35%      0.26%        21%
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS A SHARES
Year ended 7/31/09                          (0.60)      $ 8.93     3.02%    $ 13,406     1.65%       1.18%      7.05%        32%
Year ended 7/31/08                          (0.91)      $ 9.36    (8.46)%   $ 14,768     1.60%       1.21%      5.21%        32%
Year ended 7/31/07                          (0.64)      $11.15     4.72%    $  4,904     1.59%       1.31%      4.49%        18%
Year ended 7/31/06                          (0.52)      $11.25     2.36%    $  4,429     1.59%       1.56%      4.30%         8%
Year ended 7/31/05                          (0.48)      $11.51     7.96%    $  4,423     1.62%       1.62%      4.25%        17%
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS B SHARES
Year ended 7/31/09                          (0.55)      $ 8.93     2.26%    $   767      2.40%       1.93%      6.31%        32%
Year ended 7/31/08                          (0.83)      $ 9.36    (9.15)%   $   979      2.35%       1.96%      4.27%        32%
Year ended 7/31/07                          (0.55)      $11.15     3.94%    $ 1,528      2.34%       2.05%      3.76%        18%
Year ended 7/31/06                          (0.43)      $11.25     1.60%    $ 1,588      2.34%       2.31%      3.57%         8%
Year ended 7/31/05                          (0.40)      $11.51     7.16%    $ 1,909      2.37%       2.37%      3.49%        17%
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND CLASS C SHARES
Year ended 7/31/09                          (0.55)      $ 8.85     2.29%    $  8,468     2.40%       1.93%      6.32%        32%
Year ended 7/31/08                          (0.83)      $ 9.29    (9.12)%   $  9,780     2.35%       1.96%      4.26%        32%
Year ended 7/31/07                          (0.55)      $11.07     3.98%    $ 15,676     2.34%       2.06%      3.75%        18%
Year ended 7/31/06                          (0.43)      $11.17     1.62%    $ 20,019     2.34%       2.32%      3.53%         8%
Year ended 7/31/05                          (0.40)      $11.43     7.12%    $ 29,176     2.35%       2.35%      3.47%        17%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CHANGE IN NET ASSETS                            LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                          DISTRIBUTIONS FROM
                                                     -----------------------------                 -------------------------------
                                                                     NET REALIZED
                                                                          AND
                                                                      UNREALIZED     CHANGE IN
                                      NET ASSET                     GAINS/(LOSSES)  NET ASSETS
                                        VALUE,            NET            FROM        RESULTING         NET                  NET
                                      BEGINNING       INVESTMENT      INVESTMENT       FROM        INVESTMENT   PAID-IN   REALIZED
                                      OF PERIOD      INCOME/(LOSS)   TRANSACTIONS    OPERATIONS       INCOME    CAPITAL    GAINS
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A SHARES
Year ended 7/31/09                      $ 9.12           0.74##          (0.40)         0.34         (0.77)       --           --
Year ended 7/31/08                      $ 9.57           0.69##          (0.46)         0.23         (0.68)       --           --
Year ended 7/31/07                      $ 9.74           0.68##          (0.13)         0.55         (0.69)       --        (0.03)
11/29/05(c) to 7/31/06                  $10.00           0.41            (0.27)         0.14         (0.40)       --           --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS B SHARES
Year ended 7/31/09                      $ 9.13           0.70##          (0.41)         0.29         (0.71)       --           --
Year ended 7/31/08                      $ 9.56           0.64##          (0.45)         0.19         (0.62)       --           --
Year ended 7/31/07                      $ 9.73           0.61##          (0.13)         0.48         (0.62)       --        (0.03)
11/29/05(c) to 7/31/06                  $10.00           0.33            (0.24)         0.09         (0.36)       --           --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS C SHARES
Year ended 7/31/09                      $ 9.13           0.70##          (0.41)         0.29         (0.71)       --           --
Year ended 7/31/08                      $ 9.57           0.64##          (0.45)         0.19         (0.63)       --           --
Year ended 7/31/07                      $ 9.74           0.60##          (0.12)         0.48         (0.62)       --        (0.03)
11/29/05(c) to 7/31/06                  $10.00           0.35            (0.25)         0.10         (0.36)       --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS A SHARES
Year ended 7/31/09                      $ 9.03           0.44##          (0.55)        (0.11)        (0.46)       --           --
Year ended 7/31/08                      $ 9.67           0.46##          (0.64)        (0.18)        (0.46)       --           --
Year ended 7/31/07                      $ 9.68           0.43##@            --          0.43         (0.44)       --           --
Year ended 7/31/06                      $10.07           0.39            (0.30)         0.09         (0.42)       --        (0.06)
Year ended 7/31/05                      $10.02           0.30             0.11          0.41         (0.35)       --        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS B SHARES
Year ended 7/31/09                      $ 9.03           0.38##          (0.54)        (0.16)        (0.40)       --           --
Year ended 7/31/08                      $ 9.68           0.39##          (0.65)        (0.26)        (0.39)       --           --
Year ended 7/31/07                      $ 9.68           0.35##@          0.01          0.36         (0.36)       --           --
Year ended 7/31/06                      $10.07           0.32            (0.30)         0.02         (0.35)       --        (0.06)
Year ended 7/31/05                      $10.02           0.23             0.10          0.33         (0.27)       --        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS C SHARES
Year ended 7/31/09                      $ 9.04           0.38##          (0.55)        (0.17)        (0.40)       --           --
Year ended 7/31/08                      $ 9.68           0.39##          (0.64)        (0.25)        (0.39)       --           --
Year ended 7/31/07                      $ 9.69           0.35##@            --          0.35         (0.36)       --           --
Year ended 7/31/06                      $10.07           0.31            (0.28)         0.03         (0.35)       --        (0.06)
Year ended 7/31/05                      $10.02           0.23             0.10          0.33         (0.27)       --        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS A SHARES
Year ended 7/31/09                      $ 9.29           0.31##           0.04          0.35         (0.32)       --           --
Year ended 7/31/08                      $ 9.31           0.35##          (0.01)         0.34         (0.36)       --           --
Year ended 7/31/07                      $ 9.25           0.35##           0.08          0.43         (0.36)     (0.01)         --
Year ended 7/31/06                      $ 9.36           0.28            (0.04)         0.24         (0.35)       --           --
Year ended 7/31/05                      $ 9.56           0.19            (0.09)         0.10         (0.30)       --           --
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS C SHARES
Year ended 7/31/09                      $ 9.28           0.22##           0.07          0.29         (0.26)       --           --
Year ended 7/31/08                      $ 9.32           0.28##          (0.02)         0.26         (0.30)       --           --
Year ended 7/31/07                      $ 9.25           0.28##           0.09          0.37         (0.29)     (0.01)         --
Year ended 7/31/06                      $ 9.36           0.21            (0.04)         0.17         (0.28)       --           --
Year ended 7/31/05                      $ 9.56           0.10            (0.08)         0.02         (0.22)       --           --
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                     RATIOS OF   RATIOS OF
                                                         NET      TOTAL       NET     EXPENSES    EXPENSES   RATIOS OF NET
                                            TOTAL       ASSET    RETURN     ASSETS,      TO          TO       INVESTMENT
                                         DIVIDENDS      VALUE,  (EXCLUDES   END OF    AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                            AND         END OF    SALES     PERIOD      NET         NET       TO AVERAGE   TURNOVER
                                        DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A SHARES
Year ended 7/31/09                         (0.77)       $ 8.69   5.60%      $  4,443     1.38%      0.99%       9.23%       32%
Year ended 7/31/08                         (0.68)       $ 9.12   2.38%      $    206     1.40%      0.99%       7.17%       36%
Year ended 7/31/07                         (0.72)       $ 9.57   5.47%      $    175     1.39%      0.99%       6.83%       42%
11/29/05(c) to 7/31/06                     (0.40)       $ 9.74   1.44%*     $    227     2.98%**    0.99%**     6.74%**     41%
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS B SHARES
Year ended 7/31/09                         (0.71)       $ 8.71   4.89%      $     74     2.20%      1.74%       9.10%       32%
Year ended 7/31/08                         (0.62)       $ 9.13   1.94%      $    155     2.15%      1.74%       6.67%       36%
Year ended 7/31/07                         (0.65)       $ 9.56   4.83%      $    156     2.15%      1.74%       6.12%       42%
11/29/05(c) to 7/31/06                     (0.36)       $ 9.73   0.91%*     $     96     7.16%**    1.74%**     5.98%**     41%
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS C SHARES
Year ended 7/31/09                         (0.71)       $ 8.71   4.93%      $    113     2.19%      1.74%       9.19%       32%
Year ended 7/31/08                         (0.63)       $ 9.13   2.00%      $    114     2.15%      1.74%       6.67%       36%
Year ended 7/31/07                         (0.65)       $ 9.57   4.72%      $    127     2.15%      1.74%       6.04%       42%
11/29/05(c) to 7/31/06                     (0.36)       $ 9.74   0.94%*     $     55     8.04%**    1.74%**     5.93%**     41%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS A SHARES
Year ended 7/31/09                         (0.46)       $ 8.46  (0.95)%     $ 15,751     1.09%      0.91%       5.29%       15%
Year ended 7/31/08                         (0.46)       $ 9.03  (1.99)%     $ 20,497     1.13%      0.94%       4.78%       36%
Year ended 7/31/07                         (0.44)       $ 9.67   4.45%@     $  8,223     1.16%      0.97%       4.32%       65%
Year ended 7/31/06                         (0.48)       $ 9.68   0.97%      $ 11,657     1.15%      0.99%       3.97%      352%
Year ended 7/31/05                         (0.36)       $10.07   4.17%      $ 15,876     1.16%      1.03%       3.01%      385%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS B SHARES
Year ended 7/31/09                         (0.40)       $ 8.47  (1.58)%     $  2,932     1.84%      1.66%       4.55%       15%
Year ended 7/31/08                         (0.39)       $ 9.03  (2.80)%     $  3,490     1.88%      1.69%       4.02%       36%
Year ended 7/31/07                         (0.36)       $ 9.68   3.75%@     $  2,151     1.91%      1.72%       3.57%       65%
Year ended 7/31/06                         (0.41)       $ 9.68   0.20%      $  2,655     1.91%      1.74%       3.20%      352%
Year ended 7/31/05                         (0.28)       $10.07   3.38%      $  3,907     1.91%      1.78%       2.27%      385%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND CLASS C SHARES
Year ended 7/31/09                         (0.40)       $ 8.47  (1.71)%     $    745     1.84%      1.66%       4.52%       15%
Year ended 7/31/08                         (0.39)       $ 9.04  (2.72)%     $  1,528     1.88%      1.69%       4.07%       36%
Year ended 7/31/07                         (0.36)       $ 9.68   3.65%@     $    225     1.90%      1.72%       3.57%       65%
Year ended 7/31/06                         (0.41)       $ 9.69   0.30%      $    315     1.91%      1.74%       3.16%      352%
Year ended 7/31/05                         (0.28)       $10.07   3.37%      $    649     1.91%      1.78%       2.26%      385%
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS A SHARES
Year ended 7/31/09                         (0.32)       $ 9.32   3.93%      $  6,330     1.03%      0.89%       3.41%       63%
Year ended 7/31/08                         (0.36)       $ 9.29   3.67%      $  7,127     1.04%      0.89%       3.73%       33%
Year ended 7/31/07                         (0.37)       $ 9.31   4.70%      $  9,704     1.05%      0.89%       3.72%       75%
Year ended 7/31/06                         (0.35)       $ 9.25   2.60%      $ 12,362     1.03%      0.92%       3.07%       53%
Year ended 7/31/05                         (0.30)       $ 9.36   1.00%      $ 17,117     1.02%      0.98%       2.10%       68%
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND CLASS C SHARES
Year ended 7/31/09                         (0.26)       $ 9.31   3.21%      $    879     1.78%      1.64%       2.45%       63%
Year ended 7/31/08                         (0.30)       $ 9.28   2.76%      $    171     1.79%      1.64%       2.98%       33%
Year ended 7/31/07                         (0.30)       $ 9.32   3.93%      $    160     1.81%      1.64%       2.97%       75%
Year ended 7/31/06                         (0.28)       $ 9.25   1.81%      $    205     1.79%      1.67%       2.31%       53%
Year ended 7/31/05                         (0.22)       $ 9.36   0.23%      $    362     1.77%      1.73%       1.34%       68%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     NET REALIZED
                                         NET ASSET                  AND UNREALIZED       LESS
                                           VALUE,        NET            GAINS/       DISTRIBUTIONS
                                         BEGINNING    INVESTMENT    (LOSSES) FROM         TO
                                         OF PERIOD     INCOME        INVESTMENTS     SHAREHOLDERS
--------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/09                         $1.00         0.01##           --^           (0.01)
Year ended 7/31/08                         $1.00         0.03##           --^           (0.03)
Year ended 7/31/07                         $1.00         0.05##@          --^           (0.05)
Year ended 7/31/06                         $1.00         0.04             --^           (0.04)
Year ended 7/31/05                         $1.00         0.02             --^           (0.02)
--------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS B SHARES
Year ended 7/31/09                         $1.00         0.01##           --^           (0.01)
Year ended 7/31/08                         $1.00         0.03##           --^           (0.03)
Year ended 7/31/07                         $1.00         0.04##@          --^           (0.04)
Year ended 7/31/06                         $1.00         0.03             --^           (0.03)
Year ended 7/31/05                         $1.00         0.01             --^           (0.01)
--------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS C SHARES
Year ended 7/31/09                         $1.00         0.01##           --^           (0.01)
Year ended 7/31/08                         $1.00         0.03##           --^           (0.03)
Year ended 7/31/07                         $1.00         0.04##@          --^           (0.04)
Year ended 7/31/06                         $1.00         0.03             --^           (0.03)
Year ended 7/31/05                         $1.00         0.01             --^           (0.01)
--------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         RATIOS/SUPPLEMENTAL DATA
                                                             -------------------------------------------------
                                                                         RATIO OF     RATIOS OF      RATIOS OF
                                                               NET       EXPENSES     EXPENSES         NET
                                         NET ASSET            ASSETS,       TO           TO         INVESTMENT
                                          VALUE,              END OF      AVERAGE      AVERAGE        INCOME
                                          END OF    TOTAL     PERIOD        NET          NET        TO AVERAGE
                                          PERIOD    RETURN    (000 'S)   ASSETS (a)   ASSETS (b)    NET ASSETS
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS A SHARES
Year ended 7/31/09                         $1.00     0.99%   $ 537,555     0.91%(o)     0.81%(o)+     1.06%
Year ended 7/31/08                         $1.00     3.40%   $ 721,478     0.91%        0.79%         3.22%
Year ended 7/31/07                         $1.00     4.67%   $ 625,362     0.91%        0.79%         4.57%
Year ended 7/31/06                         $1.00     3.71%   $ 455,183     0.91%        0.79%         3.65%
Year ended 7/31/05                         $1.00     1.66%   $ 464,391     0.90%        0.79%         1.67%
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS B SHARES
Year ended 7/31/09                         $1.00     0.52%   $   2,600     1.67%(o)     1.29%(o)+     0.52%
Year ended 7/31/08                         $1.00     2.62%   $   2,390     1.66%        1.54%         2.40%
Year ended 7/31/07                         $1.00     3.90%   $   1,468     1.66%        1.54%         3.83%
Year ended 7/31/06                         $1.00     2.94%   $   1,216     1.66%        1.54%         2.84%
Year ended 7/31/05                         $1.00     0.95%   $   1,340     1.66%        1.51%         1.14%
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND CLASS C SHARES
Year ended 7/31/09                         $1.00     0.52%   $     855     1.66%(o)     1.31%(o)+     0.58%
Year ended 7/31/08                         $1.00     2.63%   $   1,103     1.66%        1.54%         2.53%
Year ended 7/31/07                         $1.00     3.90%   $   1,066     1.66%        1.54%         3.82%
Year ended 7/31/06                         $1.00     2.93%   $     879     1.66%        1.54%         2.80%
Year ended 7/31/05                         $1.00     0.95%   $   1,474     1.65%        1.46%         0.85%
--------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c)  Reflects date of commencement of operations.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

^    Amount is less than $0.005 per share.

*    Not annualized.

**   Annualized.

##   Average shares method used in calculation.


@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                                     TOTAL RETURN EXCLUDING
                                     PAYMENT BY THE ADVISOR          AMOUNT PER SHARE FOR
                                     (EXCLUDES SALES CHARGE)       PAYMENT BY THE ADVISOR&
     -------------------------------------------------------------------------------------
                                  CLASS A     CLASS B     CLASS C     ALL CLASSES
     Mid Cap Growth               16.93%      16.06%      16.07%         $0.01
     Quality Growth               20.05%      19.15%      19.15%         $0.02
     Disciplined Large Cap Value  14.13%      13.38%      13.34%         $ --^
     Dividend Growth              14.64%      13.78%      13.79%         $0.07
     International Equity         24.27%      23.36%      23.31%         $ --^
     Total Return Bond             4.45%       3.75%       3.65%         $0.01
     Prime Money Market(#)         4.67%       3.90%       3.90%         $ --^

     ^    Amount is less than $.005.

     & Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(loss) in these Financial Highlights includes the Payment by the Advisor.

     # The Fund distributed the income related to this payment after July 31, 2007. This payment into the Fund had no impact on total return for the year ended July 31, 2007.

~ Includes interest expense relating to settlement of foreign futures. Interest expense was 0.02% for the year ended July 31, 2009.

! Includes extraordinary legal expenses of 0.39% for Institutional, 0.38% for Class A, 0.39% for Class B and 0.25% for Class C for the year ended July 31, 2009.

(o) Includes expense of 0.04% for the U.S. Department of the Treasury's Temporary Guarantee Program for the Money Market Funds. This expense is being borne by the Fund without regard to any expense limitation currently in effect.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES
-------------------------------------------------------------------------------------------
Fifth Third Funds                                Fifth Third Funds
Stock and Bond Mutual Funds                      38 Fountain Square Plaza
Money Market Mutual Funds                        Cincinnati, Ohio 45202
Class A Shares
Class B Shares
Class C Shares

-------------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant Fifth Third Asset Management, Inc.
                                                 38 Fountain Square Plaza
                                                 Cincinnati, Ohio 45202

-------------------------------------------------------------------------------------------
Distributor                                      FTAM Funds Distributor, Inc.
                                                 1290 Broadway, Suite 1100
                                                 Denver, Colorado 80203

-------------------------------------------------------------------------------------------
Sub-Advisor                                      Fort Washington Investment Advisors, Inc.
(High Yield Bond Fund only)                      303 Broadway Street Suite 1200
                                                 Cincinnati, Ohio 45202

-------------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator  State Street Bank and Trust Company
                                                 State Street Financial Center
                                                 One Lincoln Street
                                                 Boston, Massachusetts 02111-2900

-------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent     Boston Financial Data Services, Inc.
                                                 30 Dan Road
                                                 Canton, Massachusetts 02021

-------------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm    PricewaterhouseCoopers LLP
                                                 1100 Walnut, Suite 1300
                                                 Kansas City, MO 64106
-------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:


                                FIFTH THIRD FUNDS
                                    BOX 8043
                             BOSTON, MA 02266-8043
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                       YOU CAN ALSO ACCESS THESE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.

                               Fifth Third Funds

Investment Company Act file no. 811-5669.

                        ADVISED BY:
                        FTAM
                        FIFTH THIRD ASSET MANAGEMENT


                             BEYOND THE TRADITIONAL



                                 1-800-282-5706
                             WWW.FIFTHTHIRDFUNDS.COM



FTF-PRO-SBR1109

FIFTH THIRD FUNDS


SMALL CAP GROWTH FUND  SMALL CAP VALUE FUND              STRATEGIC INCOME FUND
MID CAP GROWTH FUND    ALL CAP VALUE FUND                HIGH YIELD BOND FUND
QUALITY GROWTH FUND    DISCIPLINED LARGE CAP VALUE FUND  TOTAL RETURN BOND FUND
DIVIDEND GROWTH FUND   EQUITY INDEX FUND                 SHORT TERM BOND FUND
MICRO CAP VALUE FUND   INTERNATIONAL EQUITY FUND         PRIME MONEY MARKET FUND


Prospectus

Institutional Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
STOCK AND BOND MUTUAL FUNDS
MONEY MARKET MUTUAL FUNDS
INSTITUTIONAL SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

US EQUITY FUNDS -- GROWTH
Small Cap Growth Fund .....................  2
Mid Cap Growth Fund .......................  4
Quality Growth Fund .......................  6
Dividend Growth Fund ......................  8

US EQUITY FUNDS -- VALUE
Micro Cap Value Fund ...................... 10
Small Cap Value Fund ...................... 12
All Cap Value Fund ........................ 14
Disciplined Large Cap Value Fund .......... 16

STRUCTURED PRODUCTS (QUANTITATIVE)
Equity Index Fund ......................... 18
International Equity Fund ................. 20

SPECIALTY STRATEGY
Strategic Income Fund ..................... 22

FIXED INCOME FUNDS -- TAXABLE
High Yield Bond Fund ...................... 26
Total Return Bond Fund .................... 28
Short Term Bond Fund ...................... 30

MONEY MARKET MUTUAL FUNDS
Prime Money Market Fund ................... 32

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ................................ 33
Expense Examples .......................... 37

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS
Name Policies ............................. 37
Investment Practices ...................... 37
Investment Risks .......................... 43
Additional Information about the Funds .... 45

FUND MANAGEMENT
Investment Advisor and Subadvisor ......... 46
Portfolio Managers ........................ 47
Portfolio Holdings ........................ 51

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ........ 52
Abusive Trading Practices ................. 53
Purchasing and Adding To Your Shares ...... 53
Selling Your Shares ....................... 54
Exchanging Your Shares .................... 56
Dividends and Capital Gains ............... 56

Taxation .................................. 57


FINANCIAL HIGHLIGHTS ...................... 59

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about stock, bond and money market funds (each, a "Fund" and, collectively, the "Funds"), that are each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fort Washington Investment Advisors, Inc. ("Fort Washington") acts as investment subadvisor to Fifth Third High Yield Bond Fund.

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

There is no guarantee that any Fund will achieve its objective.

FIFTH THIRD SMALL CAP GROWTH FUND                                         GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 2000 Growth Index was approximately $3.6 billion. The median market capitalization of companies included in the Russell 2000 Growth Index was approximately $416 million.


The Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the small cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 2000 Growth Index and monitoring risk statistics relative to the Russell 2000 Growth Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
1999              27.98%
00                -0.38%
01                -4.11%
02               -25.00%
03                40.45%
04                 6.04%
05                 4.64%
06                12.05%
07                11.06%
08               -44.25%



Best quarter:  Q4 2001                     20.41%
Worst quarter: Q4 2008                    -30.96%
Year to Date Return (1/1/09 to 9/30/09):   32.14%

-----------------
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund. On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Small Cap Growth Fund.

FIFTH THIRD SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                                11/2/92
Return Before Taxes                                                                -44.25%     -5.10%         -0.09%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                          -44.25%     -7.82%         -1.82%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                  -28.76%     -3.50%          0.33%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -38.54%     -2.35%         -0.76%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Small Cap Growth Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

FIFTH THIRD MID CAP GROWTH FUND                                           GROWTH
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell Midcap(R) Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell Midcap Growth Index was approximately $15.4 billion. The average market capitalization of companies included in the Russell Midcap Growth Index was $6.1 billion and the median market capitalization was approximately $3.4 billion.


To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities, and debt securities that pay interest.

The Fund seeks to outperform the Russell Midcap Growth Index over rolling five-year periods. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor believes this method is particularly valuable in the mid cap universe. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Advisor believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell Midcap Growth Index and monitoring risk statistics relative to the Russell Midcap Growth Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

MEDIUM-SIZED COMPANY RISK.Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

FIFTH THIRD MID CAP GROWTH FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


Bar Chart:
1999             17.06%
00                6.93%
01               -6.28%
02              -30.43%
03               37.51%
04                8.32%
05               11.30%
06               10.03%
07                8.42%
08              -45.60%


Best quarter:  Q4 1999                      23.15%
Worst quarter: Q4 2008                     -27.80%
Year to Date Return (1/1/09 to 9/30/09):    34.74%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                Inception Date         Past Year         Past 5 Years      Past 10 Years
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                1/1/85
   Return Before Taxes                                                  -45.60%              -4.79%              -1.29%
   Return After Taxes on Distributions(1)                               -47.22%              -6.38%              -2.60%
   Return After Taxes on Distributions
       and Sale of Fund Shares(1)                                       -27.60%              -3.46%              -0.84%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  -44.32%              -2.33%              -0.19%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price- to-book ratios and higher forecasted growth value.

FIFTH THIRD QUALITY GROWTH FUND                                           GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Growth of capital. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of growth companies.

The Advisor considers growth companies to be those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $2 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's or their unrated equivalents.

The Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods. The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Advisor believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Advisor uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

The Fund may engage in securities lending.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 1000(R) Growth Index and monitoring risk statistics relative to the Russell 1000(R) Growth Index. The Adviser also relies on intensive research and believes that security selection will be the main source of active risk.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

SMALLER COMPANY RISK. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity security. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

FIFTH THIRD QUALITY GROWTH FUND
--------------------------------------------------------------------------------

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


Bar Chart:
1999             23.86%
00               -3.82%
01              -13.76%
02              -32.51%
03               31.37%
04               -0.88%
05                6.25%
06                4.95%
07               21.43%
08              -36.80%


Best quarter:  Q4 2001                      19.26%
Worst quarter: Q4 2008                     -22.60%
Year to Date Return (1/1/09 to 9/30/09):    19.80%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
                                                       INCEPTION DATE   PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------
Institutional Shares                                      1/1/83
   Return Before Taxes                                                   -36.80%     -3.24%         -2.55%
--------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(1)                                -37.37%     -4.00%         -3.32%
--------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions
      and Sale of Fund Shares(1)                                         -23.40%     -2.71%         -2.10%
--------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   -38.44%     -3.42%         -4.27%
--------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

FIFTH THIRD DIVIDEND GROWTH FUND                                          GROWTH
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will normally concentrate its investments in a group of 50 to 75 stocks. The Fund is designed to provide long-term capital appreciation by investing at least 80% of its assets in high-quality companies with histories of rising earnings and dividends. The portfolio managers believe that high-quality companies have the potential to provide an increasing stream of income to shareholders and protect investment capital in down markets. In selecting suitable investments, the Advisor will attempt to find companies with a track record of consistent growth in earnings and dividends. The Fund may also invest up to 20% of its assets in attractive growth or attractive value companies and/or companies with a low price/earnings ratio that may or may not pay a dividend. The Advisor will focus on several key areas in implementing the Fund's investment strategy.


The Advisor will typically employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Advisor will evaluate widely-traded companies with market capitalizations greater than $2 billion--including large and some mid cap companies. Within this universe of companies, the Advisor will seek companies that are experiencing consistent earnings and dividend growth by searching for companies that have reported increased earnings and/or dividends over the last several reporting periods.

The Advisor will typically also rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. The Advisor will typically employ screening tools that capture quantitative factors such as earnings and dividend quality rankings, earnings stability, and earnings and dividend growth -- screening that is intended to aid in the identification of attractive new ideas warranting further consideration.


The Advisor will typically also conduct an analysis of company fundamentals and historical valuations. The Advisor will typically utilize a stock selection approach that is fundamentally based and focuses on issues related to the quality of management, product development, reputation, financial progress, business models, and enterprise risks.


The Fund's disciplined approach will continue once a stock is purchased and the Advisor will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate.

The Advisor will typically also employ a consistent sell strategy. If a stock that was chosen for the portfolio no longer meets the pre-established parameters described above, or if another company is identified to have greater fundamental potential, the stock may be sold.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and, thus, could be significantly affected by the performance of one or a small number of issuers. Because the Fund is non-diversified, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return and the Fund also could produce lower yields and be subject to higher volatility during some periods.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent the Fund invest in equity securities, it assumes the risks of sudden and unpredictable drops in value or periods of lackluster performance.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

FIFTH THIRD DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------


Bar Chart:
1999             11.64%
00              -19.76%
01              -21.81%
02              -29.69%
03               20.37%
04                4.52%
05                4.46%
06               13.03%
07               11.86%
08              -34.63%



Best quarter:  Q4 2003                      12.76%
Worst quarter: Q4 2008                     -22.99%
Year to Date Return (1/1/09 to 9/30/09):    12.73%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
----------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                 3/4/85
   Return Before Taxes                                                             -34.63%     -2.04%         -6.07%
----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                          -34.91%     -2.41%         -6.33%
----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                  -22.48%     -1.89%         -4.96%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(R)* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              -37.00%     -2.19%         -1.38%
----------------------------------------------------------------------------------------------------------------------------


(1) Effective August 1, 2005, the investment strategies, policies and risks of the Fifth Third Select Stock Fund were modified and the fund was renamed the Fifth Third Dividend Growth Fund.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

FIFTH THIRD MICRO CAP VALUE FUND                                           VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies contained within the Russell Microcap(R) Value Index, or companies with similar size characteristics. As of September 30, 2009, the market capitalization range for companies contained within the Russell Microcap(R) Value Index was approximately $867 million. Equity securities consist of common stock and securities convertible into common stock.


The Fund seeks to provide broad exposure to micro cap domestic equities and seeks to outperform the Russell Microcap Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Advisor's criteria above, the Advisor looks for companies that have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include: maintaining minimum and maximum sector weightings relative to the Russell Microcap Value Index; monitoring risk statistics relative to the Russell Microcap Value Index; and monitoring trade volume.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. To the extent that the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lack-luster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------


Bar Chart:
1999             21.81%
00               -1.21%
01               22.90%
02                0.25%
03               69.41%
04               23.24%
05               -0.31%
06               12.79%
07               -9.69%
08              -30.57%



Best quarter:  Q2 2003                      31.37%
Worst quarter: Q4 2008                     -27.85%
Year to Date Return (1/1/09 to 9/30/09):    30.04%

-----------------
(1) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Micro Cap Value Fund.

FIFTH THIRD MICRO CAP VALUE FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                              2/1/98
   Return Before Taxes                                                             -30.57%     -2.77%         8.08%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                          -30.83%     -5.90%         5.69%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                  -19.84%     -1.57%         7.22%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -28.92%      0.27%         6.11%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MICROCAP(R) VALUE INDEX***                                                                      (SINCE 2/1/00)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -34.93%     -3.00%         6.88%
------------------------------------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Micro Cap Value Fund.


(2) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price- to-book ratios and lower forecasted growth values.

*** The Russell Microcap(R) Value Index measures the performance of those Russell Microcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

FIFTH THIRD SMALL CAP VALUE FUND                                           VALUE
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 2000 Value Index was approximately $3.6 billion. The median market capitalization of companies included in the Russell 2000 Value Index was $352 million. Equity securities consist of common stock and securities convertible into common stock. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 2000 Value Index and monitoring risk statistics relative to the Russell 2000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks of associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

FIFTH THIRD SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             11.78%
05               11.99%
06               13.65%
07               -4.27%
08              -28.53%


Best quarter:  Q4 2004                       7.84%
Worst quarter: Q4 2008                     -27.50%
Year to Date Return (1/1/09 to 9/30/09):    26.16%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE  PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                   4/1/03
   Return Before Taxes                                                             -28.53%     -0.54%           5.32%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(1)                                          -29.01%     -2.78%           2.93%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(1)                  -18.55%     -0.97%           3.92%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           (SINCE 4/1/03)
RUSSELL 2000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -28.92%      0.27%          13.09%
------------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as marked by market capitalization with lower price- to-book ratios and lower forecasted growth values.

FIFTH THIRD ALL CAP VALUE FUND                                             VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of total return (using a combination of capital appreciation and income).

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities in which the Fund invests consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund seeks to outperform the Russell 3000(R) Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Advisor may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, review of purchase and sale activity in company shares by company executives, and through fundamental analysis. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fairly valued or less attractive; one of the Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 3000 Value Index and monitoring risk statistics relative to the Russell 3000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent that the Fund invests in equity securities, it assumes the risks of sudden and unpredictable drops in value and periods of lackluster performance.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity investing and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

FIFTH THIRD ALL CAP VALUE FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999             13.22%
00               23.78%
01                7.91%
02              -15.83%
03               40.66%
04               15.40%
05                7.68%
06               20.60%
07                2.35%
08              -41.10%


Best quarter:  Q2 2003                      23.22%
Worst quarter: Q4 2008                     -24.54%
Year to Date Return (1/1/09 to 9/30/09):    22.91%

-----------------
(1) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                             9/30/89
   Return Before Taxes                                                              -41.10%     -2.01%         4.92%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                           -42.22%     -3.98%         3.29%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                   -25.72%     -1.38%         4.20%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              -36.25%     -0.72%         1.69%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              -38.44%      0.33%         4.44%
------------------------------------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Multi Cap Value Fund. As of September 26, 2007, Fifth Third Multi Cap Value Fund was renamed Fifth Third All Cap Value Fund.


(2) For the period prior to August 13, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell Midcap(R) Value Index measures the performance of those securities found in the Russell universe with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND                               VALUE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as those companies included in the Russell 1000(R) Value Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of September 30, 2009, the market capitalization of companies included in the Russell 1000 Value Index ranged was approximately $334.8 billion. The average market capitalization of companies included in the Russell 1000 Value Index was approximately $67.9 billion and the median market capitalization was approximately $3.8 billion. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, price to dividend and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. Ideally, attractive companies will have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Advisor may consider selling a security when it performs well and reaches its price target, when a lower price target results from a reassessment of a company's fundamentals, when a more attractive stock is identified or when the integrity of financial reporting becomes suspect.

The Advisor will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell 1000 Value Index and monitoring risk statistics relative to the Russell 1000 Value Index.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

LARGER COMPANY RISK. Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Bar Chart:
1999             -4.71%
00               12.75%
01              -12.35%
02              -13.72%
03               34.14%
04               13.73%
05                5.98%
06               21.03%
07                1.58%
08              -36.37%



Best quarter:  Q2 2003                      19.07%
Worst quarter: Q4 2008                     -22.59%
Year to Date Return (1/1/09 to 9/30/09):    16.26%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
-------------------------------------------------------------------------------------------------------------------
                                                       INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                       1/1/83
   Return Before Taxes                                                 -36.37%     -1.17%         0.27%
-------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(1)                              -37.11%     -2.90%        -1.19%
-------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                                           -23.32%     -1.07%        -0.07%
-------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -36.85%     -0.79%         1.36%
-------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

                                                                    STUCTURED
                                                                     PRODUCTS
FIFTH THIRD EQUITY INDEX FUND                                     (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P
500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Fund may engage in securities lending.

The Advisor may hedge cash balances with derivative securities or exchange traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P
500. There is also the risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
1999             20.55%
00               -9.30%
01              -12.22%
02              -22.35%
03               28.20%
04               10.63%
05                4.72%
06               15.61%
07                5.30%
08              -36.96%


Best quarter:  Q2 2003                      15.30%
Worst quarter: Q4 2008                     -21.81%
Year to Date Return (1/1/09 to 9/30/09):    19.18%

-----------------
* S&P 500 is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

-----------------
(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Index Equity Fund. On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Equity Index Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                             11/2/92
   Return Before Taxes                                                             -36.96%     -2.32%         -1.62%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                          -37.46%     -2.97%         -2.23%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                  -23.94%     -2.25%         -1.63%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -37.00%     -2.19%         -1.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Equity Index Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Index Equity Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

                                                                    STUCTURED
                                                                     PRODUCTS
FIFTH THIRD INTERNATIONAL EQUITY FUND                             (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

In managing the Fund, the Advisor adheres to a disciplined, quantitative ("bottom-up") process for stock selection and portfolio construction. The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East
Index(R) (the "EAFE Index"). The Advisor may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. The primary factors upon which the Advisor ranks each stock are valuation factors, earnings quality, investor sentiment and capital discipline. The Advisor believes such factors denote long-term success, and thus attempts to build a portfolio of stocks that have these positive characteristics. Secondarily, the Advisor may also modify the proportion or weighting for certain countries and/or sectors (e.g., overweight, underweight or neutral) relative to the EAFE Index for investment by the Fund.


The Advisor may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition related price gap, etc.). There are generally two times the Advisor may sell a stock: portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that appear to be attractive based on the model's rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's country and industry weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the country and industry weightings and the individual stock weightings of the EAFE Index. By doing so, the Advisor seeks to limit the Fund's volatility to that represented by the EAFE Index.


Although the Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance.

FOREIGN INVESTMENT RISK. Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to heightened risks associated with those kinds of investments.

CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

FIFTH THIRD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


Bar chart:
1999              26.11%
00               -14.24%
01               -17.90%
02               -13.77%
03                33.26%
04                15.96%
05                13.97%
06                22.30%
07                14.77%
08               -45.07%


Best quarter:  Q4 1999                      17.74%
Worst quarter: Q3 2008                     -21.81%
Year to Date Return (1/1/09 to 9/30/09):    24.20%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                 8/18/94
   Return Before Taxes                                                            -45.07%      0.38%          0.39%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(1)                                         -47.31%     -1.29%         -1.13%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(1)                 -27.49%      0.08%         -0.07%
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            -43.38%      1.66%          0.80%
------------------------------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


* The Morgan Stanley Capital International EAFE Index(R) is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                       SPECIALTY
FIFTH THIRD STRATEGIC INCOME FUND                                       STRATEGY
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Debt securities in which the Fund may invest may include, but are not limited to, U.S. government agency securities and variable- or floating-rate instruments. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. The Fund's investment in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.


The Fund will respond to and attempt to anticipate economic and market trends. The Advisor seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with cheap (e.g., attractive price to cash flow ratio) cash flows in each asset class. The Advisor may invest in debt securities of any maturity, and will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities during periods when it believes interest rates will decline. The Advisor seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis. In performing this research and analysis, the Advisor reviews companies based on such factors as sales, assets, earnings, markets, and management, and the Advisor searches for companies with favorable debt-to-equity ratios. The Fund seeks returns by investing across a larger universe than traditional investment grade fixed income funds, and the Advisor believes that a low correlation between various asset classes leads to stability of expected returns.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income fund as long as the Fund's total portfolio maintains no more than 20% of its assets in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, and will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% of its assets invested in securities rated BB or lower. Such closed-end funds may invest in debt and equity securities of United States or foreign issuers.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund may invest in master limited partnerships ("MLPSs"), which are limited partnerships in which ownership units are publicly traded.

The Fund may engage in securities lending.


The Advisor will look to manage risk through several strategies, which will typically include: maintaining certain minimum and maximum sector, issuer and position weightings; limiting investment in non-investment grade securities to a maximum of 20% of the portfolio; and monitoring risk statistics relative to the Barclays Capital Aggregate Index.

The Advisor may consider selling one of the Fund's holdings when: deterioration in a company's strategic position, growth prospects, or financial reporting issues is detected, an individual security comprises too large a position in the portfolio, a company with declining financial fundamentals has risk volatility of more than one standard deviation in the Adviser's proprietary credit risk model, a company's valuations are no longer attractive, or a better opportunity arises.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the risk that prices of debt securities will rise and fall in response to interest rate changes

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


for similar securities. Generally, when interest rates rise, prices of debt securities tend to fall. The net asset value of the Fund may also decrease during periods of rising interest rates. In addition, debt securities are subject to CREDIT RISK, which is the risk that an issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.


NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

CLOSED-END INVESTMENT COMPANY RISK. Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above. Certain of the closed-end funds in which the Fund invests may invest all or a part of their assets in debt securities of foreign issuers and are subject to risks described in "Currency Risk" below.


CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.


CURRENCY RISK. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, the Fund may be subject to currency risk. Changes in foreign currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. Although the Fund may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the Fund's portfolio remains subject to this risk of loss.

FOREIGN INVESTMENT RISK. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

FIFTH THIRD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1,2)
--------------------------------------------------------------------------------

1999              -5.60%
00                16.59%
01                13.12%
02                 7.87%
03                10.33%
04                 6.92%
05                 1.93%
06                 8.24%
07                -2.53%
08               -20.74%


Best quarter:  Q2 2000                       5.98%
Worst quarter: Q3 2008                     -18.48%
Year to Date Return (1/1/09 to 9/30/09):    30.40%

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(2)                                             3/10/85
   Return Before Taxes                                                            -20.74%     -1.84%         3.03%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                         -22.55%     -3.70%         0.78%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                 -13.30%     -2.36%         1.36%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              5.24%      4.65%         5.63%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL INTERMEDIATE CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             -2.76%      2.52%         4.85%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Strategic Income Fund.

(2) For the period prior to October 22, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Fifth Third/Maxus Income Fund.


(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

** The Barclays Capital Intermediate Credit Bond Index is comprised of publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Included are debts issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD HIGH YIELD BOND FUND                                           STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High level of income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in non-investment grade debt securities. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years.

In selecting portfolio securities, the Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the investment subadvisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The investment subadvisor then conducts a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is reapplied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

The Fund may engage in securities lending.

When the investment subadvisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.


NON-INVESTMENT GRADE SECURITIES RISK. Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:


     o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

     o    greater risk of loss due to default or declining credit quality;

     o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

     o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

LIQUIDITY RISK. Secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio

FIFTH THIRD HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities at their fair value. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

2006               8.15%
07                 3.21%
08               -23.90%



Best quarter:  Q4 2006                       3.82%
Worst quarter: Q4 2008                     -18.82%
Year to Date Return (1/1/09 to 9/30/09):    46.71%


-----------------
(1)  The Fund first offered Institutional shares on 11/29/05.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INCEPTION DATE  PAST YEAR  SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                 11/29/05
   Return Before Taxes                                                                 -23.90%       -5.14%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              -26.22%       -7.65%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      -15.25%       -5.48%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 -26.15%       -5.15%
------------------------------------------------------------------------------------------------------------------------------------


(1)  The Fund first offered Institutional shares on 11/29/05.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD TOTAL RETURN BOND FUND                                         STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE High current income. Capital growth is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Funds invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund generally invests in high quality bonds. The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer and the issuer's prospects for long-term growth of earnings and revenues.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

Although the Advisor considers the Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration. The Advisor may, from time to time, shorten or lengthen the duration of the Fund's portfolio to protect principal in the event of rising or falling interest rates. In addition, the Advisor may adjust the Fund's sector weightings and duration to attempt to capture additional returns relative to the Fund's benchmark.

The Fund may engage in securities lending.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.

PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs,

FIFTH THIRD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar Chart:
1999              -4.41%
00                11.91%
01                 7.25%
02                 9.42%
03                 3.20%
04                 3.68%
05                 2.11%
06                 3.95%
07                 4.42%
08               -12.40%



Best quarter:                   Q3 2001     5.24%
Worst quarter:                  Q4 2008    -5.22%
Year to Date Return (1/1/09 to 9/30/09):   11.76%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     INCEPTION DATE      PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                                  3/20/95
   Return Before Taxes                                                                   -12.40%         0.13%           2.69%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                                -14.07%        -1.47%           0.79%
------------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                         -7.98%        -0.74%           1.17%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     5.24%         4.65%           5.63%
------------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Income Fund, a registered open-end investment company managed by the Advisor, was merged into Fifth Third Total Return Bond Fund (formerly Fifth Third Bond Fund). As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Income Fund.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


*    The Barclays Capital U.S. Aggregate Bond covers the U.S.
     dollar-denominated, investment-grade fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and CMBS sectors.

                                                                          FIXED-
                                                                          INCOME
FIFTH THIRD SHORT TERM BOND FUND                                           STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests typically include corporate debt securities, mortgage backed securities, asset-backed securities, and U.S. Government debt securities.


U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.

The Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

The Fund may engage in securities lending.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.


PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest up to 20% of its assets in non-investment grade securities. High yield, or non-investment grade securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

FOREIGN INVESTMENT RISK. Investments in foreign bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments.

FIFTH THIRD SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------
1999             2.50%
00               8.12%
01               7.90%
02               4.84%
03               2.03%
04               0.74%
05               1.66%
06               4.08%
07               5.58%
08              -1.51%



Best Quarter  Q3 2001                       3.19%
Worst Quarter Q4 2008                      -2.03%
Year to Date Return (1/1/09 to 9/30/09):    8.39%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE  PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES(1)                                             11/2/92
   Return Before Taxes                                                            -1.51%       2.08%         3.55%
--------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                         -2.89%       0.72%         1.87%
--------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                 -0.97%       0.99%         2.01%
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX (R)*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             4.69%       3.74%         4.74%
--------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Short Term Bond Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Short Term Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Short Term Bond Fund.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Merrill Lynch 1-3 Year Government/Corporate Bond Index(R) is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities of one to three years.

                                                                           MONEY
FIFTH THIRD PRIME MONEY MARKET FUND                                       MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be domestic or foreign corporate securities, including commercial paper that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, the Fund may invest in shares of money market investment companies that invest exclusively in these securities.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risk of investing in the Fund.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

1999             4.79%
00               6.06%
01               3.84%
02               1.45%
03               0.74%
04               0.94%
05               2.78%
06               4.61%
07               4.93%
08               2.51%


Best quarter:  Q4 2000                      1.57%
Worst quarter: Q4 2003                      0.15%
Year to Date Return (1/1/09 to 9/30/09):    0.33%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                         INCEPTION DATE   PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES        6/14/89        2.51%       3.15%          3.25%
--------------------------------------------------------------------------------


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  US EQUITY FUNDS (GROWTH)--FEE TABLE
--------------------------------------------------------------------------------------------------------------
                                                  SMALL CAP     MID CAP GROWTH    QUALITY     DIVIDEND
                                                 GROWTH FUND          FUND      GROWTH FUND  GROWTH FUND
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     None             None         None        None
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                               None             None         None        None
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None             None         None        None
--------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.70%            0.80%        0.80%       0.80%
--------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                            None             None         None        None
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                       0.55%            0.37%        0.33%       1.42%
--------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                   0.01%            0.01%        0.01%       0.01%
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)              1.26%            1.18%        1.14%       2.23%
--------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)           0.24%            0.29%        0.07%       1.49%
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                      1.02%            0.89%        1.07%       0.74%
--------------------------------------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           US EQUITY FUNDS (VALUE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------
                                                            MICRO CAP   SMALL CAP    ALL CAP    DISCIPLINED LARGE
                                                            VALUE FUND  VALUE FUND  VALUE FUND    CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               None        None        None            None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS    None        None        None            None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                    None        None        None            None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                1.00%       0.90%       1.00%          0.80%
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                      None        None        None            None
-----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                 0.89%       0.40%       0.40%          0.27%
-----------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                             0.02%       0.01%       0.01%          0.01%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                        1.91%       1.31%       1.41%          1.08%
-----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                     0.54%       0.15%       0.36%          0.16%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                1.37%       1.16%       1.05%          0.92%
-----------------------------------------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through November 26, 2010. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           STRUCTURED PRODUCTS (QUANTITATIVE)--FEE TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                           EQUITY INDEX     INTERNATIONAL
                                                                               FUND          EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                               None            None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                    None            None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                    None            None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.30%           1.00%(1)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                      None            None
-----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                 0.32%           0.34%
-----------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                                             0.01%           0.01%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                                        0.63%           1.35%
-----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)                                     0.43%           0.18%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                                0.20%           1.17%
-----------------------------------------------------------------------------------------------------------------


(1) International Equity's Management Fee is 0.85% for net assets in excess of $750 million.


(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012 for Equity Index Fund and through November 26, 2010 for International Equity Fund. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month and 13-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              SPECIALTY STRATEGY--FEE TABLE
--------------------------------------------------------------------------------------------------------
                                                                                STRATEGIC
                                                                               INCOME FUND
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                   None
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                                                             None
--------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                        None
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                    1.00%
--------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                          None
--------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                     0.40%
--------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                                 0.10%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                            1.50%
--------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                                         0.54%
--------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                    0.96%
--------------------------------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        FIXED INCOME FUNDS (TAXABLE)--FEE TABLE
---------------------------------------------------------------------------------------------
                                                  HIGH YIELD   TOTAL RETURN   SHORT TERM
                                                  BOND FUND     BOND FUND      BOND FUND
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     None        None           None
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                               None        None           None
---------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None        None           None
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.70%       0.60%          0.50%
---------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                            None        None           None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                                       0.49%       0.24%          0.28%
---------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                   0.01%       0.01%          0.01%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)              1.20%       0.85%          0.79%
---------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)           0.45%       0.19%          0.23%
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                      0.75%       0.66%          0.56%
---------------------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010 for High Yield Bond Fund and Total Return Bond Fund, and through November 30, 2012 for Short Term Bond Fund. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13-month and 37-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER FEES                                   MONEY MARKET
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     MUTUAL FUND--FEE TABLE
------------------------------------------------------------------------------
                                                    PRIME MONEY
                                                       MARKET
                                                        FUND
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON PURCHASES                                         None
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON REINVESTED DIVIDENDS                              None
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                            None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------
MANAGEMENT FEES                                        0.40%
------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                              None
------------------------------------------------------------------------------
OTHER EXPENSES(1)                                      0.23%
------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSE(2)                      0.01%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                0.64%
------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)             0.08%
------------------------------------------------------------------------------
NET EXPENSES(5)                                        0.56%
------------------------------------------------------------------------------

(1) The Fund chose to participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.04% and are included in other expenses.

(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. For the Fund, the expense limitation (which excludes expenses for the U.S. Treasury's Temporary Guarantee Program for Money Market Funds) is 0.54%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. Fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds were borne by the Fund without regard to the Fund's expense limitation agreement and are in addition to the Fund's Total Annual Fund Operating Expenses described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


US EQUITY FUNDS (GROWTH)             1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                $104        $375        $668        $1,501
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                   $91        $346        $621        $1,406
--------------------------------------------------------------------------------
QUALITY GROWTH FUND                  $109        $355        $620        $1,380
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                  $76        $554       $1,059       $2,448
--------------------------------------------------------------------------------

US EQUITY FUNDS (VALUE)              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                 $139        $547        $981        $2,188
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                 $118        $401        $704        $1,566
--------------------------------------------------------------------------------
ALL CAP VALUE FUND                   $107        $411        $737        $1,660
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND      $94        $328        $581        $1,304
--------------------------------------------------------------------------------

STRUCTURED PRODUCTS (QUANTITATIVE)   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
EQUITY INDEX FUND                     $20        $63         $214        $655
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            $119        $410        $722        $1,608
--------------------------------------------------------------------------------

SPECIALTY STRATEGY                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                 $98        $306        $656        $1,643
--------------------------------------------------------------------------------

FIXED INCOME FUNDS (TAXABLE)         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                  $77        $336        $616        $1,414
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                $67        $252        $452        $1,031
--------------------------------------------------------------------------------
SHORT TERM BOND FUND                  $57        $179        $367        $910
--------------------------------------------------------------------------------

MONEY MARKET MUTUAL FUND             1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND               $57        $196        $348        $790
--------------------------------------------------------------------------------



ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor or Subadvisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                              Small                                            Micro         Small        All
                                              Cap       Mid          Quality     Dividend       Cap           Cap         Cap
                                              Growth    Cap          Growth       Growth       Value         Value       Value
                                              Fund      Fund          Fund         Fund         Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                       X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                  X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                        X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                 X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                   X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options               X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                       X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                       X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts               X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                           X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                 X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds                     X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                        X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations                           X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                   X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                     X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                             X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                    X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations       X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                         X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities            X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                              X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)         X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                         X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                 X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                            X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                            X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                  X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities             X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts              X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar
        Debt Obligations                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                          X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                       X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                     X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments        X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                      X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                  X         X               X            X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------

38

                                         Disciplined
                                            Large                                           High        Total       Short     Prime
                                             Cap     International  Equity    Strategic    Yield       Return        Term     Money
                                            Value        Equity      Index      Income      Bond        Bond         Bond     Market
                                            Fund          Fund       Fund       Fund        Fund        Fund         Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                       X             X                     X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                  X             X          X          X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                        X             X                     X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                 X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                   X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                      X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options               X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                       X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                       X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                               X                     X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts               X             X                     X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities          X             X                     X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                           X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                 X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds                     X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                        X             X                     X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations                           X             X                     X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                      X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                      X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                   X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                     X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                             X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                    X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations       X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                         X             X          X          X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                      X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities            X             X          X          X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                              X             X          X          X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)         X             X          X          X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                         X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                 X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                            X             X          X          X          X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                            X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                  X             X          X          X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities             X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts              X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar
        Debt Obligations                      X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                          X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                       X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                     X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments        X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                      X             X          X          X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                  X             X          X          X          X            X            X         X
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a Trust typically collateralized by pools of loans.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Dividend Growth Fund and the Prime Money Market Fund may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts: Micro Cap Value Fund, All Cap Value Fund, and Strategic Income Fund.

          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.

          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Dividend Growth Fund and the Prime Money Market Fund may not invest in these.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Dividend Growth Fund, the Bond Funds, and the Prime Money Market Fund may not invest in these.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly. The Prime Money Market Fund may not invest in these.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Prime Money Market Fund may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

               CANADA BONDS: Issued by Canadian provinces.

               SOVEREIGN BONDS: Issued by the government of a foreign country.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Prime Money Market Fund may not invest in these.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Prime Money Market Fund may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MASTER LIMITED PARTNERSHIPS ("MLPs") are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Distributions attributable to gain from the sale of MLP interests may be taxed as ordinary income.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

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--------------------------------------------------------------------------------

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of a Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

42

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------


Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

                                                                              43

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


MASTER LIMITED PARTNERSHIPS RISK. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in limited liability companies have many of the same characteristics and are subject to many of the same risks as master limited partnerships. Distributions attributable to gain from the sale of master limited partnerships interests may be taxed as ordinary income.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following

44

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Funds may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder. Upon meeting certain conditions the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


                                                                              45

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FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND SUBADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway Street, Suite 1200, Cincinnati, OH 45202-4133, serves as investment subadvisor to High Yield Bond Fund. As of September 30, 2009, Fort Washington, together with its wholly-owned subsidiaries, had approximately $29.3 billion of assets under management.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                                              AS A PERCENTAGE OF
                                                              AVERAGE NET ASSETS
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                               0.70%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                 0.70%
--------------------------------------------------------------------------------
QUALITY GROWTH FUND                                                 0.80%
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                                                0.60%
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                1.00%
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                                                0.90%
--------------------------------------------------------------------------------
ALL CAP VALUE FUND                                                  0.90%
--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND                                    0.70%
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                   0.10%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                           0.86%
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                               0.65%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND(1)                                             0.70%
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                                              0.45%
--------------------------------------------------------------------------------
SHORT TERM BOND FUND                                                0.40%
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                             0.40%
--------------------------------------------------------------------------------


(1)  The Advisor paid a portion of this fee to the Fund's subadvisor.


46

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FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT INC.


Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003 and of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005. Mr. Billeadeau currently serves as the Director of Small and Mid Cap Growth Strategies. He joined FTAM in 2003 and has 23 years of investment experience. Prior to joining FTAM, he joined Investment Advisers, Inc. and became a principal of Paladin Investment Associates upon its launch on December 1, 2000. Prior to that, he held positions with Bank of America Investment Management and American Express Financial Advisors, and served as the Director and Senior Portfolio Manager responsible for the Small and Mid Cap Growth strategies at Trade Street Investment Associates, Inc. Mr. Billeadeau currently serves on the Board of Directors at FactSet Research Systems and chairs the Audit Committee there, and is a member of the Twin City Society of Security Analysts. Mr. Billeadeau graduated from Princeton University with a B.S. in Economics and is a CFA charterholder.

John L. Cassady III has been the portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since October 2001, of FIFTH THIRD SHORT TERM BOND FUND since November 2007 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2009. Mr. Cassady is a Senior Portfolio Manager on the Taxable Fixed Income team, responsible for the management of actively managed fixed income portfolios, and is Co-Manager for the Fifth Third Fixed Income Funds. He joined FTAM in 2003 and has 19 years of investment experience. Prior to joining FTAM, he had been with Fifth Third Bancorp since 1999 through its acquisition of Old Kent Bank. He is currently a member of the CFA West Michigan Society. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management and is a CFA charterholder.

Mark Demos has been the portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2007. Mr. Demos is a Portfolio Manager on the Large Cap Growth Strategies team, helping to manage the Active Core, All Cap Core and Active Growth products. He joined FTAM in 2003, and in 2006 joined the Active Growth team as a Portfolio Manager. He has 11 years of investment experience. Prior to joining FTAM, Mr. Demos joined Fifth Third Bancorp in 1999 as an Analyst, covering the Technology, Energy, Industrial, and Materials sectors, and previously worked for the Ohio Company as an Analyst. He is currently a member of the CFA Society of Minnesota. Mark graduated with honors from Lee University with a B.S. in Business Administration and is a CFA charterholder.

Amy Denn has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since November 2006 and of the FIFTH THIRD DIVIDEND GROWTH FUND since March 2009. Ms. Denn is the Director of Large Cap Growth Strategies, overseeing the Active Core, All Cap Core and Active Growth products. She joined FTAM in 2003 and has 13 years of investment management experience. Prior to joining FTAM, she joined Paladin Investment Associates as a Portfolio Manager in 2000. Prior to that, she was with Minneapolis-based Investment Advisers, Inc. (IAI) where she was promoted to Equity Research Analyst in 1996 and to Portfolio Manager in 2000. Ms. Denn graduated from Minnesota State University Mankato with a B.S. in Business Administration, majoring in Accounting and Finance.

Jon Fisher has been a portfolio manager of the FIFTH THIRD QUALITY GROWTH FUND since September 2007. Mr. Fisher is a Portfolio Manager on the Large Cap Growth Strategies team, helping to manage the Active Core, All Cap Core and Active Growth products. He joined FTAM in 2003 and has 19 years of investment experience. Prior to joining Fifth Third Bancorp in 2000, he worked at PNC as a Portfolio Manager and Equity Analyst and subsequently worked at Dain Bosworth as an Equity Analyst. He has also served as President of the Cincinnati Society of Financial Analysts and has taught courses in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. Mr. Fisher graduated from the University of Iowa with a B.S. in Business Administration, majoring in Finance, and went on to earn an M.B.A. from the University of Chicago. He is also a CFA charterholder.


                                                                              47

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Martin E. Hargrave has been the portfolio manager of the FIFTH THIRD MID CAP
GROWTH FUND since February 2005 and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. Mr. Hargrave is a Portfolio Manager on the Small and Mid Cap Growth Strategies team. He joined FTAM in 2003 and has 18 years of investment experience. Prior to joining FTAM, he was employed with Investment Advisers, Inc. in 1996 as an Institutional Client Service Representative and in 2000, joined the Small and Mid Cap Growth Team as a Portfolio Manager. Prior to that, he worked at Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. Mr. Hargrave graduated with a B.S. from the University of Southern California, with an M.B.A. from the Anderson School at the University of California, Los Angeles, and is a CFA charterholder.

John P. Hoeting has been the portfolio manager of the Fifth Third taxable money market funds since February 2000 and of the FIFTH THIRD SHORT TERM BOND FUND since April 2004. Mr. Hoeting is the Director of Taxable Money Markets, responsible for the formation of short-term fixed income strategies and the management of taxable money market mutual funds. He joined FTAM in 2003 and has 17 years of investment experience. Prior to joining FTAM, Mr. Hoeting had been with Fifth Third Bancorp since 2000 carrying out the same responsibilities he now oversees. He is currently a member of the Cincinnati Society of Financial Analysts. John graduated from the University of Dayton with a B.S. in Finance and is a CFA charterholder.

Eric J. Holmes has been the portfolio manager of the FIFTH THIRD MICRO CAP VALUE FUND since April 2005 and the FIFTH THIRD SMALL CAP VALUE FUND since July 2008. Mr. Holmes serves as the Director of Micro Cap Value Strategies and the Co-Director of Small Cap Value Strategies. He joined FTAM in 2003 and has 15 years of investment experience. Since joining FTAM, he has served as the Senior Research Analyst on the Micro Cap Value and Small Cap Value products. Previously, he was a Research Analyst for Victory Capital Management (Keycorp) on the Large Cap Value product, covering the Insurance and miscellaneous Consumer Cyclicals industries. Mr. Holmes also spent 5 years with Manning & Napier Advisors as a Research Analyst, Research Associate, and Research Assistant for the Small Cap Value and Large Cap Value products. He graduated summa cum laude from the State University of New York at Geneseo with a B.A. in Economics, received an M.B.A. in Finance from the Rochester Institute of Technology, and is a CFA charterholder.

Peter M. Klein has been the portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since January 2003. Mr. Klein currently serves as the Managing Director of Value Strategies, the Director of All Cap Value Strategies and as a Portfolio Manager for Large Cap Value Strategies. He joined FTAM in 2003 and has 30 years of investment experience. Prior to joining FTAM, he served as Portfolio Manager with Gelfand/Maxus Asset Management. In this capacity, he was actively involved in the investment management of individual and institutional portfolios. Mr. Klein joined Fifth Third Bancorp through its acquisition of Maxus in 2001. He graduated magna cum laude from John Carroll University with a B.A. in Philosophy, and went on to receive his M.B.A from Cleveland State University. He is a CFA charterholder.

Mark Koenig has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Koenig is the Managing Director of Structured Products. He joined FTAM in 2005 and has 14 years of investment experience. Prior to joining FTAM, he served as the Director of Quantitative Analysis at National City from 1999-2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a Quantitative Analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed income desk. Prior to that, he spent 10 years as a Research Engineer at Draper Laboratories where he specialized in developing guidance, navigation and control algorithms for spacecraft, aircraft, and underwater vehicles. He is currently a member of the CFA Society of Cleveland, the American Finance Association, and the Society of Quantitative Analysts. Mr. Koenig graduated from the University of Cincinnati with a B.S. in Aerospace Engineering, from the University of Arizona with an M.S. in Electrical Engineering, and from Carnegie Mellon with an M.S. in Computational Finance. He is a CFA charterholder.

Joseph W. Kremer has been the portfolio manager of the FIFTH THIRD SMALL CAP VALUE FUND since November 2005 and of the FIFTH THIRD MICRO CAP VALUE FUND since July 2008. Mr. Kremer is currently the Director of Mid, Small, and Micro Cap Value Strategies, and the Director of Small Cap Value Strategies. He joined FTAM in 2005 and has 17 years of investment experience. Prior to joining FTAM, he was Senior Vice President and Regional Manager at Evergreen Investments from March 2002 to November 2005, and he previously worked for National City overseeing portfolio managers. He also worked for M&I Investment Management Corporation and ran his own investment firm. Before beginning his investment career, Mr. Kremer was an Assistant Professor of Finance at the University of Notre Dame, where he taught portfolio management and investment theory courses for 6 years. He graduated cum laude from the University of Delaware with a B.S. in Accounting and a B.A. in Economics, received an M.B.A from the University of Wisconsin, and has a Ph.D. in Finance from the University of South Carolina. He is both a CFA charterholder and a CFP(R) certificant.


48

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Peter Kwiatkowski has been the portfolio manager of the FIFTH THIRD STRATEGIC
INCOME FUND since February 2005 and of the FIFTH THIRD DIVIDEND GROWTH FUND since August 2005. He is the Director of Strategic Income Strategies. He joined FTAM in 2002 and has 10 years of investment experience. Prior to joining FTAM, he worked in Fifth Third Bancorp's Treasury Group where his responsibilities included structured finance, investments, balance sheet management, and economic analysis. Prior to that, Mr. Kwiatkowski worked as a Portfolio Analyst for Pacific Investment Management Company (PIMCO). His previous experience also includes 7 years in real estate. He is a current member of the Cincinnati Society of Financial Analysts, and a volunteer financial counselor. He graduated summa cum laude from California State University at Long Beach with a B.S. in Finance, Real Estate, and Law and is a CFA charterholder.

David R. Luebke has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND and of the FIFTH THIRD SMALL CAP GROWTH FUND since August 2006. Mr. Luebke is currently a Portfolio Manager on the Small and Mid Cap Growth Strategies team. He joined FTAM in 2005 and has 12 years of investment experience. For the four years prior to joining FTAM, he was Vice President and Senior Equity Analyst for Harbor Capital Management and then Fortis Investments, after its acquisition of Harbor, where he was responsible for covering the Technology sector for small, mid, and large cap stocks. Prior to that, Mr. Luebke was a Portfolio Manager and Equity Analyst at First American Asset Management and Piper Capital Management. He is currently a member of the Boston Society of Security Analysts. Mr. Luebke graduated with honors (recipient of the Wall Street Journal Achievement Award) from the University of Minnesota with a B.S. in Business Administration and from the Carlson School of Management, University of Minnesota, with an M.B.A. in Finance. He is a CFA charterholder.

Mary Jane Matts has been a portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since July 2005 and of the FIFTH THIRD ALL CAP VALUE FUND since November 2007. Ms. Matts serves as the Director of Large Cap Value Strategies and as the Co-Director of All Cap Value Strategies. She joined FTAM in 2005 and has 22 years of investment experience. Prior to joining FTAM, Ms. Matts managed the Value Equity Team for National City's institutional asset management group, having joined the firm in 1995 as a large cap value portfolio manager, and later served as Director of Research for the Wealth Management Group. Prior to that, she was the Director of Research at Society Asset Management (now known as Victory Capital Management). She has a B.A. in Economics, conferred with Honors with Distinction, from Kenyon College, an M.B.A. from Case Western Reserve University, and is a CFA charterholder.

Mirko M. Mikelic has been a portfolio manager of the FIFTH THIRD TOTAL RETURN BOND FUND since April 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Mikelic is a Senior Portfolio Manager on the Fixed Income team, responsible for research and portfolio strategy. He joined FTAM in 2003 as a Senior Fixed Income Analyst. He has 13 years of investment experience. Prior to joining FTAM, Mr. Mikelic was an International Equity Analyst at Reach Capital Management and wrote research reports for CCN LLC. Prior to CCN, he spent several years on the liability management desk of Credit Suisse First Boston/DLJ where he also worked with several of the largest fixed income managers globally in a mortgage sales capacity. Mr. Mikelic started in the investment business as a Fixed Income Associate on Morgan Stanley's mortgage research and trading desks as part of their fixed income training program. He graduated from Kalamazoo College with a B.A. in Chemistry and Physics, and went on to earn a B.S.E.E. from Wayne State University as part of a 3/2 Engineering program. After a summer at Harvard, he entered the University of Chicago and completed an M.A. in International Political Economy/Relations and later, an M.B.A. in Analytic Finance and Accounting.



                                                                              49

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--------------------------------------------------------------------------------


Ted Moore has been a portfolio manager of the FIFTH THIRD ALL CAP VALUE FUND since July 2008. Mr. Moore serves as a Portfolio Manager on both the Large Cap Value and All Cap Value Strategies teams. He joined FTAM in 2006 and has 13 years of investment experience. Prior to joining FTAM, he was an Equity Research Analyst for National City Bank where he joined in August of 2000. Prior to that, he was a Small and Mid Cap Stock Analyst for Driehaus Capital Management, and earlier, Morgan Keegan & Co. Mr. Moore graduated from Williams College with a B.A. in History and earned an M.B.A. in Finance from Indiana University. He is a CFA charterholder.

Scott Richter has been the portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since September 2007. Mr. Richter currently serves as the Co-Director of Large Cap Value Strategies. He joined FTAM in 2007 and has 12 years of investment experience. Prior to joining FTAM, he was a Senior Portfolio Manager for Cleveland-based Weber, Fulton and Felman (acquired by Mellon Financial in 2002) where he joined in January 1998. Mr. Richter also gained 12 years of industry experience in the areas of engineering, accounting, product management, operations management, and business consulting prior to entering investment management. He has a B.S. in Mechanical Engineering with High Distinction from the University of Rochester, where he was elected to Phi Beta Kappa, and an M.B.A. from Harvard University's Graduate School of Business. Scott is a CFA charterholder.

Jason Schwartz has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND and of the FIFTH THIRD TOTAL RETURN BOND FUND since November 2007. Mr. Schwartz serves as a Portfolio Manager on the Fixed Income team, responsible for providing the taxable fixed income portfolios with analytics support and trade strategy, and also serves as an Analyst for the Commercial Mortgage-Backed Securities (CMBS) market. He joined FTAM in 2004 and has 5 years of investment experience. Prior to joining FTAM, Mr. Schwartz started with Fifth Third Bancorp in 2002 in the Retirement Plan Services group. He is currently a member of the Cincinnati Society of Financial Analysts. He graduated from the University of Kentucky in 2004 with a B.B.A. in Finance and is currently a CFA charterholder.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley is currently the Chief Fixed Income Officer, overseeing all Fixed Income operations. He joined FTAM in 2003, though he has been with Fifth Third Bancorp since 1988 through its acquisition of Old Kent Bank. He has 25 years of investment experience. Prior to joining FTAM, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is currently a member of the Detroit Bond Club, is on the investment committee for the Western Michigan University Endowment Fund, and has served as the President of the Investment Analysts' Society of Chicago-West Michigan Chapter. He graduated with a B.A. from Albion College and is a CFA charterholder.

Zhiqiang Sun, PhD, has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Sun is a Quantitative Equity Analyst on the Structured Products team. He joined FTAM in 2006 and has more than 10 years of statistical analysis, banking and investment experience, specializing in statistical modeling, optimization, risk management, and asset pricing. Prior to joining FTAM, he worked as a Senior Risk Analyst in National City Investment Company's risk management department, where his responsibilities included analyzing the bank's balance sheet exposure to market and credit risk. During his time at National City, he also worked as a Senior Portfolio Manager developing models for investment style selection and optimization, and as a Senior Business Analyst in the consumer and small business division in which he helped create forecasting models and valuation models, while also conducting price sensitivity and optimization analysis. Mr. Sun has a Ph.D. in Operations Research (Finance concentration) from Case Western Reserve University. He also holds an M.S. in Applied Mathematics from East China University of Science and Technology, and a B.S. in Statistics from Fudan University.

Jill A. Thompson has been the portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since July 2005, and of the FIFTH THIRD MID CAP GROWTH FUND since August 2006. Ms. Thompson is a Portfolio Manager on the Small and Mid Cap Growth Strategies team. She joined FTAM in 2005 and has 20 years of investment experience. Prior to joining FTAM, she served as Co-Portfolio Manager of KB Growth Advisors' Small Cap Growth product for 5 years. She was also with U.S. Bancorp Piper Jaffray for 10 years, where she served as Co-Portfolio Manager of U.S. Bancorp Asset Management/Piper Capital Management's Small and Mid Cap Growth products. Ms. Thompson graduated from St. Cloud University with a B.S. in Finance and is a CFA charterholder.


50

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Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX
FUND since February 2005. Mr. Wayton is a Portfolio Manager on the Structured Products team. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, Michael was a Quantitative Analyst for the National City Investment Management Company, responsible for developing quantitative equity models and the management of the firm's passive assets. Prior to that, he worked for National City's Private Client Group, where he joined in January 1999. Mr. Wayton is currently a member of the CFA Society of Cleveland. He graduated from Ohio State University with a B.S.B.A. in Finance and is a CFA charterholder.


E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003. Mr. Wirtz joined FTAM as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.


David L. Withrow has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since May 2002 and of FIFTH THIRD TOTAL RETURN BOND FUND and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Withrow is the Director of Taxable Fixed Income at FTAM, responsible for the management of actively managed fixed income portfolios and Fifth Third Fixed Income Funds. He joined FTAM in 2003 and has 20 years of investment experience. Prior to joining FTAM, David joined Fifth Third Bancorp in 1999 as a Senior Fixed Income Portfolio Manager. He is currently a member of the Cincinnati Society of Financial Analysts and a Board member for The Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA charterholder.


FORT WASHINGTON INVESTMENT ADVISORS, INC.

J. Kevin Seagraves, CFA is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November 2005. Mr. Seagraves is currently an Assistant Vice President and Senior Credit Analyst for Fixed Income and Credit Research at Fort Washington. From 1998-2003, Mr. Seagraves was a Senior Analyst at Summit Investment Partners. From 1996-1998, Mr. Seagraves was a Credit Team Leader and Credit Analyst at National City Bank. Mr. Seagraves earned a B.S. in Finance from Miami University.


Brendan M. White, CFA is a Chartered Financial Analyst and has served as portfolio manager of the FIFTH THIRD HIGH YIELD BOND FUND since its inception in November, 2005. Mr. White is currently a Managing Director and Senior Portfolio Manager of Fort Washington and was previously a Vice President and Senior Portfolio Manager of Fort Washington. He has worked for Fort Washington since 1993 and has over 16 years of fixed-income management experience. Mr. White holds an MBA from Xavier University and a B.S. in Finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of these policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Funds' website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

                                                                              51

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PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING PRIME MONEY MARKET FUND SHARES

The Fund's net asset value ("NAV") is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Fund is determined by using amortized cost.


The Fifth Third Prime Money Market Fund calculates its NAV at 4:00 p.m. Eastern Time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


PRICING NON-MONEY MARKET FUND SHARES

The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Funds' Board of Trustees, the value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. In addition, under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock Fund's and Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

52

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--------------------------------------------------------------------------------

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares are responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Stock or Bond Funds must be received by the Funds' transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. All purchase orders for the Prime Money Market Fund must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. Purchase orders received after 4.00 p.m. Eastern Time will be processed on the following business day.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o    minimum initial or subsequent investment requirements

o    exchange policies


o    cut-off time for investments


o    redemption fees


If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Funds offered by this Prospectus (except for the Equity Index Fund) is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. The minimum initial investment in Institutional shares of the Equity Index Fund is $5,000,000. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Stock and Bond Funds must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

Orders to sell shares of the Prime Money Market Fund received by the Fund's transfer agent by 4:00 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Fund received by the transfer agent after 4:00 p.m. Eastern time will be processed on the following business day and will be entitled to dividends until the processing date.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT -- SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.


CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the Strategic Income Fund and the Prime Money Market Fund.


Dividends, if any, are declared and paid monthly by the following Funds: High Yield Bond Fund, Total Return Bond Fund and Short Term Bond Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Dividends, if any, are declared and paid quarterly by the following Funds:
Equity Index Fund, All Cap Value Fund, Disciplined Large Cap Value Fund and Dividend Growth Fund.

Dividends, if any, are declared and paid annually by the following Funds: Micro Cap Value Fund, Mid Cap Growth Fund, Quality Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, and International Equity Fund.

Capital gains, if any, are distributed at least annually.

As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Strategic Income Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder. However, because the Prime Money Market Fund seeks to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange or redemption of shares in the Prime Money Market Fund will result in a taxable gain or loss.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The Prime Money Market Fund and the fixed income funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS

If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to reduced tax rates or exemption from foreign tax on this income. A Fund's effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund intends to qualify so as to be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If Fifth Third International Equity Fund makes that election, a shareholder in the Fund must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local and foreign tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)

                                                            CHANGE IN NET ASSETS                           LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                         ----------------------------                    ----------------------
                                                                         NET REALIZED
                                                                             AND
                                                                          UNREALIZED      CHANGE IN
                                             NET ASSET                  GAINS/(LOSSES)    NET ASSETS
                                              VALUE,         NET             FROM         RESULTING         NET          NET
                                             BEGINNING    INVESTMENT      INVESTMENT         FROM        INVESTMENT    REALIZED
                                             OF PERIOD   INCOME/(LOSS)   TRANSACTIONS     OPERATIONS       INCOME        GAINS
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $ 8.09        (0.03)&           (1.98)         (2.01)           --          --
Year ended 7/31/08                            $13.42        (0.06)&           (0.77)         (0.83)           --       (4.50)
Year ended 7/31/07                            $14.10        (0.08)&            2.64           2.56            --       (3.24)
Year ended 7/31/06                            $15.58        (0.11)&            0.50           0.39            --       (1.87)
Year ended 7/31/05                            $15.48        (0.10)&            3.07           2.97            --       (2.87)
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $12.03        (0.01)&           (3.27)         (3.28)           --       (1.41)
Year ended 7/31/08                            $15.70        (0.05)&           (1.43)         (1.48)           --       (2.19)
Year ended 7/31/07                            $16.55        (0.07)&@           2.72           2.65            --       (3.50)
Year ended 7/31/06                            $16.03        (0.04)&            0.77           0.73         (0.02)      (0.19)
Year ended 7/31/05                            $12.96           --^             3.07           3.07            --          --
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $16.57         0.07&            (3.66)         (3.59)        (0.04)      (0.50)
Year ended 7/31/08                            $18.52         0.04&             0.72           0.76         (0.04)      (2.67)
Year ended 7/31/07                            $15.67         0.11&@            3.07           3.18         (0.08)      (0.25)
Year ended 7/31/06                            $16.34        (0.03)&           (0.64)         (0.67)           --          --
Year ended 7/31/05                            $14.61         0.03              1.74           1.77         (0.04)         --
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $23.76         0.32&            (5.34)         (5.02)        (0.38)         --
Year ended 7/31/08                            $25.50         0.34&            (1.77)         (1.43)        (0.31)         --
Year ended 7/31/07                            $22.56         0.57&@            2.85           3.42         (0.48)         --
Year ended 7/31/06                            $21.71         0.28&             0.83           1.11         (0.26)         --
Year ended 7/31/05                            $19.10        (0.15)&            2.76           2.61            --          --
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $ 3.75         0.02&            (0.51)         (0.49)        (0.01)      (0.01)
Year ended 7/31/08                            $ 7.02         0.02&            (0.78)         (0.76)        (0.01)      (2.50)
Year ended 7/31/07                            $ 8.05         0.01&             0.93           0.94         (0.05)      (1.92)
Year ended 7/31/06                            $11.00         0.02&             0.17           0.19         (0.01)      (3.13)
Year ended 7/31/05                            $10.32        (0.01)&            1.41           1.40            --       (0.72)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $17.04         0.21&            (3.55)         (3.34)        (0.22)         --
Year ended 7/31/08                            $20.29         0.19&            (0.91)         (0.72)        (0.16)      (2.37)
Year ended 7/31/07                            $20.89         0.13&             2.12           2.25         (0.08)      (2.77)
Year ended 7/31/06                            $22.82         0.09              0.46           0.55         (0.05)      (2.43)
Year ended 7/31/05                            $20.01        (0.04)&            4.51           4.47            --       (1.66)
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $17.98         0.24&            (4.42)         (4.18)        (0.27)      (1.01)
Year ended 7/31/08                            $25.65         0.31&            (4.14)         (3.83)        (0.28)      (3.56)
Year ended 7/31/07                            $25.68         0.37&             4.19           4.56         (0.36)      (4.23)
Year ended 7/31/06                            $26.04         0.26              1.77           2.03         (0.24)      (2.15)
Year ended 7/31/05                            $22.58         0.10              4.85           4.95         (0.11)      (1.38)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)

                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                   RATIOS OF   RATIOS OF
                                                     NET       TOTAL       NET     EXPENSES    EXPENSES    RATIOS OF NET
                                        TOTAL       ASSET     RETURN     ASSETS,      TO          TO        INVESTMENT
                                     DIVIDENDS      VALUE,   (EXCLUDES   END OF    AVERAGE     AVERAGE     INCOME/(LOSS)   PORTFOLIO
                                        AND         END OF     SALES     PERIOD      NET         NET        TO AVERAGE     TURNOVER
                                    DISTRIBUTIONS   PERIOD    CHARGE)    (000'S)   ASSETS (a)  ASSETS (b)   NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                         --       $ 6.08    (24.85)%  $  43,273  1.25%        1.01%        (0.48%)           81%
Year ended 7/31/08                      (4.50)      $ 8.09    (10.17)%  $  66,801  1.09%        1.01%        (0.60%)          105%
Year ended 7/31/07                      (3.24)      $13.42     20.45%   $ 112,591  1.06%        1.01%        (0.59%)           90%
Year ended 7/31/06                      (1.87)      $14.10      2.71%   $ 126,809  1.03%        1.02%        (0.75%)           67%
Year ended 7/31/05                      (2.87)      $15.58     20.81%   $ 213,892  1.01%        1.01%        (0.68%)           65%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (1.41)      $ 7.34    (23.93)%  $  81,725  1.17%        1.01%        (0.15%)           47%
Year ended 7/31/08                      (2.19)      $12.03    (11.24)%  $ 209,074  1.11%        1.09%        (0.38%)           96%
Year ended 7/31/07                      (3.50)      $15.70     17.32%@  $ 313,124  1.09%        1.09%        (0.48%)           55%
Year ended 7/31/06                      (0.21)      $16.55      4.56%   $ 318,133  1.08%        1.08%        (0.24%)           69%
Year ended 7/31/05                         --       $16.03     23.69%   $ 392,929  1.09%        1.09%        (0.03%)           54%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.54)      $12.44    (21.13)%  $ 237,049  1.13%        1.06%         0.62%            31%
Year ended 7/31/08                      (2.71)      $16.57      2.79%   $ 371,615  1.11%        1.07%         0.21%            57%
Year ended 7/31/07                      (0.33)      $18.52     20.51%@  $ 535,734  1.10%        1.08%         0.52%            98%
Year ended 7/31/06                         --       $15.67     (4.10)%  $ 616,737  1.08%        1.08%        (0.18%)          108%
Year ended 7/31/05                      (0.04)      $16.34     12.13%   $ 707,766  1.08%        1.08%         0.16%            71%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.38)      $18.36    (21.12)%  $   6,977  2.22%        0.73%         1.76%           102%
Year ended 7/31/08                      (0.31)      $23.76     (5.69)%  $  16,556  1.76%        0.73%         1.33%            76%
Year ended 7/31/07                      (0.48)      $25.50     15.22%@  $  18,875  1.67%        0.73%         2.08%            68%
Year ended 7/31/06                      (0.26)      $22.56      5.14%   $  15,759  2.72%        0.73%         1.25%           147%
Year ended 7/31/05                         --       $21.71     13.66%   $   5,973  1.99%        1.45%        (0.73%)           28%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.02)      $ 3.24    (12.86)%  $  17,394  1.89%        1.35%         0.64%            46%
Year ended 7/31/08                      (2.51)      $ 3.75    (12.23)%  $  22,662  1.82%        1.35%         0.37%            49%
Year ended 7/31/07                      (1.97)      $ 7.02     12.53%   $  51,541  1.52%        1.35%         0.17%            72%
Year ended 7/31/06                      (3.14)      $ 8.05      1.93%   $  72,981  1.40%        1.37%         0.23%            42%
Year ended 7/31/05                      (0.72)      $11.00     13.86%   $  98,885  1.35%        1.35%        (0.07%)           12%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.22)      $13.48    (19.32)%  $  65,235  1.30%        1.20%         1.68%            68%
Year ended 7/31/08                      (2.53)      $17.04     (3.68)%  $  86,463  1.24%        1.19%         1.05%            60%
Year ended 7/31/07                      (2.85)      $20.29     10.77%   $ 110,873  1.25%        1.20%         0.61%            46%
Year ended 7/31/06                      (2.48)      $20.89      2.62%   $ 116,503  1.24%        1.21%         0.39%            99%
Year ended 7/31/05                      (1.66)      $22.82     23.59%   $ 158,505  1.20%        1.20%        (0.20%)          105%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (1.28)      $12.52    (22.15)%  $ 93,858   1.40%        1.16%         2.00%            42%
Year ended 7/31/08                      (3.84)      $17.98    (17.47)%  $ 165,714  1.34%        1.19%         1.43%            43%
Year ended 7/31/07                      (4.59)      $25.65     18.93%   $ 223,709  1.31%        1.22%         1.40%            23%
Year ended 7/31/06                      (2.39)      $25.68      8.38%   $ 226,189  1.31%        1.29%         0.99%            40%
Year ended 7/31/05                      (1.49)      $26.04     22.51%   $ 270,131  1.30%        1.30%         0.41%            24%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)

                                                            CHANGE IN NET ASSETS                           LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                         ----------------------------                    ----------------------
                                                                         NET REALIZED
                                                                             AND
                                                                          UNREALIZED      CHANGE IN
                                             NET ASSET                  GAINS/(LOSSES)    NET ASSETS
                                              VALUE,         NET             FROM         RESULTING         NET          NET
                                             BEGINNING    INVESTMENT      INVESTMENT         FROM        INVESTMENT    REALIZED
                                             OF PERIOD   INCOME/(LOSS)   TRANSACTIONS     OPERATIONS       INCOME        GAINS
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $11.48        0.22&            (2.74)          (2.52)         (0.25)      (0.16)
Year ended 7/31/08                            $14.39        0.25&            (2.03)          (1.78)         (0.23)      (0.90)
Year ended 7/31/07                            $14.72        0.22&@            1.80            2.02          (0.22)      (2.13)
Year ended 7/31/06                            $15.08        0.21              1.07            1.28          (0.20)      (1.44)
Year ended 7/31/05                            $13.52        0.18              1.95            2.13          (0.18)      (0.39)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $24.05        0.44&            (5.24)          (4.80)         (0.49)         --
Year ended 7/31/08                            $27.60        0.52&            (3.58)          (3.06)         (0.49)         --
Year ended 7/31/07                            $24.24        0.50&             3.35            3.85          (0.49)         --
Year ended 7/31/06                            $23.46        0.42&             0.79            1.21          (0.43)         --
Year ended 7/31/05                            $21.01        0.44&             2.45            2.89          (0.44)         --
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $12.24        0.22&            (3.59)          (3.37)         (0.19)      (1.43)
Year ended 7/31/08                            $15.55        0.45&            (2.30)          (1.85)         (0.46)      (1.00)
Year ended 7/31/07                            $12.83        0.18&@            2.92            3.10          (0.11)      (0.27)
Year ended 7/31/06                            $10.79        0.15&             2.37            2.52          (0.20)      (0.28)
Year ended 7/31/05                            $ 9.32        0.13              1.54            1.67          (0.20)         --
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND INSTITUTIONAL SHARES
Year ended 7/31/09                            $ 9.38        0.57&            (0.38)           0.19          (0.61)      (0.01)
Year ended 7/31/08                            $11.18        0.55&            (1.41)          (0.85)         (0.61)      (0.33)
Year ended 7/31/07                            $11.28        0.55&             0.01            0.56          (0.55)      (0.11)
Year ended 7/31/06                            $11.54        0.52&            (0.23)           0.29          (0.52)      (0.03)
Year ended 7/31/05                            $11.15        0.51              0.39            0.90          (0.50)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)

                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                          ----------------------------------------------------------
                                                                                    RATIOS OF   RATIOS OF
                                                     NET       TOTAL        NET     EXPENSES    EXPENSES    RATIOS OF NET
                                        TOTAL       ASSET     RETURN      ASSETS,      TO          TO        INVESTMENT
                                     DIVIDENDS      VALUE,   (EXCLUDES    END OF    AVERAGE     AVERAGE     INCOME/(LOSS)  PORTFOLIO
                                        AND         END OF     SALES      PERIOD      NET         NET        TO AVERAGE    TURNOVER
                                    DISTRIBUTIONS   PERIOD    CHARGE)     (000'S)   ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.41)      $ 8.55    (21.78)%    $ 308,345   1.07%      0.98%          2.58%        58%
Year ended 7/31/08                      (1.13)      $11.48    (13.52)%    $ 487,006   1.08%      1.01%          1.88%        47%
Year ended 7/31/07                      (2.35)      $14.39     14.52%@    $ 649,497   1.07%      1.03%          1.50%        49%
Year ended 7/31/06                      (1.64)      $14.72      9.29%     $ 581,507   1.07%      1.07%          1.40%        57%
Year ended 7/31/05                      (0.57)      $15.08     16.07%     $ 574,251   1.07%      1.07%          1.27%        31%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.49)      $18.76    (19.89)%    $ 141,566   0.62%      0.19%          2.47%         7%
Year ended 7/31/08                      (0.49)      $24.05    (11.27)%    $ 169,016   0.60%      0.19%          1.97%         4%
Year ended 7/31/07                      (0.49)      $27.60     15.92%     $ 193,180   0.61%      0.19%          1.84%         4%
Year ended 7/31/06                      (0.43)      $24.24      5.21%     $ 184,177   0.60%      0.19%          1.75%         6%
Year ended 7/31/05                      (0.44)      $23.46     13.86%     $ 168,279   0.62%      0.19%          1.97%         4%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (1.62)      $ 7.25    (24.36)%    $ 233,968   1.34%      1.22%~         3.01%       104%
Year ended 7/31/08                      (1.46)      $12.24    (13.56)%    $ 420,993   1.36%      1.26%          3.13%       155%
Year ended 7/31/07                      (0.38)      $15.55     24.57%@    $ 469,183   1.36%      1.35%          1.29%        20%
Year ended 7/31/06                      (0.48)      $12.83     23.86%     $ 434,572   1.37%      1.35%          1.24%        23%
Year ended 7/31/05                      (0.20)      $10.79     17.99%     $ 282,476   1.39%      1.35%          1.15%        21%
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND INSTITUTIONAL SHARES
Year ended 7/31/09                      (0.62)      $ 8.95      3.38%     $  59,493   1.40%      0.93%          7.29%        32%
Year ended 7/31/08                      (0.94)      $ 9.38     (8.30)%    $  90,639   1.35%      0.96%          5.28%        32%
Year ended 7/31/07                      (0.66)      $11.18      4.97%     $ 116,454   1.34%      1.06%          4.75%        18%
Year ended 7/31/06                      (0.55)      $11.28      2.61%     $ 107,130   1.34%      1.31%          4.56%         8%
Year ended 7/31/05                      (0.51)      $11.54      8.21%     $  97,921   1.36%      1.36%          4.47%        17%
------------------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)

                                                                 CHANGE IN NET ASSETS                 LESS DIVIDENDS AND
                                                               RESULTING FROM OPERATIONS               DISTRIBUTIONS FROM
                                                              --------------------------      ----------------------------------
                                                              NET REALIZED
                                                                  AND
                                                               UNREALIZED     CHANGE IN
                                    NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                     VALUE,         NET           FROM        RESULTING           NET                     NET
                                    BEGINNING    INVESTMENT    INVESTMENT       FROM          INVESTMENT      PAID-IN   REALIZED
                                    OF PERIOD      INCOME     TRANSACTIONS    OPERATIONS        INCOME        CAPITAL    GAINS
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                    $ 9.14       0.78&         (0.41)          0.37           (0.79)           --         --
Year ended 7/31/08                    $ 9.57       0.73&         (0.44)          0.29           (0.72)           --         --
Year ended 7/31/07                    $ 9.74       0.71&         (0.14)          0.57           (0.71)           --      (0.03)
11/29/05(c) to 7/31/06                $10.00       0.44          (0.28)          0.16           (0.42)           --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                    $ 9.03       0.46&         (0.55)         (0.09)          (0.48)           --         --
Year ended 7/31/08                    $ 9.68       0.48&         (0.64)         (0.16)          (0.49)           --         --
Year ended 7/31/07                    $ 9.68       0.45&@         0.01           0.46           (0.46)           --         --
Year ended 7/31/06                    $10.07       0.42          (0.30)          0.12           (0.45)           --      (0.06)
Year ended 7/31/05                    $10.02       0.34           0.10           0.44           (0.38)           --      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                    $ 9.29       0.33&          0.05           0.38           (0.34)           --         --
Year ended 7/31/08                    $ 9.32       0.38&         (0.03)          0.35           (0.38)           --         --
Year ended 7/31/07                    $ 9.25       0.37&          0.09           0.46           (0.38)        (0.01)        --
Year ended 7/31/06                    $ 9.37       0.31          (0.06)          0.25           (0.37)           --         --
Year ended 7/31/05                    $ 9.57       0.20          (0.08)          0.12           (0.32)           --         --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 CHANGE IN NET ASSETS
                                                                               RESULTING FROM OPERATIONS
                                                                            -------------------------------
                                                                                             NET REALIZED
                                                           NET ASSET                         AND UNREALIZED       LESS
                                                            VALUE,              NET              GAINS/       DISTRIBUTIONS
                                                          BEGINNING         INVESTMENT      (LOSSES) FROM          TO
                                                           OF PERIOD          INCOME          INVESTMENTS     SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                           $1.00             0.01&               --^           (0.01)
Year ended 7/31/08                                           $1.00             0.04&               --^           (0.04)
Year ended 7/31/07                                           $1.00             0.05&@              --^           (0.05)
Year ended 7/31/06                                           $1.00             0.04                --^           (0.04)
Year ended 7/31/05                                           $1.00             0.02                --^           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)

                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                           ---------------------------------------------------------
                                                                                    RATIOS OF   RATIOS OF
                                                        NET      TOTAL       NET     EXPENSES   EXPENSES    RATIOS OF NET
                                            TOTAL      ASSET    RETURN     ASSETS,      TO         TO       INVESTMENT
                                         DIVIDENDS     VALUE,  (EXCLUDES   END OF    AVERAGE    AVERAGE       INCOME       PORTFOLIO
                                            AND        END OF    SALES     PERIOD      NET         NET       TO AVERAGE    TURNOVER
                                       DISTRIBUTIONS   PERIOD   CHARGE)    (000'S)  ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                          (0.79)    $ 8.72     5.98%    $  47,395    1.19%       0.74%       10.13%        32%
Year ended 7/31/08                          (0.72)    $ 9.14     2.98%    $  50,153    1.15%       0.74%        7.65%        36%
Year ended 7/31/07                          (0.74)    $ 9.57     5.85%    $  68,193    1.14%       0.74%        7.12%        42%
11/29/05(c) to 7/31/06                      (0.42)    $ 9.74     1.59%*   $  66,033    1.15%**     0.74%**      6.77%**      41%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                          (0.48)    $ 8.46    (0.71)%   $ 386,492    0.84%       0.66%        5.54%        15%
Year ended 7/31/08                          (0.49)    $ 9.03    (1.86)%   $ 559,548    0.88%       0.69%        5.03%        36%
Year ended 7/31/07                          (0.46)    $ 9.68     4.83%@   $ 230,154    0.91%       0.72%        4.57%        65%
Year ended 7/31/06                          (0.51)    $ 9.68     1.21%    $ 252,145    0.90%       0.74%        4.23%       352%
Year ended 7/31/05                          (0.39)    $10.07     4.43%    $ 292,043    0.91%       0.78%        3.28%       385%
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND INSTITUTIONAL SHARES
Year ended 7/31/09                          (0.34)     $9.33     4.30%    $ 224,931    0.78%       0.64%        3.67%        63%
Year ended 7/31/08                          (0.38)    $ 9.29     3.80%    $ 241,776    0.79%       0.64%        4.01%        33%
Year ended 7/31/07                          (0.39)    $ 9.32     5.08%    $ 267,348    0.80%       0.64%        3.99%        75%
Year ended 7/31/06                          (0.37)    $ 9.25     2.75%    $ 258,423    0.78%       0.67%        3.33%        53%
Year ended 7/31/05                          (0.32)    $ 9.37     1.16%    $ 333,909    0.77%       0.73%        2.35%        68%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                       ---------------------------------------------------
                                                                                    RATIOS OF     RATIOS OF     RATIOS OF
                                                                          NET       EXPENSES      EXPENSES          NET
                                                      NET ASSET          ASSETS,       TO            TO         INVESTMENT
                                                       VALUE,            END OF     AVERAGE       AVERAGE         INCOME
                                                       END OF    TOTAL   PERIOD        NET          NET         TO AVERAGE
                                                       PERIOD    RETURN  (000 'S)   ASSETS (a)   ASSETS (b)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                      $1.00    1.23%  $ 723,024     0.66%(o)     0.58%(o)        1.29%
Year ended 7/31/08                                      $1.00    3.65%  $ 892,765     0.66%        0.54%           3.44%
Year ended 7/31/07                                      $1.00    4.94%  $ 605,987     0.66%        0.54%           4.82%
Year ended 7/31/06                                      $1.00    3.97%  $ 563,551     0.66%        0.54%           3.81%
Year ended 7/31/05                                      $1.00    1.91%  $ 958,735     0.65%        0.54%           1.86%
--------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.


(c)  Reflects date of commencement of operations.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.


^    Amount is less than $0.005 per share.

*    Not annualized.

**   Annualized.

&    Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                                  TOTAL RETURN EXCLUDING
                                  PAYMENT BY THE ADVISOR   AMOUNT PER SHARE FOR
                                  (EXCLUDES SALES CHARGE)  PAYMENT BY THE ADVISOR(&)
     --------------------------------------------------------------------------------
                                  INSTITUTIONAL            ALL CLASSES
     Mid Cap Growth               17.24%                   $0.01
     Quality Growth               20.38%                   $0.02
     Disciplined Large Cap Value  14.44%                   $ -- ^
     Dividend Growth              14.90%                   $0.07
     International Equity         24.57%                   $ -- ^
     Total Return Bond             4.72%                   $0.01

     Prime Money Market#           4.94%                   $ -- ^


     ^    Amount is less than $.005.

     & Per share impact of the payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net investment income/(loss) in these Financial Highlights includes the Payment by the Advisor.

     # The Fund distributed the income related to this payment after July 31, 2007. This payment into the Fund had no impact on total return for the year ended July 31, 2007.


~ Includes interest expense relating to settlement of foreign futures. Interest expense was 0.02% for the year ended July 31, 2009.

(o) Includes expense of 0.04% for the U.S. Department of the Treasury's Temporary Guarantee Program for the Money Market Funds. This expense is being borne by the Fund without regard to any expense limitation currently in effect.



66

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                                                                              67

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68

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                                                                              69

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70

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                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES
--------------------------------------------------------------------------------------
Fifth Third Funds                                 Fifth Third Funds
Stock and Bond Mutual Funds                       38 Fountain Square Plaza
Money Market Mutual Funds                         Cincinnati, Ohio 45202
Institutional Shares

--------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant  Fifth Third Asset Management, Inc.
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45202

--------------------------------------------------------------------------------------
Sub-Advisor                                       Fort Washington Investment
(High Yield Bond Fund only)                       Advisors, Inc.
                                                  303 Broadway Street
                                                  Suite 1200
                                                  Cincinnati, Ohio 45202

--------------------------------------------------------------------------------------
Distributor                                       FTAM Funds Distributor, Inc.
                                                  1290 Broadway, Suite 1100
                                                  Denver, Colorado 80203

--------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator   State Street Bank and Trust Company
                                                  State Street Financial Center
                                                  One Lincoln Street
                                                  Boston, Massachusetts 02111-2900

--------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent      Boston Financial Data Services, Inc.
                                                  30 Dan Road
                                                  Canton, Massachusetts 02021

--------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP
                                                  1100 Walnut, Suite 1300
                                                  Kansas City, MO 64106

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING TO:

                                FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043
                       YOU CAN ALSO ACCESS THESE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------

          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT


                             BEYOND THE TRADITIONAL


                                 1-800-282-5706
                            WWW. FIFTHTHIRDFUNDS.COM



FTF-PRO-SBI1109

                                                               FIFTH THIRD FUNDS



EQUITY INDEX FUND
INSTITUTIONAL MONEY
MARKET MUTUAL FUNDS
Prospectus


Preferred Shares



November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
PREFERRED SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------
This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS
Equity Index Fund ............................   2
Institutional Money Market Fund ..............   4
Institutional Government Money Market Fund ...   5
U.S. Treasury Money Market Fund ..............   6


SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ...................................   7
Expense Examples .............................   8


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
Name Policies ................................   8
Investment Practices .........................   8


Investment Risks .............................  13

FUND MANAGEMENT
Investment Advisor ...........................  15
Portfolio Managers -- Equity Index Fund ......  16
Portfolio Holdings ...........................  16

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ...........  17
Abusive Trading Practices ....................  18
Purchasing and Adding To Your Shares .........  18
Selling Your Shares ..........................  20
Exchanging Your Shares .......................  21
Dividends and Capital Gains ..................  22
Taxation .....................................  22
Additional Information about the Funds .......  23

FINANCIAL HIGHLIGHTS .........................  23


BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


There is no guarantee that any Fund will achieve its objective.

                                                                           CORE
FIFTH THIRD EQUITY INDEX FUND                                              STYLE
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and changes in the size of the Fund.


Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimizing cash drag on performance.

The Fund may engage in securities lending.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P
500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.

DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

---------------
+ S&P 500 is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            20.37%
00              -9.45%
01             -12.36%
02             -22.49%
03              27.94%
04              10.44%
05               4.61%
06              15.40%
07               5.18%
08             -37.09%


Best quarter:  Q2 2003                    15.58%
Worst quarter: Q4 2008                   -21.85%
Year to Date Return (1/1/09 to 9/30/09):  19.07%


(1) Prior to October 20, 2003, the quoted performance of the Preferred shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Preferred shares. Preferred shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
-----------------------------------------------------------------------------------------------------------
                                                                INCEPTION      PAST     PAST       PAST
                                                                   DATE        YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------
PREFERRED SHARES
-----------------------------------------------------------------------------------------------------------
  Return Before Taxes                                            11/2/92      -37.09%   -2.47%    -1.77%
  Return after Taxes on Distributions(2)                                      -37.56%   -3.07%    -2.28%
  Return after Taxes on Distributions and Sale of Fund Shares(2)              -24.03%   -2.35%    -1.68%
-----------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           -37.00%   -2.19%    -1.38%
-----------------------------------------------------------------------------------------------------------

(1) Prior to October 20, 2003, the quoted performance of the Preferred shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Preferred shares. Preferred shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                           MONEY
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier'' securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or a U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier'' securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


FOREIGN INVESTMENT RISK if permissible, investment in foreign securities involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             1.11%
05               2.96%
06               4.79%
07               5.05%
08               2.74%


Best quarter:  Q3 2007                     1.28%
Worst quarter: Q2 2004                     0.20%
Year to Date Return (1/1/09 to 9/30/09):   0.39%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                                           INCEPTION   PAST    PAST      SINCE
                                             DATE      YEAR   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
PREFERRED SHARES                           10/20/03    2.74%   3.32%     3.22%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                    MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the U.S. Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             1.04%
05               2.89%
06               4.72%
07               4.90%
08               2.28%


Best quarter:  Q4 2006                     1.25%
Worst quarter: Q2 2004                     0.18%
Year to Date Return (1/1/09 to 9/30/09):   0.18%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                                       INCEPTION    PAST      PAST       SINCE
                                         DATE       YEAR    5 YEARS    INCEPTION
--------------------------------------------------------------------------------
PREFERRED SHARES                       10/20/03     2.28%    3.16%       3.06%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------


FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


PRE-PAYMENT/CALL RISK involves the possibility that the principal repayment of a security will occur at an unexpected time, resulting in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR PREFERRED SHARES

Bar Chart:
2004             0.96%
05               2.81%
06               4.65%
07               4.71%
08               1.56%



Best quarter:  Q4 2006                      1.24%
Worst quarter: Q4 2008                      0.08%
Year to Date Return (1/1/09 to 9/30/09):    0.07%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
----------------------------------------------------------------------------------------------------
                                         INCEPTION DATE   PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------
PREFERRED SHARES                            10/20/03        1.56%        2.93%             2.84%
----------------------------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call
1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.


                                                                            EQUITY INDEX FUND AND
SHAREHOLDER FEES                                                       INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENTS)                                    PREFERRED SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                   INSTITUTIONAL
                                                                    INSTITUTIONAL    GOVERNMENT    U.S. TREASURY
                                                      EQUITY INDEX   MONEY MARKET   MONEY MARKET      MONEY
                                                          FUND           FUND           FUND       MARKET FUND
--------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES          None           None           None          None
--------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                                    None           None           None          None
--------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                               None           None           None          None
--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.30%          0.40%          0.40%         0.40%
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                 None           None           None          None
--------------------------------------------------------------------------------------------------------------------

OTHER EXPENSES(1)                                         0.47%          0.36%          0.36%         0.37%
--------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                        0.01%          0.01%          0.01%         0.01%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                   0.78%          0.77%          0.77%         0.78%
--------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)                0.43%          0.40%          0.40%         0.40%
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                           0.35%          0.37%          0.37%         0.38%
--------------------------------------------------------------------------------------------------------------------

(1) Preferred class shareholders pay a shareholder servicing fee of up to 0.15% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts. The Money Market Funds' chose to participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.03% for Institutional Money Market Fund, 0.02% for Institutional Government Money Market Fund and 0.04% for U.S. Treasury Money Market Fund.

(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012 for Equity Index Fund and through November 26, 2010 for the Money Market Funds. For the Institutional Money Market Funds, the expense limitation (which includes expenses for the U.S. Treasury's Temporary Guarantee Program for Money Market Funds) is 0.36%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 37-month and 13-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein. With regard to the Money Market Funds, fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds will be borne by the Fund without regard to the Fund's expense limitation agreement and are in addition to a Fund's Total Annual Operating Expenses described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND -- PREFERRED SHARES                                    $36       $112       $298        $837
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND -- PREFERRED SHARES                      $38       $206       $388        $916
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND -- PREFERRED SHARES           $38       $206       $388        $916
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND -- PREFERRED SHARES                      $39       $209       $394        $928
--------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
-----------------------------------------------------------------------------------------------------
                                                                     Institutional          U.S.
                                                     Institutional    Government          Treasury
                                            Equity      Money           Money              Money
                                             Index      Market          Market             Market
                                             Fund       Fund            Fund                Fund
-----------------------------------------------------------------------------------------------------
Asset-Backed Securities                                   X               X
-----------------------------------------------------------------------------------------------------
Common Stock                                   X
-----------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                  X          X               X                  X
-----------------------------------------------------------------------------------------------------
Derivatives                                    X          X               X
-----------------------------------------------------------------------------------------------------
    Call and Put Options                       X          X               X
-----------------------------------------------------------------------------------------------------
    Custody Receipts                           X          X               X
-----------------------------------------------------------------------------------------------------
    Futures and Related Options                X          X               X
-----------------------------------------------------------------------------------------------------
    Stock-Index Options                        X          X               X
-----------------------------------------------------------------------------------------------------
    Structured Notes                           X          X               X
-----------------------------------------------------------------------------------------------------
    Swaps and Swaptions                        X          X               X
-----------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                           X               X
-----------------------------------------------------------------------------------------------------
Illiquid Securities                            X          X               X
-----------------------------------------------------------------------------------------------------
Investment Company Securities                  X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Closed-End Funds                           X          X               X
-----------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")             X          X               X
-----------------------------------------------------------------------------------------------------
Investment Grade Bonds                                    X               X
-----------------------------------------------------------------------------------------------------
Loan Participations                                       X               X
-----------------------------------------------------------------------------------------------------
Money Market Instruments                       X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Bankers' Acceptances                       X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Certificates of Deposit                    X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Commercial Paper                           X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Repurchase Agreements                      X          X               X                  X
-----------------------------------------------------------------------------------------------------
    Time Deposits                              X          X               X                  X
-----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                X               X
-----------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations                   X               X
-----------------------------------------------------------------------------------------------------
Municipal Securities                                      X               X
-----------------------------------------------------------------------------------------------------
    Stand-by Commitments                                  X               X
-----------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)          X
-----------------------------------------------------------------------------------------------------
Restricted Securities                          X          X               X
-----------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                  X          X               X
-----------------------------------------------------------------------------------------------------
Securities Lending                             X
-----------------------------------------------------------------------------------------------------
Short-Term Trading                             X          X               X                  X
-----------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                   X
-----------------------------------------------------------------------------------------------------
Stripped Obligations                           X          X               X                  X
-----------------------------------------------------------------------------------------------------
U.S. Government Agency Securities              X          X               X                  X
-----------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                 X          X               X
-----------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")      X          X               X
-----------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations  X          X               X
-----------------------------------------------------------------------------------------------------
        Canada Bonds                           X          X               X
-----------------------------------------------------------------------------------------------------
        Sovereign Bonds                        X          X               X
-----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                      X          X               X                  X
-----------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments         X          X               X
-----------------------------------------------------------------------------------------------------
Warrants                                       X
-----------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                   X          X               X                  X
-----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.


          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Institutional Money Market Funds may not invest in these securities.

          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.

          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Institutional Money Market Funds may not invest in these.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Institutional Money Market Funds may not invest in these.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Institutional Money Market Funds may not invest in these.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Institutional Money Market Funds may not invest in these.


FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                CANADA BONDS: Issued by Canadian provinces.

                SOVEREIGN BONDS: Issued by the government of a foreign country.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.


          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Institutional Money Market Funds may not invest in these.


          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Institutional Money Market Funds may not invest in these.


INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by Standard & Poor's or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.


LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.


MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SECURITIES LENDING: The lending of up to 331/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit. The Institutional Money Market Funds do not lend securities.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

          HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

          SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.

FUND MANAGEMENT
--------------------------------------------------------------------------------



A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005 the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                                          AS A PERCENTAGE OF
                                                        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                 0.10%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                                   0.10%
--------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                        0.10%
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                   0.10%
--------------------------------------------------------------------------------



PORTFOLIO MANAGERS -- EQUITY INDEX FUND
--------------------------------------------------------------------------------

Mark Koenig has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. He is the Managing Director of Structured Products for FTAM. He has 14 years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Company from 1999--2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995--1998, Mr. Koenig was a quantitative analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Prior to that, he spent 10 years as a research engineer at Draper Laboratory where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is currently a member of CFA Society of Cleveland, the American Finance Association and the Society of Quantitative Analysts. He is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. Mr. Wayton is a Portfolio Manager of Structured Products for FTAM. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spent 1 1/2 years in National City's private client group, which he joined in January 1999. He is currently a member of the CFA Society of Cleveland. He is a CFA charterholder. Mr. Wayton earned a BSBA in finance from The Ohio State University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


PRICING EQUITY INDEX FUND SHARES

The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


PRICING INSTITUTIONAL MONEY MARKET FUND SHARES

Each Fund's NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Institutional Money Market Funds calculate their NAVs at 4:00 p.m. Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.


The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Institutional Money Market Funds must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.

Preferred shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Preferred shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

     o    minimum initial and subsequent investment requirements

     o    exchange policies


     o    cut-off time for investments


     o    redemption fees

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Preferred shares of a Fund is $500,000. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.

Orders to sell shares of the Institutional Money Market Funds, received by the Funds' transfer agent by 4:00 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Institutional Money Market Funds, received by the Funds' transfer agent after 4:00 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT -- SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Preferred shares pay a (non 12b-1) shareholder servicing fee of up to 0.15% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund and U.S. Treasury Money Market Fund are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange, or redemption of shares in a money market fund will result in a taxable gain or loss.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                 RESULTING FROM OPERATIONS                     DISTRIBUTIONS FROM
                                                 ---------------------------               ---------------------------
                                                              NET REALIZED
                                                                  AND
                                                               UNREALIZED        CHANGE IN
                                   NET ASSET                 GAINS/(LOSSES)     NET ASSETS
                                    VALUE,          NET          FROM            RESULTING       NET         NET
                                   BEGINNING     INVESTMENT   INVESTMENT           FROM      INVESTMENT    REALIZED
                                   OF PERIOD       INCOME    TRANSACTIONS       OPERATIONS     INCOME       GAINS
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND PREFERRED SHARES
Year ended 7/31/09                  $24.05          0.42#       (5.25)             (4.83)        (0.46)       --
Year ended 7/31/08                  $27.59          0.48#       (3.58)             (3.10)        (0.44)       --
Year ended 7/31/07                  $24.23          0.45#        3.37               3.82         (0.46)       --
Year ended 7/31/06                  $23.45          0.39#        0.79               1.18         (0.40)       --
Year ended 7/31/05                  $21.01          0.43#        2.41               2.84         (0.40)       --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NET REALIZED
                                                 NET ASSET                             AND UNREALIZED        LESS
                                                   VALUE,             NET                  GAINS/       DISTRIBUTIONS
                                                 BEGINNING        INVESTMENT           (LOSSES) FROM          TO
                                                 OF PERIOD          INCOME               INVESTMENTS     SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND PREFERRED SHARES
Year ended 7/31/09                                 $1.00              0.01#                   --^           (0.01)
Year ended 7/31/08                                 $1.00              0.04#                   --^           (0.04)
Year ended 7/31/07                                 $1.00              0.05#                   --^           (0.05)
Year ended 7/31/06                                 $1.00              0.04                    --            (0.04)
Year ended 7/31/05                                 $1.00              0.02                    --            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
PREFERRED SHARES
Year ended 7/31/09                                 $1.00              0.01#                   --^           (0.01)
Year ended 7/31/08                                 $1.00              0.03#                   --^           (0.03)
Year ended 7/31/07                                 $1.00              0.05#                   --^           (0.05)
Year ended 7/31/06                                 $1.00              0.04                    --            (0.04)
Year ended 7/31/05                                 $1.00              0.02                    --^           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND PREFERRED SHARES
Year ended 7/31/09                                 $1.00                --^#                  --^             --^
Year ended 7/31/08                                 $1.00              0.03#                   --^           (0.03)
Year ended 7/31/07                                 $1.00              0.05#@                  --^           (0.05)
Year ended 7/31/06                                 $1.00              0.04                    --^           (0.04)
Year ended 7/31/05                                 $1.00              0.02                    --^           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------
                                                                                   RATIOS OF    RATIOS OF
                                                     NET       TOTAL       NET     EXPENSES     EXPENSES    RATIOS OF NET
                                         TOTAL      ASSET     RETURN      ASSETS,     TO           TO        INVESTMENT
                                      DIVIDENDS     VALUE,   (EXCLUDES    END OF   AVERAGE      AVERAGE        INCOME      PORTFOLIO
                                         AND        END OF     SALES      PERIOD     NET          NET        TO AVERAGE    TURNOVER
                                     DISTRIBUTIONS  PERIOD    CHARGE)     (000'S)  ASSETS (a)   ASSETS (b)   NET ASSETS    RATE (c)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND PREFERRED SHARES
Year ended 7/31/09                       (0.46)     $18.76    (20.04)%  $ 43,098      0.77%        0.34%         2.33%         7%
Year ended 7/31/08                       (0.44)     $24.05    (11.38)%  $ 56,847      0.75%        0.34%         1.81%         4%
Year ended 7/31/07                       (0.46)     $27.59     15.76%   $ 69,251      0.76%        0.34%         1.68%         4%
Year ended 7/31/06                       (0.40)     $24.23      5.06%   $ 64,939      0.75%        0.34%         1.62%         6%
Year ended 7/31/05                       (0.40)     $23.45     13.62%   $ 78,132      0.77%        0.34%         1.98%         4%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------
                                                                                        RATIOS OF         RATIOS OF        RATIOS OF
                                                                          NET           EXPENSES          EXPENSES           NET
                                          NET ASSET                      ASSETS,           TO                TO           INVESTMENT
                                           VALUE,                        END OF         AVERAGE           AVERAGE          INCOME
                                           END OF          TOTAL         PERIOD           NET               NET           TO AVERAGE
                                           PERIOD          RETURN        (000'S)       ASSETS (a)         ASSETS (b)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
PREFERRED SHARES
Year ended 7/31/09                          $1.00          1.38%        $ 165,806         0.79%(o)          0.39%(o)        1.32%
Year ended 7/31/08                          $1.00          3.80%        $ 121,489         0.79%             0.36%           3.66%
Year ended 7/31/07                          $1.00          5.12%        $ 87,627          0.79%             0.35%           5.00%
Year ended 7/31/06                          $1.00          4.15%        $ 98,263          0.81%             0.36%           4.21%
Year ended 7/31/05                          $1.00          2.08%        $ 23,178          0.80%             0.36%           1.99%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
PREFERRED SHARES
Year ended 7/31/09                          $1.00          0.90%        $ 376,800         0.78%(o)          0.38%(o)+       0.80%
Year ended 7/31/08                          $1.00          3.51%        $ 245,995         0.79%             0.36%           3.33%
Year ended 7/31/07                          $1.00          5.05%        $ 225,141         0.81%             0.36%           4.93%
Year ended 7/31/06                          $1.00          4.07%        $ 190,260         0.82%             0.36%           3.98%
Year ended 7/31/05                          $1.00          2.02%        $ 228,555         0.81%             0.36%           1.96%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND PREFERRED SHARES
Year ended 7/31/09                          $1.00          0.39%        $ 295,058         0.80%(o)          0.39%(o)+       0.42%
Year ended 7/31/08                          $1.00          3.06%        $ 480,906         0.79%             0.36%           3.01%
Year ended 7/31/07                          $1.00          4.99%        $ 472,893         0.80%             0.36%           4.87%
Year ended 7/31/06                          $1.00          3.98%        $ 625,196         0.80%             0.36%           3.85%
Year ended 7/31/05                          $1.00          1.93%        $ 766,688         0.80%             0.36%           1.85%
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^    Amount is less than $0.005.

#    Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this pay- ment however the amount per share is less than $. 005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

(o) Includes expense for U. S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.
        Institutional Money Market               0.03%
        Institutional Government Money Market    0.02%
        U.S. Treasury Money Market               0.04%

+ The Advisor waived additional expenses to maintain a competitive yield as follows:
        Institutional Government Money Market      --^
        U.S. Treasury Money Market               0.01%

^       Amount is less than 0.005%.

ADDRESSES
-----------------------------------------------------------------------------------
Fifth Third Funds                                   Fifth Third Funds
Equity Index Fund                                   38 Fountain Square Plaza
Institutional Money Market Mutual Funds             Cincinnati, Ohio 45202
Preferred Shares
-----------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant    Fifth Third Asset Management, Inc.
                                                    38 Fountain Square Plaza
                                                    Cincinnati, Ohio 45202

-----------------------------------------------------------------------------------
Distributor                                         FTAM Funds Distributor, Inc.
                                                    1290 Broadway, Suite 1100
                                                    Denver, Colorado 80203

-----------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator     State Street Bank and Trust Company
                                                    State Street Financial Center
                                                    One Lincoln Street
                                                    Boston, Massachusetts 02111-2900

-----------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent        Boston Financial Data Services, Inc.
                                                    30 Dan Road
                                                    Canton, Massachusetts 02021

-----------------------------------------------------------------------------------
Independent Registered Public Accounting Firm       PricewaterhouseCoopers LLP
                                                    1100 Walnut, Suite 1300
                                                    Kansas City, MO 64106
-----------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:


                                FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043
                       YOU CAN ALSO ACCESS THESE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


                               FIFTH THIRD FUNDS


Investment Company Act file no. 811-5669.

ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT


BEYOND THE TRADITIONAL


                                 1-800-282-5706
                            WWW.FIFTHTHIRDFUNDS.COM

FTF-PRO-MMP1109

EQUITY INDEX FUND
INSTITUTIONAL MONEY
MARKET MUTUAL FUNDS

Prospectus


Select Shares



November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ADVISED BY:
FTAM
FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
SELECT SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

Equity Index Fund ............................   2
Institutional Money Market Fund ..............   4
Institutional Government Money Market Fund ...   5
U.S. Treasury Money Market Fund ..............   6

SHAREHOLDER FEES AND FUND EXPENSES


Fee Tables ...................................   7
Expense Examples .............................   8


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Name Policies ................................   8
Investment Practices .........................   8


Investment Risks .............................  13

FUND MANAGEMENT

Investment Advisor ...........................  15
Portfolio Managers -- Equity Index Fund ......  16
Portfolio Holdings ...........................  16

SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares ...........  17
Abusive Trading Practices ....................  18
Purchasing and Adding to Your Shares .........  18
Selling Your Shares ..........................  19
Exchanging Your Shares .......................  21
Dividends and Capital Gains ..................  22
Taxation .....................................  22
Additional Information about the Funds .......  23


FINANCIAL HIGHLIGHTS .........................  23

BACK COVER

Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


There is no guarantee that any Fund will achieve its objective.

                                                                           CORE
FIFTH THIRD EQUITY INDEX FUND                                              STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P
500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

The Fund may engage in securities lending.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P
500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.



---------------
+ S&P 500 is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES(1)
--------------------------------------------------------------------------------
Bar Chart:
1999            20.46%
00              -9.39%
01             -12.30%
02             -22.43%
03              28.03%
04              10.55%
05               4.64%
06              15.53%
07               5.21%
08             -37.02%


Best quarter:  Q2 2003                      15.62%
Worst quarter: Q4 2008                     -21.83%
Year to Date Return (1/1/09 to 9/30/09):    19.13%




---------------
(1) Prior to October 20, 2003, the quoted performance of the Select shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Select shares. Select shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
----------------------------------------------------------------------------------------------------------------
                                                       INCEPTION         PAST         PAST           PAST
                                                         DATE            YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------------------------
SELECT SHARES                                           11/2/92
----------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                   -37.02%       -2.40%        -1.70%
  Return after Taxes on Distributions(2)                                -37.51%       -3.03%        -2.26%
  Return after Taxes on Distributions
     and Sale of Fund Shares(2)                                         -23.98%       -2.30%        -1.66%
----------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  -37.00%       -2.19%        -1.38%
----------------------------------------------------------------------------------------------------------------


---------------
(1) Prior to October 20, 2003, the quoted performance of the Select shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Select shares. Select shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                          MONEY
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

FOREIGN INVESTMENT RISK if permissible, investment in foreign securities involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             1.18%
05               3.03%
06               4.86%
07               5.13%
08               2.81%


Best quarter:  Q3 2007                      1.30%
Worst quarter: Q2 2004                      0.22%
Year to Date Return (1/1/09 to 9/30/09):    0.44%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                                                                         SINCE
                    INCEPTION DATE      PAST YEAR     PAST 5 YEARS     INCEPTION
--------------------------------------------------------------------------------
SELECT SHARES          10/20/03           2.81%          3.39%           3.30%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                    MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the U.S. Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             1.11%
05               2.96%
06               4.80%
07               4.98%
08               2.35%


Best quarter:  Q4 2006                      1.27%
Worst quarter: Q2 2004                      0.20%
Year to Date Return (1/1/09 to 9/30/09):    0.23%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                                                                         SINCE
                      INCEPTION DATE    PAST YEAR     PAST 5 YEARS     INCEPTION
--------------------------------------------------------------------------------
SELECT SHARES           10/20/03          2.35%          3.23%           3.14%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


PRE-PAYMENT/CALL RISK involves the possibility that the principal repayment of a security will occur at an unexpected time, resulting in a greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR SELECT SHARES
--------------------------------------------------------------------------------
Bar Chart:
2004             1.03%
05               2.88%
06               4.72%
07               4.75%
08               1.63%


Best quarter:  Q4 2006                      1.26%
Worst quarter: Q4 2008                      0.10%
Year to Date Return (1/1/09 to 9/30/09):    0.10%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                                                                         SINCE
                       INCEPTION DATE   PAST YEAR     PAST 5 YEARS     INCEPTION
--------------------------------------------------------------------------------
SELECT SHARES            10/20/03         1.63%          2.99%           2.91%
--------------------------------------------------------------------------------
To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.



                                                                     EQUITY INDEX FUND AND
SHAREHOLDER FEES                                               INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                SELECT SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                                  INSTITUTIONAL
                                                                 INSTITUTIONAL     GOVERNMENT            U.S.
                                                 EQUITY INDEX    MONEY MARKET     MONEY MARKET     TREASURY MONEY
                                                     FUND             FUND             FUND         MARKET FUND
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     None             None             None              None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                               None             None             None              None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None             None             None              None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.30%            0.40%           0.40%              0.40%
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                            None             None            None               None
-----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                                    0.40%            0.29%           0.29%              0.30%
-----------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                   0.01%            0.01%           0.01%              0.01%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)              0.71%            0.70%           0.70%              0.71%
-----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)           0.43%            0.40%           0.40%              0.40%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                      0.28%            0.30%           0.30%              0.31%
-----------------------------------------------------------------------------------------------------------------

(1) Select class shareholders pay a shareholder servicing fee of up to 0.08% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts. The Money Market Funds chose to participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.03% for Institutional Money Market Fund, 0.02% for Institutional Government Money Market Fund and 0.04% for U.S. Treasury Money Market Fund.

(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012 for Equity Index Fund and through November 26, 2010 for the Money Market Funds. For the Money Market Funds, the expense limitation (which excludes expenses for the U.S. Treasury's Temporary Guarantee Program for Money Market Funds) is 0.29%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 37-month and 13-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein. With regard to the Money Market Funds, fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds were borne by the Fund without regard to the Fund's expense limitation agreement and are in addition to a Fund's Total Annual Operating Expenses described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLE
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                                1 YEAR      3 YEARS      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND -- SELECT SHARES                                $29          $90         $260          $754
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND -- SELECT SHARES                  $31         $184         $350          $833
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND -- SELECT SHARES       $31         $184         $350          $833
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND -- SELECT SHARES                  $32         $187         $356          $846
-----------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                                    Institutional     U.S.
                                                   Institutional      Government    Treasury
                                     Equity          Money           Money           Money
                                      Index          Market           Market          Market
                                      Fund            Fund            Fund            Fund
--------------------------------------------------------------------------------------------------
Asset-Backed Securities                                 X               X
--------------------------------------------------------------------------------------------------
Common Stock                            X
--------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds           X               X               X               X
--------------------------------------------------------------------------------------------------
Derivatives                             X               X               X
--------------------------------------------------------------------------------------------------
    Call and Put Options                X               X               X
--------------------------------------------------------------------------------------------------
    Custody Receipts                    X               X               X
--------------------------------------------------------------------------------------------------
    Futures and Related Options         X               X               X
--------------------------------------------------------------------------------------------------
    Stock-Index Options                 X               X               X
--------------------------------------------------------------------------------------------------
    Structured Notes                    X               X               X
--------------------------------------------------------------------------------------------------
    Swaps and Swaptions                 X               X               X
--------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                         X               X
--------------------------------------------------------------------------------------------------
Illiquid Securities                     X               X               X
--------------------------------------------------------------------------------------------------
Investment Company Securities           X               X               X               X
--------------------------------------------------------------------------------------------------
    Closed-End Funds                    X               X               X               X
--------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")      X               X               X               X
--------------------------------------------------------------------------------------------------
Investment Grade Bonds                                  X               X
--------------------------------------------------------------------------------------------------
Loan Participations                                     X               X
--------------------------------------------------------------------------------------------------
Money Market Instruments                X               X               X               X
--------------------------------------------------------------------------------------------------
    Bankers' Acceptances                X               X               X               X
--------------------------------------------------------------------------------------------------
    Certificates of Deposit             X               X               X               X
--------------------------------------------------------------------------------------------------
    Commercial Paper                    X               X               X               X
--------------------------------------------------------------------------------------------------
    Repurchase Agreements               X               X               X               X
--------------------------------------------------------------------------------------------------
    Time Deposits                       X               X               X               X
--------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                              X               X
--------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations                 X               X
--------------------------------------------------------------------------------------------------
Municipal Securities                                    X               X
--------------------------------------------------------------------------------------------------
    Stand-by Commitments                                X               X
--------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)   X
--------------------------------------------------------------------------------------------------
Restricted Securities                   X               X               X
--------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements           X               X               X
--------------------------------------------------------------------------------------------------
Securities Lending                      X
--------------------------------------------------------------------------------------------------
Short-Term Trading                      X               X               X               X
--------------------------------------------------------------------------------------------------
Small and Micro Cap Equities            X
--------------------------------------------------------------------------------------------------
Stripped Obligations                    X               X               X               X
--------------------------------------------------------------------------------------------------
U.S. Government Agency Securities       X               X               X               X
--------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities          X               X               X
--------------------------------------------------------------------------------------------------
    American Depositary Receipts
    ("ADRs")                            X               X               X
--------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt
    Obligations                         X               X               X
--------------------------------------------------------------------------------------------------
        Canada Bonds                    X               X               X
--------------------------------------------------------------------------------------------------
        Sovereign Bonds                 X               X               X
--------------------------------------------------------------------------------------------------
U.S. Treasury Obligations               X               X               X               X
--------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments  X               X               X
--------------------------------------------------------------------------------------------------
Warrants                                X
--------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations            X               X               X               X
--------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.


          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Institutional Money Market Funds may not invest in these securities.

          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.

          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Institutional Money Market Funds may not invest in these.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Institutional Money Market Funds may not invest in these.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Institutional Money Market Funds may not invest in these.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Institutional Money Market Funds may not invest in these.


FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                CANADA BONDS: Issued by Canadian provinces.

                SOVEREIGN BONDS: Issued by the government of a foreign country.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Institutional Money Market Funds may not invest in these.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Institutional Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by Standard & Poor's or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.


LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.


MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit. The Institutional Money Market Funds may not lend securities.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

        HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

        SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.


The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------



TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.


ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


*iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202 serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2008, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.

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FUND MANAGEMENT
--------------------------------------------------------------------------------


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005 the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                                          AS A PERCENTAGE OF
                                                        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
EQUITY INDEX FUND                                                  0.10%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                                    0.10%
--------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                         0.10%
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                                    0.10%
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS -- EQUITY INDEX FUND
--------------------------------------------------------------------------------


Mark Koenig has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND, since February 2005. He is the Managing Director of Structured Products for FTAM. He has 14 years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Company from 1999 -- 2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 -- 1998, Mr. Koenig was a quantitative analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Prior to that, he spent 10 years as a research engineer at Draper Laboratory where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is currently a member of CFA Society of Cleveland, the American Finance Association, and the Society of Quantitative Analysts. He is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. Mr. Wayton is a Portfolio Manager of Structured Products for FTAM. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he spent 4 1 / 2years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that he spent 1 1 / 2years in National City's private client group, which he joined in January 1999. He is currently a member of the CFA Society of Cleveland. He is a CFA charterholder. Mr. Wayton earned a BSBA in finance from The Ohio State University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING EQUITY INDEX FUND SHARES

The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PRICING INSTITUTIONAL MONEY MARKET FUND SHARES


Each Fund's NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Institutional Money Market Funds calculate their NAVs at 4:00 p.m. Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.


The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Institutional Money Market Funds must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.

Select shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Select shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

     o    minimum initial and subsequent investment requirements

     o    exchange policies

     o    cut-off time for investments

     o    redemption fees

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Select shares of a Fund is $1,000,000. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or by express mail to: Fifth Third Funds c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.

Orders to sell shares of the Institutional Money Market Funds, received by the Funds' transfer agent by 4:00 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Institutional Money Market Funds, received by the Funds' transfer agent after 4:00 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.


REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.


EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Select shares pay a (non 12b-1) shareholder servicing fee of up to 0.08% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund and U.S. Treasury Money Market Fund are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares may result in a taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange, or redemption of shares in a money market fund will result in such a taxable gain or loss.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CHANGE IN NET ASSETS                     LESS DIVIDENDS AND
                                                         RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                         --------------------------               ------------------------
                                                                     NET REALIZED
                                                                          AND
                                                                      UNREALIZED        CHANGE IN
                                              NET ASSET              GAINS/(LOSSES)     NET ASSETS
                                               VALUE,       NET          FROM           RESULTING       NET         NET
                                              BEGINNING  INVESTMENT    INVESTMENT          FROM      INVESTMENT   REALIZED
                                              OF PERIOD    INCOME     TRANSACTIONS      OPERATIONS     INCOME      GAINS
------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND SELECT SHARES
Year ended 7/31/09                             $24.05       0.42#        (5.23)           (4.81)        (0.48)       --
Year ended 7/31/08                             $27.59       0.50#        (3.58)           (3.08)        (0.46)       --
Year ended 7/31/07                             $24.23       0.47#         3.35             3.82         (0.46)       --
Year ended 7/31/06                             $23.45       0.40#         0.80             1.20         (0.42)       --
Year ended 7/31/05                             $21.00       0.41#         2.47             2.88         (0.43)       --
------------------------------------------------------------------------------------------------------------------------------
                                                                                          NET REALIZED
                                                      NET ASSET                          AND UNREALIZED          LESS
                                                        VALUE,              NET             GAINS/           DISTRIBUTIONS
                                                      BEGINNING         INVESTMENT       (LOSSES) FROM             TO
                                                      OF PERIOD           INCOME          INVESTMENTS         SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND SELECT SHARES
Year ended 7/31/09                                      $1.00               0.01#              --^               (0.01)
Year ended 7/31/08                                      $1.00               0.04#              --^               (0.04)
Year ended 7/31/07                                      $1.00               0.05#              --^               (0.05)
Year ended 7/31/06                                      $1.00               0.04               --                (0.04)
Year ended 7/31/05                                      $1.00               0.02               --                (0.02)
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET FUND SELECT SHARES
Year ended 7/31/09                                      $1.00               0.01#              --^               (0.01)
Year ended 7/31/08                                      $1.00               0.04#              --^               (0.04)
Year ended 7/31/07                                      $1.00               0.05#              --^               (0.05)
Year ended 7/31/06                                      $1.00               0.04               --                (0.04)
Year ended 7/31/05                                      $1.00               0.02               --^               (0.02)
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
FUND SELECT SHARES
Year ended 7/31/09                                      $1.00                 --^#             --^                 --^
Year ended 7/31/08                                      $1.00               0.03#              --^               (0.03)
Year ended 7/31/07                                      $1.00               0.05#@             --^               (0.05)
Year ended 7/31/06                                      $1.00               0.04               --^               (0.04)
Year ended 7/31/05                                      $1.00               0.02               --^               (0.02)
------------------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                    -----------------------------------------------------------
                                                                              RATIOS OF      RATIOS OF
                                                 NET      TOTAL      NET      EXPENSES       EXPENSES   RATIOS OF NET
                                     TOTAL      ASSET    RETURN     ASSETS,      TO              TO     INVESTMENT
                                  DIVIDENDS     VALUE,  (EXCLUDES   END OF    AVERAGE         AVERAGE     INCOME      PORTFOLIO
                                     AND        END OF    SALES     PERIOD      NET             NET      TO AVERAGE   TURNOVER
                                 DISTRIBUTIONS  PERIOD   CHARGE)    (000'S)   ASSETS (a)     ASSETS (b)  NET ASSETS   RATE (c)
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND SELECT SHARES
Year ended 7/31/09                  (0.48)      $18.76   (19.95)%  $  9,732      0.70%          0.27%       2.38%         7%
Year ended 7/31/08                  (0.46)      $24.05   (11.32)%  $ 11,175      0.68%          0.27%       1.87%         4%
Year ended 7/31/07                  (0.46)      $27.59    15.83%   $ 17,852      0.69%          0.27%       1.76%         4%
Year ended 7/31/06                  (0.42)      $24.23     5.13%   $ 17,558      0.68%          0.27%       1.67%         6%
Year ended 7/31/05                  (0.43)      $23.45    13.79%   $ 18,690      0.71%          0.27%       1.83%         4%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                    -----------------------------------------------------------
                                                                                       RATIOS OF    RATIOS OF        RATIOS OF
                                                                             NET       EXPENSES     EXPENSES            NET
                                               NET ASSET                  ASSETS,        TO           TO             INVESTMENT
                                                VALUE,                    END OF       AVERAGE      AVERAGE           INCOME
                                                END OF       TOTAL        PERIOD         NET          NET            TO AVERAGE
                                                PERIOD       RETURN       (000'S)     ASSETS (a)    ASSETS (b)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND SELECT SHARES
Year ended 7/31/09                               $1.00        1.45%      $ 117,441      0.72%(o)     0.32%(o)          1.48%
Year ended 7/31/08                               $1.00        3.87%      $ 110,410      0.73%        0.29%             3.47%
Year ended 7/31/07                               $1.00        5.19%      $  59,901      0.72%        0.28%             5.07%
Year ended 7/31/06                               $1.00        4.22%      $  35,579      0.73%        0.29%             4.16%
Year ended 7/31/05                               $1.00        2.15%      $  23,924      0.73%        0.29%             2.23%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET FUND SELECT SHARES
Year ended 7/31/09                               $1.00        0.98%      $ 113,374      0.71%(o)     0.31%(o)          0.84%
Year ended 7/31/08                               $1.00        3.58%      $  43,793      0.72%        0.29%             2.99%
Year ended 7/31/07                               $1.00        5.13%      $  13,983      0.74%        0.29%             5.00%
Year ended 7/31/06                               $1.00        4.14%      $   6,337      0.75%        0.29%             4.22%
Year ended 7/31/05                               $1.00        2.09%      $   2,176      0.74%        0.30%             1.83%
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
FUND SELECT SHARES
Year ended 7/31/09                               $1.00        0.46%      $  24,743      0.73%(o)     0.33%(o)+         0.34%
Year ended 7/31/08                               $1.00        3.10%      $  20,532      0.72%        0.29%             3.74%
Year ended 7/31/07                               $1.00        5.06%      $  63,885      0.73%        0.29%             4.93%
Year ended 7/31/06                               $1.00        4.05%      $  61,992      0.73%        0.29%             3.95%
Year ended 7/31/05                               $1.00        2.00%      $  83,171      0.73%        0.29%             2.01%
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

^    Amount is less than $0.005.

#    Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly, BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $. 005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

(o) Includes expenses for U. S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Fund's without regard to any expense limitation currently in effect.

          Institutional Money Market               0.03%
          Institutional Government Money Market    0.02%
          U.S. Treasury Money Market               0.04%

+ The Advisor waived additional expenses to maintain a competitive yield as follows:

          U.S. Treasury Money Market               --^
          ^    Amount is less than 0.005%.

ADDRESSES
---------------------------------------------------------------------------------------
Fifth Third Funds                                Fifth Third Funds
Equity Index Fund                                38 Fountain Square Plaza
Institutional Money Market Mutual Funds          Cincinnati, Ohio 45202
Select Shares
---------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant Fifth Third Asset Management, Inc.
                                                 38 Fountain Square Plaza
                                                 Cincinnati, Ohio 45202

---------------------------------------------------------------------------------------
Distributor                                      FTAM Funds Distributor, Inc.
                                                 1290 Broadway, Suite 1100
                                                 Denver, Colorado 80203

---------------------------------------------------------------------------------------
Custodian, Sub-Administrator and Sub-Accountant  State Street Bank and Trust Company
                                                 State Street Financial Center
                                                 One Lincoln Street
                                                 Boston, Massachusetts 02111-2900

---------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent     Boston Financial Data Services, Inc.
                                                 30 Dan Road
                                                 Canton, Massachusetts 02021

---------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm    PricewaterhouseCoopers LLP
                                                 1100 Walnut, Suite 1300
                                                 Kansas City, MO 64106
---------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:


                                FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043


YOU CAN ALSO ACCESS THESE DOCUMENTS FREE OF CHARGE, ON THE FUNDS' WEBSITE:
HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                             BEYOND THE TRADITIONAL



                                 1-800-282-5706

                            WWW. FIFTHTHIRDFUNDS.COM



FTF-PRO-MMS1109

                                                               FIFTH THIRD FUNDS



EQUITY INDEX FUND
INSTITUTIONAL MONEY
MARKET MUTUAL FUNDS

Prospectus


Trust Shares



November 27, 2009



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    Advised by:
                                                    F T A M
                                                    FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
EQUITY INDEX FUND
INSTITUTIONAL MONEY MARKET MUTUAL FUNDS
TRUST SHARES




TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:


OBJECTIVES, STRATEGIES AND RISKS
Equity Index Fund ...........................   2
Institutional Money Market Fund .............   4
Institutional Government Money Market Fund ..   5
U.S. Treasury Money Market Fund .............   6


SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ..................................   7
Expense Examples ............................   8

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
Name Policies ...............................   8
Investment Practices ........................   8
Investment Risks ............................  13


FUND MANAGEMENT

Investment Advisor ..........................  15
Portfolio Managers -- Equity Index Fund .....  16
Portfolio Holdings ..........................  16


SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares ..........  17
Abusive Trading Practices ...................  18
Purchasing and Adding to Your Shares ........  18
Selling Your Shares .........................  20
Exchanging Your Shares ......................  21
Dividends and Capital Gains .................  22
Taxation ....................................  22
Additional Information about the Funds ......  23

FINANCIAL HIGHLIGHTS ........................  23


BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Equity Index Fund and each of the Fifth Third Institutional Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

Each Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


There is no guarantee that any Fund will achieve its objective.

                                                                           CORE
FIFTH THIRD EQUITY INDEX FUND                                              STYLE
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise an equity index. The Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")+. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

Although the Fund's investment style is essentially passive, the portfolio managers attempt to add incremental value by timing the purchase and sale of securities to changes in the index. Specifically, the portfolio managers may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

The Advisor may hedge cash balances with derivative securities or exchange-traded funds. Cash hedging is performed in an effort to reduce Fund tracking error and minimize cash drag on performance.

The Fund may engage in securities lending.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.


INDEX INVESTING RISK. Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P
500) in an attempt to approximate the index's performance. The Fund may purchase, retain and sell securities at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. A correlation of 1.0 would mean that the Fund's net asset value (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500. There is also a risk that the Fund's investment results may fail to match those of the S&P 500 and the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as those of other funds.


DERIVATIVES RISK. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

----------------------

+ S&P 500 is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. , which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD EQUITY INDEX FUND
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


BAR CHART:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES(1)
--------------------------------------------------------------------------------

1999            20.25%
00              -9.54%
01             -12.45%
02             -22.56%
03              27.82%
04              10.36%
05               4.50%
06              15.33%
07               5.03%
08             -37.12%


------------------------------------------------
Best quarter:           Q2 2003           15.51%
Worst quarter:          Q4 2008          -21.87%
Year to Date Return (1/1/09 to 9/30/09):  18.96%
------------------------------------------------

----------------------
(1) Prior to October 20, 2003 the quoted performance of Trust shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Trust shares. Trust shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.




-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
-------------------------------------------------------------------------------------------------
                                                               INCEPTION   PAST   PAST     PAST
                                                                 DATE      YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------
TRUST SHARES                                                   11/2/92
  Return Before Taxes                                                    -37.12% -2.56%  -1.86%
  Return after Taxes on Distributions(2)                                 -37.57% -3.12%  -2.31%
  Return after Taxes on Distributions and Sale of Fund Shares(2)         -24.05% -2.41%  -1.71%
-------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    -37.00% -2.19%  -1.38%
-------------------------------------------------------------------------------------------------

(1) Prior to October 20, 2003 the quoted performance of Trust shares reflects the performance of Institutional shares, a class of shares of the Fund not offered by this prospectus, adjusted to reflect the expenses of Trust shares. Trust shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.


(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                         MONEY
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                              MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier'' securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard& Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


FOREIGN INVESTMENT RISK if permissible, investment in foreign securities involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

BAR CHART:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------

2004            1.01%
05              2.86%
06              4.69%
07              4.95%
08              2.63%



----------------------------------------------
Best quarter:             Q3 2007        1.26%
Worst quarter:            Q2 2004        0.18%
Year to Date Return (1/1/09 to 9/30/09): 0.32%
----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                  INCEPTION DATE    PAST YEAR   PAST 5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
TRUST SHARES         10/20/03         2.63%      3.22%             3.12%
--------------------------------------------------------------------------------


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                    MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the U.S. Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

BAR CHART:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------

2004            0.93%
05              2.79%
06              4.62%
07              4.80%
08              2.17%



----------------------------------------------
Best quarter:             Q4 2006        1.22%
Worst quarter:            Q1 2004        0.15%
Year to Date Return (1/1/09 to 9/30/09): 0.13%
----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                 INCEPTION DATE     PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
TRUST SHARES       10/20/03           2.17%        3.05%           2.96%
--------------------------------------------------------------------------------


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                          MONEY
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

PRINCIPAL INVESTMENT RISKS Below is a description of principal risks of investing in the Fund.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


PRE-PAYMENT/CALL RISK involves the possiblity that the principal repayment of a security will occur at an unexpected time, resulting in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

BAR CHART:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST SHARES
--------------------------------------------------------------------------------

2004            0.85%
05              2.71%
06              4.54%
07              4.61%
08              1.46%



----------------------------------------------
Best quarter:            Q4 2006         1.22%
Worst quarter:           Q4 2008         0.06%
Year to Date Return (1/1/09 to 9/30/09): 0.04%
----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------
                  INCEPTION DATE    PAST YEAR    PAST 5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
TRUST SHARES        10/20/03          1.46%         2.82%            2.74%
--------------------------------------------------------------------------------


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

                                                              EQUITY INDEX FUND AND
SHAREHOLDER FEES                                       INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         TRUST SHARES
----------------------------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL
                                                                INSTITUTIONAL   GOVERNMENT  U.S. TREASURY
                                                 EQUITY INDEX   MONEY MARKET   MONEY MARKET     MONEY
                                                     FUND           FUND           FUND      MARKET FUND
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES     None           None           None          None
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                               None           None           None          None
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                          None           None           None          None
----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30%          0.40%          0.40%         0.40%
----------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                            None           None           None          None
----------------------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                                   0.57%          0.46%          0.46%         0.47%
----------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                  0.01%          0.01%          0.01%         0.01%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)             0.88%          0.87%          0.87%         0.88%
----------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)          0.43%          0.40%          0.40%         0.40%
----------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                     0.45%          0.47%          0.47%         0.48%
----------------------------------------------------------------------------------------------------------

(1) Trust class shareholders pay a shareholder servicing fee of up to 0.25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts. The Money Market Funds chose to participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.03% for Institutional Money Market Fund, 0.02% for Institutional Government Money Market Fund and 0.04% for U.S. Treasury Money Market Fund, and are included in other expenses.

(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012 for Equity Index Fund and through November 26, 2010 for the Money Market Funds. For the Money Market Funds, the expense limitation (which excludes the U.S. Treasury Guarantee Program for Money Market Funds) is 0.46%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 37-month and 13-month periods, respectively, in which the expense limitation agreement is in effect. No reimbursement payment will be made by a Fund if it would result in the Fund exceeding the expense limitation described herein. With regard to the Money Market Funds, fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds were borne by the Fund without regard to the Fund's expense limitation agreement and are in addition to a Fund's Total Annual Operating Expenses described above.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLES
--------------------------------------------------------------------------------
Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------
EQUITY INDEX FUND -- TRUST SHARES                           $46    $144    $354    $959
------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND -- TRUST SHARES             $48    $238    $444   $1,036
------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND -- TRUST SHARES  $48    $238    $444   $1,036
------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND -- TRUST SHARES             $49    $241    $449   $1,049
------------------------------------------------------------------------------------------



ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


NAME POLICIES
--------------------------------------------------------------------------------
To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                Institutional        U.S.
                                              Institutional      Government        Treasury
                                     Equity      Money             Money             Money
                                      Index      Market            Market            Market
                                      Fund        Fund             Fund              Fund
--------------------------------------------------------------------------------------------------------
Asset-Backed Securities                             X               X
--------------------------------------------------------------------------------------------------------
Common Stock                            X
--------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds           X           X               X                  X
--------------------------------------------------------------------------------------------------------
Derivatives                             X           X               X
--------------------------------------------------------------------------------------------------------
    Call and Put Options                X           X               X
--------------------------------------------------------------------------------------------------------
    Custody Receipts                    X           X               X
--------------------------------------------------------------------------------------------------------
    Futures and Related Options         X           X               X
--------------------------------------------------------------------------------------------------------
    Stock-Index Options                 X           X               X
--------------------------------------------------------------------------------------------------------
    Structured Notes                    X           X               X
--------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                 X           X               X
--------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                     X               X
--------------------------------------------------------------------------------------------------------
Illiquid Securities                     X           X               X
--------------------------------------------------------------------------------------------------------
Investment Company Securities           X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Closed-End Funds                    X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")      X           X               X                  X
--------------------------------------------------------------------------------------------------------
Investment Grade Bonds                              X               X
--------------------------------------------------------------------------------------------------------
Loan Participations                                 X               X
--------------------------------------------------------------------------------------------------------
Money Market Instruments                X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Certificates of Deposit             X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Commercial Paper                    X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Repurchase Agreements               X           X               X                  X
--------------------------------------------------------------------------------------------------------
    Time Deposits                       X           X               X                  X
--------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                          X               X
--------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations             X               X
--------------------------------------------------------------------------------------------------------
Municipal Securities                                X               X
--------------------------------------------------------------------------------------------------------
    Stand-by Commitments                            X               X
--------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)   X
--------------------------------------------------------------------------------------------------------
Restricted Securities                   X           X               X
--------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements           X           X               X
--------------------------------------------------------------------------------------------------------
Securities Lending                      X
--------------------------------------------------------------------------------------------------------
Short-Term Trading                      X           X               X                  X
--------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities            X
--------------------------------------------------------------------------------------------------------
Stripped Obligations                    X           X               X                  X
--------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities       X           X               X                  X
--------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities          X           X               X
--------------------------------------------------------------------------------------------------------
    American Depositary Receipts
   ("ADRs")                             X           X               X
--------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt
    Obligations                         X           X               X
--------------------------------------------------------------------------------------------------------
        Canada Bonds                    X           X               X
--------------------------------------------------------------------------------------------------------
        Sovereign Bonds                 X           X               X
--------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations               X           X               X                  X
--------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments  X           X               X
--------------------------------------------------------------------------------------------------------
Warrants                                X
--------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations            X           X               X                  X
--------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.


     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Institutional Money Market Funds may not invest in these securities.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Institutional Money Market Funds may not invest in these.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Institutional Money Market Funds may not invest in these.

     STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Institutional Money Market Funds may not invest in these.

     SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Institutional Money Market Funds may not invest in these.


FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

          CANADA BONDS: Issued by Canadian provinces.

          SOVEREIGN BONDS: Issued by the government of a foreign country.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.


     CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Institutional Money Market Funds may not invest in these.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Institutional Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by Standard & Poor's or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.


LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SECURITIES LENDING: The lending of up to 33 1\3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit. The Institutional Money Market Funds may not lend securities.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

12


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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


INVESTMENT RISKS
--------------------------------------------------------------------------------
Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.


MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Equity Index Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions, unless otherwise permitted under the Investment Company Act of 1940, as amended or the rules thereunder, restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.

FUND MANAGEMENT
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and the shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                             AS A PERCENTAGE OF
                                           AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
EQUITY INDEX FUND                                  0.10%
-------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                    0.10%
-------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND         0.10%
-------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                    0.10%
-------------------------------------------------------------------



PORTFOLIO MANAGERS -- EQUITY INDEX FUND
--------------------------------------------------------------------------------

Mark Koenig has been the portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. He is the Managing Director of Structured Products for FTAM. He has 14 years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Company from 1999 -- 2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 -- 1998, Mr. Koenig was a quantitative analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Prior to that, he spent 10 years as a research engineer at Draper Laboratory where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is currently a member of CFA Society of Cleveland, the American Finance Association and the Society of Quantitative Analysts. He is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND since February 2005. Mr. Wayton is a Portfolio Manager of Structured Products for FTAM. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spent 1 1/2 years in National City's private client group, which he joined in January 1999. He is currently a member of the CFA Society of Cleveland. He is a CFA charterholder. Mr. Wayton earned a BSBA in finance from The Ohio State University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING EQUITY INDEX FUND SHARES

The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


PRICING INSTITUTIONAL MONEY MARKET FUND SHARES


Each Fund's NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Institutional Money Market Funds calculate their NAVs at 4:00 p.m. Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------
In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect a Fund or its shareholders. The Funds recognize that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------


You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All purchase orders for the Institutional Money Market Funds must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. All purchase orders for the Equity Index Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after those times will be processed on the following business day.


Trust shares may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Trust shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

     o    minimum initial and subsequent investment requirements

     o    exchange policies


     o    cut-off time for investments


     o    redemption fees

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS


The minimum initial investment in Trust shares of a Fund is $100,000 (this minimum may be waived for Trust shares purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division and their affiliates). Subsequent investments must be in amounts of at least $50.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks, starter checks, traveler's checks and credit card convenience checks. Money Orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment.

For details, contact the Funds toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.

Orders to sell shares of the Equity Index Fund must be received by 4:00 p.m. Eastern Time. If your order has been received prior to 4:00 p.m. and your shares have been sold, you will not receive the dividend, if any, declared that day.

Orders to sell shares of the Institutional Money Market Funds received by the transfer agent by 4:00 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Institutional Money Market Funds received by the Funds' transfer agent after 4:00 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

SHAREHOLDER SERVICING FEE

Shareholder servicing fees compensate the Distributor and other dealers and investment representatives for services and expenses related to providing shareholder services. Trust shares pay a (non 12b-1) shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------
All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, for the Equity Index Fund are declared and paid quarterly. Dividends, if any, for the Institutional Money Market Fund, Institutional Government Money Market Fund and U.S. Treasury Money Market Fund are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the money market funds seek to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange or redemption of shares in a money market fund will result in a taxable gain or loss.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains, to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investment under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further detail regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)


                                                          CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                        RESULTING FROM OPERATIONS                     DISTRIBUTIONS FROM
                                                        ---------------------------               --------------------------
                                                                     NET REALIZED
                                                                         AND
                                                                      UNREALIZED        CHANGE IN
                                             NET ASSET               GAINS/(LOSSES)     NET ASSETS
                                               VALUE,       NET          FROM           RESULTING         NET       NET
                                             BEGINNING   INVESTMENT   INVESTMENT          FROM        INVESTMENT  REALIZED
                                             OF PERIOD     INCOME    TRANSACTIONS       OPERATIONS      INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND TRUST SHARES

Year ended 7/31/09                            $24.05       0.41#       (5.25)             (4.84)        (0.45)       --
Year ended 7/31/08                            $27.60       0.46#       (3.60)             (3.14)        (0.41)       --
Year ended 7/31/07                            $24.23       0.43#        3.36               3.79         (0.42)       --
Year ended 7/31/06                            $23.45       0.36#        0.79               1.15         (0.37)       --
Year ended 7/31/05                            $21.01       0.37#        2.46               2.83         (0.39)       --
----------------------------------------------------------------------------------------------------------------------------


                                                                                          NET REALIZED
                                                        NET ASSET                        AND UNREALIZED         LESS
                                                          VALUE,             NET             GAINS/          DISTRIBUTIONS
                                                        BEGINNING        INVESTMENT       (LOSSES) FROM          TO
                                                        OF PERIOD          INCOME          INVESTMENTS       SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND TRUST SHARES

Year ended 7/31/09                                        $1.00              0.01#             --^              (0.01)
Year ended 7/31/08                                        $1.00              0.04#             --^              (0.04)
Year ended 7/31/07                                        $1.00              0.05#             --^              (0.05)
Year ended 7/31/06                                        $1.00              0.04              --               (0.04)
Year ended 7/31/05                                        $1.00              0.02              --               (0.02)
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND TRUST SHARES
Year ended 7/31/09                                        $1.00              0.01#             --^              (0.01)
Year ended 7/31/08                                        $1.00              0.03#             --^              (0.03)
Year ended 7/31/07                                        $1.00              0.05#             --^              (0.05)
Year ended 7/31/06                                        $1.00              0.04              --               (0.04)
Year ended 7/31/05                                        $1.00              0.02              --^              (0.02)
----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND TRUST SHARES
Year ended 7/31/09                                        $1.00                --^#            --^                 --^
Year ended 7/31/08                                        $1.00              0.03#             --^              (0.03)
Year ended 7/31/07                                        $1.00              0.05#@            --^              (0.05)
Year ended 7/31/06                                        $1.00              0.04              --^              (0.04)
Year ended 7/31/05                                        $1.00              0.02              --^              (0.02)
----------------------------------------------------------------------------------------------------------------------------



                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)


                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                     --------------------------------------------------------------
                                                                                RATIOS OF    RATIOS OF
                                                  NET        TOTAL       NET    EXPENSES     EXPENSES      RATIOS OF NET
                                  TOTAL          ASSET      RETURN     ASSETS,     TO           TO          INVESTMENT
                                DIVIDENDS        VALUE,    (EXCLUDES   END OF    AVERAGE      AVERAGE         INCOME      PORTFOLIO
                                   AND           END OF      SALES     PERIOD      NET          NET          TO AVERAGE    TURNOVER
                               DISTRIBUTIONS     PERIOD     CHARGE)     (000'S)  ASSETS (a)   ASSETS (b)     NET ASSETS    RATE (c)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND TRUST SHARES

Year ended 7/31/09                (0.45)         $18.76    (20.08)%  $  27,411    0.87%         0.44%           2.24%         7%
Year ended 7/31/08                (0.41)         $24.05    (11.51)%  $  53,924    0.85%         0.44%           1.72%         4%
Year ended 7/31/07                (0.42)         $27.60      15.69%  $  68,661    0.86%         0.44%           1.59%         4%
Year ended 7/31/06                (0.37)         $24.23       4.95%  $  67,747    0.85%         0.44%           1.52%         6%
Year ended 7/31/05                (0.39)         $23.45      13.53%  $  76,295    0.87%         0.44%           1.69%         4%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                               -----------------------------------------------------
                                                                                            RATIOS OF     RATIOS OF      RATIOS OF
                                                                                 NET         EXPENSES      EXPENSES         NET
                                                           NET ASSET             ASSETS,        TO            TO         INVESTMENT
                                                             VALUE,              END OF       AVERAGE       AVERAGE        INCOME
                                                             END OF    TOTAL     PERIOD         NET           NET        TO AVERAGE
                                                             PERIOD    RETURN    (000'S)     ASSETS (a)    ASSETS (b)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND TRUST SHARES

Year ended 7/31/09                                           $1.00      1.28%  $  317,382      0.89%(o)       0.49%(o)+      1.26%
Year ended 7/31/08                                           $1.00      3.70%  $  311,528      0.89%          0.46%          3.60%
Year ended 7/31/07                                           $1.00      5.01%  $  230,909      0.89%          0.45%          4.90%
Year ended 7/31/06                                           $1.00      4.04%  $  160,782      0.91%          0.46%          4.18%
Year ended 7/31/05                                           $1.00      1.98%  $   25,047      0.90%          0.46%          2.01%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND TRUST SHARES
Year ended 7/31/09                                           $1.00      0.81%  $  158,318      0.88%(o)       0.47%(o)       0.83%
Year ended 7/31/08                                           $1.00      3.41%  $  219,872      0.89%          0.46%          3.17%
Year ended 7/31/07                                           $1.00      4.95%  $  128,682      0.91%          0.46%          4.83%
Year ended 7/31/06                                           $1.00      3.97%  $   96,003      0.92%          0.46%          3.85%
Year ended 7/31/05                                           $1.00      1.92%  $  120,743      0.91%          0.46%          1.96%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND TRUST SHARES
Year ended 7/31/09                                           $1.00      0.33%  $   96,197      0.90%(o)       0.46%(o)+      0.35%
Year ended 7/31/08                                           $1.00      2.95%  $  144,089      0.88%          0.46%          2.61%
Year ended 7/31/07                                           $1.00      4.88%  $   74,548      0.90%          0.46%          4.77%
Year ended 7/31/06                                           $1.00      3.87%  $  113,124      0.90%          0.46%          3.79%
Year ended 7/31/05                                           $1.00      1.83%  $  118,018      0.90%          0.46%          1.78%
-----------------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^    Amount is less than $0.005.


#    Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this pay- ment however the amount per share is less than $. 005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

(o) Includes expenses for U. S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

        Institutional Money Market              0.03%

        Institutional Government Money Market   0.02%

        U.S. Treasury Money Market              0.04%

+ The Advisor waived additional expenses to maintain a competitive yield as follows:

        Institutional Money Market                --^

        Institutional Government Money Market   0.01%

        U.S. Treasury Money Market              0.04%

        ^       Amount is less than 0.005%.


                             Spread Pages 24 and 25

ADDRESSES
------------------------------------------------------------------------------------------

Fifth Third Funds                                       Fifth Third Funds
Equity Index Fund                                       38 Fountain Square Plaza
Institutional Money Market Mutual Funds                 Cincinnati, Ohio 45202
Trust Shares
------------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant        Fifth Third Asset Management, Inc.
                                                        38 Fountain Square Plaza
                                                        Cincinnati, Ohio 45202

------------------------------------------------------------------------------------------
Distributor                                             FTAM Funds Distributor, Inc.
                                                        1290 Broadway, Suite 1100
                                                        Denver, CO 80203
------------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator         State Street Bank and Trust Company
                                                        State Street Financial Center
                                                        One Lincoln Street
                                                        Boston, Massachusetts 02111-2900
------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent            Boston Financial Data Services, Inc.
                                                        30 Dan Road
                                                        Canton, Massachusetts 02021
------------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm           PricewaterhouseCoopers LLP
                                                        1100 Walnut, Suite 1300
                                                        Kansas City, MO 64106

------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:

                                FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02666-8043
                       YOU CAN ALSO ACCESS THE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.




                               FIFTH THIRD FUNDS




Investment Company Act file no. 811-5669.

                          Advised by:
                          F T A M
                          FIFTH THIRD ASSET MANAGEMENT




                             BEYOND THE TRADITIONAL




                                 1-800-282-5706

                            WWW.FIFTHTHIRDFUNDS.COM


FTF-PRO-MMT1109

                                                               FIFTH THIRD FUNDS


INSTITUTIONAL MONEY MARKET MUTUAL FUNDS

Prospectus

Institutional Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                    Advised by:
                                                    FTAM
                                                    FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS

INSTITUTIONAL MONEY MARKET MUTUAL FUNDS

INSTITUTIONAL SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:


                                               SHAREHOLDER INFORMATION
OBJECTIVES, STRATEGIES AND RISKS               Purchasing and Selling Fund Shares..........13
Institutional Money Market Fund............ 2  Abusive Trading Practices...................13
Institutional Government Money Market Fund. 3  Purchasing and Adding to Your Shares........14
U.S. Treasury Money Market Fund............ 4  Selling Your Shares.........................15
                                               Exchanging Your Shares......................16
SHAREHOLDER FEES AND FUND EXPENSES             Dividends and Capital Gains.................17
Fee Tables................................. 5  Taxation....................................17
Expense Examples........................... 5
                                               FINANCIAL HIGHLIGHTS........................19
ADDITIONAL INFORMATION ABOUT THE
   FUNDS' INVESTMENTS                          BACK COVER
Name Policies.............................. 6  Where to learn more about Fifth Third Funds
Investment Practices....................... 6
Investment Risks ..........................10

FUND MANAGEMENT
Investment Advisor.........................12
Portfolio Holdings.........................12


OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about each of the Fifth Third Institutional Money Market Funds (each a "Fund" and collectively, the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").


LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


There is no guarantee that any Fund will achieve its objective.

                                                                           MONEY
FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income from short-term securities consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict Securities and Exchange Commission ("SEC") guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's Advisor. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's Advisor. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's Advisor. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in asset-backed securities and repurchase agreements collateralized by the securities mentioned above.


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.


FOREIGN INVESTMENT RISK involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political or social developments.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar chart:
4.08%   1.78%   1.06%   1.26%   3.11%   4.95%   5.21%   2.89%
2001     02      03      04      05      06      07      08


Best quarter:  Q1 2001                   1.38%
Worst quarter: Q4 2003                   0.24%
Year to Date Return (1/1/09 to 9/30/09): 0.50%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
-------------------------------------------------------------------------------------------
                     INCEPTION DATE        PAST YEAR      PAST 5 YEARS      SINCE INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES    4/11/00             2.89%           3.48%             3.32%
-------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Institutional Shares reflects the performance of the Institutional shares of the Lyon Street Institutional Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Institutional Money Market Fund.



To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                           MONEY
FIFTH THIRD INSTITUTIONAL GOVERNMENT MONEY MARKET FUND                    MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Current income consistent with the stability of principal.

PRINCIPAL INVESTMENT STRATEGIES The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.


Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government securities, repurchase agreements collateralized by these securities, and shares of money market investment companies that invest exclusively in these securities. U.S. Government securities include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), the Overseas Private Investment Corporation (OPIC), and the Small Business Administration (SBA). U.S. Government securities issued by GSEs, the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Agricultural Mortgage Corporation (Farmer Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the U.S. Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more credit risk than any direct obligation of the U.S. Treasury.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------

Bar chart:
4.81%   6.03%   3.86%   1.48%   0.84%   1.19%   3.05%   4.88%   5.06%   2.43%
1999     00      01      02      03      04      05      06      07      08



Best quarter:  Q4 2000                   1.56%
Worst quarter: Q3 2003                   0.18%
Year to Date Return (1/1/09 to 9/30/09): 0.29%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
------------------------------------------------------------------------------------------------------
                                    INCEPTION DATE      PAST YEAR      PAST 5 YEARS      PAST 10 YEARS
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                   6/2/97            2.43%           3.31%                3.35%
------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Institutional Shares reflects the performance of the Institutional shares of the Kent Government Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Institutional Government Money Market Fund.


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

                                                                           MONEY
FIFTH THIRD U.S. TREASURY MONEY MARKET FUND                               MARKET
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Stability of principal and current income consistent with stability of principal.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

NET ASSET VALUE RISK involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.


PRE-PAYMENT/CALL RISK involves the possibility that the principal repayment of a security will occur at an unexpected time, resulting in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Bar chart:
4.70%   5.98%   3.70%   1.40%   0.80%   1.11%   2.96%   4.80%   4.86%   1.71%
1999     00      01      02      03      04      05      06      07      08



Best quarter:  Q4 2000                   1.57%
Worst quarter: Q4 2008                   0.12%
Year to Date Return (1/1/09 to 9/30/09): 0.15%


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
---------------------------------------------------------------------------------------------
                           INCEPTION DATE      PAST YEAR      PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------
Institutional Shares         12/12/88           1.71%           3.08%              3.19%
---------------------------------------------------------------------------------------------


To obtain current yield information, visit www.fifththirdfunds.com or call 1-800-282-5706.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES                                                                    INSTITUTIONAL MONEY MARKET FUNDS
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                 INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                              INSTITUTIONAL
                                                                                INSTITUTIONAL   GOVERNMENT    U.S. TREASURY
                                                                                MONEY MARKET   MONEY MARKET   MONEY MARKET
                                                                                     FUND          FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     None          None            None
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                          None          None            None
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                          None          None            None
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     0.40%         0.40%           0.40%
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                            None          None            None
-----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                                                                   0.21%         0.21%           0.22%
-----------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(2)                                                  0.01%         0.01%           0.01%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                                             0.62%         0.62%           0.63%
-----------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(4)                                          0.40%         0.40%           0.40%
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                                     0.22%         0.22%           0.23%
-----------------------------------------------------------------------------------------------------------------------------

(1) The Funds chose to participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Fees paid for participation in the program were 0.03% for Institutional Money Market Fund, 0.02% for Institutional Government Money Market Fund and 0.04% for U.S. Treasury Money Market Fund.

(2) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(3) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(4) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. The expense limitation (which excludes expenses for the U.S. Treasury's Temporary Guarantee Program for Money Market Funds) is 0.21%.Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. With regard to the Fund, fees paid for the participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds were borne by the Fund without regard to the Fund's expense limitation agreement and were in addition to the Fund's Total Annual Fund Operating Expenses described above.



EXPENSE EXAMPLES

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

MONEY MARKET FUNDS -- INSTITUTIONAL SHARES       1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND                   $23       $158       $305       $736
---------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND        $23       $158       $305       $736
---------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND                   $24       $161       $311       $748
---------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------

To comply with SEC rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each Fund's policy is described in its summary description under the heading "Principal Investment Strategies." A Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Each Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that each Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


                                                                Institutional       U.S. Treasury
                                               Institutional     Government             Money
                                               Money Market        Money                Market
                                                   Fund            Fund                 Fund
--------------------------------------------------------------------------------------------------------
Asset-Backed Securities                             X               X
--------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                       X               X                     X
--------------------------------------------------------------------------------------------------------
Derivatives                                         X               X
--------------------------------------------------------------------------------------------------------
    Call and Put Options                            X               X
--------------------------------------------------------------------------------------------------------
    Custody Receipts                                X               X
--------------------------------------------------------------------------------------------------------
    Futures and Related Options                     X               X
--------------------------------------------------------------------------------------------------------
    Stock-Index Options                             X               X
--------------------------------------------------------------------------------------------------------
    Structured Notes                                X               X
--------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                             X               X
--------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                     X               X
--------------------------------------------------------------------------------------------------------
Illiquid Securities                                 X               X
--------------------------------------------------------------------------------------------------------
Investment Company Securities                       X               X                     X
--------------------------------------------------------------------------------------------------------
    Closed-End Funds                                X               X                     X
--------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")                  X               X                     X
--------------------------------------------------------------------------------------------------------
Investment Grade Bonds                              X               X
--------------------------------------------------------------------------------------------------------
Loan Participations                                 X               X
--------------------------------------------------------------------------------------------------------
Money Market Instruments                            X               X                     X
--------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                            X               X                     X
--------------------------------------------------------------------------------------------------------
    Certificates of Deposit                         X               X                     X
--------------------------------------------------------------------------------------------------------
    Commercial Paper                                X               X                     X
--------------------------------------------------------------------------------------------------------
    Repurchase Agreements                           X               X                     X
--------------------------------------------------------------------------------------------------------
    Time Deposits                                   X               X                     X
--------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                          X               X
--------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations             X               X
--------------------------------------------------------------------------------------------------------
Municipal Securities                                X               X
--------------------------------------------------------------------------------------------------------
    Stand-by Commitments                            X               X
--------------------------------------------------------------------------------------------------------
Restricted Securities                               X               X
--------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                       X               X
--------------------------------------------------------------------------------------------------------
Short-Term Trading                                  X               X                     X
--------------------------------------------------------------------------------------------------------
Stripped Obligations                                X               X                     X
--------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities                   X               X                     X
--------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                      X               X
--------------------------------------------------------------------------------------------------------
    American Depositary Receipts
    ("ADRs")                                        X               X
--------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt
    Obligations                                     X               X
--------------------------------------------------------------------------------------------------------
        Canada Bonds                                X               X
--------------------------------------------------------------------------------------------------------
        Sovereign Bonds                             X               X
--------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                           X               X                     X
--------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments              X               X
--------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                        X               X                     X
--------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

                CANADA BONDS: Issued by Canadian provinces.

                SOVEREIGN BONDS: Issued by the government of a foreign country.


GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.


INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by Standard & Poor's or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.


LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES  OF  DEPOSIT:   Negotiable   instruments  with  a  stated
maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.


STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------
Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks.'' Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, guaranteed investment contracts, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, securities lending, time deposits, U.S. Government agency securities, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk:
ADRs, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, investment grade bonds, loan participations, mortgage-backed securities, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

          HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

          SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

The following investments and practices are subject to leverage risk: derivatives, repurchase agreements, reverse repurchase agreements, securities lending, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, loan participations, restricted securities, securities lending, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. Derivatives are subject to management risk.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, certificates of deposit, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, illiquid securities, investment company securities, investment grade bonds, money market instruments, mortgage-backed securities, municipal securities, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, stand-by commitments, time deposits, variable and floating rate instruments, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call''--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, and mortgage-backed securities.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale'' clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

FUND MANAGEMENT
--------------------------------------------------------------------------------

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.



Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts will be included in the shareholder reports for the period during which the Board of Trustees approved such contracts.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:


                                             AS A PERCENTAGE OF
                                           AVERAGE DAILY NET ASSETS
------------------------------------------ ------------------------
INSTITUTIONAL MONEY MARKET FUND                     0.10%
------------------------------------------ ------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND          0.10%
------------------------------------------ ------------------------
U.S. TREASURY MONEY MARKET FUND                     0.10%
------------------------------------------ ------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of the policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


Each Fund's net asset value ("NAV") is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Funds attempt to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Institutional Money Market Funds calculate their NAV at 4:00 p.m. Eastern Time. Each Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------
In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------
You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Institutional
Money Market Funds must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. Purchase orders received after 4:00 p.m. Eastern Time will be processed on the following business day.


Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with that entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.


SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

o         minimum initial and subsequent investment requirements

o         exchange policies


o         cut-off time for investments


o         redemption fees


If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares of the Institutional Money Market Fund, Institutional Government Money Market Fund and U.S. Treasury Money Market Fund is $5,000,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds --rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial and subsequent investment and do waive the minimum investment amount for purchases made by the Fifth Third LifeModel Funds(SM).


For details, contact the Funds toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

          o         Name;

          o         Date of birth (for individuals);

          o Residential or business street address (although post office boxes are still permitted for mailing); and

          o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Institutional Money Market Funds received by the Funds' transfer agent by 4:00 p.m. Eastern Time will be processed that day and will not be entitled to that day's dividend. Orders to sell shares of the Institutional Money Market Funds received by the Funds' transfer agent after 4:00 p.m. Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS IN WRITING REQUIRED


You must request redemptions in writing and obtain a signature guarantee if:


          o The address on file has been changed in the last 10 business days;

          o The check is not being mailed to the address on your account;

          o The check is not being made payable to the owner of the account; or

          o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT -- SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------
All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly.

Capital gains, if any, are distributed at least annually. No Fund expects to pay capital gains.

TAXATION
--------------------------------------------------------------------------------
FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares may result in taxable gain or loss to the shareholder. However, because the Funds, as money market funds, seek to preserve the value of investments at $1.00 per share, it is unlikely that a sale, exchange or redemption of shares in a money market fund will result in a taxable gain or loss.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The money market funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              NET REALIZED
                                                     NET ASSET               AND UNREALIZED     LESS
                                                       VALUE,      NET           GAINS/     DISTRIBUTIONS
                                                     BEGINNING  INVESTMENT   (LOSSES) FROM       TO
                                                     OF PERIOD   INCOME       INVESTMENTS   SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00       0.01#            --^         (0.01)
Year ended 7/31/08                                     $1.00       0.04#            --^         (0.04)
Year ended 7/31/07                                     $1.00       0.05#            --^         (0.05)
Year ended 7/31/06                                     $1.00       0.04             --          (0.04)
Year ended 7/31/05                                     $1.00       0.02             --^         (0.02)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00       0.01#            --^         (0.01)
Year ended 7/31/08                                     $1.00       0.04#            --^         (0.04)
Year ended 7/31/07                                     $1.00       0.05#            --^         (0.05)
Year ended 7/31/06                                     $1.00       0.04             --          (0.04)
Year ended 7/31/05                                     $1.00       0.02             --^         (0.02)
---------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00       0.01#            --^         (0.01)
Year ended 7/31/08                                     $1.00       0.03#            --^         (0.03)
Year ended 7/31/07                                     $1.00       0.05#@           --^         (0.05)
Year ended 7/31/06                                     $1.00       0.04             --^         (0.04)
Year ended 7/31/05                                     $1.00       0.02             --^         (0.02)
---------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)       Before waivers and reimbursements.

(b)       Net of waivers and reimbursements.

^         Amount less than $0.005.

#         Average shares method used in calculation.


@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $. 005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

(o) Includes expense from the U. S Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

               Institutional Money Market           0.03%
               Insitutional Government Money Market 0.02%
               U.S. Treasury Money Market           0.04%

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               RATIOS/SUPPLEMENTAL DATA
                                                                       --------------------------------------------------
                                                                                  RATIOS OF     RATIOS OF        RATIOS OF
                                                                         NET      EXPENSES      EXPENSES           NET
                                                      NET ASSET         ASSETS,      TO            TO           INVESTMENT
                                                       VALUE,           END OF    AVERAGE       AVERAGE          INCOME
                                                       END OF   TOTAL   PERIOD      NET           NET           TO AVERAGE
                                                       PERIOD   RETURN  (000'S)   ASSETS (a)    ASSETS (b)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00   1.53%  $2,507,708   0.64% (o)     0.24% (o)       1.45%
Year ended 7/31/08                                     $1.00   3.96%  $2,380,397   0.64%         0.21%           3.82%
Year ended 7/31/07                                     $1.00   5.27%  $1,687,392   0.64%         0.21%           5.14%
Year ended 7/31/06                                     $1.00   4.30%  $1,263,609   0.65%         0.21%           4.25%
Year ended 7/31/05                                     $1.00   2.24%  $1,077,260   0.65%         0.21%           2.24%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00   1.06%  $2,058,233   0.63% (o)     0.23% (o)       0.86%
Year ended 7/31/08                                     $1.00   3.66%  $  780,910   0.64%         0.21%           3.33%
Year ended 7/31/07                                     $1.00   5.21%  $  487,057   0.66%         0.21%           5.08%
Year ended 7/31/06                                     $1.00   4.23%  $  304,332   0.66%         0.21%           4.24%
Year ended 7/31/05                                     $1.00   2.17%  $  264,707   0.66%         0.21%           2.16%
--------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND INSTITUTIONAL SHARES
Year ended 7/31/09                                     $1.00   0.53%  $1,305,329   0.65% (o)     0.25% (o)       0.50%
Year ended 7/31/08                                     $1.00   3.21%  $1,217,028   0.63%         0.21%           2.78%
Year ended 7/31/07                                     $1.00   5.15%  $  420,260   0.65%         0.21%           5.02%
Year ended 7/31/06                                     $1.00   4.13%  $  386,757   0.65%         0.21%           4.11%
Year ended 7/31/05                                     $1.00   2.08%  $  295,584   0.65%         0.21%           2.01%
--------------------------------------------------------------------------------------------------------------------------

ADDRESSES
-----------------------------------------------------------------------------------
Fifth Third Funds                                Fifth Third Funds
Institutional Money Market Mutual Funds          38 Fountain Square Plaza
Institutional Shares                             Cincinnati, Ohio 45202
-----------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant Fifth Third Asset Management, Inc.
                                                 38 Fountain Square Plaza
                                                 Cincinnati, Ohio 45202
-----------------------------------------------------------------------------------
Distributor                                      FTAM Funds Distributor, Inc.
                                                 1290 Broadway, Suite 1100
                                                 Denver, Colorado 80203
-----------------------------------------------------------------------------------
Custodian, Sub-Administrator and Sub-Accountant  State Street Bank and Trust Company
                                                 State Street Financial Center
                                                 One Lincoln Street
                                                 Boston, Massachusetts 02111-2900
-----------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent     Boston Financial Data Services, Inc.
                                                 30 Dan Road
                                                 Canton, Massachusetts 02021
-----------------------------------------------------------------------------------
Independent Registered Public Accounting Firm    PricewaterhouseCoopers LLP
                                                 1100 Walnut, Suite 1300
                                                 Kansas City, MO 64106
-----------------------------------------------------------------------------------

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:


                                FIFTH THIRD FUNDS
                                    BOX 8043
                             BOSTON, MA 02266-8043
                      YOU CAN ALSO ACCESS THESE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

          o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

          o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

                             BEYOND THE TRADITIONAL

                                 1-800-282-5706
                             WWW.FIFTHTHIRDFUNDS.COM


FTF-PRO-MMI1109

                                                               FIFTH THIRD FUNDS

LIFEMODEL FUNDS(SM)

Prospectus

Class A Shares

Class B Shares*

Class C Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*     Closed to all new investments.


Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
LIFEMODEL FUNDS(SM)

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------
This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS


SPECIALITY-ASSET ALLOCATION STRATEGIES                 FUND MANAGEMENT
LifeModel Aggressive Fund(SM)................. 2       Investment Advisor .........................45
LifeModel Moderately Aggressive Fund(SM) ..... 6       Portfolio Managers .........................45
LifeModel Moderate Fund(SM) ..................10       Portfolio Holdings .........................46
LifeModel Moderately Conservative Fund(SM) ...14
LifeModel Conservative Fund(SM) ..............18       SHAREHOLDER INFORMATION
                                                       Purchasing and Selling Fund Shares .........47
SHAREHOLDER FEES AND FUND EXPENSES                     Abusive Trading Practices ..................47
Fee Tables ...................................22       Purchasing and Adding To Your Shares .......48
Expense Examples .............................24       Shareholder Contact Information ............48
                                                       Selling Your Shares ........................49
ADDITIONAL INFORMATION ABOUT THE                       Exchanging Your Shares .....................51
   FUNDS' AND UNDERLYING FUNDS' INVESTMENTS            Distribution Arrangements/Sales Charges for
Name Policies ................................25          the Funds ...............................52
Principal Investment Strategies and Principal          Dividends and Capital Gains ................57
  Risks of the Underlying Funds ..............25       Expenses ...................................57
Investment Practices .........................38       Taxation ...................................57
Investment Risks .............................41
Additional Information about the Funds .......44       FINANCIAL HIGHLIGHTS .......................59

                                                       BACK COVER
                                                       Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------
This section provides important information about the LifeModel Funds(SM)
(each, a "Fund" and, collectively, the "Funds"), that are each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that any Fund will achieve its objective.

                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)                          STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

      o From 80% to 100% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                     PERCENTAGE OF
FUND NAME                            FUND HOLDINGS
Small Cap Growth Fund ....................   0-50%
Mid Cap Growth Fund ......................   0-50%
Quality Growth Fund ......................   0-50%
Structured Large Cap Plus Fund ...........   0-50%
Small Cap Value Fund .....................   0-50%
All Cap Value Fund .......................   0-50%
Disciplined Large Cap Value Fund .........   0-50%
International Equity Fund ................   0-25%
High Yield Bond Fund .....................   0-20%
Total Return Bond Fund ...................   0-20%
Short Term Bond Fund .....................   0-20%
Institutional Money Market Fund ..........   0-10%
U.S. Treasury Money Market Fund ..........   0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS
INDEX BLEND
Small Cap Growth Index(1) ..................  4.5%
Small Cap Value Index(2) ...................  4.5%
International Index(3) ..................... 18.0%
Mid Cap Growth Index(4) ....................  9.0%
Mid Cap Value Index(5) .....................  9.0%
Large Cap Growth Index(6) .................. 15.5%
Large Cap Value Index(7) ................... 15.5%
Large Cap Core Index(8) .................... 14.0%
High Yield Bond Index(9) ................... 0.50%
Total Return Bond Index(10) ................  7.0%
Short Term Bond Index(11) ..................  2.5%



------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value- weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------
SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19). THE SUBSTANCE OF THE
DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

Bar Chart:

 33.69%  8.43% 7.23% 13.88% 8.84% -39.35%
  2003    04     05    06    07     08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:  Q2 2003                    17.46%
------------------------------------------------
Worst quarter: Q4 2008                   -22.93%
------------------------------------------------
Year to Date Return (1/1/09 to 9/30/09):  19.47%
------------------------------------------------

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION DATE   PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                 8/1/02
   Return Before Taxes                                                                   -42.39%     -3.65%          1.27%
   Return After Taxes on Distributions(1)                                                -43.94%     -4.89%          0.16%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                        -26.03%     -3.14%          1.00%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                         8/1/02
   Return Before Taxes                                                                   -42.35%     -3.67%          1.32%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                         8/1/02
   Return Before Taxes                                                                   -39.76%     -3.38%          1.34%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -38.61%     -3.46%          6.49%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    5.08%      4.21%           7.95%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   -35.32%     -0.26%          3.89%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    0.13%      0.41%           0.51%
-------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U. S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U. S. Treasuries issues, debt of U. S. Government agencies, corporate debt guaranteed by the U. S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 2 for a description of the LifeModel Aggressive Target Neutral Style Class Index Blend.


**** LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Index (90%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)              STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

      o From 60% to 80% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 20% to 40% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.


The Fund invests its assets in the underlying mutual funds within the following ranges:

                                    PERCENTAGE OF
FUND NAME                            FUND HOLDINGS
Small Cap Growth Fund ...................    0-40%
Mid Cap Growth Fund .....................    0-40%
Quality Growth Fund .....................    0-40%
Structured Large Cap Plus Fund ..........    0-40%
Small Cap Value Fund ....................    0-40%
All Cap Value Fund ......................    0-40%
Disciplined Large Cap Value Fund ........    0-40%
International Equity Fund ...............    0-20%
High Yield Bond Fund ....................    0-20%
Total Return Bond Fund ..................    0-30%
Short Term Bond Fund ....................    0-30%
Institutional Money Market Fund .........    0-10%
U.S. Treasury Money Market Fund .........    0-10%


The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1).................   3.5%
Small Cap Value Index(2)..................   3.5%
International Index(3)....................  14.0%
Mid Cap Growth Index(4)...................   7.0%
Mid Cap Value Index(5)....................   7.0%
Large Cap Growth Index(6).................  12.0%
Large Cap Value Index(7)..................  12.0%
Large Cap Core Index(8)...................  11.0%
High Yield Bond Index(9)..................   1.5%
Total Return Bond Index(10)...............  21.0%
Short Term Bond Index(11).................   7.5%

----------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value- weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19). THE SUBSTANCE OF THE
DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

Bar Chart:
27.13% 7.08% 5.94% 12.25% 7.68% -33.35%
 2003   04    05     06    07     08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:  Q2 2003                    13.90%
------------------------------------------------
Worst quarter: Q4 2008                   -18.72%
------------------------------------------------
Year to Date Return (1/1/09 to 9/30/09) : 17.71%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION DATE  PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                8/1/02
   Return Before Taxes                                                              -36.67%       -2.79%          1.99%
   Return After Taxes on Distributions(1)                                           -38.03%       -4.12%          0.75%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                   -22.63%       -2.59%          1.42%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                        8/1/02
   Return Before Taxes                                                              -36.79%       -2.82%          2.04%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                        8/1/02
   Return Before Taxes                                                              -33.87%       -2.53%          2.04%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            -38.61%       -3.46%          6.49%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                5.08%        4.21%           7.95%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              -27.84%        0.86%           4.25%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (SINCE 8/1/02)
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                1.22%        1.25%           1.44%
-------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 6 for a description of the LifeModel Moderately Aggressive Target Neutral Style Class Index Blend.


**** LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Index (70%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATE FUND(SM)                            STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third equity funds.

      o From 40% to 60% of the Fund's net assets will be invested in Fifth Third bond funds.

      o Up to 15% of the Fund's net assets will be invested in Fifth Third money market funds.


The Fund invests its assets in the underlying mutual funds within the following ranges:

                                    PERCENTAGE OF
FUND NAME                            FUND HOLDINGS
Small Cap Growth Fund ....................   0-30%
Mid Cap Growth Fund ......................   0-30%
Quality Growth Fund ......................   0-30%
Structured Large Cap Plus Fund ...........   0-30%
Small Cap Value Fund .....................   0-30%
All Cap Value Fund .......................   0-30%
Disciplined Large Cap Value Fund .........   0-30%
International Equity Fund ................   0-15%
High Yield Bond Fund .....................   0-20%
Total Return Bond Fund ...................   0-40%
Short Term Bond Fund .....................   0-40%
Institutional Money Market Fund ..........   0-15%
U.S. Treasury Money Market Fund ..........   0-15%


The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL MODERATE TARGET NEUTRAL STYLE
CLASS INDEX BLEND
Small Cap Growth Index(1) ..................  2.5%
Small Cap Value Index(2) ...................  2.5%
International Index(3) ..................... 10.0%
Mid Cap Growth Index(4) ....................  5.0%
Mid Cap Value Index(5) .....................  5.0%
Large Cap Growth Index(6) ..................  8.5%
Large Cap Value Index(7) ...................  8.5%
Large Cap Core Index(8) ....................  8.0%
High Yield Bond Index(9) ...................  2.5%
Total Return Bond Index(10) ................ 35.0%
Short Term Bond Index(11) .................. 15.0%


-----------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value- weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19). THE SUBSTANCE OF THE
DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying Funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

Bar Chart:

20.42%  5.96% 4.82% 10.07% 6.49% -26.91%
 2003    04    05     06    07      08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:  Q2 2003                    10.46%
------------------------------------------------
Worst quarter: Q4 2008                   -14.42%
------------------------------------------------
Year to Date Return (1/1/09 to 9/30/09):  16.03%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION DATE   PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                                   8/1/02
   Return Before Taxes                                                                   -30.57%     -2.01%          1.40%
   Return After Taxes on Distributions(1)                                                -31.83%     -3.36%          0.13%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                        -19.04%     -2.08%          0.77%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                           8/1/02
   Return Before Taxes                                                                   -30.85%     -2.04%          1.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                           8/1/02
   Return Before Taxes                                                                   -27.48%     -1.72%          1.46%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -38.61%     -3.46%          6.49%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    5.08%      4.21%           7.95%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   -19.74%     1.91%           4.50%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (SINCE 8/1/02)
LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    2.32%      2.10%           2.38%
--------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 10 for a description of the LifeModel Moderate Target Neutral Style Class Index Blend.


**** LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Index(50%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                    ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)              STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

      o From 50% to 70% of the Fund's net assets will be invested in Fifth Third bond funds.

      o From 30% to 50% of the Fund's net assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.


The Fund invests its assets in the underlying mutual funds within the following ranges:

                                     PERCENTAGE OF
FUND NAME                            FUND HOLDINGS
Small Cap Growth Fund .....................  0-25%
Mid Cap Growth Fund .......................  0-25%
Quality Growth Fund .......................  0-25%
Structured Large Cap Plus Fund ............  0-25%
Small Cap Value Fund ......................  0-25%
All Cap Value Fund ........................  0-25%
Disciplined Large Cap Value Fund ..........  0-25%
International Equity Fund .................  0-10%
High Yield Bond Fund ......................  0-20%
Total Return Bond Fund ....................  0-50%
Short Term Bond Fund ......................  0-50%
Institutional Money Market Fund ...........  0-20%
U.S. Treasury Money Market Fund ...........  0-20%


The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(1) ..................  2.0%
Small Cap Value Index(2) ...................  2.0%
International Index(3) .....................  8.0%
Mid Cap Growth Index(4) ....................  4.0%
Mid Cap Value Index(5) .....................  4.0%
Large Cap Growth Index(6) ..................  7.0%
Large Cap Value Index(7) ...................  7.0%
Large Cap Core Index(8) ....................  6.0%
High Yield Bond Index(9) ...................  3.0%
Total Return Bond Index(10) ................ 42.0%
Short Term Bond Index(11) .................. 15.0%

---------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES

Bar Chart:
16.88% 5.02% 3.98% 9.08% 5.78%  -23.74%
 2003   04    05    06    07      08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:  Q2 2003                     8.92%
------------------------------------------------
Worst quarter: Q4 2008                   -12.81%
------------------------------------------------
Year to Date Return (1/1/09 to 9/30/09):  15.84%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE   PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                               8/1/02
   Return Before Taxes                                                              -27.55%       -1.81%           0.94%
   Return After Taxes on Distributions(1)                                           -28.96%       -3.33%          -0.52%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                   -16.98%       -2.00%           0.28%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                       8/1/02
   Return Before Taxes                                                              -27.69%       -1.81%           1.01%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                       8/1/02
   Return Before Taxes                                                              -24.28%       -1.54%           1.00%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            -38.61%       -3.46%           6.49%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                5.08%        4.21%           7.95%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              -15.46%        2.40%           4.60%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (SINCE 8/1/02)
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                2.88%        2.52%           2.85%
--------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U. S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U. S. Treasuries issues, debt of U. S. Government agencies, corporate debt guaranteed by the U. S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 14 for a description of the LifeModel Moderately Conservative Target Neutral Style Class Index Blend.


**** LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Index (40%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                    ALLOCATION
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)                         STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

     o From 70% to 90% of the Fund's net assets will be invested in Fifth Third bond funds.

     o From 10% to 30% of the Fund's net assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                     PERCENTAGE OF
FUND NAME                            FUND HOLDINGS
Small Cap Growth Fund ..................     0-15%
Mid Cap Growth Fund ....................     0-15%
Quality Growth Fund ....................     0-15%
Structured Large Cap Plus Fund .........     0-15%
Small Cap Value Fund ...................     0-15%
All Cap Value Fund .....................     0-15%
Disciplined Large Cap Value Fund .......     0-15%
International Equity Fund ..............      0-5%
High Yield Bond Fund ...................     0-20%
Total Return Bond Fund .................     0-60%
Short Term Bond Fund ...................     0-60%
Institutional Money Market Fund ........     0-20%
U.S. Treasury Money Market Fund ........     0-20%


The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS ALLOCATION.

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE
CLASS INDEX BLEND
Small Cap Growth Index(1) ................    1.0%
Small Cap Value Index(2) .................    1.0%
International Index(3) ...................    4.0%
Mid Cap Growth Index(4) ..................    2.0%
Mid Cap Value Index(5) ...................    2.0%
Large Cap Growth Index(6) ................    3.5%
Large Cap Value Index(7) .................    3.5%
Large Cap Core Index(8) ..................    3.0%
High Yield Bond Index(9) .................    4.0%
Total Return Bond Index(10) ..............   56.0%
Short Term Bond Index(11) ................   20.0%

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

------------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value- weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A shares. After tax returns for Class B and Class C shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


10.91%  3.50% 3.00% 6.87% 4.49% -17.50%
 2003    04    05    06    07      08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

-----------------------------------------------
Best quarter:  Q2 2003                    5.75%
-----------------------------------------------
Worst quarter: Q4 2008                   -8.94%
-----------------------------------------------
Year to Date Return (1/1/09 to 9/30/09): 13.34%
-----------------------------------------------

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE   PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (WITH 5.00% SALES CHARGE)                              8/1/02
   Return Before Taxes                                                              -21.65%       -1.38%           0.88%
   Return After Taxes on Distributions(1)                                           -22.90%       -2.84%          -0.54%
   Return After Taxes on Distributions and Sale of Fund Shares(1)                   -13.72%       -1.80%           0.09%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2) (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                      8/1/02
   Return Before Taxes                                                              -22.00%       -1.43%           0.95%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (WITH APPLICABLE CONTINGENT DEFERRED
   SALES CHARGE)                                                      8/1/02
   Return Before Taxes                                                              -18.10%       -1.10%           0.95%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (SINCE 8/1/02)
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            -38.61%       -3.46%           6.49%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (SINCE 8/1/02)
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                5.08%        4.21%           7.95%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               -6.38%        3.32%           4.70%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (SINCE 8/1/02)
LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                3.97%        3.36%           3.80%
--------------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U. S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000 Index.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U. S. Treasuries issues, debt of U. S. Government agencies, corporate debt guaranteed by the U. S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 18 for a description of the LifeModel Conservative Target Neutral Style Class Index Blend.


**** LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Index (20%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLES
--------------------------------------------------------------------------------
THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND
HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES                                                             SPECIALTY-ASSET
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            ALLOCATION STRATEGIES--FEE TABLE
------------------------------------------------------------------------------------------------------------------------
                            FIFTH THIRD LIFEMODEL                FIFTH THIRD LIFEMODEL          FIFTH THIRD LIFEMODEL
                             AGGRESSIVE FUND(SM)            MODERATELY AGGRESSIVE FUND(SM)        MODERATE FUND(SM)
------------------------------------------------------------------------------------------------------------------------
CLASS NAME                  A          B        C                A          B        C        A          B        C
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED
   ON PURCHASES           5.00%(1,2) None     None             5.00%(1,2) None     None     5.00%(1,2) None     None
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
   (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS   None       None     None             None       None     None     None       None     None
------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
   SALES LOAD             None       5.00%(3) 1.00%(4)         None       5.00%(3) 1.00%(4) None       5.00%(3) 1.00%(4)
------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES           0.15%      0.15%    0.15%            0.15%      0.15%    0.15%    0.15%      0.15%    0.15%
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE
  (12b-1) FEES            0.25%      1.00%    0.75%            0.25%      1.00%    0.75%    0.25%      1.00%    0.75%
------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES            0.41%      0.41%    0.65%            0.39%      0.39%    0.64%    0.29%      0.29%    0.54%
------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES
  (UNDERLYING
   FUNDS)(5)              1.17%      1.17%    1.17%            1.04%      1.04%    1.04%    0.91%      0.91%    0.91%
------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
   OPERATING
   EXPENSES(6)            1.98%      2.73%    2.72%            1.83%      2.58%    2.58%    1.60%      2.35%    2.35%
------------------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE
   REIMBURSEMENT(7)       0.48%      0.48%    0.47%            0.46%      0.46%    0.46%    0.36%      0.36%    0.36%
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(6),(8)       1.50%      2.25%    2.25%            1.37%      2.12%    2.12%    1.24%      1.99%    1.99%
------------------------------------------------------------------------------------------------------------------------


(1)   Lower sales charges are available depending upon the amount invested.


(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."


(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.


(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first twelve months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 37-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described herein.

(8) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The average weighted expense ratios for the underlying funds of the LifeModel Aggressive Fund(SM) are 1.17% for Class A, Class B and Class C shares, of the LifeModel Moderately Aggressive Fund(SM) are 1.04% for Class A, Class B and Class C shares; and of the LifeModel Moderate Fund(SM) are 0.91% for Class A, Class B and Class C shares.

SHAREHOLDER FEES AND FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------
FEE TABLES
-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                SPECIALTY-ASSET
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             ALLOCATION STRATEGIES--FEE TABLE
-----------------------------------------------------------------------------------------------------------------
                                                          FIFTH THIRD LIFEMODEL             FIFTH THIRD LIFEMODEL
                                                    MODERATELY CONSERVATIVE FUND(SM)         CONSERVATIVE FUND(SM)
-----------------------------------------------------------------------------------------------------------------
CLASS NAME                                              A            B        C        A          B        C
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES      5.00%(1,2)   None     None     5.00%(1,2) None     None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   REINVESTED DIVIDENDS                                None        None     None     None       None     None
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                            None        5.00%(3) 1.00%(4) None       5.00%(3) 1.00%(4)
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                       0.15%        0.15%    0.15%    0.15%      0.15%    0.15%
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                     0.25%        1.00%    0.75%    0.25%      1.00%    0.75%
-----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                        0.44%        0.44%    0.69%    0.50%      0.50%    0.75%
-----------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES
  AND EXPENSES (UNDERLYING FUNDS)(5)                  0.87%        0.87%    0.87%    0.75%      0.75%    0.75%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)               1.71%        2.46%    2.46%    1.65%      2.40%    2.40%
-----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)            0.51%        0.51%    0.51%    0.57%      0.57%    0.57%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(6),(8)                                   1.20%        1.95%    1.95%    1.08%      1.83%    1.83%
-----------------------------------------------------------------------------------------------------------------


(1)   Lower sales charges are available depending upon the amount invested.


(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."


(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.


(4) The CDSC for Class C shares of 1.00% applies to shares redeemed within the first twelve months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Funds for the 37-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Funds if it would result in the Funds exceeding the expense limitation described herein.

(7) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(8) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The estimated average weighted expense ratios for the underlying funds of the LifeModel Moderately Conservative Fund(SM) are 0.87% for Class A, Class B and Class C shares and of the LifeModel Conservative Fund(SM) are 0.75% for Class A, Class B and Class C shares.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------
Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


SPECIALTY-ASSET ALLOCATION STRATEGIES
--------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)              1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------
  CLASS A SHARES                           $645    $950   $1,380   $2,573
--------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption                     $728   $1,003  $1,509   $2,765
   Assuming no Redemption                  $228    $703   $1,309   $2,765
--------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption                     $328    $703   $1,306   $2,940
   Assuming no Redemption                  $228    $703   $1,306   $2,940
--------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)   1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------
  CLASS A SHARES                           $633    $912   $1,312   $2,427
--------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption                     $715    $964   $1,439   $2,618
   Assuming no Redemption                  $215    $664   $1,239   $2,618
--------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption                     $315    $664   $1,239   $2,803
   Assuming no Redemption                  $215    $664   $1,239   $2,803
--------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)                1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------
  CLASS A SHARES                           $620    $874   $1,226   $2,214
--------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption                     $702    $924   $1,351   $2,409
   Assuming no Redemption                  $202    $624   $1,151   $2,409
--------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption                     $302    $624   $1,151   $2,597
   Assuming no Redemption                  $202    $624   $1,151   $2,597
--------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) 1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------
  CLASS A SHARES                           $616    $862   $1,238   $2,290
--------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption                     $698    $912   $1,365   $2,486
   Assuming no Redemption                  $198    $612   $1,165   $2,486
--------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption                     $298    $612   $1,165   $2,673
   Assuming no Redemption                  $198    $612   $1,165   $2,673
--------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------
  CLASS A SHARES                           $605    $827   $1,191   $2,212
--------------------------------------------------------------------------
  CLASS B SHARES
   Assuming Redemption                     $686    $876   $1,317   $2,407
   Assuming no Redemption                  $186    $576   $1,117   $2,407
--------------------------------------------------------------------------
  CLASS C SHARES
   Assuming Redemption                     $286    $576   $1,117   $2,597
   Assuming no Redemption                  $186    $576   $1,117   $2,597
--------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


NAME POLICIES
--------------------------------------------------------------------------------
To comply with SEC rules regarding the use of descriptive words in a fund's name, some underlying Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each underlying Fund's policy is described in its summary description under the heading "Principal Investment Strategies." An underlying Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPALS RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------
The following is a brief summary of the principal investment strategies and principal risks of the other Fifth Third Funds that serve as underlying investments of the LifeModel Funds, each of which is offered through separate prospectuses. You may obtain a copy of the underlying funds' Prospectuses and Statements of Additional Information, without charge, by calling the Funds at 1-800-282-5706 or by visiting www.fifththirdfunds.com.


FTAM serves as investment adviser for each underlying fund. Each underlying fund pays a management fee to FTAM. Please see page 35 for more information. In addition to the principal investment strategies summarized below, when the Advisor (or, in the case of Fifth Third High Yield Bond Fund, the investment subadvisor, Fort Washington Investment Advisors, Inc. ("Fort Washington")) believes that market conditions warrant a temporary defensive posture, each underlying fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of such underlying fund to achieve its investment objective.


EACH LIFEMODEL FUND IS SUBJECT TO THE RISKS ASSOCIATED WITH THE UNDERLYING FUNDS IN WHICH IT INVESTS. FOR MORE INFORMATION REGARDING THE PRINCIPAL INVESTMENT RISKS IDENTIFIED BELOW WITH RESPECT TO EACH UNDERLYING FUND, PLEASE SEE PAGE 32, AND THE APPLICABLE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR SUCH UNDERLYING FUND.

PRINCIPAL INVESTMENT STRATEGIES -- UNDERLYING FUNDS
--------------------------------------------------------------------------------
FIFTH THIRD SMALL CAP GROWTH FUND

The Fifth Third Small Cap Growth Fund's ("Small Cap Growth Fund") fundamental investment objective is long-term capital appreciation. Under normal circumstances, the Small Cap Growth Fund invests at least 80% of its assets in the equity securities of small cap companies (defined as those companies included in the Russell 2000(R) Growth Index and companies with similar market capitalizations). The Small Cap Growth Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Small Cap Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Small Cap Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

Principal investment risks: The Small Cap Growth Fund is subject to Equity Securities Risk, Smaller Company Risk, Securities Lending Risk, and Growth Securities Risk.

FIFTH THIRD MID CAP GROWTH FUND

The Fifth Third Mid Cap Growth Fund's ("Mid Cap Growth Fund") fundamental investment objective is growth of capital. Income is a secondary objective.

Under normal circumstances, the Mid Cap Growth Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell Midcap(R) Growth Index and companies with similar market capitalizations. To achieve its secondary objective of income, the Mid Cap Growth Fund relies on dividend and interest income. The Mid Cap Growth Fund may invest up to 20% of its assets in common

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities and debt securities that pay interest. The Mid Cap Growth Fund seeks to outperform the Russell Midcap Growth index over rolling five-year periods. The Mid Cap Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation based disciplines for portfolio construction, with a particular focus on companies demonstrating above average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Mid Cap Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

Principal investment risks: The Mid Cap Growth Fund is subject to Equity Securities Risk, Medium-Sized Company Risk, Smaller Company Risk. Dividend Securities Risk, Growth Securities Risk, Convertible Securities Risk, Securities Lending Risk, and Fixed Income Securities Risk.

FIFTH THIRD QUALITY GROWTH FUND

The Fifth Third Quality Growth Fund's ("Quality Growth Fund") fundamental investment objective is growth of capital. Income is a secondary objective.

Under normal circumstances, the Quality Growth Fund invests at least 65% of its total assets in common stocks of growth companies, defined as those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Quality Growth Fund invests are U.S. companies with a market capitalization greater than $2 billion. The Quality Growth Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods.

To achieve its secondary objective of income, the Quality Growth Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Quality Growth Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the BBB major rating category or higher by Moody's or their unrated equivalents. The Quality Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Quality Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

Principal investment risks: The Quality Growth Fund is subject to Equity Securities Risk, Dividend Securities Risk, Growth Securities Risk, Smaller Company Risk, Large and Medium-Sized Company Risk, Convertible Securities Risk, Fixed Income Securities Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND


As described in the below summary, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund") may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . The substance of the dispute itself has not been resolved. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund(SM) indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.


The SLCP Fund's fundamental investment objective is long-term capital appreciation with current income as a secondary objective.


Under normal circumstances, the SLCP Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index and companies with similar market capitalizations. Under normal circumstances, the SLCP Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The SLCP Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The SLCP Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the SLCP Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the SLCP Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The SLCP Fund may not engage in securities lending.


The Advisor may consider selling a security held by the SLCP Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposure of the entire portfolio.

The SLCP Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The SLCP Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the SLCP Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The SLCP Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The SLCP Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The SLCP Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks, such as the risk that losses for the SLCP Fund will be magnified and the risk that interest and principal payments may be higher than investment returns. There is no assurance that the SLCP Fund's leveraging strategy will be successful.


Principal investment risks: The SLCP Fund is subject to Short Selling Risk (described above), Derivatives Risk, Equity Securities Risk, Turnover Risk, Larger Company Risk, Value Securities Risk, and Growth Securities Risk.


FIFTH THIRD SMALL CAP VALUE FUND

The Fifth Third Small Cap Value Fund's ("Small Cap Value Fund") fundamental investment objective is long-term capital appreciation.

Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Value Index and companies with similar market capitalizations. The Small Cap Value Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. Equity securities consist of common stock and securities convertible into common stock. The Small Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Small Cap Value Fund may engage in securities lending.

The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Small Cap Value Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

Principal investment risks: The Small Cap Value Fund is subject to Equity Securities Risk, Smaller Company Risk, Value Securities Risk, REIT Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD ALL CAP VALUE FUND

The Fifth Third All Cap Value Fund's ("All Cap Value Fund") fundamental investment objective is a high level of total return (using a combination of capital appreciation and income).

Under normal circumstances, the All Cap Value Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities in which the All Cap Value Fund invests consist of common stock and securities convertible into common stock. The All Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The All Cap Value Fund seeks to outperform the Russell 3000(R) Value Index over a long-term investment horizon. The Fund may engage in securities lending.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the All Cap Value Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management; or financial reporting.

Principal investment risks: The All Cap Value Fund is subject to Equity Securities Risk, Smaller Company Risk, Value Securities Risk, Convertible Securities Risk, Securities Lending Risk, and REIT Risk.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND

The Fifth Third Disciplined Large Cap Value Fund's ("Disciplined Large Cap Value Fund") fundamental investment objective is long-term capital appreciation with current income as a secondary objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

Under normal circumstances, the Disciplined Large Cap Value Fund invests at least 80% of its assets in equity securities of large capitalization companies (defined as those companies included in the Russell 1000(R) Value Index) and companies with similar market capitalizations. The Disciplined Large Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Disciplined Large Cap Value Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Disciplined Large Cap Value Fund may engage in securities lending.

Principal investment risks: The Disciplined Large Cap Value Fund is subject to Equity Securities Risk, Value Securities Risk, Larger Company Risk, Securities Lending Risk, and REIT Risk.

FIFTH THIRD INTERNATIONAL EQUITY FUND

The Fifth Third International Equity Fund's ("International Equity Fund") fundamental investment objective is long-term capital appreciation.

Under normal circumstances, the International Equity Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the International Equity Fund's portfolio are located in at least three countries other than the U.S.

The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East
Index(R) (the "EAFE Index"), but may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. Although the International Equity Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The International Equity Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to the risks associated with the different markets in which they trade and may not serve their intended purposes. The International Equity Fund may engage in securities lending.

Principal investment risks: The International Equity Fund is subject to Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Securities Lending Risk, and Derivatives Risk.

FIFTH THIRD HIGH YIELD BOND FUND

The Fifth Third High Yield Bond Fund's ("High Yield Bond Fund") fundamental investment objective is high level of income. Capital appreciation is a secondary objective.

Under normal circumstances, the High Yield Bond Fund invests at least 80% of its assets in non-investment grade debt securities. The High Yield Bond Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The High Yield Bond Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years. The High Yield Bond Fund may engage in securities lending.

Fort Washington serves as investment subadvisor to the High Yield Bond Fund pursuant to a sub-advisory agreement with the Advisor. In selecting portfolio securities, the High Yield Bond Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability.

Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:

      o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

      o     greater risk of loss due to default or declining credit quality;

      o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

      o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

Principal investment risks: The High Yield Bond Fund is subject to Fixed Income Securities Risk, Non-Investment Grade Securities Risk, Liquidity Risk, Securities Lending Risk, and Regulatory Risk.

FIFTH THIRD TOTAL RETURN BOND FUND

The Fifth Third Total Return Bond Fund's ("Total Return Bond Fund") fundamental investment objective is high current income. Capital growth is a secondary objective.

Under normal circumstances, the Total Return Bond Fund invests at least 80% of its assets in bonds. The bonds in which the Total Return Bond Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents. The Fund generally invests in high quality bonds. The Total Return Bond Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer's prospects for long-term growth of earnings and revenues. The Total Return Bond Fund may engage in securities lending.

U. S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U. S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Total Return Bond Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments. Although the Advisor considers the Total Return Bond Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration.

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--------------------------------------------------------------------------------

Principal investment risks: The Total Return Bond Fund is subject to Fixed Income Securities Risk, Pre-payment/Call Risk, Non-Investment Grade Securities Risk, Foreign Investment Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD SHORT TERM BOND FUND

The Fifth Third Short Term Bond Fund's ("Short Term Bond Fund") fundamental investment objective is current income.

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in bonds. The bonds in which the Short Term Bond Fund invests typically include corporate debt securities, mortgage-backed securities, asset-backed securities, and U.S. Government debt securities.

U. S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U. S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Short Term Bond Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Short Term Bond Fund also considers current yield and yield to maturity and potential or capital gain. The Short Term Bond Fund may consider selling a security if it falls below the minimum credit quality required for purchase. The Short Term Bond Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments. The Advisor may actively manage the Short Term Bond Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark. The Short Term Bond Fund may engage in securities lending.

Principal investment risks: The Short Term Bond Fund is subject to Fixed Income Securities Risk, Pre-Payment/Call Risk, Lower-Rated Securities Risk, Non-Investment Grade Securities Risk, Securities Lending Risk, and Foreign Investment Risk.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND

The Fifth Third Institutional Money Market Fund's ("Institutional Money Market Fund") fundamental investment objective is current income from short-term securities consistent with the stability of principal.

The Institutional Money Market Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will be able to do so. All of the Institutional Money Market Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Institutional Money Market Fund may engage in securities lending.

The Institutional Money Market Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Institutional Money Market Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

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The Institutional Money Market Fund reserves the right to invest up to 5% of its total assets in "second tier'' securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Institutional Money Market Fund's investment manager. Some corporate securities purchased by the Institutional Money Market Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Institutional Money Market Fund may also invest in repurchase agreements collateralized by the securities mentioned above.


The Institutional Money Market Fund does not participate in securities lending.

Principal investment risks: The Institutional Money Market Fund is subject to Interest Rate Risk, Net Asset Value Risk, Credit Risk, and Foreign Investment Risk.


FIFTH THIRD U.S. TREASURY MONEY MARKET FUND


Fifth Third U.S. Treasury Money Market Fund (the "U.S. Treasury Money Market Fund") invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the U.S. Treasury Money Market Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U. S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U. S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

The U.S. Treasury Money Market Fund does not participate in securities lending.

Principal investment risks: The U.S. Treasury Money Market Fund is subject to Interest Rate Risk and Net Asset Value Risk.


DESCRIPTION OF PRINCIPAL INVESTMENT RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

This section provides a description of the principal risks associated with the underlying funds in which each LifeModel Fund invests. As noted above, the Funds are subject to all of the risks to which the underlying funds in which such Fund invests, are subject.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

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CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to heightened risks associated with those kinds of investments.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. With respect to government-sponsored entities such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.


FOREIGN INVESTMENT RISK. Investments in foreign stocks or bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

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LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

LIQUIDITY RISK. Secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

NET ASSET VALUE RISK involves the possibility that a money market fund will be unable to meet its goal of a constant $1.00 per share.


NON-INVESTMENT GRADE SECURITIES RISK -- UNDERLYING FUNDS OTHER THAN HIGH YIELD BOND FUND. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by Standard & Poor's/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.


PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. TheFund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

MANAGEMENT FEES PAID BY UNDERLYING FUNDS


The management fees, after fee waivers, paid by the underlying funds in which the Funds invest, for the fiscal year ended July 31, 2009, are as follows:

                                 AS A PERCENTAGE OF
                                 AVERAGE NET ASSETS
---------------------------------------------------
Small Cap Growth Fund                  0.70%
---------------------------------------------------
Mid Cap Growth Fund                    0.70%
---------------------------------------------------
Quality Growth Fund                    0.80%
---------------------------------------------------
Structured Large Cap Plus Fund         0.70%
---------------------------------------------------
Small Cap Value Fund                   0.90%
---------------------------------------------------
All Cap Value Fund                     0.90%
---------------------------------------------------
Disciplined Large Cap Value Fund       0.70%
---------------------------------------------------
International Equity Fund              0.86%
---------------------------------------------------
High Yield Bond Fund*                  0.70%
---------------------------------------------------
Total Return Bond Fund                 0.45%
---------------------------------------------------
Short Term Bond Fund                   0.40%
---------------------------------------------------
Institutional Money Market Fund        0.10%
---------------------------------------------------
U.S. Treasury Money Market Fund        0.10%
---------------------------------------------------


*     The Advisor paid a portion of this fee to the Fund's subadvisor.

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

                                           Small Cap    Mid Cap     Quality     Small Cap   All Cap   Disciplined
                                             Growth     Growth      Growth       Value       Value     Large Cap     International
                                             Fund        Fund        Fund        Fund        Fund     Value Fund      Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                       X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                  X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                        X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                 X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                   X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                      X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options               X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                       X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                       X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts               X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                           X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                 X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded Funds ("ETFs")            X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                        X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations                           X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                      X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                      X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                   X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                     X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                             X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                    X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations       X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                         X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                      X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities            X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                              X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)         X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                         X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                 X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                            X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                            X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                  X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities             X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")     X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                          X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                       X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                     X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments        X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                      X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                  X            X           X            X           X               X           X
------------------------------------------------------------------------------------------------------------------------------------


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

                                                                                                                     Institu-  U.S
                           Structured             LifeModel            LifeModel                High   Total  Short  tional Treasury
                              Large    LifeModel Moderately Lifemodel  Moderately   Lifemodel   Yield  Return  Term  Money    Money
                            Cap Plus  Aggressive Aggresive  Moderate  Conservative Conservative Bond   Bond    Bond  Market   Market
                              Fund     Fund (SM) Fund (SM)  Fund (SM)   Fund (SM)    Fund (SM)  Fund   Fund    Fund  Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities         X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                    X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities          X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/
 When-Issueds                   X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                     X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options        X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts            X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Futures and Related
     Options                    X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options         X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Structured Notes            X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions         X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency
 Transactions                   X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment
 Contracts                      X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk
 Debt Securities                X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities             X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Investment Company
 Securities                     X          X          X         X           X            X        X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds            X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Exchange-Traded
     Funds ("ETFs")             X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds          X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations             X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments        X          X          X         X           X            X        X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances        X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit     X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper            X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements       X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Time Deposits               X          X          X         X           X            X        X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities      X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Collateralized
     Mortgage
     Obligations                X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls           X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities            X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments        X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign
 Securities                     X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment
 Trusts (REITs)                 X                                                                 X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities           X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
 Agreements                     X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                                                                                X      X       X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading              X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
Small and Micro
 Cap Equities                   X
------------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations            X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency
 Securities                     X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign
 Securities                     X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    American Depositary
     Receipts ("ADRs")          X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and
     Similar Debt
     Obligations                X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds            X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds         X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury
 Obligations                    X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------
Variable and Floating
 Rate Instruments               X                                                                 X      X       X     X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                        X
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt
 Obligations                    X                                                                 X      X       X     X        X
------------------------------------------------------------------------------------------------------------------------------------


                                                                              37

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
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INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Each underlying Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that each underlying Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Follow this section is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information
("SAI") for additional details regarding these permissible investments.


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Money Market Funds may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts: All Cap Value Fund, and Strategic Income Fund.


          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.


          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds may not invest in these.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Money Market Funds and Bond Funds may not invest in these.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly. The Money Market Funds may not invest in these.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

38

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

            CANADA BONDS: Issued by Canadian provinces.

            SOVEREIGN BONDS: Issued by the government of a foreign country.

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

                                                                              39

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

40

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------
Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds and Underlying Funds may fluctuate, as will the value of your investment in the Funds and Underlying Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

                                                                              41

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

42

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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SHORT SALES RISK. The Structured Large Cap Plus Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


Investment in Exchange-Traded Funds. The underlying Funds may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*


iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder. Upon meeting certain conditions, the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.



Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                             AS A PERCENTAGE OF
                                              AVERAGE NET ASSETS
----------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)                        0.03%
----------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)             0.03%
-----------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)                          0.03%
-----------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)           0.03%
-----------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)                      0.03%
-----------------------------------------------------------------


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003, of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005 and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since September 2007. Mr. Billeadeau currently serves as the Director of Small and Mid Cap Growth Strategies. He joined FTAM in 2003 and has 23 years of investment experience. Prior to joining FTAM, he joined Investment Advisers, Inc. and became a principal of Paladin Investment Associates upon its launch on December 1, 2000. Prior to that, he held positions with Bank of America Investment Management and American Express Financial Advisors, and served as the Director and Senior Portfolio Manager responsible for the Small and Mid Cap Growth strategies at Trade Street Investment Associates, Inc. Mr. Billeadeau currently serves on the Board of Directors at FactSet Research Systems and chairs the Audit Committee there, and is a member of the Twin City Society of Security Analysts. Mr. Billeadeau graduated from Princeton University with a B.S. in Economics and is a CFA charterholder.

FUND MANAGEMENT
--------------------------------------------------------------------------------


Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005, of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley is currently the Chief Fixed Income Officer, overseeing all Fixed Income operations. He joined FTAM in 2003, though he has been with Fifth Third Bancorp since 1988 through its acquisition of Old Kent Bank. He has 25 years of investment experience. Prior to joining FTAM, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is currently a member of the Detroit Bond Club, is on the investment committee for the Western Michigan University Endowment Fund, and has served as the President of the Investment Analysts' Society of Chicago-West Michigan Chapter. He graduated with a B.A. from Albion College and is a CFA charterholder.


E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003, and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006. Mr. Wirtz joined FTAM as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of these policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Funds' website (www.fifththirdfunds.com), in the section entitled
"Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The price of Fund shares is based on the Fund's NAV, which, for the LifeModel Fund, in turn is based on the NAVs of the underlying Funds in which they invest. Each Fund's NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Funds' Board of Trustees, the value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. In addition, under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Funds' Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------
In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares are responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------
You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders for the Funds must be received by the Funds' transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. All purchase orders for the Prime Money Market Fund must be received by the Funds' transfer agent by 4:00 p.m. Eastern Time in order to receive that day's NAV and dividends. Purchase orders received after 4:00 p.m. Eastern Time will be processed on the following business day.

You may purchase Class A and Class C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------
For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchange policies. Consult that entity for specific information. Some policy differences may include:

o     minimum initial or subsequent investment requirements

o     exchange policies


o     cut-off time for investments


o     redemption fees


If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Class A shares or Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is $500.

Subsequent investments must be in amounts of at least $50. The maximum investment for total purchases of Class C shares by a shareholder is $999,999. These limitations on purchases of Class C shares do not apply to retirement plans or omnibus accounts.

The investment limitations described above are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these stated limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Funds to your investment representative.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road,
Canton, MA 02021.

SYSTEMATIC INVESTMENT PROGRAM

You may make monthly systematic investments in Class A or Class C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Funds must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.

Orders to sell shares of the Funds received by the Funds' transfer agent after 4:00 p.m Eastern Time will be processed on the following business day and will be entitled to dividends until the processing date.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

      o     The address on file has been changed in the last 10 business days;

      o     The check is not being mailed to the address on your account;

      o     The check is not being made payable to the owner of the account; or

      o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders and for shareholders of the Fifth Third Funds prior to August 1, 2005.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUNDS
--------------------------------------------------------------------------------
Class A shares, Class B shares* and Class C shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.


                                 CLASS A                  CLASS B*                   CLASS C

---------------------------------------------------------------------------------------------------
CHARGE (LOAD)        Front-end sales charge   No front-end sales charge. No front-end sales charge.
                     (not applicable to money A contingent deferred      A contingent deferred
                     market funds); reduced   sales charge (CDSC) will   sales charge (CDSC) will
                     sales charges available  be imposed on shares       be imposed on shares
                     (see "Sales Charge       redeemed within 6 years    redeemed within 12
                     Reductions -- Class A    after purchase.            months after purchase.
                     shares")
---------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE Subject to annual        Subject to annual          Subject to annual
  (12B-1) FEE        distribution and         distribution and           distribution and
                     shareholder servicing    shareholder servicing fees shareholder servicing fees
                     fees of up to 0.25%      of up to 1.00% of the      of up to 0.75% of the
                     of the Fund's assets.    Fund's assets.             Fund's assets. (Also
                                                                         subject to a non-12b-1
                                                                         fee for shareholder
                                                                         servicing of up to 0.25%
                                                                         of the Fund's assets.)
---------------------------------------------------------------------------------------------------
FUND EXPENSES        Lower annual expenses    Higher annual expenses     Higher annual expenses
                     than Class B and         than Class A shares.       than Class A shares.
                     Class C shares.
---------------------------------------------------------------------------------------------------
CONVERSION           None                     Converts to Class A        None
                                              shares after 8 years.
---------------------------------------------------------------------------------------------------
MAXIMUM PURCHASE     None                     $99,999                    $999,999
  AMOUNT
---------------------------------------------------------------------------------------------------


* Effective May 11, 2007, Class B shares were closed to all new investments. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

Fifth Third Funds offers shares of certain classes of the following Funds:

FUND                                       CLASS A CLASS B* CLASS C
-------------------------------------------------------------------
LifeModel Aggressive Fund(SM)                 X       X        X
-------------------------------------------------------------------
LifeModel Moderately Aggressive Fund(SM)      X       X        X
-------------------------------------------------------------------
LifeModel Moderate Fund(SM)                   X       X        X
-------------------------------------------------------------------
LifeModel Moderately Conservative Fund(SM)    X       X        X
-------------------------------------------------------------------
LifeModel Conservative Fund(SM)               X       X        X
-------------------------------------------------------------------


* Class B shares are closed to all new investments. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                               SALES CHARGE
                                                   AS A      CHARGE
                                                  % OF        AS A %
                                                 OFFERING    OF YOUR     DEALER
                                                  PRICE     INVESTMENT REALLOWANCE
----------------------------------------------------------------------------------
LESS THAN $50,000                                 5.00%       5.26%      4.50%
----------------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000                    4.50%       4.71%      4.00%
----------------------------------------------------------------------------------
$100,000 BUT LESS THAN
  $250,000                                        3.50%       3.63%      3.00%
----------------------------------------------------------------------------------
$250,000 BUT LESS THAN
  $500,000                                        2.50%       2.56%      2.10%
----------------------------------------------------------------------------------
$500,000 BUT LESS THAN
  $1,000,000                                      2.00%       2.04%      1.70%
----------------------------------------------------------------------------------
$1,000,000 OR MORE(1)                             0.00%       0.00%        --(2)
----------------------------------------------------------------------------------


----------
(1) If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the twelfth month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.


(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares are closed to all new investments. Holders of Class B shares who sell their Class B shares before the end of the sixth year after purchase will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B shares are subject to the following CDSC schedule:

                                                           % OF NAV (AT TIME OF PURCHASE OR SALE
  YEAR OF REDEMPTION AFTER PURCHASE                          IF LOWER) DEDUCTED FROM PROCEEDS
------------------------------------------------------------------------------------------------
DURING THE FIRST YEAR                                                        5%
------------------------------------------------------------------------------------------------
DURING THE SECOND YEAR                                                       4%
------------------------------------------------------------------------------------------------
DURING THE THIRD OR FOURTH YEARS                                             3%
------------------------------------------------------------------------------------------------
DURING THE FIFTH YEAR                                                        2%
------------------------------------------------------------------------------------------------
DURING THE SIXTH YEAR                                                        1%
------------------------------------------------------------------------------------------------
DURING THE SEVENTH OR EIGHTH YEARS                                           0%
------------------------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SALES CHARGE REDUCTIONS -- CLASS A SHARES

The Funds offer reduced sales charges on Class A shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Fifth Third Fund held in your account or accounts listed under "Combination Privilege" below.

--------------------------------------------------------------------------------
AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.
--------------------------------------------------------------------------------

      o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

      o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below. Shareholders may include existing Class A, Class B and Class C shares (with the exception of Money Market Funds held in each class) in the rights of accumulation values to lower their sales charge on purchasing Class A shares.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

      o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A shares of the Prime Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Funds' sales charge reduction program can also be obtained free of charge on the Funds' web-site: www.fifththirdfunds.com.

SALES CHARGE WAIVERS CLASS A SHARES
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to:

      o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

      o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

      o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

      o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee- based financial planners and other types of financial institutions (including omnibus service providers).

      o     Shares purchased by former Kent Fund Investment Class shareholders.


CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

      o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

      o Redemptions from accounts following the death or disability of the shareholder.

      o Investors who purchased through a participant directed defined benefit plan.

      o     Returns of excess contributions to certain retirement plans.

      o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

      o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

      o Shares issued for sweep accounts when a sales commission was not paid at the time of purchase. In this case, the maximum purchase amount is waived also.


CLASS C SHARES

The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.

ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding each Fund's sales charges and breakpoint discounts is available by hyperlink on the Funds' Web site at www.fifththirdfunds.com.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REINSTATEMENT PRIVILEGE

If you have sold Class A shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES FOR ALL FUNDS

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class B and Class C shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

The 12b-1 fees vary by share class as follows:

      o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

      o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

      o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.


Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class B and Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A shares and paid a front-end sales charge.

--------------------------------------------------------------------------------
YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUNDS OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR
REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH
YOUR ACCOUNT. THE FUNDS CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

DEALER COMPENSATION AND INCENTIVES


The Distributor pays Dealers selling Class A shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges -- Class A Shares." Additionally, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of the Class A shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor or Advisor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000, as described in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The Distributor or the Advisor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, beginning in the 13th month following each sale, Dealers receive monthly ongoing compensation of up 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).


With respect to Class A, Class B and Class C shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.

In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.


The Advisor is not permitted to consider sales of shares of the Funds (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Since the Advisor or Distributor make up front dealer concession payments on Class C shares and Class A share finder fees (sales above $1 million or $500,000 for Short Term Bond Fund), the 12b-1 fee shareholder servicing fees and CDSCs, are retained by the Distributor or Advisor as reimbursement for such payments.





DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B or Class C shares because Class A shares have lower operating expenses than Class B or Class C shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared and paid quarterly by the LifeModel Funds(SM).


Capital gains, if any, are distributed at least annually.


As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


EXPENSES
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel Funds(SM), are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds(SM) invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. It is unlikely that the money market funds will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level.


A LifeModel Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of taxes payable by shareholders.


Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

FOREIGN INVESTMENTS

If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to reduced tax rates or exemption from foreign tax on this income. A fund's effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                    CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                 RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                ------------------------------                ----------------------


                                                                NET REALIZED
                                                                    AND
                                                                 UNREALIZED     CHANGE IN
                                    NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                      VALUE,         NET           FROM         RESULTING      NET          NET
                                    BEGINNING    INVESTMENT     INVESTMENT         FROM     INVESTMENT   REALIZED
                                    OF PERIOD   INCOME/(LOSS)   TRANSACTIONS     OPERATIONS    INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                    $13.49       0.17#(&)        (3.52)#        (3.35)      (0.22)       (1.25)
Year ended 7/31/08                    $16.51       0.18#(&)        (1.58)#        (1.40)      (0.46)       (1.16)
Year ended 7/31/07                    $14.53       0.10#(&)         2.38#          2.48       (0.09)       (0.41)
Year ended 7/31/06                    $14.32       0.17#            0.51#          0.68       (0.16)       (0.31)
Year ended 7/31/05                    $12.45       0.12#            1.95#          2.07       (0.12)       (0.08)
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                    $13.12       0.11#(&)        (3.44)#        (3.33)      (0.16)       (1.25)
Year ended 7/31/08                    $16.11       0.06#(&)        (1.52)#        (1.46)      (0.37)       (1.16)
Year ended 7/31/07                    $14.24      (0.02)#(&)        2.33#          2.31       (0.02)       (0.42)
Year ended 7/31/06                    $14.08       0.06#            0.51#          0.57       (0.10)       (0.31)
Year ended 7/31/05                    $12.30       0.03#            1.90#          1.93       (0.07)       (0.08)
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                    $13.11       0.11#(&)        (3.44)#        (3.33)      (0.16)       (1.25)
Year ended 7/31/08                    $16.11       0.05#(&)        (1.52)#        (1.47)      (0.37)       (1.16)
Year ended 7/31/07                    $14.24      (0.04)#(&)        2.35#          2.31       (0.03)       (0.41)
Year ended 7/31/06                    $14.08       0.06#            0.51#          0.57       (0.10)       (0.31)
Year ended 7/31/05                    $12.30       0.03#            1.90#          1.93       (0.07)       (0.08)
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS A SHARES
Year ended 7/31/09                    $12.83       0.26#(&)        (2.72)#        (2.46)      (0.34)       (0.91)
Year ended 7/31/08                    $15.42       0.27#(&)        (1.34)#        (1.07)      (0.41)       (1.11)
Year ended 7/31/07                    $13.96       0.21#(&)         1.83#          2.04       (0.22)       (0.36)
Year ended 7/31/06                    $13.89       0.26#            0.33#          0.59       (0.25)       (0.27)
Year ended 7/31/05                    $12.47       0.19#            1.49#          1.68       (0.18)       (0.08)
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS B SHARES
Year ended 7/31/09                    $12.72       0.18#(&)        (2.69)#        (2.51)      (0.28)       (0.91)
Year ended 7/31/08                    $15.34       0.17#(&)        (1.33)#        (1.16)      (0.35)       (1.11)
Year ended 7/31/07                    $13.90       0.10#(&)         1.82#          1.92       (0.11)       (0.37)
Year ended 7/31/06                    $13.83       0.15#            0.34#          0.49       (0.15)       (0.27)
Year ended 7/31/05                    $12.42       0.09#            1.48#          1.57       (0.08)       (0.08)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS C SHARES
Year ended 7/31/09                    $12.71       0.18#(&)        (2.67)#        (2.49)      (0.28)       (0.91)
Year ended 7/31/08                    $15.34       0.19#(&)        (1.36)#        (1.17)      (0.35)       (1.11)
Year ended 7/31/07                    $13.89       0.10#(&)         1.83#          1.93       (0.11)       (0.37)
Year ended 7/31/06                    $13.83       0.15#            0.33#          0.48       (0.15)       (0.27)
Year ended 7/31/05                    $12.41       0.09#            1.49#          1.58       (0.08)       (0.08)
------------------------------------------------------------------------------------------------------------------

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                  ------------------------------------------------------
                                                                           RATIOS OF  RATIOS OF
                                                 NET     TOTAL     NET     EXPENSES   EXPENSES   RATIOS OF NET
                                    TOTAL       ASSET   RETURN    ASSETS,     TO         TO       INVESTMENT
                                  DIVIDENDS     VALUE, (EXCLUDES  END OF   AVERAGE    AVERAGE    INCOME/(LOSS) PORTFOLIO
                                     AND        END OF   SALES    PERIOD      NET        NET       TO AVERAGE   TURNOVER
                                DISTRIBUTIONS   PERIOD  CHARGE)   (000'S)  ASSETS (a) ASSETS (b)  NET ASSETS   RATE (c)
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                   (1.47)     $ 8.67  (23.12)%  $ 28,126    0.81%      0.33%        1.95%        9%
Year ended 7/31/08                   (1.62)     $13.49   (9.74)%  $ 44,892    0.74%      0.33%        1.19%       26%
Year ended 7/31/07                   (0.50)     $16.51   17.29%   $ 57,421    0.73%      0.33%        0.62%       14%
Year ended 7/31/06                   (0.47)     $14.53    4.80%   $ 50,416    0.72%      0.33%        1.15%       14%
Year ended 7/31/05                   (0.20)     $14.32   16.59%   $ 47,172    0.72%      0.33%        0.91%       35%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                   (1.41)     $ 8.38  (23.68)%  $  7,893    1.56%      1.08%        1.24%        9%
Year ended 7/31/08                   (1.53)     $13.12  (10.41)%  $ 13,202    1.49%      1.08%        0.39%       26%
Year ended 7/31/07                   (0.44)     $16.11   16.44%   $ 18,547    1.49%      1.08%       (0.13%)      14%
Year ended 7/31/06                   (0.41)     $14.24   4.10%    $ 16,926    1.47%      1.08%        0.39%       14%
Year ended 7/31/05                   (0.15)     $14.08   15.73%   $ 16,203    1.47%      1.08%        0.15%       35%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                   (1.41)     $ 8.37  (23.70)%  $  1,342    1.55%      1.08%        1.24%        9%
Year ended 7/31/08                   (1.53)     $13.11  (10.44)%  $  2,236    1.49%      1.08%        0.36%       26%
Year ended 7/31/07                   (0.44)     $16.11   16.45%   $  3,016    1.49%      1.08%       (0.24%)      14%
Year ended 7/31/06                   (0.41)     $14.24    4.11%   $  2,661    1.47%      1.08%        0.37%       14%
Year ended 7/31/05                   (0.15)     $14.08   15.80%   $  2,164    1.47%      1.08%        0.14%       35%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS A SHARES
Year ended 7/31/09                   (1.25)     $ 9.12  (17.73)%  $ 64,959    0.79%      0.33%        2.77%        8%
Year ended 7/31/08                   (1.52)     $12.83   (7.95)%  $ 98,658    0.73%      0.33%        1.89%       26%
Year ended 7/31/07                   (0.58)     $15.42   14.82%   $127,824    0.72%      0.33%        1.42%       20%
Year ended 7/31/06                   (0.52)     $13.96    4.36%   $128,564    0.70%      0.33%        1.86%       19%
Year ended 7/31/05                   (0.26)     $13.89   13.53%   $125,130    0.69%      0.33%        1.38%       35%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS B SHARES
Year ended 7/31/09                   (1.19)     $ 9.02  (18.37)%  $ 27,726    1.54%      1.08%        2.03%        8%
Year ended 7/31/08                   (1.46)     $12.72   (8.65)%  $ 43,036    1.48%      1.08%        1.20%       26%
Year ended 7/31/07                   (0.48)     $15.34   13.97%   $ 56,679    1.47%      1.08%        0.68%       20%
Year ended 7/31/06                   (0.42)     $13.90    3.63%   $ 53,395    1.45%      1.08%        1.10%       19%
Year ended 7/31/05                   (0.16)     $13.83   12.68%   $ 50,000    1.44%      1.08%        0.62%       35%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE
FUND(SM) CLASS C SHARES
Year ended 7/31/09                   (1.19)     $ 9.03  (18.28)%  $  3,375    1.54%      1.08%        1.99%        8%
Year ended 7/31/08                   (1.46)     $12.71   (8.73)%  $  6,077    1.48%      1.08%        1.35%       26%
Year ended 7/31/07                   (0.48)     $15.34   13.98%   $  9,012    1.47%      1.08%        0.68%       20%
Year ended 7/31/06                   (0.42)     $13.89    3.53%   $  8,196    1.45%      1.08%        1.11%       19%
Year ended 7/31/05                   (0.16)     $13.83   12.75%   $  9,034    1.44%      1.08%        0.62%       35%
------------------------------------------------------------------------------------------------------------------------

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                               ---------------------------                -------------------
                                                               NET REALIZED
                                                                    AND
                                                                UNREALIZED    CHANGE IN
                                    NET ASSET                  GAINS/(LOSSES) NET ASSETS
                                     VALUE,          NET           FROM       RESULTING     NET       NET
                                    BEGINNING     INVESTMENT    INVESTMENT      FROM     INVESTMENT REALIZED
                                  OF PERIOD      INCOME/(LOSS) TRANSACTIONS  OPERATIONS   INCOME     GAINS
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                   $11.42        0.32#(&)       (1.81)#       (1.49)     (0.40)   (0.53)
Year ended 7/31/08                   $13.32        0.33#(&)       (1.06)#       (0.73)     (0.41)   (0.76)
Year ended 7/31/07                   $12.41        0.29#(&)        1.22#         1.51      (0.30)   (0.30)
Year ended 7/31/06                   $12.50        0.30#           0.15#         0.45      (0.30)   (0.24)
Year ended 7/31/05                   $11.56        0.24#           0.96#         1.20      (0.23)   (0.03)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                   $11.37        0.25#(&)       (1.80)#       (1.55)     (0.34)   (0.53)
Year ended 7/31/08                   $13.25        0.24#(&)       (1.05)#       (0.81)     (0.31)   (0.76)
Year ended 7/31/07                   $12.35        0.19#(&)        1.21#         1.40      (0.20)   (0.30)
Year ended 7/31/06                   $12.45        0.21#           0.14#         0.35      (0.21)   (0.24)
Year ended 7/31/05                   $11.51        0.14#           0.97#         1.11      (0.14)   (0.03)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                   $11.37        0.25#(&)       (1.80)#       (1.55)     (0.34)   (0.53)
Year ended 7/31/08                   $13.26        0.24#(&)       (1.06)#       (0.82)     (0.31)   (0.76)
Year ended 7/31/07                   $12.36        0.19#(&)        1.21#         1.40      (0.20)   (0.30)
Year ended 7/31/06                   $12.45        0.21#           0.14#         0.35      (0.20)   (0.24)
Year ended 7/31/05                   $11.51        0.15#           0.96#         1.11      (0.14)   (0.03)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS A SHARES
Year ended 7/31/09                   $10.32        0.32#(&)       (1.40)#       (1.08)     (0.39)   (0.52)
Year ended 7/31/08                   $11.93        0.33#(&)       (0.89)#       (0.56)     (0.39)   (0.66)
Year ended 7/31/07                   $11.35        0.31#(&)        0.92#         1.23      (0.32)   (0.33)
Year ended 7/31/06                   $11.58        0.32#           0.03#         0.35      (0.31)   (0.27)
Year ended 7/31/05                   $10.93        0.25#           0.73#         0.98      (0.24)   (0.09)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS B SHARES
Year ended 7/31/09                   $10.29        0.25#(&)       (1.38)#       (1.13)     (0.34)   (0.52)
Year ended 7/31/08                   $11.88        0.25#(&)       (0.89)#       (0.64)     (0.29)   (0.66)
Year ended 7/31/07                   $11.30        0.22#(&)        0.92#         1.14      (0.23)   (0.33)
Year ended 7/31/06                   $11.54        0.24#           0.02#         0.26      (0.23)   (0.27)
Year ended 7/31/05                   $10.90        0.17#           0.72#         0.89      (0.16)   (0.09)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS C SHARES
Year ended 7/31/09                   $10.30        0.26#(&)       (1.39)#       (1.13)     (0.34)   (0.52)
Year ended 7/31/08                   $11.89        0.25#(&)       (0.89)#       (0.64)     (0.29)   (0.66)
Year ended 7/31/07                   $11.32        0.22#(&)        0.91#         1.13      (0.23)   (0.33)
Year ended 7/31/06                   $11.54        0.24#           0.03#         0.27      (0.22)   (0.27)
Year ended 7/31/05                   $10.90        0.17#           0.72#         0.89      (0.16)   (0.09)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                   $ 9.87        0.39#(&)       (0.91)#       (0.52)     (0.44)   (0.17)
Year ended 7/31/08                   $10.97        0.39#(&)       (0.79)#       (0.40)     (0.40)   (0.30)
Year ended 7/31/07                   $10.70        0.38#(&)        0.49#         0.87      (0.38)   (0.22)
Year ended 7/31/06                   $10.90        0.37#(&)       (0.09)#        0.28      (0.37)   (0.11)
Year ended 7/31/05                   $10.64        0.30#           0.34#         0.64      (0.29)   (0.09)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                   $ 9.83        0.32#(&)       (0.90)#       (0.58)     (0.38)   (0.17)
Year ended 7/31/08                   $10.95        0.31#(&)       (0.80)#       (0.49)     (0.33)   (0.30)
Year ended 7/31/07                   $10.67        0.29#(&)        0.50#         0.79      (0.30)   (0.21)
Year ended 7/31/06                   $10.87        0.29#(&)       (0.09)#        0.20      (0.29)   (0.11)
Year ended 7/31/05                   $10.61        0.22#           0.34#         0.56      (0.21)   (0.09)
------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                   $ 9.84        0.32#(&)       (0.90)#       (0.58)     (0.38)   (0.17)
Year ended 7/31/08                   $10.95        0.31#(&)       (0.79)#       (0.48)     (0.33)   (0.30)
Year ended 7/31/07                   $10.67        0.29#(&)        0.51#         0.80      (0.30)   (0.22)
Year ended 7/31/06                   $10.88        0.29#(&)       (0.11)#        0.18      (0.28)   (0.11)
Year ended 7/31/05                   $10.61        0.23#           0.34#         0.57      (0.21)   (0.09)
------------------------------------------------------------------------------------------------------------------


(a)   Before waivers and reimbursements.

(b)   Net of waivers and reimbursements.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


#     Represents income or gains/(losses) from affiliates.

&     Average shares method used in calculation.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS

         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                  ------------------------------------------------------
                                                                              RATIOS OF  RATIOS OF
                                                    NET     TOTAL     NET     EXPENSES   EXPENSES   RATIOS OF NET
                                       TOTAL       ASSET   RETURN    ASSETS,     TO         TO       INVESTMENT
                                     DIVIDENDS     VALUE, (EXCLUDES  END OF   AVERAGE    AVERAGE    INCOME/(LOSS) PORTFOLIO
                                        AND        END OF   SALES    PERIOD      NET        NET       TO AVERAGE   TURNOVER
                                   DISTRIBUTIONS   PERIOD  CHARGE)   (000'S)  ASSETS (a) ASSETS (b)  NET ASSETS   RATE (c)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                     (0.93)      $ 9.00 (12.09)%  $ 48,590    0.69%       0.33%        3.53%        7%
Year ended 7/31/08                     (1.17)      $11.42  (6.21)%  $ 71,338    0.68%       0.33%        2.67%       23%
Year ended 7/31/07                     (0.60)      $13.32  12.32%   $ 92,719    0.69%       0.33%        2.23%       18%
Year ended 7/31/06                     (0.54)      $12.41   3.65%   $100,588    0.68%       0.33%        2.46%       30%
Year ended 7/31/05                     (0.26)      $12.50  10.43%   $106,044    0.67%       0.33%        1.92%       41%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                     (0.87)      $ 8.95 (12.76)%  $ 20,489    1.44%       1.08%        2.78%        7%
Year ended 7/31/08                     (1.07)      $11.37  (6.87)%  $ 32,003    1.43%       1.08%        1.93%       23%
Year ended 7/31/07                     (0.50)      $13.25  11.47%   $ 43,013    1.44%       1.08%        1.48%       18%
Year ended 7/31/06                     (0.45)      $12.35   2.82%   $ 43,234    1.43%       1.08%        1.70%       30%
Year ended 7/31/05                     (0.17)      $12.45   9.58%   $ 44,111    1.42%       1.08%        1.17%       41%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                     (0.87)      $ 8.95 (12.77)%  $  2,709    1.44%       1.08%        2.78%        7%
Year ended 7/31/08                     (1.07)      $11.37  (6.95)%  $  4,333    1.43%       1.08%        1.92%       23%
Year ended 7/31/07                     (0.50)      $13.26  11.46%   $  6,158    1.44%       1.08%        1.48%       18%
Year ended 7/31/06                     (0.44)      $12.36   2.88%   $  6,495    1.43%       1.08%        1.70%       30%
Year ended 7/31/05                     (0.17)      $12.45   9.64%   $  7,912    1.42%       1.08%        1.16%       41%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS A SHARES
Year ended 7/31/09                     (0.91)      $ 8.33  (9.36)%  $ 16,941    0.84%       0.33%        3.81%        8%
Year ended 7/31/08                     (1.05)      $10.32  (5.30)%  $ 25,200    0.79%       0.33%        2.92%       25%
Year ended 7/31/07                     (0.65)      $11.93  10.96%   $ 35,676    0.79%       0.33%        2.63%       30%
Year ended 7/31/06                     (0.58)      $11.35   3.14%   $ 37,479    0.75%       0.33%        2.80%       22%
Year ended 7/31/05                     (0.33)      $11.58   8.97%   $ 41,446    0.72%       0.33%        2.18%       38%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS B SHARES
Year ended 7/31/09                     (0.86)      $ 8.30 (10.03)%  $  8,292    1.59%       1.08%        3.06%        8%
Year ended 7/31/08                     (0.95)      $10.29  (5.94)%  $ 13,891    1.54%       1.08%        2.25%       25%
Year ended 7/31/07                     (0.56)      $11.88  10.17%   $ 18,839    1.54%       1.08%        1.89%       30%
Year ended 7/31/06                     (0.50)      $11.30   2.28%   $ 20,488    1.50%       1.08%        2.05%       22%
Year ended 7/31/05                     (0.25)      $11.54   8.10%   $ 22,752    1.47%       1.08%        1.44%       38%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE
FUND(SM) CLASS C SHARES
Year ended 7/31/09                     (0.86)      $ 8.31 (10.00)%  $  1,264    1.59%       1.08%        3.09%        8%
Year ended 7/31/08                     (0.95)      $10.30  (5.93)%  $  2,071    1.54%       1.08%        2.23%       25%
Year ended 7/31/07                     (0.56)      $11.89  10.08%   $  2,755    1.54%       1.08%        1.88%       30%
Year ended 7/31/06                     (0.49)      $11.32   2.43%   $  3,058    1.50%       1.08%        2.05%       22%
Year ended 7/31/05                     (0.25)      $11.54   8.18%   $  4,029    1.47%       1.08%        1.42%       38%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS A SHARES
Year ended 7/31/09                     (0.61)      $ 8.74  (4.77)%  $  9,914    0.90%       0.33%        4.52%        6%
Year ended 7/31/08                     (0.70)      $ 9.87  (3.93)%  $ 12,908    0.88%       0.33%        3.68%       23%
Year ended 7/31/07                     (0.60)      $10.97   8.33%   $ 15,083    0.89%       0.33%        3.44%       24%
Year ended 7/31/06                     (0.48)      $10.70   2.62%   $ 16,138    0.82%       0.33%        3.45%       15%
Year ended 7/31/05                     (0.38)      $10.90   6.13%   $ 20,014    0.79%       0.33%        2.76%       46%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS B SHARES
Year ended 7/31/09                     (0.55)      $ 8.70  (5.45)%  $  5,099    1.65%       1.08%        3.76%        6%
Year ended 7/31/08                     (0.63)      $ 9.83  (4.78)%  $  7,253    1.63%       1.08%        2.97%       23%
Year ended 7/31/07                     (0.51)      $10.95   7.53%   $  9,242    1.64%       1.07%        2.69%       24%
Year ended 7/31/06                     (0.40)      $10.67   1.83%   $ 10,208    1.57%       1.08%        2.69%       15%
Year ended 7/31/05                     (0.30)      $10.87   5.34%   $ 12,688    1.54%       1.08%        2.01%       46%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)
CLASS C SHARES
Year ended 7/31/09                     (0.55)      $ 8.71  (5.45)%  $  1,788    1.65%       1.08%        3.74%        6%
Year ended 7/31/08                     (0.63)      $ 9.84  (4.70)%  $  2,250    1.63%       1.08%        2.91%       23%
Year ended 7/31/07                     (0.52)      $10.95   7.59%   $  3,091    1.64%       1.07%        2.67%       24%
Year ended 7/31/06                     (0.39)      $10.67   1.72%   $  3,816    1.57%       1.08%        2.68%       15%
Year ended 7/31/05                     (0.30)      $10.88   5.30%   $  5,304    1.54%       1.08%        2.01%       46%
---------------------------------------------------------------------------------------------------------------------------

ADDRESSES
-------------------------------------------------------------------------------------
Fifth Third Funds                                 Fifth Third Funds
LifeModel Funds(SM)                               38 Fountain Square Plaza
Class A Shares                                    Cincinnati, Ohio 45202
Class B Shares
Class C Shares
-------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant  Fifth Third Asset Management, Inc.
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------
Distributor                                       FTAM Funds Distributor, Inc.
                                                  1290 Broadway, Suite 1100
                                                  Denver, Colorado 80203
-------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator   State Street Bank and Trust Company
                                                  State Street Financial Center
                                                  One Lincoln Street
                                                  Boston, Massachusetts 02111-2900
-------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent      Boston Financial Data Services, Inc.
                                                  30 Dan Road
                                                  Canton, Massachusetts 02021
-------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP
                                                  1100 Walnut, Suite 1300
                                                  Kansas City, MO 64106
-------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:


                                FIFTH THIRD FUNDS
                                    BOX 8043
                             BOSTON, MA 02266-8043
                      YOU CAN ALSO ACCESS THESE DOCUMENTS,
     FREE OF CHARGE ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------


          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

      o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

      o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

                             BEYOND THE TRADITIONAL

                                 1-800-282-5706

                             WWW.FIFTHTHIRDFUNDS.COM



FTF-PRO-LMR1109

                                                               FIFTH THIRD FUNDS



LIFEMODEL FUNDS(SM)


Prospectus


Institutional Shares



November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                                    Advised by:
                                                    F T A M
                                                    FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
LIFEMODEL FUNDS(SM)
INSTITUTIONAL SHARES




TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

OBJECTIVES, STRATEGIES AND RISKS

SPECIALTY-ASSET ALLOCATION STRATEGIES
LifeModel Aggressive Fund(SM) ................   2
LifeModel Moderately Aggressive Fund(SM) .....   6
LifeModel Moderate Fund(SM) ..................  10
LifeModel Moderately Conservative Fund(SM) ...  14
LifeModel Conservative Fund(SM) ..............  18

SHAREHOLDER FEES AND FUND EXPENSES
Fee Tables ...................................  22
Expense Examples .............................  23

ADDITIONAL INFORMATION ABOUT THE
   FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
Name Policies ................................  23
Principal Investment Strategies and Principal
   Risks of the Underlying Funds .............  24
Investment Practices .........................  33
Investment Risks .............................  39
Additional Information about the Funds .......  42

FUND MANAGEMENT
Investment Advisor ...........................  42
Portfolio Managers ...........................  43
Portfolio Holdings ...........................  43

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ...........  44
Abusive Trading Practices ....................  45
Purchasing and Adding To Your Shares .........  45
Selling Your Shares ..........................  46
Exchanging Your Shares .......................  48
Dividends and Capital Gains ..................  48
Expenses .....................................  49
Taxation .....................................  49

FINANCIAL HIGHLIGHTS .........................  51

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the LifeModel Funds(SM) (each, a "Fund" and, collectively, the "Funds"), that are each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All Funds are managed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that any Fund will achieve its objective.

                                                                SPECIALTY-ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)                         STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

     o From 80% to 100% of the Fund's net assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's net assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.


The Fund invests its assets in the underlying mutual funds within the following ranges:

                                   PERCENTAGE OF
FUND NAME                          FUND HOLDINGS
Small Cap Growth Fund .................    0-50%
Mid Cap Growth Fund ...................    0-50%
Quality Growth Fund ...................    0-50%
Structured Large Cap Plus Fund ........    0-50%
Small Cap Value Fund ..................    0-50%
All Cap Value Fund ....................    0-50%
Disciplined Large Cap Value Fund ......    0-50%
International Equity Fund .............    0-25%
High Yield Bond Fund ..................    0-20%
Total Return Bond Fund ................    0-20%
Short Term Bond Fund ..................    0-20%
Institutional Money Market Fund .......    0-10%
U.S. Treasury Money Market Fund .......    0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS
ALLOCATIONS.

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index1 .............    4.5%
Small Cap Value Index2 ..............    4.5%
International Index3 ................   18.0%
Mid Cap Growth Index4 ...............    9.0%
Mid Cap Value Index5 ................    9.0%
Large Cap Growth Index6 .............   15.5%
Large Cap Value Index7 ..............   15.5%
Large Cap Core Index8 ...............   14.0%
High Yield Bond Index9 ..............   0.50%
Total Return Bond Index10 ...........    7.0%
Short Term Bond Index11 .............    2.5%




-------------------
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."


PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

2003           34.07%
04              8.61%
05              7.55%
06             14.12%
07              9.22%
08            -39.23%



The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:            Q2 2003          17.60%
Worst quarter:           Q4 2008         -22.91%
Year to Date Return (1/1/09 to 9/30/09):  19.69%
------------------------------------------------

FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
----------------------------------------------------------------------------------------------------------------
                                                       INCEPTION DATE    PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                       8/1/02
   Return Before Taxes                                                    -39.23%    -2.42%         2.37%
   Return After Taxes on Distributions(1)                                 -40.88%    -3.75%         1.18%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                                              -23.91%    -2.15%         1.90%
----------------------------------------------------------------------------------------------------------------
WILSHIRE 5000 INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES                                  (SINCE 8/1/02)
   OR TAXES)                                                              -38.61%    -3.46%         6.49%
----------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**                            (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      5.08%     4.21%         7.95%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***                                  (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    -35.32%    -0.26%         3.89%
----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****                                 (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      0.13%     0.41%         0.51%
----------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 2 for a description of the LifeModel Aggressive Target Neutral Style Class Index Blend.


**** LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Composite Index (90%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)               STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

     o From 60% to 80% of the Fund's net assets will be invested in Fifth Third equity funds.

     o From 20% to 40% of the Fund's net assets will be invested in Fifth Third bond funds.

     o Up to 10% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                   PERCENTAGE OF
FUND NAME                          FUND HOLDINGs
Small Cap Growth Fund ..................   0-40%
Mid Cap Growth Fund ....................   0-40%
Quality Growth Fund ....................   0-40%
Structured Large Cap Plus Fund .........   0-40%
Small Cap Value Fund ...................   0-40%
All Cap Value Fund .....................   0-40%
Disciplined Large Cap Value Fund .......   0-40%
International Equity Fund ..............   0-20%
High Yield Bond Fund ...................   0-20%
Total Return Bond Fund .................   0-30%
Short Term Bond Fund ...................   0-30%
Institutional Money Market Fund ........   0-10%
U.S. Treasury Money Market Fund ........   0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS
ALLOCATIONS.

LIFEMODEL MODERATELY AGGRESSIVE
TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index(1)                   3.5%
Small Cap Value Index(2)                    3.5%
International Index(3)                     14.0%
Mid Cap Growth Index(4)                     7.0%
Mid Cap Value Index(5)                      7.0%
Large Cap Growth Index(6)                  12.0%
Large Cap Value Index(7)                   12.0%
Large Cap Core Index(8)                    11.0%
High Yield Bond Index(9)                    1.5%
Total Return Bond Index(10)                21.0%
Short Term Bond Index(11)                   7.5%


-------------------
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
2003            27.55%
04               7.32%
05               6.18%
06              12.51%
07               7.95%
08             -33.22%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:            Q2 2003          13.93%
Worst quarter:           Q4 2008         -18.73%
Year to Date Return (1/1/09 to 9/30/09):  18.03%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
----------------------------------------------------------------------------------------------------------------------
                                                              INCEPTION DATE  PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                8/1/02
   Return Before Taxes                                                         -33.22%   -1.56%            3.06%
   Return After Taxes on Distributions(1)                                      -34.71%   -3.00%            1.72%
   Return After Taxes on Distributions and Sale of Fund Shares(1)              -20.31%   -1.61%            2.29%
----------------------------------------------------------------------------------------------------------------------
WILSHIRE 5000 INDEX*                                                                                   (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         -38.61%   -3.46%            6.49%
----------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**                                   (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           5.08%    4.21%            7.95%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***                              (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         -27.84%    0.86%            4.25%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****                             (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           1.22%    1.25%            1.44%
----------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** See page 6 for a description of the LifeModel Moderately Aggressive Target Neutral Style Class Index Blend.

**** LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Composite Index (70%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                              SPECIALTY-ASSET
                                                                ALLOCATION
FIFTH THIRD LIFEMODEL MODERATE FUND(SM)                         STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

     o From 40% to 60% of the Fund's net assets will be invested in Fifth Third equity funds.

     o From 40% to 60% of the Fund's net assets will be invested in Fifth Third bond funds.

     o Up to 15% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                   PERCENTAGE OF
FUND NAME                          FUND HOLDINGS
Small Cap Growth Fund .................    0-30%
Mid Cap Growth Fund ...................    0-30%
Quality Growth Fund ...................    0-30%
Structured Large Cap Plus Fund ........    0-30%
Small Cap Value Fund ..................    0-30%
All Cap Value Fund ....................    0-30%
Disciplined Large Cap Value Fund ......    0-30%
International Equity Fund .............    0-15%
High Yield Bond Fund ..................    0-20%
Total Return Bond Fund ................    0-40%
Short Term Bond Fund ..................    0-40%
Institutional Money Market Fund .......    0-15%
U.S. Treasury Money Market Fund .......    0-15%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS
ALLOCATIONS.

LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index(1) ...........    2.5%
Small Cap Value Index(2) ............    2.5%
International Index(3) ..............   10.0%
Mid Cap Growth Index(4) .............    5.0%
Mid Cap Value Index(5) ..............    5.0%
Large Cap Growth Index(6) ...........    8.5%
Large Cap Value Index(7) ............    8.5%
Large Cap Core Index(8) .............    8.0%
High Yield Bond Index(9) ............    2.5%
Total Return Bond Index(10) .........   35.0%
Short Term Bond Index(11) ...........   15.0%

--------------------
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
2003            20.65%
04               6.29%
05               5.08%
06              10.35%
07               6.84%
08             -26.76%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:            Q2 2003          10.62%
Worst quarter:           Q4 2008         -14.43%
Year to Date Return (1/1/09 to 9/30/09):  16.22%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
------------------------------------------------------------------------------------------------------------------------
                                                           INCEPTION DATE   PAST YEAR   PAST 5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                            8/1/02
   Return Before Taxes                                                       -26.76%       -0.72%           2.47%
   Return After Taxes on Distributions(1)                                    -28.15%       -2.18%           1.11%
   Return After Taxes on Distributions and Sale of Fund Shares(1)            -16.51%       -1.06%           1.64%
------------------------------------------------------------------------------------------------------------------------
WILSHIRE 5000 INDEX*                                                                                    (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       -38.61%       -3.46%           6.49%
------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**                                    (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        5.08%         4.21%           7.95%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND***                                            (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       -19.74%        1.91%           4.50%
------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND****                                           (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        2.32%         2.10%           2.38%
------------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 10 for a description of the LifeModel Moderate Target Neutral Style Class Index Blend.


**** LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Composite Index (50%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                 SPECIALTY-ASSET
                                                                   ALLOCATION
FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)             STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

     o From 50% to 70% of the Fund's net assets will be invested in Fifth Third bond funds.

     o From 30% to 50% of the Fund's net assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                   PERCENTAGE OF
FUND NAME                          FUND HOLDINGS
Small Cap Growth Fund ................     0-25%
Mid Cap Growth Fund ..................     0-25%
Quality Growth Fund ..................     0-25%
Structured Large Cap Plus Fund .......     0-25%
Small Cap Value Fund .................     0-25%
All Cap Value Fund ...................     0-25%
Disciplined Large Cap Value Fund .....     0-25%
International Equity Fund ............     0-10%
High Yield Bond Fund .................     0-20%
Total Return Bond Fund ...............     0-50%
Short Term Bond Fund .................     0-50%
Institutional Money Market Fund ......     0-20%
U.S. Treasury Money Market Fund ......     0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS
ALLOCATIONS.

LIFEMODEL MODERATELY CONSERVATIVE
TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index(1) ............    2.0%
Small Cap Value Index(2) .............    2.0%
International Index(3) ...............    8.0%
Mid Cap Growth Index(4) ..............    4.0%
Mid Cap Value Index(5) ...............    4.0%
Large Cap Growth Index(6) ............    7.0%
Large Cap Value Index(7) .............    7.0%
Large Cap Core Index(8) ..............    6.0%
High Yield Bond Index(9) .............    3.0%
Total Return Bond Index(10) ..........   42.0%
Short Term Bond Index(11) ............   15.0%

-------------------
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE STRUCTURED LARGE CAP PLUS FUND


As described below, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund"), one of the underlying mutual funds in which the Fund invests, may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk, which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
2003             17.23%
04                5.29%
05                4.32%
06                9.26%
07                6.05%
08              -23.53%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:            Q2 2003           8.96%
Worst quarter:           Q4 2008         -12.74%
Year to Date Return (1/1/09 to 9/30/09):  16.16%
------------------------------------------------

FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2008)
-------------------------------------------------------------------------------------------------------------------
                                                          INCEPTION DATE   PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                          8/1/02
   Return Before Taxes                                                      -23.53%      -0.54%         2.01%
   Return After Taxes on Distributions(1)                                   -25.08%      -2.16%         0.45%
   Return After Taxes on Distributions and Sale of Fund Shares(1)           -14.31%      -0.98%         1.14%
-------------------------------------------------------------------------------------------------------------------
                                                                                                    (SINCE 8/1/02)
WILSHIRE 5000 INDEX*(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     -38.61%      -3.46%         6.49%
-------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**                                (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        5.08%       4.21%         7.95%
-------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***                         (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      -15.46%       2.40%         4.60%
-------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****                        (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        2.88%       2.52%         2.85%
-------------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.


** The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 14 for a description of the LifeModel Moderately Conservative Target Neutral Style Class Index Blend.


**** LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Composite Index (40%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

                                                                SPECIALTY-ASSET
                                                                  ALLOCATION
FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)                       STRATEGIES
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional Shares. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

     o From 70% to 90% of the Fund's net assets will be invested in Fifth Third bond funds.

     o From 10% to 30% of the Fund's net assets will be invested in Fifth Third equity funds.

     o Up to 20% of the Fund's net assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                   PERCENTAGE OF
FUND NAME                          FUND HOLDINGS
Small Cap Growth Fund .................    0-15%
Mid Cap Growth Fund ...................    0-15%
Structured Large Cap Plus Fund ........    0-15%
Quality Growth Fund ...................    0-15%
Small Cap Value Fund ..................    0-15%
All Cap Value Fund ....................    0-15%
Disciplined Large Cap Value Fund ......    0-15%
International Equity Fund .............     0-5%
High Yield Bond Fund ..................    0-20%
Total Return Bond Fund ................    0-60%
Short Term Bond Fund ..................    0-60%
Institutional Money Market Fund .......    0-20%
U.S. Treasury Money Market Fund .......    0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.


Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND. THE ADVISOR WILL PERIODICALLY ADJUST THE BASELINE STYLE CLASS
ALLOCATIONS.

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND
Small Cap Growth Index(1) ...................    1.0%
Small Cap Value Index(2) ....................    1.0%
International Index(3) ......................    4.0%
Mid Cap Growth Index(4) .....................    2.0%
Mid Cap Value Index(5) ......................    2.0%
Large Cap Growth Index(6) ...................    3.5%
Large Cap Value Index(7) ....................    3.5%
Large Cap Core Index(8) .....................    3.0%
High Yield Bond Index(9) ....................    4.0%
Total Return Bond Index(10) .................   56.0%
Short Term Bond Index(11) ...................   20.0%

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

--------------------
(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.


(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.


(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

INVESTMENTS IN MUTUAL FUNDS. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest in other types of securities as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

EQUITY FUNDS. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative Fund(SM) will be affected.

BOND FUNDS. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

SMALLER COMPANIES. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying fund's investment.

FOREIGN SECURITIES. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.


EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks can make emerging market securities more volatile and less liquid than securities issued in more developed countries.

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Bar Chart:

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
2003             11.24%
04                3.83%
05                3.17%
06                7.22%
07                4.76%
08              -17.36%


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

-----------------------------------------------
Best quarter:            Q2 2003          5.81%
Worst quarter:           Q4 2008         -8.97%
Year to Date Return (1/1/09 to 9/30/09): 13.66%
-----------------------------------------------

FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
-------------------------------------------------------------------------------------------------------------
                                                    INCEPTION DATE   PAST YEAR  PAST 5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                    8/1/02
   Return Before Taxes                                                -17.36%      -0.11%         1.95%
   Return After Taxes on Distributions(1)                             -18.75%      -1.68%         0.43%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                                          -10.91%      -0.79%         0.95%
-------------------------------------------------------------------------------------------------------------
                                                                                              (SINCE 8/1/02)
WILSHIRE 5000 INDEX*                                                  -38.61%      -3.46%         6.49%
-------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX(R)**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  5.08%       4.21%          7.95%
-------------------------------------------------------------------------------------------------------------

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND***                              (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -6.38%       3.32%          4.70%
-------------------------------------------------------------------------------------------------------------

LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND****                             (SINCE 8/1/02)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  3.97%       3.36%          3.80%
-------------------------------------------------------------------------------------------------------------


(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000 Index.


** The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.


*** See page 18 for a description of the LifeModel Conservative Target Neutral Style Class Index Blend.


**** LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by the Advisor, comprised of Wilshire 5000 Composite Index (20%) and Barclays Capital U.S. Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


FEE TABLES
--------------------------------------------------------------------------------
THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND
HOLD SHARES OF THE FUNDS.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)             SPECIALTY - ASSET ALLOCATION STRATEGIES--FEE TABLE
----------------------------------------------------------------------------------------------------------------
                                                             LIFEMODEL                 LIFEMODEL
                                                 LIFEMODEL   MODERATELY    LIFEMODEL   MODERATELY   LIFEMODEL
                                                 AGGRESSIVE  AGGRESSIVE    MODERATE   CONSERVATIVE CONSERVATIVE
                                                  FUND(SM)    FUND(SM)     FUND(SM)     FUND(SM)     FUND(SM)
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES    None        None         None         None         None
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                              None        None         None         None         None
----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                         None        None         None         None         None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                    0.15%       0.15%        0.15%        0.15%        0.15%
----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                           None        None         None         None         None
----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                     0.41%       0.39%        0.29%        0.44%        0.50%
----------------------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES
  (UNDERLYING FUNDS)(1)                            1.17%       1.04%        0.91%        0.87%        0.75%
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)            1.73%       1.58%        1.35%        1.46%        1.40%
----------------------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)         0.48%       0.46%        0.36%        0.51%        0.57%
----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)(4)                                 1.25%       1.12%        0.99%        0.95%        0.83%
----------------------------------------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Funds have contractual expense cap agreements that do not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 37-month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(4) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The average weighted expense ratios for the underlying funds of the LifeModel Aggressive Fund(SM) are 1.17%, of the LifeModel Moderately Aggressive Fund(SM) are 1.04%, of the LifeModel Moderate Fund(SM) are 0.91%, of the LifeModel Moderately Conservative Fund(SM) are 0.87% and of the LifeModel Conservative Fund(SM) are 0.75%.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------
Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


SPECIALITY-ASSET ALLOCATION STRATEGIES        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)                  $127     $396     $795    $1,912
--------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)       $114     $356     $722    $1,753
--------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)                    $101     $315     $630    $1,524
--------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)     $97      $303     $643    $1,605
--------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)                $86      $265     $593    $1,522
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICIES
--------------------------------------------------------------------------------


To comply with SEC rules regarding the use of descriptive words in a fund's name, some underlying Funds have adopted policies of investing at least 80% of their net assets plus any borrowings made for investment purposes in specific types of investments or industries. Each underlying Fund's policy is described in its summary description under the heading "Principal Investment Strategies." An underlying Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPALS RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------
The following is a brief summary of the principal investment strategies and principal risks of the other Fifth Third Funds that serve as underlying investments of the LifeModel Funds, each of which is offered through separate prospectuses. You may obtain a copy of the underlying funds' Prospectuses and Statements of Additional Information, without charge, by calling the Funds at 1-800-282-5706 or by visiting www.fifththirdfunds.com.


FTAM serves as investment adviser for each underlying fund. Each underlying fund pays a management fee to FTAM. Please see page 33 for more information. In addition to the principal investment strategies summarized below, when the Advisor (or, in the case of Fifth Third High Yield Bond Fund, the investment subadvisor, Fort Washington Investment Advisors, Inc. ("Fort Washington")) believes that market conditions warrant a temporary defensive posture, each underlying fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of such underlying fund to achieve its investment objective.


EACH LIFEMODEL FUND IS SUBJECT TO THE RISKS ASSOCIATED WITH THE UNDERLYING FUNDS IN WHICH IT INVESTS. FOR MORE INFORMATION REGARDING THE PRINCIPAL INVESTMENT RISKS IDENTIFIED BELOW WITH RESPECT TO EACH UNDERLYING FUND, PLEASE SEE PAGE 31, AND THE APPLICABLE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR SUCH UNDERLYING FUND.

PRINCIPAL INVESTMENT STRATEGIES -- UNDERLYING FUNDS
--------------------------------------------------------------------------------

FIFTH THIRD SMALL CAP GROWTH FUND

The Fifth Third Small Cap Growth Fund's ("Small Cap Growth Fund") fundamental investment objective is long-term capital appreciation. Under normal circumstances, the Small Cap Growth Fund invests at least 80% of its assets in the equity securities of small cap companies (defined as those companies included in the Russell 2000(R) Growth Index and companies with similar market capitalizations). The Small Cap Growth Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Small Cap Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Small Cap Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

Principal investment risks: The Small Cap Growth Fund is subject to Equity Securities Risk, Smaller Company Risk, Securities Lending Risk, and Growth Securities Risk.

FIFTH THIRD MID CAP GROWTH FUND

The Fifth Third Mid Cap Growth Fund's ("Mid Cap Growth Fund") fundamental investment objective is growth of capital. Income is a secondary objective.

Under normal circumstances, the Mid Cap Growth Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are defined as those companies included in the Russell Midcap(R) Growth Index and companies with similar market capitalizations. To achieve its secondary objective of income, the Mid Cap Growth Fund relies on dividend and interest income. The Mid Cap Growth Fund may invest up to 20% of its assets in common stocks of large cap companies (many of which pay dividends), small cap companies, convertible securities and debt securities that pay interest. The Mid Cap Growth Fund seeks to outperform the Russell Midcap Growth index over rolling five-year periods. The Mid Cap Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation based disciplines for portfolio construction, with a particular focus on companies demonstrating above average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Mid Cap Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

Principal investment risks: The Mid Cap Growth Fund is subject to Equity Securities Risk, Medium-Sized Company Risk, Smaller Company Risk. Dividend Securities Risk, Growth Securities Risk, Convertible Securities Risk, Securities Lending Risk, and Fixed Income Securities Risk.

FIFTH THIRD QUALITY GROWTH FUND

The Fifth Third Quality Growth Fund's ("Quality Growth Fund") fundamental investment objective is growth of capital. Income is a secondary objective.

Under normal circumstances, the Quality Growth Fund invests at least 65% of its total assets in common stocks of growth companies, defined as those companies that, in the opinion of the Advisor, offer excellent prospects for consistent, above-average revenue and earnings growth, improving profit trends, and positive investor sentiment coupled with solid operating momentum. The Advisor generally looks for companies with a strong record of earnings growth and considers the company's current ratio of debt to capital and the quality of its management. Most of the companies in which the Quality Growth Fund invests are U.S. companies with a market capitalization greater than $2 billion. The Quality Growth Fund seeks to outperform the Russell 1000(R) Growth Index over rolling five-year periods.

To achieve its secondary objective of income, the Quality Growth Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Quality Growth Fund reserves the right to invest up to 35% of its total assets in convertible securities which, at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the BBB major rating category or higher by Moody's or their unrated equivalents. The Quality Growth Fund may engage in securities lending.

The Advisor uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on strong fundamental growth, better than average valuation characteristics, and strong financial condition and characteristics. Factors considered in identifying companies with strong earnings growth include the business model, the quality of management, competitive advantages, the product pipeline, and financial characteristics. The Advisor also utilizes a strict sell discipline and may consider selling a security when: it believes that the security has become overvalued or less attractive; there is deterioration in a company's fundamentals, management, or financial reporting; one of the Quality Growth Fund's holdings has exceeded the Advisor's position weighting; or a company's relative strength falls below the Advisor's target.

Principal investment risks: The Quality Growth Fund is subject to Equity Securities Risk, Dividend Securities Risk, Growth Securities Risk, Smaller Company Risk, Large and Medium-Sized Company Risk, Convertible Securities Risk, Fixed Income Securities Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND


As described in the below summary, the Fifth Third Structured Large Cap Plus Fund (the "SLCP Fund") may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the SLCP Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the SLCP Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the SLCP Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the SLCP Fund has established an escrow account at the SLCP Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the SLCP Fund's investment strategy described in the SLCP Fund's prospectus. These assets also are not available to meet the SLCP Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the SLCP Fund's share value calculation. Therefore, the SLCP Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the SLCP Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the SLCP Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the SLCP Fund or its shareholders, including the Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


The SLCP Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the SLCP Fund without regard to the SLCP Fund's expense limitation agreement. These expenses have been and may continue to be substantial. Each LifeModel Fund(SM) indirectly pays a portion of the expenses of the SLCP Fund. These expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio being higher than that disclosed in the Prospectus.

The SLCP Fund presently is closed to all new purchases.

The SLCP Fund's fundamental investment objective is long-term capital appreciation with current income as a secondary objective.


Under normal circumstances, the SLCP Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index and companies with similar market capitalizations. Under normal circumstances, the SLCP Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The SLCP Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The SLCP Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the SLCP Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the SLCP Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The SLCP Fund may not engage in securities lending.

The Advisor may consider selling a security held by the SLCP Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposure of the entire portfolio.

The SLCP Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The SLCP Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the SLCP Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The SLCP Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The SLCP Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The SLCP Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.

In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks, such as the risk that losses for the SLCP Fund will be magnified and the risk that interest and principal payments may be higher than investment returns. There is no assurance that the SLCP Fund's leveraging strategy will be successful.


Principal investment risks: The SLCP Fund is subject to Short Selling Risk (described above), Derivatives Risk, Equity Securities Risk, Turnover Risk, Larger Company Risk, Value Securities Risk, and Growth Securities Risk.


FIFTH THIRD SMALL CAP VALUE FUND

The Fifth Third Small Cap Value Fund's ("Small Cap Value Fund") fundamental investment objective is long-term capital appreciation.

Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000(R) Value Index and companies with similar market capitalizations. The Small Cap Value Fund seeks to outperform the Russell 2000 Value Index over a long-term investment horizon. Equity securities consist of common stock and securities convertible into common stock. The Small Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Small Cap Value Fund may engage in securities lending.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The Advisor seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Advisor also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Small Cap Value Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

Principal investment risks: The Small Cap Value Fund is subject to Equity Securities Risk, Smaller Company Risk, Value Securities Risk, REIT Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD ALL CAP VALUE FUND

The Fifth Third All Cap Value Fund's ("All Cap Value Fund") fundamental investment objective is a high level of total return (using a combination of capital appreciation and income).

Under normal circumstances, the All Cap Value Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities in which the All Cap Value Fund invests consist of common stock and securities convertible into common stock. The All Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The All Cap Value Fund seeks to outperform the Russell 3000(R) Value Index over a long-term investment horizon. The Fund may engage in securities lending.

The Advisor also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the All Cap Value Fund's holdings has performed well and reached or approached the Advisor's price target; a company fails to pass the Advisor's investment screens; or there is deterioration in a company's fundamentals, management; or financial reporting.

Principal investment risks: The All Cap Value Fund is subject to Equity Securities Risk, Smaller Company Risk, Value Securities Risk, Convertible Securities Risk, Securities Lending Risk, and REIT Risk.

FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND

The Fifth Third Disciplined Large Cap Value Fund's ("Disciplined Large Cap Value Fund") fundamental investment objective is long-term capital appreciation with current income as a secondary objective.

Under normal circumstances, the Disciplined Large Cap Value Fund invests at least 80% of its assets in equity securities of large capitalization companies (defined as those companies included in the Russell 1000(R) Value Index) and companies with similar market capitalizations. The Disciplined Large Cap Value Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Disciplined Large Cap Value Fund seeks to outperform the Russell 1000 Value Index over a long-term investment horizon. The Disciplined Large Cap Value Fund may engage in securities lending.

Principal investment risks: The Disciplined Large Cap Value Fund is subject to Equity Securities Risk, Value Securities Risk, Larger Company Risk, Securities Lending Risk, and REIT Risk.

FIFTH THIRD INTERNATIONAL EQUITY FUND

The Fifth Third International Equity Fund's ("International Equity Fund") fundamental investment objective is long-term capital appreciation.

Under normal circumstances, the International Equity Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the International Equity Fund's portfolio are located in at least three countries other than the U.S.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The Advisor begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index"), but may also consider international stocks which are not in the EAFE Index. The Advisor uses a quantitative multi-factor model to rank stocks in the investment universe. Although the International Equity Fund invests primarily in established foreign securities markets it may also invest in emerging market countries. The International Equity Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to the risks associated with the different markets in which they trade and may not serve their intended purposes. The International Equity Fund may engage in securities lending.

Principal investment risks: The International Equity Fund is subject to Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Securities Lending Risk, and Derivatives Risk.

FIFTH THIRD HIGH YIELD BOND FUND

The Fifth Third High Yield Bond Fund's ("High Yield Bond Fund") fundamental investment objective is high level of income. Capital appreciation is a secondary objective.

Under normal circumstances, the High Yield Bond Fund invests at least 80% of its assets in non-investment grade debt securities. The High Yield Bond Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade securities are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are often referred to as "junk bonds" and are considered speculative. The High Yield Bond Fund expects to hold securities with an average maturity of between 6 and 10 years, but the holding period average may vary between 4 and 12 years. The High Yield Bond Fund may engage in securities lending.

Fort Washington serves as investment subadvisor to the High Yield Bond Fund pursuant to a sub-advisory agreement with the Advisor. In selecting portfolio securities, the High Yield Bond Fund's investment subadvisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability.

Non-investment grade debt securities are considered speculative and, compared to investment grade securities, tend to have:

     o more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;

     o    greater risk of loss due to default or declining credit quality;

     o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

     o greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Non-investment grade debt securities present a higher degree of credit risk because their issuers are often highly leveraged and may not have more traditional methods of financing available to them. As a result, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because these securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Changes by the primary rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of S&P, Moody's and other rating agencies generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

Principal investment risks: The High Yield Bond Fund is subject to Fixed Income Securities Risk, Non-Investment Grade Securities Risk, Liquidity Risk, Securities Lending Risk, and Regulatory Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

FIFTH THIRD TOTAL RETURN BOND FUND

The Fifth Third Total Return Bond Fund's ("Total Return Bond Fund") fundamental investment objective is high current income. Capital growth is a secondary objective.

Under normal circumstances, the Total Return Bond Fund invests at least 80% of its assets in bonds. The bonds in which the Total Return Bond Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents. The Fund generally invests in high quality bonds. The Total Return Bond Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer's prospects for long-term growth of earnings and revenues. The Total Return Bond Fund may engage in securities lending.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Total Return Bond Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments. Although the Advisor considers the Total Return Bond Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration.

Principal investment risks: The Total Return Bond Fund is subject to Fixed Income Securities Risk, Pre-payment/Call Risk, Non-Investment Grade Securities Risk, Foreign Investment Risk, Securities Lending Risk, and Turnover Risk.

FIFTH THIRD SHORT TERM BOND FUND

The Fifth Third Short Term Bond Fund's ("Short Term Bond Fund") fundamental investment objective is current income.

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in bonds. The bonds in which the Short Term Bond Fund invests typically include corporate debt securities, mortgage-backed securities, asset-backed securities, and U.S. Government debt securities.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The Short Term Bond Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Short Term Bond Fund also considers current yield and yield to maturity and potential or capital gain. The Short Term Bond Fund may consider selling a security if it falls below the minimum credit quality required for purchase. The Short Term Bond Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments. The Advisor may actively manage the Short Term Bond Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark. The Short Term Bond Fund may engage in securities lending.

Principal investment risks: The Short Term Bond Fund is subject to Fixed Income Securities Risk, Pre-Payment/Call Risk, Lower-Rated Securities Risk, Non-Investment Grade Securities Risk, Securities Lending Risk, and Foreign Investment Risk.

FIFTH THIRD INSTITUTIONAL MONEY MARKET FUND

The Fifth Third Institutional Money Market Fund's ("Institutional Money Market Fund") fundamental investment objective is current income from short-term securities consistent with the stability of principal.

The Institutional Money Market Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will be able to do so. All of the Institutional Money Market Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Institutional Money Market Fund may engage in securities lending.

The Institutional Money Market Fund invests at least 95% of its portfolio in high-quality securities called "first tier'' securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Institutional Money Market Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Institutional Money Market Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Institutional Money Market Fund's investment manager. Some corporate securities purchased by the Institutional Money Market Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Institutional Money Market Fund may also invest in repurchase agreements collateralized by the securities mentioned above.


The Institutional Money Market Fund does not participate in securities lending.

Principal investment risks: The Institutional Money Market Fund is subject to Interest Rate Risk, Net Asset Value Risk, Credit Risk, and Foreign Investment Risk.


FIFTH THIRD U.S. TREASURY MONEY MARKET FUND


Fifth Third U.S. Treasury Money Market Fund (the "U.S. Treasury Money Market Fund") invests, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in short-term obligations issued by the U.S. Treasury, repurchase agreements collateralized by U.S. Treasury securities, and shares of money market investment companies that invest exclusively in these securities.

The remaining 20% of the U.S. Treasury Money Market Fund's assets may be invested in short-term obligations that are issued by private issuers or agencies or instrumentalities of the U.S. Government that are guaranteed as to principal or interest by the U.S. Government.

Each of these securities will be an "Eligible Security", as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. Securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include, but are not limited to, U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA), as well as obligations of private issuers guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The U.S. Treasury Money Market Fund does not participate in securities lending.


Principal investment risks: The U.S. Treasury Money Market Fund is subject to Interest Rate Risk and Net Asset Value Risk.

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
This section provides a description of the principal risks associated with the underlying funds in which each LifeModel Fund invests. As noted above, the Funds are subject to all of the risks to which the underlying funds in which such Fund invests are subject.

CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

CREDIT RISK involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

CURRENCY RISK. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.

DERIVATIVES RISK. The primary risks of derivatives are: (1) changes in the market value of securities, and of derivatives relating to those securities, may not be proportionate; (2) there may not be a liquid market to sell a derivative, which could result in difficulty closing a position; and (3) certain derivatives can magnify the extent of losses incurred due to changes in market value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

DIVIDEND SECURITIES RISK. Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

EMERGING MARKETS RISK. The risks associated with foreign investments usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to heightened risks associated with those kinds of investments.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.


FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include INTEREST RATE RISK, which is the tendency of bond prices to fall when interest rates rise and CREDIT RISK, which is the risk of an issuer defaulting on its obligations of paying principal and interest. If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. With respect to government-sponsored entities such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuers may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligation of the U.S. Treasury.


FOREIGN INVESTMENT RISK. Investments in foreign stocks or bonds are subject to special risks in addition to those to which U.S. investments are subject. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and less liquid than U.S. investments, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses.

GROWTH SECURITIES RISK. The Fund invests in growth-oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

INTEREST RATE RISK involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

LARGE AND MEDIUM-SIZED COMPANY RISK. There are inherent risks to investing in equity securities of large and medium-sized companies. For instance, changes in the competitive environment can create business challenges that may increase the volatility of a specific equity. A company's size, usually defined by market capitalization, can also create various risks for the Fund. Larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Stocks of mid-sized companies tend to be more volatile and more sensitive to market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

LARGER COMPANY RISK. Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

LIQUIDITY RISK. Secondary markets for non-investment grade debt securities are not as liquid as the secondary markets for higher-rated corporate debt securities. The secondary markets for non-investment grade corporate debt securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and funds. The trading volume for non-investment grade corporate debt securities is generally lower than that for higher-rated corporate debt securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors could have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, adversely affect the Fund's net asset value and limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets also could affect the ability of the Fund to sell securities. If the secondary markets for non-investment grade securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

LOWER-RATED SECURITIES RISK. Obligations rated in the fourth highest rating category and below involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

NET ASSET VALUE RISK involves the possibility that a money market fund will be unable to meet its goal of a constant $1.00 per share.


NON-INVESTMENT GRADE SECURITIES RISK -- UNDERLYING FUNDS OTHER THAN HIGH YIELD BOND FUND. High yield, or non-investment grade, securities (also known as "junk bonds") are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by Standard & Poor's/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.


PRE-PAYMENT/CALL RISK. The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

REGULATORY RISK. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments, which could adversely affect the Fund's net asset value and investment practices, the secondary market for non-investment grade securities, the financial condition of issuers of these securities and the value of outstanding non-investment grade securities.

REIT RISK. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, cleanup of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SMALLER COMPANY RISK. The smaller companies in which the Fund invests are especially sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to increased risk.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

MANAGEMENT FEES PAID BY UNDERLYING FUNDS
--------------------------------------------------------------------------------


The management fees, after fee waivers, paid by the underlying funds in which the Funds invest, for the fiscal year ended July 31, 2009, are as follows:

                                                             AS A PERCENTAGE OF
                                                             AVERAGE NET ASSETS
-------------------------------------------------------------------------------
Small Cap Growth Fund                                              0.70%
-------------------------------------------------------------------------------
Mid Cap Growth Fund                                                0.70%
-------------------------------------------------------------------------------
Quality Growth Fund                                                0.80%
-------------------------------------------------------------------------------
Structured Large Cap Plus Fund                                     0.70%
-------------------------------------------------------------------------------
Small Cap Value Fund                                               0.90%
-------------------------------------------------------------------------------
All Cap Value Fund                                                 0.90%
-------------------------------------------------------------------------------
Disciplined Large Cap Value Fund                                   0.70%
-------------------------------------------------------------------------------
International Equity Fund                                          0.86%
-------------------------------------------------------------------------------
High Yield Bond Fund*                                              0.70%
-------------------------------------------------------------------------------
Total Return Bond Fund                                             0.45%
-------------------------------------------------------------------------------
Short Term Bond Fund                                               0.40%
-------------------------------------------------------------------------------
Institutional Money Market Fund                                    0.10%
-------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                    0.10%
-------------------------------------------------------------------------------


*    The Advisor paid a portion of this fee to the Fund's subadvisor.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------


Each underlying Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that each underlying Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this section is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


                                                                                        Disciplined              Structured
                                            Small     Mid               Small     All      Large                    Large
                                             Cap      Cap     Quality    Cap      Cap       Cap     International    Cap
                                            Growth   Growth   Growth    Value    Value     Value       Equity        Plus
                                             Fund     Fund     Fund     Fund     Fund       Fund        Fund         Fund
-------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                       X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Common Stock                                  X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                        X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                 X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Derivatives                                   X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                      X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options               X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                       X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Structured Notes                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                       X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                                                            X            X
-------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts               X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                           X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                 X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
   Exchange-Traded Funds ("ETFs")             X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                        X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Loan Participations                           X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                      X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                      X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                   X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                     X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Time Deposits                             X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                    X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations       X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                         X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                      X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities            X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                              X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)         X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                         X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                 X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Securities Lending                            X        X         X        X        X         X           X
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                            X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities                  X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities             X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")     X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                          X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                       X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                     X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments        X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Warrants                                      X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                  X        X         X        X        X         X           X            X
-------------------------------------------------------------------------------------------------------------------------------



ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

                                                                                                                  High
                                                          LifeModel                 LifeModel                     Yield
                                           LifeModel      Moderately    LifeModel   Moderately     LifeModel      Return
                                           Aggressive     Aggressive     Moderate  Conservative   Conservative     Bond
                                            Fund(SM)       Fund(SM)      Fund(SM)    Fund(SM)       Fund(SM)       Fund
-----------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
Common Stock
-----------------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Derivatives                                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
    Call and Put Options                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
    Custody Receipts                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
    Futures and Related Options                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
    Stock-Index Options                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
    Structured Notes                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
    Swaps and Swaptions                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                   X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Closed-End Funds                            X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
   Exchange-Traded Funds ("ETFs")               X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
Loan Participations                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                        X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Bankers' Acceptances                        X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Certificates of Deposit                     X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Commercial Paper                            X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Repurchase Agreements                       X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
    Time Deposits                               X              X              X          X              X           X
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
Municipal Securities                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
    Stand-by Commitments                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
Restricted Securities                                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Securities Lending                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities
-----------------------------------------------------------------------------------------------------------------------------
Stripped Obligations                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
        Canada Bonds                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
        Sovereign Bonds                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
Warrants
-----------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------




                                                                                           U.S.
                                              Total     Short       Institutional        Treasury
                                              Return    Term            Money              Money
                                              Bond      Bond           Market              Market
                                              Fund      Fund            Fund                Fund
----------------------------------------------------------------------------------------------------
Asset-Backed Securities                         X        X                X
----------------------------------------------------------------------------------------------------
Common Stock
----------------------------------------------------------------------------------------------------
Convertible Securities                          X        X
----------------------------------------------------------------------------------------------------
Delayed Delivery/When-Issueds                   X        X                X                   X
----------------------------------------------------------------------------------------------------
Derivatives                                     X        X                X                   X
----------------------------------------------------------------------------------------------------
    Call and Put Options                        X        X                X                   X
----------------------------------------------------------------------------------------------------
    Custody Receipts                            X        X                X                   X
----------------------------------------------------------------------------------------------------
    Futures and Related Options                 X        X                X                   X
----------------------------------------------------------------------------------------------------
    Stock-Index Options                         X        X                X                   X
----------------------------------------------------------------------------------------------------
    Structured Notes                            X        X                X                   X
----------------------------------------------------------------------------------------------------
    Swaps and Swaptions                         X        X                X                   X
----------------------------------------------------------------------------------------------------
Foreign Currency Transactions                   X        X
----------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts                 X        X                X
----------------------------------------------------------------------------------------------------
High-Yield/High-Risk Debt Securities            X        X
----------------------------------------------------------------------------------------------------
Illiquid Securities                             X        X                X
----------------------------------------------------------------------------------------------------
Investment Company Securities                   X        X                X                   X
----------------------------------------------------------------------------------------------------
    Closed-End Funds                            X        X                X
----------------------------------------------------------------------------------------------------
   Exchange-Traded Funds ("ETFs")               X        X                X
----------------------------------------------------------------------------------------------------
Investment Grade Bonds                          X        X                X
----------------------------------------------------------------------------------------------------
Loan Participations                             X        X                X
----------------------------------------------------------------------------------------------------
Money Market Instruments                        X        X                X                   X
----------------------------------------------------------------------------------------------------
    Bankers' Acceptances                        X        X                X
----------------------------------------------------------------------------------------------------
    Certificates of Deposit                     X        X                X
----------------------------------------------------------------------------------------------------
    Commercial Paper                            X        X                X
----------------------------------------------------------------------------------------------------
    Repurchase Agreements                       X        X                X
----------------------------------------------------------------------------------------------------
    Time Deposits                               X        X                X
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                      X        X                X
----------------------------------------------------------------------------------------------------
    Collateralized Mortgage Obligations         X        X                X
----------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                           X        X
----------------------------------------------------------------------------------------------------
Municipal Securities                            X        X                X
----------------------------------------------------------------------------------------------------
    Stand-by Commitments                        X        X
----------------------------------------------------------------------------------------------------
Non-U.S. Traded Foreign Securities              X        X
----------------------------------------------------------------------------------------------------
Preferred Stocks                                X        X
----------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)           X        X
----------------------------------------------------------------------------------------------------
Restricted Securities                           X        X                X
----------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                   X        X                X
----------------------------------------------------------------------------------------------------
Securities Lending                              X        X
----------------------------------------------------------------------------------------------------
Short-Term Trading                              X        X                X                   X
----------------------------------------------------------------------------------------------------
Small and Micro Cap Equities
----------------------------------------------------------------------------------------------------
Stripped Obligations                            X        X                X                   X
----------------------------------------------------------------------------------------------------
U.S. Government Agency Securities               X        X                X                   X
----------------------------------------------------------------------------------------------------
U.S. Traded Foreign Securities                  X        X                X
----------------------------------------------------------------------------------------------------
    American Depositary Receipts ("ADRs")       X        X                X
----------------------------------------------------------------------------------------------------
    Yankee Bonds and Similar Debt Obligations   X        X                X
----------------------------------------------------------------------------------------------------
        Canada Bonds                            X        X                X
----------------------------------------------------------------------------------------------------
        Sovereign Bonds                         X        X                X
----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations                       X        X                X                   X
----------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments          X        X                X
----------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations                    X        X                X                   X
----------------------------------------------------------------------------------------------------



                                                                              35


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ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a Trust typically collateralized by pools of loans.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Money Market Funds may not invest in these securities. In addition, the following Funds may only buy or sell listed put options on financial futures contracts or buy or sell listed call options or over-the-counter call options on futures contracts: All Cap Value Fund, and Strategic Income Fund.


     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.


     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price. The Money Market Funds may not invest in these.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices. The Bond Funds and the Money Market Funds may not invest in these.

     STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly. The Money Market Funds may not invest in these.

     SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Money Market Funds may not invest in these.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options, and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments.

          CANADA BONDS: Issued by Canadian provinces.

          SOVEREIGN BONDS: Issued by the government of a foreign country.

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GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of its affiliates serves as investment advisor, administrator or distributor.

     CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis. The Money Market Funds may not invest in these.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index. The Money Market Funds may not invest in these.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

                                                                              37


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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
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MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

38


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--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------
Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds and Underlying Funds may fluctuate, as will the value of your investment in the Funds and Underlying Funds. Certain investments and Funds are more susceptible to these risks than others. Equity securities and subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

          HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

          SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

                                                                              39


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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, (ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following

40


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ADDITIONAL INFORMATION ABOUT THE FUNDS' AND UNDERLYING FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SECURITIES LENDING RISK. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.

TAX RISK. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders and lower Fund performance due to increased brokerage costs.

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ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


Investment in Exchange-Traded Funds. The underlying Funds, may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").*


iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940, as amended or the rules thereunder. Upon meeting certain conditions the Funds may invest their respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to all Funds. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Board of Trustees approved such contracts.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. On September 28, 2005, the SEC granted exemptive relief to the Funds and the Advisor to permit the Advisor, subject to certain conditions, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2009 are as follows:

                                         AS A PERCENTAGE OF
                                         AVERAGE NET ASSETS
-----------------------------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM)                  0.03%
-----------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)       0.03%
-----------------------------------------------------------
LIFEMODEL MODERATE FUND(SM)                    0.03%
-----------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)     0.03%
-----------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM)                0.03%
-----------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


Scott A. Billeadeau has been the portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since June 2003, of the FIFTH THIRD SMALL CAP GROWTH FUND since February 2005 and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since September 2007. Mr. Billeadeau currently serves as the Director of Small and Mid Cap Growth Strategies. He joined FTAM in 2003 and has 23 years of investment experience. Prior to joining FTAM, he joined Investment Advisers, Inc. and became a principal of Paladin Investment Associates upon its launch on December 1, 2000. Prior to that, he held positions with Bank of America Investment Management and American Express Financial Advisors, and served as the Director and Senior Portfolio Manager responsible for the Small and Mid Cap Growth strategies at Trade Street Investment Associates, Inc. Mr. Billeadeau currently serves on the Board of Directors at FactSet Research Systems and chairs the Audit Committee there, and is a member of the Twin City Society of Security Analysts. Mr. Billeadeau graduated from Princeton University with a B.S. in Economics and is a CFA charterholder.

Mitchell L. Stapley has been the portfolio manager of the FIFTH THIRD SHORT TERM BOND FUND since November 1996, of the FIFTH THIRD TOTAL RETURN BOND FUND since March 1995, of the FIFTH THIRD HIGH YIELD BOND FUND since November 2005, of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006 and of the FIFTH THIRD STRATEGIC INCOME FUND since November 2007. Mr. Stapley is currently the Chief Fixed Income Officer, overseeing all Fixed Income operations. He joined FTAM in 2003, though he has been with Fifth Third Bancorp since 1988 through its acquisition of Old Kent Bank. He has 25 years of investment experience. Prior to joining FTAM, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is currently a member of the Detroit Bond Club, is on the investment committee for the Western Michigan University Endowment Fund, and has served as the President of the Investment Analysts' Society of Chicago-West Michigan Chapter. He graduated with a B.A. from Albion College and is a CFA charterholder.


E. Keith Wirtz has been the portfolio manager of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2003, and of the FIFTH THIRD LIFEMODEL FUNDS(SM) since August 2006. Mr. Wirtz joined FTAM as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The Funds have established policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of these policies and procedures is provided in the SAI. The Funds will publicly disclose their portfolio holdings, as reported on a monthly basis, by posting this information on the Funds' website (www.fifththirdfunds.com), in the section entitled
"Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The price of Fund shares is based on the Fund's net asset value ("NAV"), which, for the LifeModel Funds, in turn is based on the NAVs of the underlying Funds in which they invest. Each Fund's NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Funds' Board of Trustees, the value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. In addition, under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------
In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. In addition to the Funds' frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Funds are exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Funds seek to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Funds' portfolio securities. Second, the Funds seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Funds' shares are responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Funds' Administrator), the transaction would adversely affect a Fund or its shareholders. The Funds recognize that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------
You may purchase shares on days when the Funds are open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All purchase orders must be received by the Funds' transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after 4.00 p.m. Eastern Time will be processed on the following business day.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

     o    minimum initial or subsequent investment requirements

     o    exchange policies


     o    cut-off time for investments


     o    redemption fees


If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INVESTMENT AMOUNTS


The minimum initial investment in Institutional shares of the Funds offered by this Prospectus is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50.


All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. Money orders are not accepted. All checks should be made payable to the Fifth Third Funds.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043, or by express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

AVOID WITHHOLDING TAX

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell your shares on days when the Funds are open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent.

Orders to sell shares of the Asset Allocation Funds must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

Orders to sell shares of the Fund received by the transfer agent after 4:00 p.m. Eastern time will be processed on the following business day and will be entitled to dividends until the processing date.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     o    The address on file has been changed in the last 10 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account; or

     o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.


REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT -- SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For account holders at other financial institutions, contact your investment representative at your financial institution.



NOTES ON EXCHANGES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------
All dividends and capital gains distributed to you will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.


Dividends, if any, are declared and paid quarterly by the LifeModel Funds(SM).


Capital gains, if any, are distributed at least annually.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


As discussed in detail in the SAI, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


EXPENSES
--------------------------------------------------------------------------------
The expenses for investing in funds of funds, like the LifeModel Funds(SM), are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds(SM) invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

TAXATION
--------------------------------------------------------------------------------
FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net-realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level.


A LifeModel Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of taxes payable by shareholders.


Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid for the shareholder's shares). See the SAI for further details.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS

If a Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to reduced tax rates or exemption from foreign tax on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

In general, shareholders in other Funds investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt a Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state, local, and foreign tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds. The Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Funds, including, for example, presenting the Funds on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by Fifth Third Funds' transfer agent. The Fifth Third Funds also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Funds included in this Prospectus, and the Funds' financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each period)


                                                                  CHANGE IN NET ASSETS                  LESS DIVIDENDS AND
                                                                RESULTING FROM OPERATIONS               DISTRIBUTIONS FROM
                                                                --------------------------             ---------------------
                                                                            NET REALIZED
                                                                                AND
                                                                             UNREALIZED    CHANGE IN
                                                 NET ASSET                  GAINS/(LOSSES) NET ASSETS
                                                  VALUE,           NET          FROM       RESULTING      NET       NET
                                                 BEGINNING      INVESTMENT   INVESTMENT       FROM     INVESTMENT REALIZED
                                                 OF PERIOD        INCOME     TRANSACTIONS  OPERATIONS    INCOME     GAINS
----------------------------------------------------------------------------------------------------------------------------

LIFEMODEL AGGRESSIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                $13.57          0.20#*        (3.55)#       (3.35)     (0.24)    (1.25)
Year ended 7/31/08                                $16.58          0.20#*        (1.56)#       (1.36)     (0.49)    (1.16)
Year ended 7/31/07                                $14.58          0.14#*         2.39#         2.53      (0.12)    (0.41)
Year ended 7/31/06                                $14.36          0.21#          0.52#         0.73      (0.20)    (0.31)
Year ended 7/31/05                                $12.49          0.16#          1.94#         2.10      (0.15)    (0.08)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                $12.85          0.28#*        (2.71)#       (2.43)     (0.37)    (0.91)
Year ended 7/31/08                                $15.44          0.29#*        (1.32)#       (1.03)     (0.45)    (1.11)
Year ended 7/31/07                                $13.98          0.25#*         1.84#         2.09      (0.26)    (0.37)
Year ended 7/31/06                                $13.91          0.28#          0.34#         0.62      (0.28)    (0.27)
Year ended 7/31/05                                $12.48          0.22#          1.50#         1.72      (0.21)    (0.08)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                $11.43          0.34#*        (1.81)#       (1.47)     (0.42)    (0.53)
Year ended 7/31/08                                $13.34          0.36#*        (1.06)#       (0.70)     (0.45)    (0.76)
Year ended 7/31/07                                $12.43          0.33#*         1.21#         1.54      (0.33)    (0.30)
Year ended 7/31/06                                $12.52          0.33#          0.15#         0.48      (0.33)    (0.24)
Year ended 7/31/05                                $11.57          0.27#          0.97#         1.24      (0.26)    (0.03)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                $10.34          0.34#*        (1.40)#       (1.06)     (0.41)    (0.52)
Year ended 7/31/08                                $11.95          0.37#*        (0.90)#       (0.53)     (0.42)    (0.66)
Year ended 7/31/07                                $11.36          0.34#*         0.93#         1.27      (0.35)    (0.33)
Year ended 7/31/06                                $11.59          0.34#          0.04#         0.38      (0.34)    (0.27)
Year ended 7/31/05                                $10.95          0.27#          0.73#         1.00      (0.27)    (0.09)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                                $ 9.89          0.41#*        (0.92)#       (0.51)     (0.46)    (0.17)
Year ended 7/31/08                                $10.99          0.43#*        (0.80)#       (0.37)     (0.43)    (0.30)
Year ended 7/31/07                                $10.72          0.41#*         0.49#         0.90      (0.41)    (0.22)
Year ended 7/31/06                                $10.92          0.40#*        (0.09)#        0.31      (0.40)    (0.11)
Year ended 7/31/05                                $10.66          0.31#          0.36#         0.67      (0.32)    (0.09)
----------------------------------------------------------------------------------------------------------------------------



                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (For a share of beneficial interest outstanding throughout each period)


                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                           --------------------------------------------------------

                                                                                    RATIOS OF  RATIOS OF
                                                          NET     TOTAL      NET     EXPENSES   EXPENSES  RATIOS OF NET
                                                TOTAL     ASSET   RETURN    ASSETS,     TO         TO       INVESTMENT
                                              DIVIDENDS   VALUE, (EXCLUDES  END OF    AVERAGE    AVERAGE      INCOME     PORTFOLIO
                                                 AND      END OF   SALES    PERIOD      NET        NET      TO AVERAGE    TURNOVER
                                            DISTRIBUTIONS PERIOD  CHARGE)   (000'S) ASSETS (a) ASSETS (b)   NET ASSETS     RATE (c)
-----------------------------------------------------------------------------------------------------------------------------------


LIFEMODEL AGGRESSIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                              (1.49)    $ 8.73 (22.95)%  $  76,770   0.56%      0.08%        2.21%          9%
Year ended 7/31/08                              (1.65)    $13.57  (9.45)%  $ 107,929   0.49%      0.08%        1.31%         26%
Year ended 7/31/07                              (0.53)    $16.58  17.59%   $ 119,437   0.49%      0.08%        0.87%         14%
Year ended 7/31/06                              (0.51)    $14.58   5.13%   $ 101,365   0.48%      0.08%        1.38%         14%
Year ended 7/31/05                              (0.23)    $14.36  16.91%   $  70,072   0.47%      0.08%        1.15%         35%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                              (1.28)    $ 9.14 (17.50)%  $ 110,522   0.54%      0.08%        3.06%          8%
Year ended 7/31/08                              (1.56)    $12.85  (7.76)%  $ 135,474   0.48%      0.08%        2.06%         26%
Year ended 7/31/07                              (0.63)    $15.44  15.16%   $ 146,973   0.47%      0.08%        1.68%         20%
Year ended 7/31/06                              (0.55)    $13.98   4.60%   $ 135,542   0.45%      0.08%        2.09%         19%
Year ended 7/31/05                              (0.29)    $13.91  13.87%   $ 110,379   0.44%      0.08%        1.62%         35%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                              (0.95)    $ 9.01 (11.88)%  $ 258,159   0.44%      0.08%        3.80%          7%
Year ended 7/31/08                              (1.21)    $11.43  (6.02)%  $ 312,435   0.43%      0.08%        2.85%         23%
Year ended 7/31/07                              (0.63)    $13.34  12.60%   $ 369,880   0.44%      0.08%        2.48%         18%
Year ended 7/31/06                              (0.57)    $12.43   3.90%   $ 369,903   0.43%      0.08%        2.70%         30%
Year ended 7/31/05                              (0.29)    $12.52  10.79%   $ 340,163   0.42%      0.08%        2.17%         41%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                              (0.93)    $ 8.35  (9.12)%  $  35,581   0.59%      0.08%        4.11%          8%
Year ended 7/31/08                              (1.08)    $10.34  (5.03)%  $  43,093   0.53%      0.08%        3.28%         25%
Year ended 7/31/07                              (0.68)    $11.95  11.24%   $  41,336   0.54%      0.08%        2.89%         30%
Year ended 7/31/06                              (0.61)    $11.36   3.39%   $  42,683   0.50%      0.08%        3.05%         22%
Year ended 7/31/05                              (0.36)    $11.59   9.24%   $  38,606   0.47%      0.08%        2.44%         38%
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) INSTITUTIONAL SHARES
Year ended 7/31/09                              (0.63)    $ 8.75  (4.64)%  $  26,856   0.65%      0.08%        4.80%          6%
Year ended 7/31/08                              (0.73)    $ 9.89  (3.67)%  $  28,215   0.62%      0.08%        4.04%         23%
Year ended 7/31/07                              (0.63)    $10.99   8.58%   $  24,570   0.64%      0.08%        3.69%         24%
Year ended 7/31/06                              (0.51)    $10.72   2.88%   $  24,385   0.58%      0.08%        3.72%         15%
Year ended 7/31/05                              (0.41)    $10.92   6.38%   $  22,236   0.54%      0.08%        3.00%         46%
-----------------------------------------------------------------------------------------------------------------------------------



FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


#    Represents income or gains/(losses) from affiliates.

*    Average shares method used in calculation.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

ADDRESSES
---------------------------------------------------------------------------------------------------


Fifth Third Funds                                               Fifth Third Funds
LifeModel Funds(SM)                                             38 Fountain Square Plaza
Institutional Shares                                            Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant                Fifth Third Asset Management, Inc.
                                                                38 Fountain Square Plaza
                                                                Cincinnati, Ohio 45202


---------------------------------------------------------------------------------------------------

Distributor                                                     FTAM Funds Distributor, Inc.
                                                                1290 Broadway, Suite 1100
                                                                Denver, Colorado 80203

---------------------------------------------------------------------------------------------------

Custodian, Sub-Accountant and Sub-Administrator                 State Street Bank and Trust Company
                                                                State Street Financial Center
                                                                One Lincoln Street
                                                                Boston, Massachusetts 02111-2900

---------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent                    Boston Financial Data Services, Inc.
                                                                30 Dan Road
                                                                Canton, Massachusetts 02021

---------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                   PricewaterhouseCoopers LLP
                                                                1100 Walnut, Suite 1300
                                                                Kansas City, MO 64106


---------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:

                               FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043
                      YOU CAN ALSO ACCESS THESE DOCUMENTS
     FREE OF CHARGE, ON THE FUNDS' WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------

          *Fifth Third Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.




Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                          Advised by:
                          F T A M
                          FIFTH THIRD ASSET MANAGEMENT


                          BEYOND THE TRADITIONAL




                                 1-800-282-5706
                            WWW. FIFTHTHIRDFUNDS.COM



FTF-PRO-LMI1109

                                                               FIFTH THIRD FUNDS


STRUCTURED LARGE CAP PLUS FUND*


Prospectus

Class A Shares


Class B Shares


Class C Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


* Closed to all new investments.


                                                    Advised by:
                                                    FTAM
                                                    FIFTH THIRD ASSET MANAGEMENT

FIFTH THIRD FUNDS
STRUCTURED LARGE CAP PLUS FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

OBJECTIVE, STRATEGIES AND RISKS ...........  2

SHAREHOLDER FEES AND FUND EXPENSES
Fee Table .................................  5
Expense Examples ..........................  6

ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENTS
Name Policy ...............................  6
Investment Practices ......................  6
Investment Risks .......................... 10

FUND MANAGEMENT
Investment Advisor ........................ 13
Portfolio Managers ........................ 14
Portfolio Holdings ........................ 14

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ........ 15
Abusive Trading Practices ................. 15
Purchasing and Adding To Your Shares ...... 16
Shareholder Contact Information ........... 16
Selling Your Shares ....................... 17
Exchanging Your Shares .................... 18
Distribution Arrangements/Sales Charges ... 19
Dividends and Capital Gains ............... 23
Taxation .................................. 24

FINANCIAL HIGHLIGHTS ...................... 25

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Structured Large Cap Plus Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or
"Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.


As described in this prospectus, the Fund may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the Fund has established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the Fund's investment strategy described on page 2. These assets also are not available to meet the Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the Fund or its shareholders.

The Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

                                                                    STRUCTURED
                                                                     PRODUCTS
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                        (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2009, the market capitalization of companies included in the S&P 500(R) Index ranged from $642 million to $344 billion.
The average market capitalization of companies included in the S&P 500(R)
Index was approximately $18 billion and the median market capitalization was approximately $7.6 billion.

In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis and then screens out those companies facing financial distress. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.


The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.


The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.


One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.


The Advisor may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition related price gap, etc.). In addition, the Advisor may sell a stock for portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


----------------------

*S&P 500(R) is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.


The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.


In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful.


DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.


EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.


VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B and Class C Shares will differ from the returns for Class A Shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class B and Class C Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1,2)
--------------------------------------------------------------------------------

Bar Chart:
18.53% -11.47% -13.07% -23.94% 25.86% 10.33% 5.41% 16.38% 1.96% -44.82%
1999     00      01      02      03     04    05     06    07      08


The bar chart above does not reflect the impact of any applicable sales charges, which would reduce returns.

------------------------------------------------
Best quarter:  Q2 2003                    13.75%
------------------------------------------------
Worst quarter: Q4 2008                   -30.55%
------------------------------------------------
Year to Date Return (1/1/09 to 9/30/09):   6.22%
------------------------------------------------

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
===========================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE   PAST YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES(2) (WITH 5.00% SALES CHARGE)                          12/1/92
   Return Before Taxes                                                              -47.56%       -6.27%         -4.49%
   Return After Taxes on Distributions(3)                                           -47.91%       -6.70%         -5.09%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                   -30.85%       -5.28%         -3.73%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES(4,5) (WITH APPLICABLE CONTINGENT
   DEFERRED SALES CHARGE)                                            11/2/92
   Return Before Taxes                                                              -47.96%       -6.35%         -4.73%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(4) (WITH APPLICABLE CONTINGENT
   DEFERRED SALES CHARGE)                                            11/2/92
   Return Before Taxes                                                              -45.29%       -6.00%         -4.73%
---------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX* (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               -37.00%       -2.19%         -1.38%
---------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         -37.60%       -2.04%         -1.09%
---------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by the Advisor, was merged into the Fifth Third Structured Large Cap Plus Fund, formerly the Fifth Third Large Cap Core Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Growth and Income Fund, adjusted to reflect the sales charges for Class A shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(4) The performance of Class B and Class C shares is based on the performance for Institutional shares of Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

(5) Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------
                                                                              A         B        C
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                         5.00%(1,2)   None     None
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS                 None      None     None
-----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                 None    5.00%(3) 1.00%(4)
-----------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.70%      0.70%    0.70%
-----------------------------------------------------------------------------------------------------
DISTRIBUTION/SERVICE (12b-1) FEES                                          0.25%      1.00%    0.75%
-----------------------------------------------------------------------------------------------------
OTHER EXPENSES
-----------------------------------------------------------------------------------------------------
  DIVIDEND EXPENSES ON SHORT SALES                                         0.39%      0.39%    0.39%
-----------------------------------------------------------------------------------------------------
  EXTRAORDINARY LEGAL EXPENSE                                              0.38%      0.39%    0.25%
-----------------------------------------------------------------------------------------------------
  REMAINDER OF OTHER EXPENSES                                              0.57%      0.57%    0.72%
-----------------------------------------------------------------------------------------------------
  TOTAL OTHER EXPENSES                                                     1.34%      1.35%    1.36%
-----------------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(5)                                         0.01%      0.01%    0.01%
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(6)                                    2.30%      3.06%    2.82%
-----------------------------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(7)                                 0.36%      0.35%    0.31%
-----------------------------------------------------------------------------------------------------
NET EXPENSES(6)                                                            1.94%      2.71%    2.51%
-----------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending upon the amount invested.

(2) For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 12 months of purchase. See "Calculation of Sales Charges."

(3) 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.


(4) The CDSC's for Class C shares of 1.00% applies to shares redeemed within the first 12 months of purchase.

(5) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(6) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(7) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. The expense limitation (which excludes expenses for dividends on securities sold short and extraordinary legal expenses which are included in Other Expenses) for Class A, Class B and Class C shares is 0.97%, 1.72% and 1.72%, respectively. Because dividend expenses on short sales and extraordinary legal expenses are excluded from the expense limitation, Net Expenses exceeded the applicable expense limitation by the amounts of dividend expenses on short sales and extraordinary legal expenses. Net Expenses for Class A, Class B, and Class C shares are 1.94%, 2.71% and 2.51%, respectively. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. Legal expenses incurred by the Fund in connection with the matters described on page 1 of this Prospectus relating to the liquidation of Lehman Brothers, Inc. and the possible litigation involving the Fund are considered extraordinary expenses. As such, these expenses will be borne by the Fund without regard to the Fund's expense limitation agreement.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSE EXAMPLES
--------------------------------------------------------------------------------
Use the table below to compare fees and expenses of the Fund with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


------------------------------------------------------
                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
CLASS A SHARES          $687   $1,149  $1,637   $2,977
------------------------------------------------------
CLASS B SHARES
Assuming Redemption     $774   $1,212  $1,775   $3,172
Assuming no Redemption  $274    $912   $1,575   $3,172
------------------------------------------------------
CLASS C SHARES
Assuming Redemption     $354    $845   $1,462   $3,125
Assuming no Redemption  $254    $845   $1,462   $3,125
------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICY
--------------------------------------------------------------------------------


To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, the Fund has adopted a policy of investing at least 80% of its net assets, plus any borrowings made for investment purposes, in equity securities of large capitalization companies, as described in the summary description under "Principal Investment Strategies" on page 2. The Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------


The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information ("SAI") for additional details regarding these permissible investments.


     o    Asset-Backed Securities

     o    Common Stock

     o    Convertible Securities

     o    Delayed Delivery/When-Issueds Securities

     o    Derivatives

     o    Foreign Currency Transactions

     o    Guaranteed Investment Contracts

     o    High Yield/High-Risk Debt Securities

     o    Illiquid Securities

     o    Investment Company Securities

     o    Investment Grade Bonds

     o    Loan Participations

     o    Money Market Instruments

     o    Mortgage-Backed Securities

     o    Mortgage Dollar Rolls

     o    Municipal Securities

     o    Non U.S-Traded Foreign Securities

     o    Preferred Stocks

     o    Real Estate Investment Trusts ("REITs")

     o    Restricted Securities

     o    Reverse Repurchase Agreements

     o    Short-Term Trading

     o    Small and Micro-Cap Equities

     o    Stripped Obligations

     o    U.S. Government Agency Securities

     o    U.S.-Traded Foreign Securities

     o    U.S. Treasury Obligations

     o    Variable and Floating Rate Instruments

     o    Warrants

     o    Zero-Coupon Debt Obligations

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.


          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.


          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.


MORTGAGE DOLLAR ROLLS: Transactions in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund, plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.


SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
--------------------------------------------------------------------------------
Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, (REITS), securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

        HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

        SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, exchange-traded funds
(ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, standby commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.


PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, the Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.


SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.


TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the fund's investment in the shares of another investment company unaffiliated with the funds to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the 1940 Act or the rules thereunder. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Fund's Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Fifth Third Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fifth Third Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


For the fiscal year ended July 31, 2009, the Fund paid the Advisor 0.70% of the Fund's average net assets (after fee waivers) as a management fee.

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Samrat Bhattacharya has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since November 2007. Mr. Bhattacharya is a Quantitative Equity Analyst on the Structured Products team. He joined FTAM in 2005 and has 12 years of experience in statistical analysis and econometric modeling. Prior to joining FTAM, he worked as a Research Analyst at the Indian Council of Research on International Economic Relations from 1998 to 2000. In this capacity, he developed models for explaining trade patterns across different countries. He currently serves as a member of both the American Finance and American Economic Associations. He graduated with an M.S. and M. Philosophy in Economics, and has a Ph.D. in Economics from The Ohio State University, where he specialized in economic modeling.

Mark Koenig has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005, of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Koenig is the Managing Director of Structured Products. He joined FTAM in 2005 and has 14 years of investment experience. Prior to joining FTAM, he served as the Director of Quantitative Analysis at National City from 1999-2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a Quantitative Analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed income desk. Prior to that, he spent 10 years as a Research Engineer at Draper Laboratories where he specialized in developing guidance, navigation and control algorithms for spacecraft, aircraft, and underwater vehicles. He is currently a member of the CFA Society of Cleveland, the American Finance Association, and the Society of Quantitative Analysts. Mr. Koenig graduated from the University of Cincinnati with a B.S. in Aerospace Engineering, from the University of Arizona with an M.S. in Electrical Engineering, and from Carnegie Mellon with an M.S. in Computational Finance. He is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005. Mr. Wayton is a Portfolio Manager on the Structured Products team. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he was a Quantitative Analyst for the National City Investment Management Company, responsible for developing quantitative equity models and the management of the firm's passive assets. Prior to that, he worked for National City's Private Client Group, which he joined in January 1999. Mr. Wayton is currently a member of the CFA Society of Cleveland. He graduated from Ohio State University with a B.S.B.A. in Finance and is a CFA charterholder.

The Fund's SAI provides further information about the portfolio managers, including their compensation, other accounts they manage, and their ownership of securities in the Fund.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of these policies and procedures is provided in the SAI. The Fund will publicly disclose its portfolio holdings, as reported on a monthly basis, by posting this information on the Fund's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES

The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Fund's Board of Trustees, the value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day the stock markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Fund are sold through financial intermediaries who have entered into sales agreements with the Fund's Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund's ability to locate and eliminate individual market timers. In addition to the Fund's frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Fund.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Fund's Administrator), the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------
You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders for the Fund must be received by the Fund's transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after 4:00 p.m. Eastern Time will be processed on the following business day.

You may purchase Class A and Class C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------
For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, Massachusetts, 02021.

For accounts held at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o       minimum investment requirements

o       exchange policies


o       cut-off time for investments


o       redemption fees


If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Class A shares or Class C shares is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The maximum investment for total purchases of Class C shares is $999,999. These limitations on purchases of Class C shares do not apply to retirement plans or omnibus accounts. These investment limitations are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Fund to your investment representative.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason. The Fund reserves the right to waive the minimum initial or subsequent investment.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, Massachusetts 02021.

SYSTEMATIC INVESTMENT PROGRAM

You may make systematic monthly investments in Class A or Class C shares from your bank account. There is no minimum initial amount required. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Fund is open for business, the purchase will be made on the following day the Fund is open for business.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AVOID WITHHOLDING TAX

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

        o       Name;

        o       Date of birth (for individuals);

        o Residential or business street address (although post office boxes are still permitted for mailing); and

        o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.


Orders to sell shares of the Fund must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For accounts held at other financial institutions, contact your investment representative at your financial institution.


In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.


REDEMPTIONS IN WRITING REQUIRED


You must request redemption in writing and obtain a signature guarantee if:


        o The address on file has been changed in the last 10 business days;

        o       The check is not being mailed to the address on your account;

        o       The check is not being made payable to the owner of the account;
                or

        o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Fund is open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists, as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


For accounts held at other financial institutions, contact your investment representative at your financial institution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.


NOTES ON EXCHANGES


You must meet the minimum requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.


In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.(+)

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders and for shareholders who owned Advisor shares of any Fifth Third Fund prior to August 1, 2005.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUND
--------------------------------------------------------------------------------
Class A shares, Class B shares,* Class C shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.

                               CLASS A                       CLASS B*                          CLASS C
-------------------- --------------------------- ---------------------------------- --------------------------
CHARGE (LOAD)        Front-end sales charge      No front-end sales charge.         No front-end sales charge.
                     (not applicable to money    A contingent deferred sales charge A contingent deferred
                     market funds); reduced      (CDSC) will be imposed on shares   sales charge (CDSC) will
                     sales charges available.    redeemed within 6 years            be imposed on shares
                                                 after purchase.                    redeemed within 12
                                                                                    months after purchase.
-------------------- --------------------------- ---------------------------------- --------------------------
DISTRIBUTION/SERVICE Subject to annual           Subject to annual                  Subject to annual
  (12b-1) FEE        distribution and            distribution and                   distribution and
                     shareholder servicing       shareholder servicing fees         shareholder servicing fees
                     fees of up to 0.25%         of up to 1.00% of the              of up to 0.75% of the
                     of the Fund's assets.       Fund's assets.                     Fund's assets. (Also
                                                                                    subject to a non-12b-1
                                                                                    fee for shareholder
                                                                                    servicing of up to 0.25%
                                                                                    of the Fund's assets.)
-------------------- --------------------------- ---------------------------------- --------------------------
FUND EXPENSES        Lower annual expenses than  Higher annual expenses             Higher annual expenses
                     Class B and Class C shares. than Class A shares.               than Class A shares.
-------------------- --------------------------- ---------------------------------- --------------------------
CONVERSION           None                        Converts to Class A shares         None
                                                 after 8 years.
-------------------- --------------------------- ---------------------------------- --------------------------
MAXIMUM PURCHASE     None                        $99,999                            $999,999
  AMOUNT
-------------------- --------------------------- ---------------------------------- --------------------------

* Effective May 11, 2007, Class B shares were closed to all new investments. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you send to the Fund will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                               SALES CHARGE AS A % OF   CHARGE AS A %
                                                   OFFERING PRICE     OF YOUR INVESTMENT DEALER REALLOWANCE
-----------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                      5.00%                5.26%               4.50%
-----------------------------------------------------------------------------------------------------------
$50,000 BUT LESS THAN $100,000                         4.50%                4.71%               4.00%
-----------------------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN $250,000                        3.50%                3.63%               3.00%
-----------------------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN $500,000                        2.50%                2.56%               2.10%
-----------------------------------------------------------------------------------------------------------
$500,000 BUT LESS THAN $1,000,000                      2.00%                2.04%               1.70%
-----------------------------------------------------------------------------------------------------------
$1,000,000 OR MORE(1)                                  0.00%                0.00%                  --(2)
-----------------------------------------------------------------------------------------------------------

-----------


(1) If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the twelfth month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.


(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.

CLASS B SHARES

Class B shares are closed to all new investments. Holders of Class B shares who sell their Class B shares before the end of the sixth year after purchase will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B shares are subject to the following CDSC schedule:

                                   % OF NAV (AT TIME OF PURCHASE OR SALE
YEAR OF REDEMPTION AFTER PURCHASE    IF LOWER) DEDUCTED FROM PROCEEDS
------------------------------------------------------------------------
DURING THE FIRST YEAR                                5%
------------------------------------------------------------------------
DURING THE SECOND YEAR                               4%
------------------------------------------------------------------------
DURING THE THIRD OR FOURTH YEARS                     3%
------------------------------------------------------------------------
DURING THE FIFTH YEAR                                2%
------------------------------------------------------------------------
DURING THE SIXTH YEAR                                1%
------------------------------------------------------------------------
DURING THE SEVENTH OR EIGHTH YEARS                   0%
------------------------------------------------------------------------

CLASS C SHARES


Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Fund is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS -- CLASS A SHARES

The Fund offers reduced sales charges on Class A shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Fifth Third Fund held in your account or accounts listed under "Combination Privilege" below.

--------------------------------------------------------------------------------
AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.
--------------------------------------------------------------------------------

     o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A or Advisor shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts:
          (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below.

     o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Fund's sales charge reduction program can also be obtained free of charge on the Fifth Third Fund's web-site:
www.fifththirdfunds.com.

SALES CHARGE WAIVERS

CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

     o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

     o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

     o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

     o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee- based financial planners and other types of financial institutions (including omnibus service providers).

     o    Shares purchased by former Kent Fund Investment Class shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

        o Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

        o Redemptions from accounts following the death or disability of the shareholder.

        o Investors who purchased through a participant directed defined benefit plan.

        o       Returns of excess contributions to certain retirement plans.

        o Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

        o Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

        o Shares issued for sweep accounts when a sales commission was not paid at the time of purchase. In this case, the maximum purchase amount is waived also.


CLASS C SHARES

The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.

ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding the Fund's sales charges and breakpoint discounts is available by hyperlink on the Fifth Third Fund's Web site at www.fifththirdfunds.com.

REINSTATEMENT PRIVILEGE

If you have sold Class A shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12b-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class C shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

The 12b-1 fees vary by share class as follows:

        o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund, which the Distributor may use for shareholder servicing and distribution.

        o Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

        o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.


Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class B and Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A shares and paid a front-end sales charge. Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

--------------------------------------------------------------------------------
YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUND OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR
REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH
YOUR ACCOUNT. THE FUND CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

DEALER COMPENSATION AND INCENTIVES


The Distributor pays Dealers selling Class A shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges -- Class A Shares". Additionally, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of the Class A shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor or Advisor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000, as described in the Fund's SAI.

The Distributor or the Advisor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, beginning in the 13th month following each sale, Dealers receive monthly ongoing compensation of up to 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).


With respect to Class A, Class B and Class C shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.

In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.


The Adviser is not permitted to consider sales of shares of the Fund (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Since the Advisor or Distributor make up front dealer concession payments on Class C shares and Class A share finder fees (sales above $1 million or $500,000 for Short Term Bond Fund), the 12b-1 fee shareholder servicing fees and CDSCs, are retained by the Distributor or Advisor as reimbursement for such payments.


DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold your shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B or Class C shares, because Class A shares have lower operating expenses than Class B or Class C shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared and paid quarterly by the Fund.

Capital gains, if any, are distributed at least annually.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


As discussed in detail in the Fund's SAI, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and net realized capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distribution, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% tax brackets -- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund's use of short sales may bear adversely on the Fund's ability to designate distributions as qualified dividend income.


Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the SAI for further details.

FOREIGN INVESTMENTS

If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The fund's effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state or local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain tax consequences relating to an investment in the Fund. The Fund's SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local and foreign laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report relating to the Fund included in this Prospectus, and the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS

(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          CHANGE IN NET ASSETS                     LESS DIVIDENDS AND
                                                        RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                        ----------------------------            ----------------------
                                                                      NET REALIZED
                                                                           AND
                                                                       UNREALIZED    CHANGE IN
                                              NET ASSET               GAINS/(LOSSES) NET ASSETS
                                               VALUE,      NET            FROM       RESULTING     NET        NET
                                              BEGINNING INVESTMENT     INVESTMENT      FROM     INVESTMENT  REALIZED
                                              OF PERIOD INCOME/(LOSS) TRANSACTIONS   OPERATIONS   INCOME      GAINS
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES
Year ended 7/31/09                             $14.45      0.15#         (5.43)        (5.28)      (0.23)      --
Year ended 7/31/08                             $16.71      0.10#         (2.20)        (2.10)      (0.08)   (0.08)
Year ended 7/31/07                             $14.96      0.12#          1.78          1.90       (0.09)   (0.06)
Year ended 7/31/06                             $14.42      0.13           0.71          0.84       (0.12)   (0.18)
Year ended 7/31/05                             $13.04      0.14           1.73          1.87       (0.14)   (0.35)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES
Year ended 7/31/09                             $14.41      0.07#         (5.44)        (5.37)      (0.16)      --
Year ended 7/31/08                             $16.69     (0.02)#        (2.18)        (2.20)         --    (0.08)
Year ended 7/31/07                             $14.98        --#          1.78          1.78       (0.01)   (0.06)
Year ended 7/31/06                             $14.46      0.01           0.72          0.73       (0.03)   (0.18)
Year ended 7/31/05                             $13.08      0.04           1.74          1.78       (0.05)   (0.35)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES
Year ended 7/31/09                             $14.41      0.10#         (5.45)        (5.35)      (0.15)      --
Year ended 7/31/08                             $16.70     (0.02)#        (2.19)        (2.21)         --    (0.08)
Year ended 7/31/07                             $14.98        --#          1.79          1.79       (0.01)   (0.06)
Year ended 7/31/06                             $14.46       0.01          0.72          0.73       (0.03)   (0.18)
Year ended 7/31/05                             $13.08       0.03          1.74          1.77       (0.04)   (0.35)
----------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)     Before waivers and reimbursements.

(b)     Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

#       Average shares method used in calculation.


(o) Includes dividend and interest expense for securities sold short. See table below.

                      Class A    Class B    Class C
                      -------    -------    -------
Year ended 7/31/09     0.39%      0.39%      0.33%
Year ended 7/31/08     0.59%      0.59%      0.59%
Year ended 7/31/07       __^        __^        __^


        ^       Amount is less than 0.005%.

! Includes extraordinary legal expenses of 0.38% for Class A, 0.39% for Class B and 0.25% for Class C for the year ended July 31, 2009.

                                                               FIFTH THIRD FUNDS

                                                            FINANCIAL HIGHLIGHTS

         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                    RATIOS OF    RATIOS OF     RATIOS OF
                                                          NET     TOTAL     NET      EXPENSES    EXPENSES         NET
                                             TOTAL       ASSET   RETURN    ASSETS,      TO          TO         INVESTMENT
                                           DIVIDENDS     VALUE, (EXCLUDES  END OF     AVERAGE     AVERAGE    INCOME/(LOSS) PORTFOLIO
                                              AND        END OF   SALES    PERIOD       NET         NET        TO AVERAGE   TURNOVER
                                          DISTRIBUTIONS  PERIOD  CHARGE)   (000'S)   ASSETS (a)  ASSETS (b)    NET ASSETS   RATE (c)
-------------------------------------------------------- ------ --------- --------- ----------- ------------ ------------- ---------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES
Year ended 7/31/09                           (0.23)      $ 8.94  (36.73)%  $ 5,648     2.29%(o)!    1.93%(o)!     1.50%       188%
Year ended 7/31/08                           (0.16)      $14.45  (12.65)%  $12,505     2.01%(o)     1.76%(o)      0.63%       147%
Year ended 7/31/07                           (0.15)      $16.71   12.70%   $18,972     1.27%(o)     1.17%(o)      0.75%       141%
Year ended 7/31/06                           (0.30)      $14.96    5.84%   $20,923     1.27%        1.17%         0.85%       126%
Year ended 7/31/05                           (0.49)      $14.42   14.58%   $24,026     1.31%        1.17%         0.99%       102%
-------------------------------------------------------- ------ --------- --------- ----------- ------------ ------------- ---------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES
Year ended 7/31/09                           (0.16)      $ 8.88  (37.43)%  $   347     3.05%(o)!    2.70%(o)!     0.75%       188%
Year ended 7/31/08                           (0.08)      $14.41  (13.24)%  $   723     2.76%(o)     2.51%(o)     (0.11)%      147%
Year ended 7/31/07                           (0.07)      $16.69   11.86%   $ 1,044     2.03%(o)     1.92%(o)     (0.01)%      141%
Year ended 7/31/06                           (0.21)      $14.98    5.07%   $   953     2.03%        1.92%         0.09%       126%
Year ended 7/31/05                           (0.40)      $14.46   13.67%   $ 1,007     2.06%        1.92%         0.18%       102%
-------------------------------------------------------- ------ --------- --------- ----------- ------------ ------------- ---------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES
Year ended 7/31/09                           (0.15)      $ 8.91  (37.34)%  $    22     2.81%(o)!    2.50%(o)!     1.05%       188%
Year ended 7/31/08                           (0.08)      $14.41  (13.29)%  $    75     2.76%(o)     2.51%(o)     (0.11)%      147%
Year ended 7/31/07                           (0.07)      $16.70   11.93%   $   125     2.03%(o)     1.92%(o)     (0.02)%      141%
Year ended 7/31/06                           (0.21)      $14.98    5.07%   $   112     2.02%        1.92%         0.13%       126%
Year ended 7/31/05                           (0.39)      $14.46   13.73%   $   193     2.06%        1.92%         0.21%       102%
-------------------------------------------------------- ------ --------- --------- ----------- ------------ ------------- ---------

ADDRESSES
--------------------------------------------------------------------------------------
Fifth Third Funds                                Fifth Third Funds
Structured Large Cap Plus Fund                   38 Fountain Square Plaza
Class A Shares                                   Cincinnati, Ohio 45202
Class B Shares
Class C Shares
--------------------------------------------------------------------------------------
Investment Advisor, Administrator and Accountant Fifth Third Asset Management, Inc.
                                                 38 Fountain Square Plaza
                                                 Cincinnati, Ohio 45202
--------------------------------------------------------------------------------------
Distributor                                      FTAM Funds Distributor, Inc.
                                                 1290 Broadway, Suite 1100
                                                 Denver, Colorado 80203
--------------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-Administrator  State Street Bank and Trust Company
                                                 State Street Financial Center
                                                 One Lincoln Street
                                                 Boston, MA 02111-2900
--------------------------------------------------------------------------------------
Transfer and Dividend Disbursing Agent           Boston Financial Data Services, Inc.
                                                 30 Dan Road
                                                 Canton, Massachusetts 02021
--------------------------------------------------------------------------------------
Independent Registered Public Accounting Firm    PricewaterhouseCoopers LLP
                                                 1100 Walnut, Suite 1300
                                                 Kansas City, MO 64106
--------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI,
PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING TO:

                                FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043
                      YOU CAN ALSO ACCESS THESE DOCUMENTS,
     FREE OF CHARGE ON THE FUND'S WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*
--------------------------------------------------------------------------------

              *The Fund's website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

        o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

        o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                    Advised by:
                                                    FTAM
                                                    FIFTH THIRD ASSET MANAGEMENT


                             BEYOND THE TRADITIONAL

                                 1-800-282-5706
                            WWW. FIFTHTHIRDFUNDS.COM



FTF-PRO-SLR1109

                                                               FIFTH THIRD FUNDS



STRUCTURED LARGE CAP PLUS FUND*


Prospectus

Institutional Shares


November 27, 2009


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



* Closed to all new investments.



Advised by:
FTAM
FIFTH THIRD ASET MANAGEMENT

FIFTH THIRD FUNDS

STRUCTURED LARGE CAP PLUS FUND

INSTITUTIONAL SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------
This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

OBJECTIVE, STRATEGIES AND RISKS ...........  2

SHAREHOLDER FEES AND FUND EXPENSES
Fee Table .................................  5
Expense Examples ..........................  5

ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENTS
Name Policy ...............................  6
Investment Practices ......................  6
Investment Risks ..........................  9

FUND MANAGEMENT
Investment Advisor ........................ 13
Portfolio Managers ........................ 13
Portfolio Holdings ........................ 14

SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares ........ 15
Abusive Trading Practices ................. 15
Purchasing and Adding To Your Shares ...... 16
Selling Your Shares ....................... 17
Exchanging Your Shares .................... 18
Dividends and Capital Gains ............... 19
Taxation .................................. 19

FINANCIAL HIGHLIGHTS ...................... 21

BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW

This section provides important information about the Fifth Third Structured Large Cap Plus Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or
"Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.


As described in this prospectus, the Fund may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the Fund has established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102.19) . THE SUBSTANCE OF THE DISPUTE ITSELF HAS NOT BEEN RESOLVED. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds and therefore are not invested in accordance with the Fund's investment strategy described on page 2. These assets also are not available to meet the Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per-share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the Fund or its shareholders.

The Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

                                                                       STUCTURED
                                                                        PRODUCTS
FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND                        (QUANTITATIVE)
--------------------------------------------------------------------------------

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of October 31, 2009, the market capitalization of companies included in the S&P 500(R) Index ranged from $642 million to $344 billion.
The average market capitalization of companies included in the S&P 500(R)
Index was approximately $18 billion and the median market capitalization was approximately $7.6 billion.

In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis and then screens out those companies facing financial distress . The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.


The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.


The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.


One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.


The Advisor may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition related price gap, etc.). In addition, the Advisor may sell a stock: portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.


-----------
* S&P 500 is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.


The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.


In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful.


DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.


EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.


VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.


GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.


VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

bar chart

1999     18.79%
00      -11.25%
01      -12.82%
02      -23.77%
03       26.11%
04       10.64%
05        5.69%
06       16.68%
07        2.32%
08      -44.69%


Best quarter:  Q2 2003                    13.95%
-------------- ------------------------- -------
Worst quarter: Q4 2008                   -30.51%
-------------- ------------------------- -------
Year to Date Return (1/1/09 to 9/30/09):   6.22%

(1) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by the Advisor was merged into Fifth Third Large Cap Core Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)(1)
-------------------------------------------------------------------------------- --------- ------------ -------------
                                                                  INCEPTION DATE PAST YEAR PAST 5 YEARS PAST 10 YEARS
----------------------------------------------------------------- -------------- --------- ------------ -------------
INSTITUTIONAL SHARES(2)                                              11/2/92
   Return Before Taxes                                                           -44.69%     -5.04%       -3.75%
   Return After Taxes on Distributions(3)                                        -45.10%     -5.56%       -4.43%
   Return After Taxes on Distributions and Sale of Fund Shares(3)                -28.97%     -4.32%       -3.19%
----------------------------------------------------------------- -------------- --------- ------------ -------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           -37.00%     -2.19%       -1.38%
----------------------------------------------------------------- -------------- --------- ------------ -------------
RUSSELL 1000(R) INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           -37.60%     -2.04%       -1.09%
----------------------------------------------------------------- -------------- --------- ------------ -------------


(1) On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by the Advisor was merged into the Structured Large Cap Plus Fund, formerly the Fifth Third Large Cap Core Fund.


(2) For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 1000(R) Index.

SHAREHOLDER FEES AND FUND EXPENSES

FEE TABLE
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.


Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2009.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                           None
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS                                                     None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                                None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (as a percentage of
    average net assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.70%
--------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                                                  None
--------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------
  DIVIDEND EXPENSES ON SHORT SALES                                         0.39%
--------------------------------------------------------------------------------
  EXTRAORDINARY LEGAL EXPENSE                                              0.39%
--------------------------------------------------------------------------------
  REMAINDER OF OTHER EXPENSES                                              0.60%
--------------------------------------------------------------------------------
  TOTAL OTHER EXPENSES                                                     1.38%
--------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)                                         0.01%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                    2.09%
--------------------------------------------------------------------------------
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(3)                                 0.38%
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.71%
--------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fees and expenses are included in total returns of the Fund. The actual indirect expense may vary depending on the particular underlying Fund in which the fund invests and the fund's asset weighting to such underlying Funds.

(2) The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

(3) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 26, 2010. The expense limitation (which excludes expenses for dividends on securities sold short and extraordinary legal expenses which are included in Other Expenses) is 0.72%. Because dividend expenses on short sales and extraordinary legal expenses are excluded from the expense limitation, Net Expenses exceeded the applicable expense limitation by the amount of dividend expenses on short sales and extraordinary legal expenses. Net Expenses are 1.72%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. Legal expenses incurred by the Fund in connection with the matters described on page 1 of this Prospectus relating to the liquidation of Lehman Brothers, Inc. and the possible litigation involving the Fund are considered extraordinary expenses. As such, these expenses will be borne by the Fund without regard to the Fund's expense limitation agreement.



EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------- ------ ------- ------- --------
INSTITUTIONAL SHARES  $175   $619   $1,090   $2,392
-------------------- ------ ------- ------- --------

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
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NAME POLICY
--------------------------------------------------------------------------------


To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, the Fund has adopted a policy of investing at least 80% of its net assets, plus any borrowings made for investment purposes, in equity securities of large capitalization companies, as described in the summary description under "Principal Investment Strategies" on page 2. The Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information ("SAI") for additional details regarding these permissible investments.

        o       Asset-Backed Securities

        o       Common Stock

        o       Convertible Securities

        o       Delayed Delivery/When-Issued Securities

        o       Derivatives

        o       Foreign Currency Transactions

        o       Guaranteed Investment Contracts

        o       High Yield/High-Risk Debt Securities

        o       Illiquid Securities

        o       Investment Company Securities

        o       Investment Grade Bonds

        o       Loan Participations

        o       Money Market Instruments

        o       Mortgage-Backed Securities

        o       Mortgage Dollar Rolls

        o       Municipal Securities

        o       Non U.S-Traded Foreign Securities

        o       Preferred Stocks

        o       Real Estate Investment Trusts ("REITs")

        o       Restricted Securities

        o       Reverse Repurchase Agreements

        o       Short-Term Trading

        o       Small and Micro-Cap Equities

        o       Stripped Obligations

        o       U.S. Government Agency Securities

        o       U.S.-Traded Foreign Securities

        o       U.S. Treasury Obligations

        o       Variable and Floating Rate Instruments

        o       Warrants

        o       Zero-Coupon Debt Obligations



6

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ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a Trust typically collateralized by pools of loans.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.

DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.


          CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.


          FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

          STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

          STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly.

          SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.

FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.


HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's ("S&P") and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."


ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

                                                                               7

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INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds of Fifth Third Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.

          CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

          EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.


INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.


LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

          COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

          COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.


MORTGAGE DOLLAR ROLLS: Transactions in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.


8

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders a ordinary income.


SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.

STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.


WARRANTS: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.


ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------


Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

                                                                               9

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FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

10

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, exchange-traded funds
(ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.


PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, the Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.


REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.


SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.

TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the fund's investment in the shares of another investment company unaffiliated with the funds to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the 1940 Act or the rules thereunder. Upon meeting certain conditions the Fund may invest its respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Fund's Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.

As of September 30, 2009, Fifth Third Asset Management, Inc. had approximately $19.1 billion of assets under management, including approximately $11.5 billion of assets in the Fifth Third Funds.


A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Fifth Third Funds' Board of Trustees and shareholders to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fifth Third Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


For the fiscal year ended July 31, 2009, the Fund paid the Advisor 0.70% of the Fund's average net assets (after fee waivers) as a management fee.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Samrat Bhattacharya has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since November 2007. Mr. Bhattacharya is a Quantitative Equity Analyst on the Structured Products team. He joined FTAM in 2005 and has 12 years of experience in statistical analysis and econometric modeling. Prior to joining FTAM, he worked as a Research Analyst at the Indian Council of Research on International Economic Relations from 1998 to 2000. In this capacity, he developed models for explaining trade patterns across different countries. He currently serves as a member of both the American Finance and American Economic Associations. He graduated with an M.S. and M. Philosophy in Economics, and has a Ph.D. in Economics from The Ohio State University, where he specialized in economic modeling.

FUND MANAGEMENT
--------------------------------------------------------------------------------


Mark Koenig has been the portfolio manager of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005, of the FIFTH THIRD EQUITY INDEX FUND since February 2005 and of the FIFTH THIRD INTERNATIONAL EQUITY FUND since November 2007. Mr. Koenig is the Managing Director of Structured Products. He joined FTAM in 2005 and has 14 years of investment experience. Prior to joining FTAM, he served as the Director of Quantitative Analysis at National City from 1999-2004. In this role, he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a Quantitative Analyst for National City Bank where he was responsible for developing risk analytics to support the bank's fixed income desk. Prior to that, he spent 10 years as a Research Engineer at Draper Laboratories where he specialized in developing guidance, navigation and control algorithms for spacecraft, aircraft, and underwater vehicles. He is currently a member of the CFA Society of Cleveland, the American Finance Association, and the Society of Quantitative Analysts. Mr. Koenig graduated from the University of Cincinnati with a B.S. in Aerospace Engineering, from the University of Arizona with an M.S. in Electrical Engineering, and from Carnegie Mellon with an M.S. in Computational Finance. He is a CFA charterholder.

Michael P. Wayton has been a portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and of the FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND since February 2005. Mr. Wayton is a Portfolio Manager on the Structured Products team. He joined FTAM in 2004 and has 10 years of investment experience. Prior to joining FTAM, he was a Quantitative Analyst for the National City Investment Management Company, responsible for developing quantitative equity models and the management of the firm's passive assets. Prior to that, he worked for National City's Private Client Group, which he joined in January 1999. Mr. Wayton is currently a member of the CFA Society of Cleveland. He graduated from Ohio State University with a B.S.B.A. in Finance and is a CFA charterholder.

The Fund's SAI provides further information about the portfolio managers, including their compensation, other accounts they manage, and their ownership of securities in the Fund.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of these policies and procedures is provided in the SAI. The Fund will publicly disclose its portfolio holdings, as reported on a monthly basis, by posting this information on the Fund's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". This information will be posted no sooner than 15 days after each relevant month's end, and will remain accessible on the website until the next month's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES

The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Fund's Board of Trustees, the value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.


There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Fund are sold through financial intermediaries who have entered into sales agreements with the Fund's Distributor. The Trust has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund's ability to locate and eliminate individual market timers. In addition to the Fund's frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of FTAM (the Fund's Administrator), the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that FTAM will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. Purchase orders received after 4:00 p.m. Eastern Time will be processed on the following business day.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, Massachusetts, 02021.

For accounts held at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o minimum investment requirements

o exchange policies


o cut-off time for investments


o redemption fees


If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional shares is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For details, contact Fifth Third Funds toll free at 1-800-282-5706 or write to:
Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, Massachusetts 02021.

AVOID WITHHOLDING TAX

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number (your social security number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

        o       Name;

        o       Date of birth (for individuals);

        o Residential or business street address (although post office boxes are still permitted for mailing); and

        o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent.


Orders to sell shares of the Fund must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.


In order to sell your shares, call the Fifth Third Funds and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.


The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.


In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee.


For accounts held at other financial institutions, contact your investment representative at your financial institution.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS IN WRITING REQUIRED


You must request redemption in writing and obtain a signature guarantee if:

        o The address on file has been changed in the last 10 business days;

        o       The check is not being mailed to the address on your account;

        o       The check is not being made payable to the owner of the account;
                or

        o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.



You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND


The Trust reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.


If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT -- SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.


Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.


CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR EXCHANGING SHARES

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021.

For accounts held at other financial institutions, contact your investment representative at your financial institution.


EXCHANGING OR CONVERTING SHARES

You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same fund should be treated as a tax-free event. By contrast, an exchange between different funds is a taxable event.

NOTES ON EXCHANGES

You must meet the minimum requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.


In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you do not hold shares through an IRA account or a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared and paid quarterly by the Fund.

Capital gains, if any, are distributed at least annually.


As discussed in detail in the Fund's SAI, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.


TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


TAXATION OF DISTRIBUTIONS

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distribution, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% tax brackets -- for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund's use of short sales may bear adversely on the Fund's ability to designate distributions as qualified dividend income.


Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid). See the Fund's SAI for further details.

FOREIGN INVESTMENTS

If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The fund's effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for state income tax purposes that, if received directly, would be exempt from such state and local income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state, local, and foreign tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Fund. The Fund's SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign tax laws.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO SERVICING AGENTS
--------------------------------------------------------------------------------

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. Those portions of PricewaterhouseCoopers LLP's report, relating to the Fund included in this Prospectus, and the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                    CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                  RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                  --------------------------                    ----------------------
                                                      NET REALIZED
                                                           AND
                                                       UNREALIZED    CHANGE IN
                            NET ASSET                 GAINS/(LOSSES) NET ASSETS
                             VALUE,           NET          FROM       RESULTING     NET       NET
                           BEGINNING      INVESTMENT   INVESTMENT      FROM     INVESTMENT REALIZED
                           OF PERIOD       INCOME     TRANSACTIONS  OPERATIONS    INCOME     GAINS
-------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND
INSTITUTIONAL SHARES
Year ended 7/31/09            $14.66       0.17#          (5.53)       (5.36)     (0.25)      --
Year ended 7/31/08            $16.95       0.14#          (2.22)       (2.08)     (0.13)   (0.08)
Year ended 7/31/07            $15.16       0.17#           1.80         1.97      (0.12)   (0.06)
Year ended 7/31/06            $14.61       0.17            0.72         0.89      (0.16)   (0.18)
Year ended 7/31/05            $13.20       0.18            1.76         1.94      (0.18)   (0.35)
--------------------------------------------------------------------------------------------------------

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

#    Average shares method used in calculation.

(o) Includes dividend and interest expense for securities sold short. See table below.

     Year ended 7/31/09            0.39%
     Year ended 7/31/08            0.59%
     Year ended 7/31/07             __^

     ^    Amount is less than 0.005%.

! Includes extraordinary legal expenses of 0.39% for Institutional shares for the year ended July 31, 2009.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                       ----------------------------------------------------------
                                                                                 RATIOS OF   RATIOS OF
                                                     NET       TOTAL      NET    EXPENSES    EXPENSES     RATIOS OF NET
                                          TOTAL     ASSET     RETURN    ASSETS,     TO          TO        INVESTMENT
                                       DIVIDENDS    VALUE,   (EXCLUDES  END OF   AVERAGE     AVERAGE        INCOME      PORTFOLIO
                                          AND       END OF     SALES    PERIOD     NET         NET         TO AVERAGE   TURNOVER
                                      DISTRIBUTIONS PERIOD    CHARGE)     (000'S) ASSETS (a)  ASSETS (b)    NET ASSETS   RATE (c)
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND
INSTITUTIONAL SHARES
Year ended 7/31/09  $14.66               (0.25)     $ 9.05   (36.73)%  $ 72,778   2.08%(o!)    1.71%(o!)     1.71%       188%
Year ended 7/31/08  $16.95               (0.21)     $14.66   (12.31)%  $133,506   1.76%(o)     1.51%(o)      0.89%       147%
Year ended 7/31/07  $15.16               (0.18)     $16.95    12.94%   $180,126   1.02%(o)     0.92%(o)      0.99%       141%
Year ended 7/31/06  $14.61               (0.34)     $15.16     6.12%   $166,510   1.03%        0.92%         1.09%       126%
Year ended 7/31/05  $13.20               (0.53)     $14.61    14.92%   $169,723   1.05%        0.92%         1.17%       102%
-------------------------------------------------------------------------------------------------------------------------------

ADDRESSES

Fifth Third Funds                           Fifth Third Funds
Structured Large Cap Plus Fund              38 Fountain Square Plaza
Institutional Shares                        Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor, Administrator           Fifth Third Asset Management, Inc.
  and Accountant                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202


--------------------------------------------------------------------------------

Distributor                                 FTAM Funds Distributor, Inc.
                                            1290 Broadway, Suite 1100
                                            Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant                   State Street Bank and Trust Company
  and Sub-Administrator                     State Street Financial Center
                                            One Lincoln Street
                                            Boston, MA 02111-2900

--------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent      Boston Financial Data Services, Inc.
                                            30 Dan Road
                                            Canton, Massachusetts 02021

--------------------------------------------------------------------------------


Independent Registered Public Accounting    PricewaterhouseCoopers LLP
  Firm                                      1100 Walnut, Suite 1300
                                            Kansas City, MO 64106

--------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CALLING THE FUNDS AT 1-800-282-5706 OR WRITING TO:

                               FIFTH THIRD FUNDS
                                    BOX 8043
                              BOSTON, MA 02266-8043
              YOU CAN ALSO ACCESS THESE DOCUMENTS, FREE OF CHARGE
             ON THE FUND'S WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*

--------------------------------------------------------------------------------

              *The Fund's website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGAR Database on the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS

Advised by:
FTAM
FIFTH THIRD ASET MANAGEMENT

                             BEYOND THE TRADITIONAL

                                 1-800-282-5706
                             WWW.FIFTHTHIRDFUNDS.COM



FTF-PRO-SLI1109

                                FIFTH THIRD FUNDS
                  COMBINED STATEMENT OF ADDITIONAL INFORMATION


                             DATED NOVEMBER 27, 2009

         This Combined Statement of Additional Information (the "SAI") relates to the Prospectuses of the following portfolios (the "Funds") of Fifth Third Funds (the "Trust") dated November 27, 2009:


                         Fifth Third All Cap Value Fund
                  Fifth Third Disciplined Large Cap Value Fund
                        Fifth Third Dividend Growth Fund
                          Fifth Third Equity Index Fund
                        Fifth Third High Yield Bond Fund
             Fifth Third Institutional Government Money Market Fund
                   Fifth Third Institutional Money Market Fund
                      Fifth Third International Equity Fund
                        Fifth Third Micro Cap Value Fund
                         Fifth Third Mid Cap Growth Fund
                       Fifth Third Prime Money Market Fund
                         Fifth Third Quality Growth Fund
                        Fifth Third Short Term Bond Fund
                        Fifth Third Small Cap Growth Fund
                        Fifth Third Small Cap Value Fund
                        Fifth Third Strategic Income Fund
                       Fifth Third Total Return Bond Fund
                   Fifth Third U.S. Treasury Money Market Fund


         This SAI, which has been filed with the Securities and Exchange Commission ("SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (each a "Fund"). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a "Prospectus"). Each Prospectus is dated November 27, 2009. The financial statements for the Funds listed above including the notes thereto, dated July 31, 2009, are incorporated by reference into this SAI from the annual reports of those Funds. To receive a copy of any Prospectus, you may write the Trust at Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 or call toll-free (800) 282-5706.

                                TABLE OF CONTENTS


                                                                                                             PAGE
GENERAL INFORMATION ABOUT THE TRUST............................................................................1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS................................................................3

        Investment Objectives..................................................................................3

        Investment Limitations - Stock and Bond Funds..........................................................3

        Investment Limitations -- Money Market Funds...........................................................6
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES......................................8

        Types of Investments...................................................................................8
FIFTH THIRD FUNDS MANAGEMENT..................................................................................28

        Trustees and Officers.................................................................................28

        Codes of Ethics.......................................................................................33

        Voting Proxies on Fund Portfolio Securities...........................................................33

        Disclosure of Portfolio Holdings......................................................................34
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS............................................................36

        Investment Advisor and Subadviser.....................................................................36

        Administrator and Sub-Administrator...................................................................38

        Fund Accountant and Sub-Accountant....................................................................39

        Custodian.............................................................................................40

        Transfer and Dividend Disbursing Agent................................................................40

        Additional Services - Services Agent..................................................................40

        Legal Counsel.........................................................................................40

        Independent Registered Public Accounting Firm.........................................................40
PORTFOLIO MANAGER INFORMATION.................................................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..............................................................44
PURCHASING SHARES.............................................................................................49

        Administrative Services Agreement.....................................................................49

        Distribution Plan.....................................................................................49

        Conversion to Federal Funds...........................................................................52

        Exchanging Securities for Fund Shares.................................................................52

        Payments to Dealers...................................................................................53
ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES.............................................................54
SELLING YOUR SHARES...........................................................................................56

        Redemption In Kind....................................................................................56

        Postponement of Redemptions...........................................................................57
DETERMINING NET ASSET VALUE...................................................................................57

        Valuation of the Equity Funds and Bond Funds..........................................................57

        Use of Amortized Cost.................................................................................58

        Monitoring Procedures.................................................................................58

        Investment Restrictions...............................................................................58

        Trading In Foreign Securities.........................................................................59
TAX STATUS....................................................................................................59

        Qualification as a Regulated Investment Company.......................................................59

        Distributions.........................................................................................61

        Selling Shares........................................................................................62

        Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions...............63

        Hedging64

        Discount Securities...................................................................................64

        Master Limited Partnerships...........................................................................65

        Real Estate Investment Trusts.........................................................................65

        Backup Withholding....................................................................................66

        Tax Shelter Reporting Regulations.....................................................................66

        Tax-Exempt Shareholders...............................................................................67

        Shares Purchased through Tax-Qualified Plans..........................................................67

        Non-U.S. Shareholders.................................................................................67

        General ..............................................................................................68
FINANCIAL STATEMENTS..........................................................................................68
APPENDIX A....................................................................................................69
APPENDIX B....................................................................................................74

                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This Statement of Additional Information relates to the following funds (each, a "Fund" and collectively, the "Funds"):

THE "EQUITY FUNDS":

Fifth Third All Cap Value Fund ("All Cap Value Fund")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value
Fund")
Fifth Third Dividend Growth Fund ("Dividend Growth Fund")
Fifth Third Equity Index Fund ("Equity Index Fund")
Fifth Third International Equity Fund ("International Equity Fund")
Fifth Third Micro Cap Value Fund ("Micro Cap Value Fund")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth Fund")
Fifth Third Quality Growth Fund ("Quality Growth Fund")
Fifth Third Small Cap Growth Fund ("Small Cap Growth Fund")
Fifth Third Small Cap Value Fund ("Small Cap Value Fund")
Fifth Third Strategic Income Fund ("Strategic Income Fund")

THE "BOND FUNDS":

Fifth Third High Yield Bond Fund ("High Yield Bond Fund")
Fifth Third Short Term Bond Fund ("Short Term Bond Fund")
Fifth Third Total Return Bond Fund ("Total Return Bond Fund")

THE "MONEY MARKET FUNDS":

Fifth Third Institutional Government Money Market Fund ("Institutional Government Money Market Fund")
Fifth Third Institutional Money Market Fund ("Institutional Money Market Fund") Fifth Third Prime Money Market Fund ("Prime Money Market Fund")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")

         The Trust offers shares of the following Funds and shares of the following classes of each Fund:

------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
                                                 INSTITUTIONAL  CLASS A   CLASS B*     CLASS C   SELECT     PREFERRED    TRUST
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
All Cap Value Fund                               X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Disciplined Large Cap Value Fund                 X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Dividend Growth Fund                             X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Equity Index Fund                                X              X         X            X         X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
High Yield Bond Fund                             X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Institutional Government Money Market Fund       X                                               X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Institutional Money Market Fund                  X                                               X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
International Equity Fund                        X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Micro Cap Value Fund                             X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Mid Cap Growth Fund                              X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Prime Money Market Fund                          X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Quality Growth Fund                              X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Short Term Bond Fund                             X              X                      X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Small Cap Growth Fund                            X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Small Cap Value Fund                             X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------

------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
                                                 INSTITUTIONAL  CLASS A   CLASS B*     CLASS C   SELECT     PREFERRED    TRUST
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Strategic Income Fund                            X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Total Return Bond Fund                           X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
U.S. Treasury Money Market Fund                  X                                               X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------

* Effective May 11, 2007, all Class B shares were closed to all purchases. Dividends may continue to be reinvested automatically without incurring a sales charge, and existing shareholders owning Class B shares may exchange to Class B shares of other Fifth Third Funds and may redeem shares as described in the Prospectus. Please contact Fifth Third Funds Shareholder Service at 1-800-282-5706 with any questions.

         Each Fund is an "open-end" management investment company and, other than the Dividend Growth Fund, each is a "diversified" investment company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. A non-diversified Fund, such as the Dividend Growth Fund, is any Fund other than a diversified Fund and is not subject to the foregoing restriction. However, non-diversified Funds will comply with similar diversification requirements of the Internal Revenue Code in order to be classified as a regulated investment company for federal income tax purposes. See "Tax Status, Qualification as a Regulated Investment Company" below.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees ("Trustees") may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or such Fund.

         For purposes of determining the presence of a quorum and counting votes on matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined by reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Trustees are responsible for managing the business and affairs of the Trust.


         All Funds are advised by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fifth Third Asset Management, Inc. is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is, in turn, a wholly-owned subsidiary of Fifth Third Bancorp. Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Subadviser") serves as investment sub-advisor to the High Yield Bond Fund.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


         The Prospectuses state the investment objective of each Fund and discuss certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the Prospectuses.


INVESTMENT OBJECTIVES

         Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

INVESTMENT LIMITATIONS - STOCK AND BOND FUNDS

         For purposes of this section, "INVESTMENT LIMITATIONS--STOCK AND BOND FUNDS," the term "Funds" shall mean the Equity Funds and the Bond Funds, but not the Money Market Funds.

FUNDAMENTAL LIMITATIONS

         Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's outstanding shares.

         ISSUING SENIOR SECURITIES AND BORROWING MONEY. None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund (with the exception of the Dividend Growth Fund) may enter into futures contracts, as applicable. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intend to borrow money for investment leverage. None of the Funds consider a cash advance used to cover a short-term overdraft to be a borrowing.

         SELLING SHORT AND BUYING ON MARGIN. None of the Funds will sell any securities short or purchase any securities on margin, but the Funds may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund (with the exception of the Dividend Growth Fund) of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         PLEDGING ASSETS. The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

         LENDING CASH OR SECURITIES. The Funds will not lend any of their respective assets except that (i) cash may be lent to other Funds of the Trust, subject to applicable SEC limitations, and (ii) portfolio securities up to one-third of the value of a Fund's total assets may be lent to third parties. The preceding limitation shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

         INVESTING IN COMMODITIES. None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds (with the exception of the Dividend Growth Fund) may engage in transactions involving financial futures contracts or options on financial futures contracts.

         INVESTING IN REAL ESTATE. None of the Funds will purchase or sell real estate, including limited partnership interests, although each of the Funds may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         DIVERSIFICATION OF INVESTMENTS. Each of the Funds (except the Dividend Growth Fund) may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

         The Dividend Growth Fund, as a non-diversified company, is not so limited under the 1940 Act. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies). In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), or invest in more than 10% of the voting securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), determined at the time of purchase.

         DEALING IN PUT AND CALL OPTIONS. The Micro Cap Value Fund, All Cap Value Fund, Strategic Income Fund and Dividend Growth Fund will not buy or sell put options (with the exception of listed put options on financial futures contracts), call options (with the exception of listed call options or over-the-counter call options on futures contracts), straddles, spreads, or any combination of these.

         CONCENTRATION OF INVESTMENTS. A Fund will not invest 25% or more of the value of its total assets in any one industry, except that each Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

         UNDERWRITING. A Fund will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

         SMALL CAP GROWTH FUND. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets.

NON-FUNDAMENTAL LIMITATIONS

         Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.


         INVESTING IN ILLIQUID SECURITIES. The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities determined in accordance with procedures adopted by the Trustees not to be liquid, and non-negotiable time deposits with maturities over seven days.


         INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies, including shares of iShares(R). The Funds will limit their respective investments in other investment companies that are not part of the same group of investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. The Funds may invest without limitation in shares of money market funds. The preceding limitations do not apply if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

         Investment companies include exchange-traded funds ("ETFs"). See the disclosure under the heading "Exchange-Traded Funds" below for more information on investments in ETFs. Pursuant to an SEC exemptive order issued to iShares(R), dated April 15, 2003, upon adherence to the conditions set forth in the order, the Funds may invest their respective net assets in iShares(R) in excess of the 3%, 5% and 10% limits described above.

         It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

         INVESTING IN PUT OPTIONS. The Micro Cap Value Fund, All Cap Value Fund, Strategic Income Fund and International Equity Fund will not purchase put options on securities or futures contracts, unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

         WRITING COVERED CALL OPTIONS. The International Equity Fund will not write call options on securities or futures contracts unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

         MISCELLANEOUS. Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

INVESTMENT LIMITATIONS -- MONEY MARKET FUNDS

For purposes of this section, "INVESTMENT LIMITATIONS--MONEY MARKET FUNDS," the term "Funds" shall mean the Money Market Funds but not the Equity Funds or the Bond Funds.

FUNDAMENTAL LIMITATIONS

         Except as otherwise provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's shares.

         SELLING SHORT AND BUYING ON MARGIN. None of the Funds will sell any securities short or purchase any securities on margin, but each may obtain such short-term credit as may be necessary for clearance of purchases and sales.

         ISSUING SENIOR SECURITIES AND BORROWING MONEY. None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any direct borrowings need not be collateralized. None of the Funds considers the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of this investment limitation.

         None of the Funds will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. None of the Funds has any present intention to borrow money. None of the Funds consider a cash advance used to cover a short-term overdraft to be a borrowing.

         PLEDGING SECURITIES OR ASSETS. The Prime Money Market Fund will not pledge securities. The Institutional Money Market Fund, Institutional Government Money Market Fund and U.S. Treasury Money Market Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge.

         INVESTING IN COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE. The Prime Money Market Fund will not invest in commodities, commodity contracts, or real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests. The Institutional Money Market Fund and Institutional Government Money Market Fund will not purchase or sell commodities, commodity contracts, commodity futures contracts or real estate, including limited partnership interests.

         UNDERWRITING. A Fund will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

         LENDING CASH OR SECURITIES. The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets except that (i) cash may be lent to other Funds of the Trust subject to applicable SEC limitations and (ii) portfolio securities of the Funds (other than the U.S. Treasury Money Market Fund) may be lent to third parties. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

         ACQUIRING VOTING SECURITIES. The Prime Money Market Fund, Institutional Money Market Fund and Institutional Government Money Market Fund will not acquire the voting securities of any issuer for the purpose of exercising control or management.


         DIVERSIFICATION OF INVESTMENTS. Each of the Funds may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


         Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

         CONCENTRATION OF INVESTMENTS. Each of the Prime Money Market Fund, Institutional Money Market Fund and Institutional Government Money Market Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, the Prime Money Market Fund reserves the right to invest more than 25% of its total assets in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements. The Prime Money Market Fund will not invest more than 25% of its total assets in instruments of foreign banks.

         DEALING IN PUT AND CALLS. The Money Market Funds will not buy or sell puts, calls, straddles, spreads, or any combination of these.

NON-FUNDAMENTAL LIMITATIONS

         Except as otherwise provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

         INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds will limit their respective investments in other investment companies (other than the Fifth Third Money Market Funds) to no more than 3% of the total outstanding voting stock of any investment company. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. The preceding limitations do not apply if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. The Funds may invest in shares of money market funds without limitation.

         It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.


         INVESTING IN ILLIQUID SECURITIES. None of the Funds will invest more than 10% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities determined in accordance with procedures adopted by the Trustees not to be liquid, and non-negotiable time deposits with maturities over seven days.


         MISCELLANEOUS. Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

                   ADDITIONAL RISKS AND INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         The Funds may invest in a variety of securities and may employ a number of investment techniques. The types of investments a Fund uses and some of the risks posed by such investments are described below. Not all Funds may use each type of investment technique. For example, a Fund's fundamental investment limitation may prohibit a Fund from using a specific investment technique or instrument. Please consult each Fund's prospectus for additional details regarding these and other permissible investments.

TYPES OF INVESTMENTS

         BANK INSTRUMENTS. Each Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation. Such instruments include certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.

         In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Funds may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and
(c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States; provided such investment is in agreement with the Fund's investment objective and policies.

         CASH. From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash may reduce the Fund's return and, in the case of Bond Funds and Money Market Funds, the Fund's yield.

         BEAR FUNDS. The Funds may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500(R) Index or to hedge an existing portfolio of securities or mutual fund shares.

         Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

         CLOSED-END INVESTMENT FUNDS. The Funds may invest in closed-end investment companies. The shares of closed-end investment companies will generally be exchange-traded and are not redeemable. Closed-end fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end fund, when sold, will be sold at a price that approximates its net asset value.

         The Funds may also invest in closed-end investment companies in transactions not involving a public offering. These shares will be "restricted securities" and a Fund may be required to hold such shares until the closed-end fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will, at the option of the closed-end fund, be required to provide the closed-end fund with a legal opinion, in form and substance satisfactory to the closed-end fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the closed-end fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the closed-end fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the closed-end fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the closed-end fund is required prior to the assumption of the transferee's Subscription Agreement by another party. The closed-end fund may withhold consent to such an assumption at its absolute discretion.

         EXCHANGE-TRADED FUNDS (ETFS). The Funds (except for the Money Market Funds) may invest in shares of various ETFs, including exchange-traded index and bond funds and ETFs listed on U.S. and foreign exchanges. ETFs seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. A Fund will bear its ratable share of the ETF's expenses, including its advisory and administration fees. At the same time, a Fund will continue to pay its own investment management fees and other expenses. As a result, a Fund will absorb duplicate levels of fees with respect to investments in ETFs.


         Because most ETFs are investment companies, absent exemptive relief, investment in most such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company that is not part of the same group of investment companies to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of its assets. Pursuant to an exemptive order issued to iShares(R) Trust and iShares(R), Inc. ("iShares(R)") dated April 15, 2003, upon adherence to the conditions set forth in the order, the Funds may invest their respective total assets in excess of the 3%, 5% and 10% limits described above. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) Fund.

         iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


         COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or "equity," tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.


         The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, a Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments discussed elsewhere in the prospectus and in this Statement of Additional Information (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.


         COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' restrictions on illiquid investments unless, in the judgment of the Advisor or Subadviser, as applicable, and subject to procedures adopted by of the Board of Trustees, such note is liquid.


         CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor or Subadviser, as applicable, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities.

         In selecting convertible securities for a Fund, the Advisor or Subadviser, as applicable, evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these characteristics with respect to a particular convertible security, the Advisor or Subadviser, as applicable, considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         DERIVATIVES. Each Fund may, but is not required to, use derivative instruments for hedging, risk management purposes, as a substitute for direct investment in securities or other assets, or as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swaps). A description of these and other derivative instruments that the Funds may use are described further below.

         The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights.

         Derivative instruments are subject to other risks. For example, since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also are subject to the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track.


         Custody Receipts. The Funds may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

         Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

         Futures and Options Transactions. The Funds may engage in futures and options transactions to create investment exposure or to hedge to the extent consistent with their investment objectives and policies.

         As a means of reducing fluctuations in the net asset value of their shares, the Funds may attempt to hedge all or a portion of their portfolios through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to create investment exposure or to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

         The Funds will maintain their positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

         The International Equity Fund may invest in securities index futures contracts when the Advisor believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

         Futures Contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.

         A securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

         The purpose of the acquisition or sale of a futures contract by a Fund may be to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.

         Stock Index Options. The Funds may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolios correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor or Subadviser, as applicable, to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Put Options on Financial Futures Contracts. The Funds may purchase listed put options on financial futures contracts. The Funds will use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

         Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

         Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

         A Fund may write listed put options on financial futures contracts to hedge its portfolio or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

         Call Options on Financial Futures Contracts. The Funds may write listed call options or over-the-counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

         Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

         A Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

         Limitation on Open Futures Positions. No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         "Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash, securities or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

         Purchasing Put Options on Portfolio Securities. The Funds may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities. The Funds may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

         Over-the-Counter Options. The Funds may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.


         Structured Investments. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Funds will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Advisor or Subadviser, as applicable.

         Structured Notes. The Funds may invest in structured notes. Structured notes are derivatives where the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index(TM). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Advisor or Subadviser, as applicable, wishes to accept while reducing or avoiding certain other risks.

         Swap Agreements. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.


         Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

         A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor/Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

         Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

         Swap agreements are typically settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor or Subadviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor or Subadviser, as applicable, in accordance with procedures adopted by the Board of Trustees, is responsible for determining and monitoring liquidity of a particular Fund's transactions in swap agreements.


         The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Funds may invest in CMOs. Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

         The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

         Certain debt securities such as, but not limited to, mortgage-related securities, CMOs, asset backed securities (ABSs) and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Bond Funds' weighted average maturity, the effective maturity of such securities will be used.

         ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Funds may invest in ARMS. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

         The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

         FOREIGN CURRENCY TRANSACTIONS. The Funds may engage in foreign currency transactions. In addition, the Strategic Income Fund, the Total Return Bond Fund and the Short-Term Bond Fund may invest in foreign government debt.

         Currency Risks. The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, they may not convert their holdings of foreign currencies to U.S. dollars daily. The Funds may incur conversion costs when they convert their holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Funds buy and sell currencies.

         The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. Each of the Advisor or Subadviser, as applicable, believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in each of the Funds' best interest to do so. The Funds may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the respective Fund.

         In addition, the Funds may be permitted to engage in cross-hedging. Cross-hedging involves the use of forward contracts to shift currency exposure from one non-U.S. Dollar currency to another non-U.S. Dollar currency. An example would be where, the Fund were overweight securities denominated in Sterling and the portfolio manager wished to bring that segment's currency weighting back within the parameters of the index. In this case, the portfolio manager would sell Sterling and buy the Euro using forward contracts. Cross-hedging will only be done relative to an established index and will not exceed 50% of a Fund's net assets.

         Currency hedging may also be accomplished through "proxy hedging," which is defined as entering into a position in one currency to hedge investments denominated in another currency, where two currencies are economically linked or otherwise correlated.


         FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options, and the funds in which they invest may engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.


         When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Funds against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

         Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Advisor or Subadviser, as applicable, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the Funds may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor or Subadviser, as applicable, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         GUARANTEED INVESTMENT CONTRACTS. The Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Funds will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.


         LENDING OF PORTFOLIO SECURITIES. The Funds (except for the Money Market Funds) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


         LOAN PARTICIPATION NOTES. The Funds may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

         LOWER-RATED AND UNRATED SECURITIES. The Funds may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than with respect to issuers of higher grade bonds.

         Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         Special Risks Associated with Lower-Rated And Unrated Securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Advisor's or Subadviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Advisor or Subadviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Funds may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

         Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require sale of the security by the Fund, but the Advisor or Subadviser will consider this event in its determination of whether the Fund should continue to hold the security.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

         In considering investments for the Strategic Income Fund and High Yield Bond Fund, the Advisor and Subadviser, respectively, will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's or Subadviser's analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.


         Although not a principal investment strategy, up to 5% of the Quality Growth Fund's total assets may be represented by higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities.


         MASTER LIMITED PARTNERSHIPS. Master limited partnerships ("MLPs") are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

         Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.


         The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs. Distributions attributable to gain from the sale of MLPs may be taxed as ordinary income.


         MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments, which are high quality, short-term fixed income securities that adhere to the guidelines (i.e., liquidity, maturity and credit quality) set forth by Securities and Exchange Commission Rule 2a-7 under the 1940 Act, which governs the allowable investments purchased by money market funds.


         MUNICIPAL LEASES. The Funds may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, in accordance with procedures adopted by the Trustees, will base its determination on the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers recently willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and
(5) the general credit quality of the municipality, including: (a) whether the lease can be cancelled; (b) whether the assets represented by the lease can be sold; (c) the strength of the lessee's general credit; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (e) the legal recourse in the event of a failure to appropriate.


         MUNICIPAL SECURITIES. The Funds may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (g) general obligation bonds.

         Variable Rate Municipal Securities. The Funds may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

         PARTICIPATION INTERESTS. The Funds may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Funds may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give these Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

         REAL ESTATE INVESTMENT TRUSTS. The Funds (other than the Money Market Funds) may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Funds' investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.


         REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor or Subadviser, as applicable, to be creditworthy.

         RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established in accordance with procedures adopted by the Trustees are quite liquid.) The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity in accordance with such procedures, including Section 4(2) securities, as determined by the Advisor or Subadviser, as applicable, as liquid and not subject to the investment limitation applicable to illiquid securities.

         The ability to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The determination of the liquidity of restricted securities is made by the Advisor or Subadvisor in accordance with procedures adopted by the Trustees. The following criteria, among others, are considered in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.


         REVERSE REPURCHASE AGREEMENTS. Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         STAND-BY COMMITMENTS. The Funds may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

         STRIPPED OBLIGATIONS. The Funds may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. The Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.


         SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees.


         Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


         In addition, the Funds may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.


         Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

         TRUST PREFERRED SECURITIES. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats capital securities as debt.

         U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations in which the Funds may invest include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Student Loan Marketing Association can also issue debt as a corporation, which is not considered a U.S. Government obligation.

         Variable Rate U.S. Government Securities. Some of the short-term U.S. government securities that the Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

         OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

         WARRANTS. The Funds may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. A Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of their assets.

         TEMPORARY AND DEFENSIVE INVESTMENTS. A Fund (other than the Money Market Funds) may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. The Short Term Bond Fund may shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor. The Money Market Funds may hold up to 100% of their assets in cash. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor or Subadviser, as applicable, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


         PORTFOLIO TURNOVER. The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The portfolio turnover rates for the Funds except the Money Market Funds for fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

------------------------------------------------------------ ------------------------- --------------------------
                                                               FISCAL YEAR ENDED JULY     FISCAL YEAR ENDED JULY
                                                                             31, 2009                   31, 2008
------------------------------------------------------------ ------------------------- --------------------------
All Cap Value Fund                                                                42%                        43%
------------------------------------------------------------ ------------------------- --------------------------
Disciplined Large Cap Value Fund                                                  58%                        47%
------------------------------------------------------------ ------------------------- --------------------------
Dividend Growth Fund                                                             102%                        76%
------------------------------------------------------------ ------------------------- --------------------------
Equity Index Fund                                                                  7%                         4%
------------------------------------------------------------ ------------------------- --------------------------
High Yield Bond Fund                                                              32%                        36%
------------------------------------------------------------ ------------------------- --------------------------
International Equity Fund                                                        104%                       155%
------------------------------------------------------------ ------------------------- --------------------------
Micro Cap Value Fund                                                              46%                        49%
------------------------------------------------------------ ------------------------- --------------------------
Mid Cap Growth Fund                                                               47%                        96%
------------------------------------------------------------ ------------------------- --------------------------
Quality Growth Fund                                                               31%                        57%
------------------------------------------------------------ ------------------------- --------------------------
Short Term Bond Fund                                                              63%                        33%
------------------------------------------------------------ ------------------------- --------------------------
Small Cap Growth Fund                                                             81%                       105%
------------------------------------------------------------ ------------------------- --------------------------
Small Cap Value Fund                                                              68%                        60%
------------------------------------------------------------ ------------------------- --------------------------
Strategic Income Fund                                                             32%                        32%
------------------------------------------------------------ ------------------------- --------------------------
Total Return Bond Fund                                                            15%                        36%
------------------------------------------------------------ ------------------------- --------------------------


                          FIFTH THIRD FUNDS MANAGEMENT

         The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and desirable to carry out this responsibility, including the election and removal of Trust officers.

TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their ages, the positions they hold with the Trust, their terms of office and lengths of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that each Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address, unless otherwise noted, of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. Fund

Complex includes the portfolios of the Trust described in this SAI, in addition to other portfolios of the Trust, which are offered by separate prospectuses and separate statement of additional information.

                                                        INDEPENDENT TRUSTEES

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
                                                                                               NUMBER OF
                         POSITION                                                           PORTFOLIOS IN
                           HELD       TERM OF OFFICE        PRINCIPAL OCCUPATION(S)          FUND COMPLEX          OTHER
                         WITH THE     AND LENGTH OF              DURING THE PAST              OVERSEEN BY    DIRECTORSHIPS HELD
      NAME AND AGE         TRUST      TIME SERVED(1)                 5 YEARS                    TRUSTEE          BY TRUSTEE
----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
Edward Burke Carey      Chairman-    January           President, Carey Realty                     24        Canisius
Age: 64                 Board of     1989-Present      Investments, Inc. (commercial real                    College-Trustee.
                        Trustees                       estate), 1990-Present.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
David J. Durham         Trustee      June              Chairman of the Board since 2005,           24        None.
Age: 64                              2001-Present      President and Chief Executive
                                                       Officer of Clipper Products, Inc.,
                                                       (importer and wholesale
                                                       distributor), September
                                                       1997-Present.
----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
David J. Gruber         Trustee      December          President, DJG Financial Consulting         24        CASA of Delaware
Age: 45                              2003-Present      (accounting and finance                               County
                                                       consultant), June
                                                       2007-Present. Project
                                                       Professional, Resources
                                                       Global Professionals
                                                       (accounting and finance
                                                       consultant), December
                                                       2004-June 2007. CFO, Ohio
                                                       Arts & Sports Facilities
                                                       Commission (state funding
                                                       oversight agency), April
                                                       2003-December 2004.
                                                       Finance Director, Ohio
                                                       Expositions Commission
                                                       (state fair and expo
                                                       center), April 1996-March
                                                       2003.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
J. Joseph Hale Jr.      Trustee      March             President and CEO of MediLux Health         24        Trustee for
Age: 59                              2001-Present      Care, April 2008-Present. EVP and                     Hanover College,
                                                       Managing Director, DHR International                  Egan Maritime
                                                       (executive recruiter), April 2007-                    Institute, Sconset
                                                       April 2008. Consultant, Duke Energy,                  Chapel, and Sconset
                                                       April 2006-March 2007. President,                     Trust
                                                       Cinergy Foundation (manager of
                                                       corporate contributions of certain
                                                       Duke Energy entities), November
                                                       2001-Present.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
John E. Jaymont         Trustee      October 2001-     Business Development Director,              24        None.
Age: 64                              Present           Printing Industries of Ohio/North
                                                       Kentucky (printing industry
                                                       association), Feb. 2002- Present.
                                                       Management Consultant, April
                                                       2000-February 2002.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------

1. Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's
     Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee's 72nd birthday occurs.


                                                        OFFICERS


------------------------------- --------------------- --------------------- -----------------------------------------------------
                                     POSITION(S)             TERM OF
                                        HELD               OFFICE AND
          NAME AND                    WITH THE             LENGTH OF                      PRINCIPAL OCCUPATION(S)
             AGE                       FUNDS             TIME SERVED(1)                   DURING THE PAST 5 YEARS
------------------------------- --------------------- --------------------- -----------------------------------------------------
E. Keith Wirtz                  President             April 2007-Present    President, Fifth Third Asset Management, Inc. 2003-
Age: 49                                                                     Present.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Matthew A. Ebersbach            Vice President,       March 2006-Present;   Vice President of Fifth Third Asset Management,
Age: 39                         Assistant Treasurer   September             Inc. 2006 - Present; Assistant Vice President of
                                and Assistant         2008-Present          Fifth Third Asset Management, Inc. 2001-2005.
                                Principal Financial
                                Officer

------------------------------- --------------------- --------------------- -----------------------------------------------------
Richard B. Ille                 Vice President        April 2007-Present    Managing Director, Products and Marketing, Fifth
Age: 45                                                                     Third Asset Management, Inc., 2001-Present.

------------------------------- --------------------- --------------------- -----------------------------------------------------
James A. Mautino                Anti-Money            February              Vice President and Chief Compliance Officer, Fifth
Age: 41                         Laundering and        2007-Present          Third Asset Management, Inc. August 2005-Present;
                                Chief Compliance                            Director of Risk and Compliance, State Street Bank
                                Officer                                     and Trust Company, October 1995-July 2005.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Shannon King                    Treasurer and         March 2008-Present    Vice President, Mutual Fund Administration, Fifth
Age:  37                        Principal Financial                         Third Asset Management, Inc. 2007-Present;
                                Officer                                     Assistant Vice President, Capital Markets
                                                                            Treasury and Derivatives Manager 2005-2007
                                                                            and Capital Markets Accounting Manager 2001-2005
                                                                            at Fifth Third Bancorp.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Matthew A. Swendiman            Secretary and         April                 Secretary and Chief Administrative Officer, Fifth
Age: 36                         Chief Legal Officer   2007-Present;         Third Asset Management, Inc., May 2009 to Present;
                                                      September             Vice President and Counsel of Fifth Third Bank,
                                                      2009-Present          March 2006-May 2009; Attorney, Kirkpatrick &
                                                                            Lockhart Nicholson Graham, LLP, May 2005-March
                                                                            2006; Counsel, The Phoenix Companies, Inc., July
                                                                            2002-April 2005.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Ryan Casey                      Assistant Treasurer   April 2009-Present    Assistant Vice President, State Street Bank and
State Street Bank and Trust                                                 Trust Company (a Massachusetts trust company)
Company, One Lincoln Street,                                                2000-Present.
Boston, MA 02111
Age: 36

------------------------------- --------------------- --------------------- -----------------------------------------------------
Tracy Kaufman                   Assistant Treasurer   June 2007-Present     Assistant Vice President, State Street Bank and
State Street Bank and Trust                                                 Trust Company (a Massachusetts trust company)
Company, One Lincoln Street,                                                1986-Present.
Boston, MA 02111
Age: 51

------------------------------- --------------------- --------------------- -----------------------------------------------------
Francine S. Hayes               Assistant Secretary   June 2007-Present     Vice President and Senior Counsel, State Street
State Street Bank and Trust                                                 Bank and Trust Company (a Massachusetts trust
Company, One Lincoln Street,                                                company) 2004-Present.
Boston, MA 02111
Age: 41

------------------------------- --------------------- --------------------- -----------------------------------------------------

1. The Trust's Officers are elected annually by the Trustees.

     For Officers, positions held with affiliated persons of the Trust (or affiliated persons of such persons) are listed in the following table:

  ----------------------------- --------------------------------------------------------------------------------------------
  NAME                          POSITIONS HELD WITH AFFILIATED PERSONS OF THE FUNDS
  ----------------------------- --------------------------------------------------------------------------------------------
  E. Keith Wirtz                Fifth Third Asset Management, Inc., President
  ----------------------------- --------------------------------------------------------------------------------------------
  Matthew A. Ebersbach          Fifth Third Asset Management, Vice President
  ----------------------------- --------------------------------------------------------------------------------------------
  Richard B. Ille               Fifth Third Asset Management, Inc., Executive Director
  ----------------------------- --------------------------------------------------------------------------------------------
  Matthew A. Swendiman          Fifth Third Asset Management, Inc., Secretary and Chief Administrative Officer
  ----------------------------- --------------------------------------------------------------------------------------------
  James A. Mautino              Fifth Third Asset Management, Inc., Vice President and Chief Compliance Officer
  ----------------------------- --------------------------------------------------------------------------------------------
  Shannon King                  Fifth Third Asset Management, Inc., Vice President
  ----------------------------- --------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF TRUSTEES


         AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. For the fiscal year ended July 31, 2009, there were five meetings of the Audit Committee.

         NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Hale, Durham, Jaymont and Gruber serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. During the fiscal year ended July 31, 2009, the Nominations Committee did not meet.

         COMPLIANCE COMMITTEE. The purpose of the Compliance Committee is to review, analyze and investigate compliance matters of the Trust identified by the Board to the Committee. The Committee's function is strictly one of oversight. Generally, the full Board, rather than this Committee, will exercise direct oversight with respect to the Trust's compliance matters. Messrs. Hale and Gruber serve on this committee. During the fiscal year ended July 31, 2009, the Compliance Committee did not meet.

         SPECIAL PROXY VOTING COMMITTEE. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust's investment adviser. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. During the fiscal year ended July 31, 2009, the Special Proxy Voting Committee did not meet.


TRUSTEES' SECURITIES OWNERSHIP


         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Funds' family of investment companies as of December 31, 2008:

------------------------------- -------------------------------------------------------- ----------------------------
NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS           AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                                                                         COMPANIES OVERSEEN BY
                                                                                         TRUSTEE IN FAMILY OF
                                                                                         INVESTMENT COMPANIES
------------------------------- -------------------------------------------------------- ----------------------------
Edward Burke Carey              Small Cap Value Fund: $1-10,000                          Over $100,000
                                Disciplined Large Cap Value Fund: $1-$10,000
                                Equity Index Fund: $1-$10,000
                                U.S. Treasury Money Market Fund: Over $100,000
                                Prime Money Market Fund: $50,000-100,000 Quality
                                Growth Fund: $50,000-100,000 Mid Cap Growth
                                Fund: $10,001-50,000
------------------------------- -------------------------------------------------------- ----------------------------
J. Joseph Hale, Jr.             None                                                     $1-10,000
------------------------------- -------------------------------------------------------- ----------------------------
David J. Durham                 Prime Money Market Fund: $1-10,000                       Over $100,000
                                Mid Cap Growth Fund: $10,001-50,000
                                Quality Growth Fund: $10,001-50,000
                                All Cap Value Fund: $10,001-50,000
------------------------------- -------------------------------------------------------- ----------------------------
John E. Jaymont                 Quality Growth Fund: $1-10,000                           $10,001-50,000
                                Institutional Money Market Fund: $1-10,000
                                Dividend Growth Fund: $1-10,000
                                All Cap Value Fund: $1-10,000
------------------------------- -------------------------------------------------------- ----------------------------
David J. Gruber                 All Cap Value Fund: $1-10,000                            $10,001-50,000
                                International Equity Fund: $10,001-50,000
                                Dividend Growth Fund: $1-10,000
                                Disciplined Large Cap Value Fund: $1-$10,000
------------------------------- -------------------------------------------------------- ----------------------------

         As of December 31, 2008, none of the independent Trustees or their immediate family members owned beneficially the securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         As of November 4, 2009, the Officers and Trustees owned less than 1% of any class of any Fund.


TRUSTEES COMPENSATION


         Effective January 1, 2008, the Trustees, who are not interested persons of the Trust receive from the Trust, receive an annual retainer of $35,000 for service on the Board. Each Independent Trustee receives a fee of $7,500 for each regular quarterly Board meeting attended in person. Each Independent Trustee also receives a fee of $3,750 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson of the Board receives $8,000 for each meeting over which he or she presides as Chairman, in addition to any other fees received.


         Each Audit Committee member receives an annual retainer of $3,500 and a fee of $1,250 for each Audit Committee meeting attended in person. The Chairperson of the Audit Committee receives $2,500 for each meeting over which he presides as Chairman, in addition to any other fees received.

         Each Compliance Committee member receives an annual retainer of $5,500 per year (payable in a lump sum at the first Compliance Committee meeting of the calendar year). The Compliance Committee fees are paid only in years in which a Compliance Committee meeting takes place. The Chairperson of the Compliance Committee receives an additional retainer of $2,000, in addition to any other fees received.

         Each Nominations Committee member receives a fee of $1,000 for each Nominations Committee meeting attended in person.


      The following table summarizes the compensation, including committee fees, paid to the Trustees of the Trust for the fiscal year ended July 31, 2009.

---------------------------------- --------------------- ---------------------- --------------------- -------------------------
                                                                    PENSION OR                         TOTAL COMPENSATION FROM
                                              AGGREGATE    RETIREMENT BENEFITS       ESTIMATE ANNUAL    FUNDS AND FUND COMPLEX
                                       COMPENSATION FOR     ACCRUED AS PART OF         BENEFITS UPON      PAID TO TRUSTEES FOR
                                                    THE          FUND EXPENSES            RETIREMENT     THE FISCAL YEAR ENDED
                                      FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED             JULY 31, 2009
NAME OF PERSON                           JULY 31, 2009*          JULY 31, 2009         JULY 31, 2009
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
TRUSTEES
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
Edward Burke Carey                             $159,500                   None                  None                  $159,500
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
J. Joseph Hale, Jr.                              95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
David J. Durham                                  95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
John E. Jaymont                                 105,300                   None                  None                   105,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
David J. Gruber                                  95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------


1. Compensation excludes reimbursement of travel and other out-of-pocket expenses.

BENEFICIAL OWNERSHIP


         The name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of November 4, 2009 is set forth in Appendix B.


TRUSTEE LIABILITY

         The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, the Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS

         Each of the Trust, Fifth Third Asset Management, Inc., Fort Washington Investment Advisors, Inc. and FTAM Funds Distributor, Inc. has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

         The Board has delegated to the Advisor authority to vote proxies on the securities held in a Fund's portfolio. The Board has also approved the Advisor's policies and procedures for voting the proxies, which are described below.

Proxy Voting Procedures


         The Advisor has engaged RiskMetrics Group ("RiskMetrics") to administer the proxy voting policy. The Advisor's Investment Committee reviews and adopts annually the proxy voting recommendations contained in the RiskMetrics Proxy Voting Guidelines Summary. The Chief Investment Officer of the Advisor must approve any deviations from these guidelines.

         With respect to any proxy vote made on behalf of the Trust that involves a material conflict of interest for the Advisor, the Advisor will refer such proxy vote to the Special Proxy Voting Committee. The Special Proxy Voting Committee is composed exclusively of Independent Trustees of the Board of Trustees of the Funds and will conduct its activities according to the Special Proxy Voting Committee Charter.

Proxy Voting Policies

         On matters of corporate governance, generally RiskMetrics will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

         On matters of capital structure, generally RiskMetrics will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to reduce the par value of common stock, and for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

         On matters relating to management compensation, generally RiskMetrics will vote: for stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and against proposals that would permit retirement plans for nonemployee directors.

         On matters relating to corporate transactions, RiskMetrics will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. RiskMetrics will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. RiskMetrics will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Advisor may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if RiskMetrics decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though RiskMetrics typically votes against such measures in other contexts.


Information Regarding Proxy Votes

         You may obtain information without charge about how a Fund voted proxies related to its portfolio securities during the 12 month period ended June 30, without charge, by visiting the Securities and Exchange Commission's Web site at www.sec.gov or the Funds' website at www.fifththirdfunds.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees has adopted on behalf of the Funds policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures (the "Procedures") are designed to protect the confidentiality of the Funds' portfolio holdings information and to prevent the selective disclosure of such information (except as otherwise permitted by applicable law and the

Procedures). The Procedures may be modified at any time by the Trust's Chief Compliance Officer ("CCO"), provided that any material changes be reported to the Board of Trustees, and to the extent necessary, will be amended to conform to rules and regulations adopted by the SEC. No provision of the Procedures is intended to restrict or prevent the disclosure of portfolio holdings information that may be required by applicable law or requested by governmental authorities.


         The Funds will make their respective portfolio holdings information available on the Funds' website at www.fifththirdfunds.com in the section "Annual Reports and Other Information". The Funds' website contains the complete schedule of each Fund's portfolio holdings as of the most recent month's end. This information is generally posted on the Funds' website no sooner than 15 days after each month's end, and will remain available on the website until at least the date on which the Funds file a report on Form N-CSR or a report on Form N-Q for the period that includes the date as of which the information is current. The posted schedules include information for each portfolio security (not including cash positions) held by each of the Funds as of the relevant month's end. In addition, Money Market Funds' portfolio holdings may be made available to the public more frequently, when deemed by the CCO to be in the best interests of Fund shareholders, and are available upon request, as of the previous business day's close, by calling 1-800-282-5706. The Funds' portfolio holdings are disclosed to the public, on a quarterly basis, on forms required to be filed with the SEC. The Funds' reports on Form N-CSR (with respect to each annual period and semi-annual period) and reports on Form N-Q (with respect to the first and third quarters of each of the Funds' fiscal years) are available on the SEC's website at www.sec.gov. If a Fund's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR website or otherwise) before the disclosure of the information on the Funds' website, such Fund may post such information on the Funds' website. Except as provided in the Procedures, the Funds' portfolio holdings may not be disclosed to third parties prior to posting on the website.

         A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the CCO determines that such disclosure is in the best interests of the Fund's shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds' adviser and its affiliates, sub-advisers, and the Funds' custodian, sub-administration and accounting services provider, independent accounting firm, fund counsel, and proxy voting service provider.


         Except for entities that utilize FTAM model portfolios (e.g., overlay managers and wrap sponsors) which may or may not closely resemble Fund portfolios, non-public portfolio holdings may not be disseminated for compensation or other consideration. A list of all persons who receive non-public portfolio holdings will be available upon request to the CCO.

         The frequency with which the non-public portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.

         The Funds have ongoing arrangements to disclose portfolio holdings to the following Service Providers:

NAME OF VENDOR                                    TYPE OF SERVICE                     FREQUENCY       LAG TIME
------------------------------------------------- ----------------------------------- --------------- --------------
DDM Marketing & Communications                    Marketing & Communications          Weekly and      One day
                                                                                      Quarterly
Standard & Poor's                                 Ratings Agency                      Weekly          One day
Moody's Investors Service                         Ratings Agency                      Weekly          One day
Fitch Ratings Ltd.                                Ratings Agency                      Weekly          One day
FactSet                                           Portfolio analytics                 Daily           N/A
Interactive Data Bond Edge                        Portfolio analytics                 Daily           N/A
Investor Tools - SMART/Perform                    Portfolio analytics                 Daily           N/A
Yield Book                                        Portfolio analytics                 Daily           N/A
Advent Axys                                       Portfolio accounting                Daily           N/A
Able Noser                                        Trade cost analysis                 Monthly         Five days
SG Constellation                                  Distribution services               Weekly          One day
eA Data Automation Services                       Marketing Support                   Quarterly       8 days
Fifth Third Bank                                  Portfolio management and            Daily           N/A
                                                  administrative support
Prima Capital Management, Inc.                    Overlay manager                     Daily           N/A
Merrill Lynch                                     Wrap sponsor                        Daily           N/A
Morgan Stanley                                    Wrap sponsor                        Daily           N/A
Fifth Third Securities                            Wrap sponsor                        Daily           N/A
Envestnet Asset Management                        Overlay manager                     Daily           N/A
Bear Stearns                                      Wrap sponsor                        Daily           N/A
TD Ameritrade                                     Wrap sponsor                        Daily           N/A
Placemark Investments                             Overlay manager                     Daily           N/A
------------------------------------------------- ----------------------------------- --------------- --------------

         Exceptions to the Procedures may only be made if approved in writing by the CCO when the Fund has legitimate business purposes for doing so, and if the recipients are subject to a confidentiality agreement, as described above. Any exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.


         The Advisor and Subadviser have primary responsibility for ensuring that each of the Funds' portfolio holdings information is only disclosed in accordance with the Procedures. As part of this responsibility, the Advisor and Subadviser, as applicable, maintain such internal informational barriers as it believes are reasonably necessary for preventing the unauthorized disclosure of non-public portfolio holdings. The CCO is responsible for reviewing, at least annually, the Advisor's and Subadviser's policies, procedures and/or processes and for reporting to the Board of Trustees whether, in the CCO's view, these policies, procedures and /or processes are reasonably designed to comply with the Procedures.

         If the CCO determines that the Advisor's, and/or Subadviser's, policies, procedures and/or processes are not reasonably designed to comply with the Procedures, the CCO shall notify the Advisor and/or Subadviser of such deficiency and request that the Advisor and/or subadviser indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO's satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Board of Trustees of the deficiency and shall discuss with the Board possible responses.


               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

INVESTMENT ADVISOR AND SUBADVISER


         Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds and provides investment advisory services through its Trust and Investment Division. FTAM is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which, in turn, is a wholly-owned subsidiary of Fifth Third Bancorp.

         Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the High Yield Bond Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company.

         Neither the Advisor nor the Subadviser shall be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


         Because of the internal controls maintained by FTAM to restrict the flow of non-public information, a Fund's investments are typically made without any knowledge of FTAM's or any affiliate's lending relationship with an issuer.

ADVISORY FEES


         For advisory services, the Advisor receives annual investment advisory fees as described in the Prospectuses. The following shows gross investment advisory fees for the Funds and fees waived by the Advisor for the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007 (amounts in thousands).

-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
FUND NAME                                       YEAR            FEES          YEAR             FEES         YEAR            FEES
                                               ENDED         WAIVED/         ENDED          WAIVED/        ENDED         WAIVED/
                                       JULY 31, 2009  REIMBURSED-2009*    JULY 31,  REIMBURSED-2008*    JULY 31, REIMBURSED-2007*
                                                                              2008                          2007
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
All Cap Value Fund                        $1,527,248        $250,458   $ 2,927,978         $134,483       $3,593           $  99
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Disciplined Large Cap Value Fund           2,683,558         200,669     5,026,273           53,352        5,262              22
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Dividend Growth Fund                          95,060         177,934       180,389          233,441          208             244
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Equity Index Fund                            766,516         935,822     1,196,095        1,387,094        1,295           1,521
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
High Yield Bond Fund                         285,914         184,683       417,490          245,795          459             264
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Institutional Government Money             9,321,621       8,194,726     5,210,479        4,990,301        2,910           2,929
Market Fund
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Institutional Money Market Fund           11,571,778       9,373,218    10,807,625        9,666,988        7,330           6,632
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
International Equity Fund                  2,514,187         285,475     4,991,488          494,238        4,980              33
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Micro Cap Value Fund                         261,562         140,680       529,258          251,593        1,029             174
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Mid Cap Growth Fund                          925,124         147,123     2,520,379           76,295        3,019              19
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Prime Money Market Fund                    5,934,575         125,345     5,757,221          535,917        4,653             431
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Quality Growth Fund                        2,547,955         145,539     4,916,538          168,849        5,730             129
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Short Term Bond Fund                       1,121,847         315,287     1,328,744          392,819        1,321             419
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Small Cap Growth Fund                        357,230         123,387       732,808           81,002        1,058              69
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Small Cap Value Fund                         580,781          63,537       903,878           45,629        1,171              61
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Strategic Income Fund                        842,711         350,603     1,319,826          404,610        1,602             405
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
Total Return Bond Fund                     2,721,916         509,300     3,177,457          643,043        1,658             420
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------
U.S. Treasury Money Market Fund            9,005,061       6,820,287     5,654,311        4,559,402        4,545           3,915
-------------------------------------- -------------- --------------- ------------- ---------------- ------------ ---------------

*The amounts include fee waivers and expense reimbursements by the Advisor pursuant to expense limitations in effect during the fiscal year.

SUBADVISER AND SUBADVISORY FEES


         HIGH YIELD BOND FUND. Fort Washington is the subadviser to the High Yield Bond Fund under the terms of a Sub-advisory Agreement between FTAM and Fort Washington. For its sub-advisory services, Fort Washington receives an annual sub-advisory fee paid by the Advisor of 0.40% of net assets for the initial $50 million in assets and 0.30% of net assets for assets in excess of $50 million. For its initial fiscal year ended July 31, 2007, the fiscal year ended July 31, 2008 and the fiscal year ended July 31, 2009, the Advisor paid Fort Washington, as Subadviser to the High Yield Bond Fund, fees of $246,711, $228,902 and $163,406, respectively.


ADMINISTRATOR AND SUB-ADMINISTRATOR

         Prior to November 21, 2006, Fifth Third Bank was the Trust's administrator. Effective November 21, 2006, Fifth Third Asset Management, Inc. (the "Administrator") became the Funds' administrator which generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Funds pay the Administrator administration fees at the annual rates set forth below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets. For certain Funds, the Administrator has voluntarily agreed to waive a portion of its net asset-based administration fee. In addition, a $10,000 annual per class per Fund applies beyond the first four classes per Fund, and each Fund is subject to an annual $20,000 minimum fee.

         ADMINISTRATION FEE           TRUST AVERAGE DAILY NET ASSETS
         ------------------           ------------------------------
         0.20%                        Up to $1 billion
         0.18%                        In excess of $1 billion up to $2 billion
         0.17%                        In excess of $2 billion

         Prior to June 1, 2007, BISYS Fund Services Ohio, Inc. was the Trust's sub-administrator. Effective June 1, 2007, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111 became the Funds' sub-administrator (the "Sub-Administrator"). The Sub-Administrator performs sub-administration services on behalf of each Fund for which it receives compensation from the Administrator.


         The following shows administration fees for Fifth Third Bank and the Administrator incurred by the Funds, and the amounts of those fees that were waived by Fifth Third Bank and/or the Administrator for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 (amounts in thousands).

---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
                                              YEAR         FEES              YEAR         FEES           YEAR         FEES
                                             ENDED      WAIVED-             ENDED      WAIVED-          ENDED      WAIVED-
            FUND NAME                JULY 31, 2009         2009     JULY 31, 2008         2008  JULY 31, 2007         2007
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
All Cap Value Fund                        $264,418     $108,610          $506,255     $292,798           $622         $235
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Disciplined Large Cap Value Fund           580,943      102,233         1,087,298      376,970          1,139          262
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Dividend Growth Fund                        20,587           --            39,000           --             45           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Equity Index Fund                          442,389      166,079           689,977      259,154            748          281
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
High Yield Bond Fund*                       70,767           --           103,225           --            114           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Institutional Government Money           4,035,978    1,048,682         2,253,827      586,179          1,260          327
Market Fund
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Institutional Money Market Fund          5,009,728    2,025,061         4,675,515    1,891,334          3,173        1,282
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------

---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
                                              YEAR         FEES              YEAR         FEES           YEAR         FEES
                                             ENDED      WAIVED-             ENDED      WAIVED-          ENDED      WAIVED-
            FUND NAME                JULY 31, 2009         2009     JULY 31, 2008         2008  JULY 31, 2007         2007
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
International Equity Fund                  435,416           --           864,826           --            862           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Micro Cap Value Fund                        45,287           --            91,512           --            178           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Mid Cap Growth Fund                        200,192       35,413           544,694           --            654           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Prime Money Market Fund                  2,568,930    1,186,915         2,490,592    1,151,444          2,014          930
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Quality Growth Fund                        551,591       63,699         1,063,649      100,660          1,240           48
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Short Term Bond Fund                       388,739           --           180,996           --            457           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Small Cap Growth Fund                       88,356           --           459,894           --            262           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Small Cap Value Fund                       111,806           --           173,812           --            225           --
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Strategic Income Fund                      146,007       42,136           228,427       65,991            277           52
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
Total Return Bond Fund                     785,678      306,689           916,368      393,487            478          111
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------
U.S. Treasury Money Market Fund          3,898,260    2,251,265         2,446,032    1,413,578          1,968        1,136
---------------------------------- ---------------- ------------ ----------------- ------------ -------------- ------------


                       FUND ACCOUNTANT AND SUB-ACCOUNTANT

         Prior to November 21, 2006, Fifth Third Bank served as fund accountant for the Funds. Effective November 21, 2006, Fifth Third Asset Management, Inc. serves as fund accountant for the Funds (the "Fund Accountant"). Prior to May 14, 2007, BISYS Fund Services Ohio, Inc. served as the sub-fund accountant for the Funds. Effective May 14, 2007, State Street Bank and Trust Company serves as the sub-fund accountant for the Funds (the "Sub-Accountant"). The Sub-Accountant maintains the Trust's fund accounting records. The Funds pay the Fund Accountant accounting fees at the annual rates set forth below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses. In addition, a $10,000 annual flat per class per fee per Fund applies beyond the initial class of shares.

         -------------------------------- --------------------------------------
         ACCOUNTING FEE                   FUND AVERAGE DAILY NET ASSETS
         -------------------------------- --------------------------------------
         0.020%                           Up to $500 million
         -------------------------------- --------------------------------------
         0.015%                           $500 million and up to $1 billion
         -------------------------------- --------------------------------------
         0.010%                           In excess of $1 billion
         -------------------------------- --------------------------------------


         The following shows fund accounting fees incurred by the Funds for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 (amounts in thousands).

------------------------------------------------------ --------------- ----------------- ---------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED
FUND NAME                                              JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
------------------------------------------------------ --------------- ----------------- ---------------
All Cap Value Fund                                           $ 66,080          $ 88,904          $  109
------------------------------------------------------ --------------- ----------------- ---------------
Disciplined Large Cap Value Fund                               98,962           151,140             159
------------------------------------------------------ --------------- ----------------- ---------------
Dividend Growth Fund                                           62,233            61,942              70
------------------------------------------------------ --------------- ----------------- ---------------
Equity Index Fund                                             125,544           157,905             153
------------------------------------------------------ --------------- ----------------- ---------------
High Yield Bond Fund                                           67,701            70,235              70
------------------------------------------------------ --------------- ----------------- ---------------
Institutional Government Money Market Fund                    342,883           230,475             157
------------------------------------------------------ --------------- ----------------- ---------------
Institutional Money Market Fund                               402,035           374,426             278
------------------------------------------------------ --------------- ----------------- ---------------
International Equity Fund                                     103,116           142,123             136
------------------------------------------------------ --------------- ----------------- ---------------
Micro Cap Value Fund                                           63,451            61,328              70
------------------------------------------------------ --------------- ----------------- ---------------
Mid Cap Growth Fund                                            62,457            93,398             113
------------------------------------------------------ --------------- ----------------- ---------------
Prime Money Market Fund                                       257,844           253,451             223
------------------------------------------------------ --------------- ----------------- ---------------
Quality Growth Fund                                            95,965           156,142             168
------------------------------------------------------ --------------- ----------------- ---------------
Short Term Bond Fund                                           75,328            76,090              81
------------------------------------------------------ --------------- ----------------- ---------------
Small Cap Growth Fund                                          62,774            59,445              70
------------------------------------------------------ --------------- ----------------- ---------------

------------------------------------------------------ --------------- ----------------- ---------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED
FUND NAME                                              JULY 31, 2009    JULY 31, 2008    JULY 31, 2007
------------------------------------------------------ --------------- ----------------- ---------------
Small Cap Value Fund                                           62,009            62,162              70
------------------------------------------------------ --------------- ----------------- ---------------
Strategic Income Fund                                          67,175            68,971              72
------------------------------------------------------ --------------- ----------------- ---------------
Total Return Bond Fund                                        137,783           164,831              94
------------------------------------------------------ --------------- ----------------- ---------------
U.S. Treasury Money Market Fund                               333,705           242,788             212
------------------------------------------------------ --------------- ----------------- ---------------


CUSTODIAN

         Prior to June 1, 2007, Fifth Third Bank was the custodian for the Funds. Effective June 1, 2007, State Street Bank and Trust Company became the custodian for the Funds (the "Custodian"). The Custodian holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses. For the period August 1, 2006 through May 31, 2007, the custody fees and expenses for Fifth Third Bank incurred by the Funds were approximately $1,060,981.

TRANSFER AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021, serves as the transfer and dividend disbursing agent for the Funds (the "Transfer Agent"). The fees paid to the Transfer Agent are based upon the size, type and number of accounts and transactions made by shareholders. The Funds also reimburse the Transfer Agent for various out-of-pocket expenses.

ADDITIONAL SERVICES - SERVICES AGENT


         Prior to May 14, 2007, Fifth Third Asset Management, Inc. assisted BISYS Fund Services Ohio, Inc. with transfer agency-related services. Pursuant to a Services Agreement dated May 14, 2007, Fifth Third Asset Management, Inc. (the "Services Agent") provides certain other transfer-agent related services for the Funds, for an annual fee of $370,000, payable monthly. For the fiscal years ended July 31, 2009, July 31, 2008 and the period May 14, 2007 through July 31, 2007, the Services Agent earned $370,000, $370,000 and $77,083, respectively, in services agent fees. For the period August 1, 2006 through May 13, 2007, the Services Agent earned fees from BISYS Fund Services Ohio, Inc. in the amount of $516,192.

LEGAL COUNSEL

         Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601 is counsel to the Funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP will audit and report on the Funds' annual financial statements, and may perform other professional tax, accounting, auditing and advisory services when engaged to do so by the Funds.

                          PORTFOLIO MANAGER INFORMATION

         The portfolio managers identified under "Fund Management - Portfolio Managers" in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set below.


----------------------------------------------------------------------------------------------------------------------
                             NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                 AS OF JULY 31, 2009
----------------------------------------------------------------------------------------------------------------------
      PORTFOLIO MANAGER          OTHER REGISTERED INVESTMENT     OTHER POOLED INVESTMENT         OTHER ACCOUNTS
                                          COMPANIES                     VEHICLES
------------------------------- ------------------------------ ---------------------------- --------------------------
Scott A. Billeadeau             Number: 0                      Number: 1                    Number:  30
                                Assets: None                   Assets: $4,510,844           Assets:  $83,763,765
------------------------------- ------------------------------ ---------------------------- --------------------------
John L. Cassady III             Number: 0                      Number: 4                    Number:  201
                                Assets:   None                 Assets:  $672,498,228        Assets:  $3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------
Mark Demos                      Number: 0                      Number:  2                   Number:  95
                                Assets:   None                 Assets:  $12,652,180         Assets:  $672,669,072
------------------------------- ------------------------------ ---------------------------- --------------------------
Amy Denn                        Number: 0                      Number:  2                   Number:  95
                                Assets:   None                 Assets:  $12,652,180         Assets:  $672,669,072
------------------------------- ------------------------------ ---------------------------- --------------------------
Jon Fisher                      Number: 0                      Number:  2                   Number:  95
                                Assets:   None                 Assets:  $12,652,180         Assets:  $672,669,072
------------------------------- ------------------------------ ---------------------------- --------------------------
Martin E. Hargrave              Number: 0                      Number: 4                    Number:  80
                                Assets:   None                 Assets: $139,905,258         Assets:  $83,763,765
------------------------------- ------------------------------ ---------------------------- --------------------------
John P. Hoeting                 Number: 0                      Number: 2                    Number:  3
                                Assets:   None                 Assets: $100,000,000         Assets:  $1,086,726,267
------------------------------- ------------------------------ ---------------------------- --------------------------
Eric J. Holmes                  Number: 0                      Number: 0                    Number:  16
                                Assets:   None                 Assets:   None               Assets:  $181,905,043
------------------------------- ------------------------------ ---------------------------- --------------------------
Peter M. Klein                  Number: 0                      Number:  0                   Number:  1,524
                                Assets:   None                 Assets:   None               Assets:  $152,155,182
------------------------------- ------------------------------ ---------------------------- --------------------------
Mark Koenig                     Number: 0                      Number: 1                    Number:  3
                                Assets:   None                 Assets: $222,921,534         Assets:  $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
Joseph W. Kremer                Number: 0                      Number: 0                    Number:  16
                                Assets:   None                 Assets:   None               Assets:  $181,905,043
------------------------------- ------------------------------ ---------------------------- --------------------------
Peter Kwiatkowski               Number: 0                      Number: 1                    Number:  63
                                Assets:   None                 Assets: $13,488,124          Assets:  $1,110,770,818
------------------------------- ------------------------------ ---------------------------- --------------------------
David R. Luebke                 Number: 0                      Number: 1                    Number:  30
                                Assets:   None                 Assets: $4,510,844           Assets:  $83,763,765
------------------------------- ------------------------------ ---------------------------- --------------------------
Mary Jane Matts                 Number: 0                      Number: 3                    Number:  208
                                Assets: None                   Assets:  $23,600,566         Assets:  $744,771,684
------------------------------- ------------------------------ ---------------------------- --------------------------
Mirko M. Mikelic                Number: 0                      Number: 4                    Number:  201
                                Assets:   None                 Assets:  $672,498,228        Assets:  $3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------
Edward Moore                    Number: 0                      Number: 3                    Number:  208
                                Assets:   None                 Assets:  $23,600,566         Assets:  $744,771,684
------------------------------- ------------------------------ ---------------------------- --------------------------
Scott Richter                   Number: 0                      Number: 3                    Number:  208
                                Assets: None                   Assets:  $23,600,566         Assets:  $744,771,684
------------------------------- ------------------------------ ---------------------------- --------------------------
Jason Schwartz                  Number: 0                      Number: 4                    Number:  201
                                Assets:   None                 Assets:  $672,498,228        Assets:  $3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------
Mitchell L. Stapley             Number: 0                      Number: 4                    Number:  201
                                Assets: None                   Assets:  $672,498,228        Assets:  3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------
Zhiqiang Sun                    Number: 0                      Number: 1                    Number:  3
                                Assets: None                   Assets: $222,921,534         Assets:  $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
Jill A. Thompson                Number: 0                      Number: 1                    Number:  30
                                Assets:   None                 Assets: $4,510,844           Assets:  $83,763,765
------------------------------- ------------------------------ ---------------------------- --------------------------
Michael P. Wayton               Number: 0                      Number: 1                    Number:  3
                                Assets:   None                 Assets: $222,921,534         Assets:  $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
E. Keith Wirtz                  Number: 0                      Number: 0                    Number:  75
                                Assets: None                   Assets: None                 Assets:  $1,259,995,449
------------------------------- ------------------------------ ---------------------------- --------------------------
David L. Withrow                Number: 0                      Number: 4                    Number:  201
                                Assets:   None                 Assets:  $672,498,228        Assets:  $3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------
J. Kevin Seagraves              Number: 0                      Number: 0                    Number: 0
                                Assets:   None                 Assets:   None               Assets:  None
------------------------------- ------------------------------ ---------------------------- --------------------------
Brendan M. White                Number: 2                      Number: 2                    Number:  11
                                Assets:  $87,700,000           Assets: $111,200,000         Assets:  $1,884,600,000
------------------------------- ------------------------------ ---------------------------- --------------------------

         None of the portfolio managers are responsible for managing any accounts for which the advisory fee is based on performance.


CONFLICTS OF INTEREST

         From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund.

         Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. The portfolio manager knows the size, timing and possible market impact of the Fund's trades and could use this information to the advantage of the Managed Accounts and to the possible detriment of the Fund.

         Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Fifth Third Asset Management, Inc. has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

         Portfolio Manager Compensation. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisor or Subadviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Advisor and Subadviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

Fifth Third Asset Management, Inc.

         Each Fifth Third Asset Management, Inc. portfolio manager's compensation generally consists of a base salary, a cash incentive bonus and certain Fifth Third Bancorp long-term, non-cash incentives. Portfolio managers are also eligible for the standard retirement, health and welfare benefits available to all FTAM and Fifth Third Bancorp employees. In the case of portfolio managers responsible for managing multiple Funds and/or other FTAM advisory accounts, the method used to determine manager compensation is the same for all such Funds and other accounts.

         Portfolio manager base salaries are based upon the manager's experience and level of expertise, taking into account ongoing compensation benchmark analyses performed by FTAM's human resource specialists. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic performance reviews, upon assumption of new duties, or when a market adjustment of the position is deemed by management to be warranted.

         A portfolio manager's bonus is determined by a number of factors. The most important factor is the gross, pre-tax performance over rolling 3-year periods of the managed Funds and other accounts versus the applicable benchmarks against which the performance of the relevant asset class or classes are measured. No incentive bonus is earned under this factor unless the manager outperforms such benchmark(s). Another factor makes such comparison over the most recent one-year period and takes other, more subjective, components and factors into account, including but not limited to client involvement and interaction, client retention and the portfolio manager's compliance record.


         The applicable benchmarks for each Fund are as follows:

-------------------------------------------------- ----------------------------------------------------------------------

FUND NAME                                          INDEX
-------------------------------------------------- ----------------------------------------------------------------------
All Cap Value Fund                                 Russell 3000 Value Index, Russell Midcap Value Index
-------------------------------------------------- ----------------------------------------------------------------------
Disciplined Large Cap Value Fund                   Russell 1000 Value Index
-------------------------------------------------- ----------------------------------------------------------------------
Dividend Growth Fund                               S&P 500 Index
-------------------------------------------------- ----------------------------------------------------------------------
Equity Index Fund                                  S&P 500 Index
-------------------------------------------------- ----------------------------------------------------------------------
High Yield Bond Fund                               Merrill Lynch High Yield Master Index
-------------------------------------------------- ----------------------------------------------------------------------
International Equity Fund                          Morgan Stanley Capital International EAFE Index
-------------------------------------------------- ----------------------------------------------------------------------
Micro Cap Value Fund                               Russell 2000 Value Index, Russell Microcap Index
-------------------------------------------------- ----------------------------------------------------------------------
Mid Cap Growth Fund                                Russell Midcap Growth Index
-------------------------------------------------- ----------------------------------------------------------------------
Quality Growth Fund                                Russell 1000 Growth Index
-------------------------------------------------- ----------------------------------------------------------------------
Short Term Bond Fund                               Merrill Lynch 1-3 Year Government/Corporate Index
-------------------------------------------------- ----------------------------------------------------------------------
Small Cap Growth Fund                              Russell 2000 Growth Index
-------------------------------------------------- ----------------------------------------------------------------------
Small Cap Value Fund                               Russell 2000 Value Index
-------------------------------------------------- ----------------------------------------------------------------------
Strategic Income Fund                              Barclays Capital U.S. Aggregate Bond Index, Barclays Capital
                                                   Intermediate Credit Bond Index
-------------------------------------------------- ----------------------------------------------------------------------
Total Return Bond Fund                             Barclays Capital U.S. Aggregate Bond Index
-------------------------------------------------- ----------------------------------------------------------------------


         Portfolio managers also are eligible to participate in Fifth Third Bancorp long-term, non-cash incentive programs. Such incentives have taken the form of non-transferable restricted stock grants and stock appreciation rights and are awarded to eligible participants on the basis of Fifth Third Bancorp's overall financial performance.

Fort Washington Investment Advisors, Inc.


         All portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to Merrill Lynch High Yield Master Index, the benchmark for the High Yield Bond Fund) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

SECURITIES OWNERSHIP


         The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of July 31, 2009:

------------------------------------ ------------------------------------ ----------------------------------
NAME OF PORTFOLIO MANAGER            FUND                                 DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------ ------------------------------------ ----------------------------------
Scott A. Billeadeau                  Mid Cap Growth Fund                          $10,001 - $50,000
                                     Small Cap Growth Fund                        $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
John L. Cassady III                  Total Return Bond Fund                             None
                                     Short Term Bond Fund                               None
                                     Strategic Income Fund                              None
------------------------------------ ------------------------------------ ----------------------------------
Mark Demos                           Quality Growth Fund                         $50,001 - $100,000
------------------------------------ ------------------------------------ ----------------------------------
Amy Denn                             Quality Growth Fund                         $100,001 - $500,000
                                     Dividend Growth Fund                               None
------------------------------------ ------------------------------------ ----------------------------------
Jon Fisher                           Quality Growth Fund                         $100,001 - $500,000
------------------------------------ ------------------------------------ ----------------------------------
Martin E. Hargrave                   Mid Cap Growth Fund                             $1 -$10,000
                                     Small Cap Growth Fund                          $1 - $10,000
------------------------------------ ------------------------------------ ----------------------------------
John P. Hoeting                      Short Term Bond Fund                               None
------------------------------------ ------------------------------------ ----------------------------------
Eric J. Holmes                       Small Cap Value Fund                        $100,001 - $500,000
                                     Micro Cap Value fund                         $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Peter M. Klein                       All Cap Value Fund                           $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Mark Koenig                          International Equity Fund                    $10,001 - $50,000
                                     Equity Index Fund                                  None
------------------------------------ ------------------------------------ ----------------------------------
Peter Kwiatkowski                    Strategic Income Fund                              None
                                     Dividend Growth Fund                         $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Joseph W. Kremer                     Small Cap Value Fund                        $50,001 - $100,000
                                     Micro Cap Value Fund                           $1 - $10,000
------------------------------------ ------------------------------------ ----------------------------------
David R. Luebke                      Mid Cap Growth Fund                            $1 - $10,000
                                     Small Cap Growth Fund                        $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Mary Jane Matts                      Disciplined Large Cap Value Fund             $10,001 - $50,000
                                     All Cap Value Fund                           $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Mirko M. Mikelic                     Total Return Bond Fund                             None
                                     Strategic Income Fund                              None
------------------------------------ ------------------------------------ ----------------------------------
Edward Moore                         All Cap Value Fund                                 None
------------------------------------ ------------------------------------ ----------------------------------
Scott Richter                        Disciplined Large Cap Value Fund             $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Jason Schwartz                       Short Term Bond Fund                               None
                                     Total Return Bond Fund                             None
------------------------------------ ------------------------------------ ----------------------------------
Mitchell L. Stapley                  Total Return Bond Fund                             None
                                     Short Term Bond Fund                               None
                                     High Yield Bond Fund                               None
                                     Strategic Income Fund                        $50,001-$100,000
------------------------------------ ------------------------------------ ----------------------------------
Zhiqiang Sun                         International Equity Fund                    $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Jill A. Thompson                     Mid Cap Growth Fund                          $10,001 - $50,000
                                     Small Cap Growth Fund                        $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Michael P. Wayton                    Equity Index Fund                            $10,001 - $50,000
------------------------------------ ------------------------------------ ----------------------------------
Brendan M. White                     High Yield Bond Fund                               None
------------------------------------ ------------------------------------ ----------------------------------
E. Keith Wirtz                       International Equity Fund                          None
------------------------------------ ------------------------------------ ----------------------------------
David L. Withrow                     Total Return Bond Fund                           $1-10,000
                                     Short Term Bond Fund                               None
                                     Strategic Income Fund                              None
------------------------------------ ------------------------------------ ----------------------------------

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Advisor selects brokers and dealers to handle the purchase and sale of portfolio instruments for the Funds. In selecting brokers and dealers to effect portfolio transactions for the Funds, the Advisor seeks to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but the Advisor may consider various other factors as it deems relevant. These factors may include, without limitation: (1) the Advisor's knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of transaction; (4) the nature and character of the market for the security; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the security; (7) confidentiality and anonymity; (8) execution, (9) clearance and settlement capabilities, as well as the reputation and perceived soundness of the brokers/dealers selected and others which are considered; (10) the Advisor's knowledge of actual or apparent broker/dealer operational problems; (11) the broker/dealer's execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions. The Advisor also may consider the quality of research and/or services provided by executing broker/dealers, as discussed below. The Advisor maintains procedures for monitoring best execution, and routinely reviews commission rates and execution and settlement services provided by various broker/dealers in order to determine their competitiveness. The Advisor is not permitted to consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Funds to pay broker/dealers providing the Funds with brokerage and research services (as defined in the 1934 Act) an amount of commission for effecting portfolio transactions in excess of the commission another broker/dealer would have charged for effecting the transaction. These brokerage and research services may include, without limitation, written and oral reports on the economy, industries, sectors and individual companies or issuers; appraisals and analysis relating to markets and economic factors; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Generally, the Advisor may use brokerage and research services to benefit the Funds as well as other investment accounts managed by the Advisor or its affiliates. The Advisor may not necessarily use all brokerage and research services received to benefit the particular Fund paying the brokerage commissions that gave rise to the receipt of such services.

         The determination and evaluation of the reasonableness of brokerage commissions paid in connection with portfolio transactions are based primarily on the professional opinions of the advisory personnel responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other investors of comparable size and type. The Advisor may select broker/dealers based on its assessment of their ability to provide quality executions and its belief that the research, information and other services provided by such broker/dealer may benefit the Funds. It is not possible to place a precise dollar value on the special executions or on the brokerage and research services the Advisor receives from broker/dealers effecting transactions in portfolio securities. Accordingly, broker/dealers selected by the Advisor may be paid commissions for effecting portfolio transactions in excess of amounts other broker/dealers would have charged for effecting similar transactions if the Advisor determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker/dealers.

         Selected products or services provided by broker/dealers may have multiple uses, including administrative, marketing or other uses which do not constitute brokerage or research services within the meaning of Section 28(e) of the 1934 Act. Such products or services are generally referred to as "mixed-use" items. The Advisor evaluates mixed-use products and services and will attempt to make a reasonable allocation of the cost of the product or service according to its use. The Advisor may consider various objective factors in making such an allocation, such as the amount of time that the product or service is used, for an eligible purpose within the meaning of Section 28(e) of the 1934 Act. A conflict of interest may arise in allocating the cost of mixed-use items between research and non-research purposes. The proportion of products and services attributable to eligible brokerage or research services will be paid through brokerage commissions generated by Fund transactions; the portion attributable to ineligible products and services will by paid by the Advisor from its own resources. Although the allocation of mixed-use items is not precisely determined, the Advisor makes a good faith effort to fairly allocate such items.

         The Advisor evaluates brokerage and research services provided by broker/dealer firms on at least an annual basis. The evaluation criteria focus upon the quality and quantity of brokerage and research services provided by such broker/dealer firms and whether the commissions paid for such services are fair and reasonable.

         The allocation of portfolio transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts.

         Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, the Advisor may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When one of the Funds and one or more other accounts managed by the Advisor or its affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may affect the price paid or shares received by the Funds or the size of the position obtained or disposed of by the Funds. Generally, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.


         The following table shows the amount of brokerage commissions paid by the Funds to brokers who provide research services to the Funds, and the total amounts of the transactions pursuant to which such commissions were paid, for the fiscal year ended July 31, 2009:

---------------------------------------- ------------------------------ --------------------------
                                                   COMMISSIONS PAID ON     AMOUNT OF TRANSACTIONS
                                              TRANSACTIONS DIRECTED TO          DIRECTED TO FIRMS
                                              FIRMS PROVIDING RESEARCH         PROVIDING RESEARCH
FUND                                                     JULY 31, 2009              JULY 31, 2009
---------------------------------------- ------------------------------ --------------------------
All Cap Value Fund                                         $   401,320            $   167,573,528
---------------------------------------- ------------------------------ --------------------------
Disciplined Large Cap Value Fund                             1,050,202                452,547,884
---------------------------------------- ------------------------------ --------------------------
Dividend Growth Fund                                            43,105                 30,764,975
---------------------------------------- ------------------------------ --------------------------
Equity Index Fund                                               19,953                 42,702,717
---------------------------------------- ------------------------------ --------------------------
International Equity Fund                                      813,635                594,444,055
---------------------------------------- ------------------------------ --------------------------
Micro Cap Value Fund                                           175,953                 25,961,871
---------------------------------------- ------------------------------ --------------------------
Mid Cap Growth Fund                                            287,097                178,472,379
---------------------------------------- ------------------------------ --------------------------
Quality Growth Fund                                            335,140                255,197,474
---------------------------------------- ------------------------------ --------------------------
Small Cap Growth Fund                                          283,647                 90,746,025
---------------------------------------- ------------------------------ --------------------------
Small Cap Value Fund                                           335,675                 88,944,705
---------------------------------------- ------------------------------ --------------------------
Short Term Bond Fund                                             4,483                      4,501
---------------------------------------- ------------------------------ --------------------------
Strategic Income Fund                                           44,234                 19,489,846
---------------------------------------- ------------------------------ --------------------------
Total Return Bond Fund                                           7,925                      7,956
---------------------------------------- ------------------------------ --------------------------

         The following table shows the aggregate amount of brokerage commissions paid by each Fund for the fiscal years ended July 31 of each year shown:

--------------------------------------- --------------------- -------------------- ----------------------
                                          TOTAL BROKERAGE       TOTAL BROKERAGE       TOTAL BROKERAGE
                                          COMMISSIONS PAID     COMMISSIONS PAID      COMMISSIONS PAID
FUND                                       JULY 31, 2009         JULY 31, 2008         JULY 31, 2007
--------------------------------------- --------------------- -------------------- ----------------------
All Cap Value Fund                                 $ 401,320           $  437,681             $  302,237
--------------------------------------- --------------------- -------------------- ----------------------
Disciplined Large Cap Value Fund                   1,050,202              937,547                650,954
--------------------------------------- --------------------- -------------------- ----------------------
Dividend Growth Fund                                  43,105               38,351                 35,815
--------------------------------------- --------------------- -------------------- ----------------------
Equity Index Fund                                     20,002               16,145                 32,593
--------------------------------------- --------------------- -------------------- ----------------------
Institutional Government Money Market                     --                   --                     --
Fund
--------------------------------------- --------------------- -------------------- ----------------------
Institutional Money Market Fund                           --                   --                     --
--------------------------------------- --------------------- -------------------- ----------------------
International Equity Fund                            813,651            1,541,091                 17,636
--------------------------------------- --------------------- -------------------- ----------------------
Micro Cap Value Fund                                 179,363              375,315                812,356
--------------------------------------- --------------------- -------------------- ----------------------
Mid Cap Growth Fund                                  287,097              831,839                655,475
--------------------------------------- --------------------- -------------------- ----------------------
Prime Money Market Fund                                   --                   --                     --
--------------------------------------- --------------------- -------------------- ----------------------
Quality Growth Fund                                  335,140              820,283              1,415,473
--------------------------------------- --------------------- -------------------- ----------------------
Short Term Bond Fund                                   4,483               17,049                  6,563
--------------------------------------- --------------------- -------------------- ----------------------
Small Cap Growth Fund                                287,186              504,616                617,845
--------------------------------------- --------------------- -------------------- ----------------------
Small Cap Value Fund                                 335,973              362,346                338,538
--------------------------------------- --------------------- -------------------- ----------------------
Strategic Income Fund                                 44,234               50,860                  8,031
--------------------------------------- --------------------- -------------------- ----------------------
Total Return Bond Fund                                 7,925               10,677                  3,074
--------------------------------------- --------------------- -------------------- ----------------------
U.S. Treasury Money Market Fund                           --                   --                     --
--------------------------------------- --------------------- -------------------- ----------------------

         For each of the three most recent fiscal years, none of the Funds paid brokerage commissions to any affiliated broker.

         During the fiscal year ended July 31, 2009, the Funds acquired securities of certain of the Funds' regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of July 31, 2009 (amounts in thousands, except shares) were as follows:

---------------------------- ------------------------------------------- -------------- ------------ ----------------
BROKER/DEALER                FUND                                        SHARES         PRINCIPAL    MARKET VALUE
---------------------------- ------------------------------------------- -------------- ------------ ----------------
AXA Financial                International Equity                               61,324                          1,296
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                       --         1,000              670
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Bank of America Corp.
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Equity Index                                      259,857            --            3,843
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             All Cap Value                                     292,471            --            4,326
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Disciplined Large Cap Value                       563,307            --            8,331
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Total Return Bond                                      --         4,000            3,818
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                        --         2,638            2,656
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Government Money Market                  --       275,000          275,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             U.S. Treasury Money Market                             --       167,513          167,513
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Bank of New York             Equity Index                                       35,952            --              983
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                             --         3,900            3,887
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                        --           750              777
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Barclay's Bank PLC           Total Return Bond                                 106,000            --            2,427
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                   82,900            --            1,755
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Prime Money Market                                     --        45,000           45,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                             --       190,000          190,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
BROKER/DEALER                FUND                                        SHARES         PRINCIPAL    MARKET VALUE
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Government Money Market                  --       215,000          215,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             U.S. Treasury Money Market                             --       210,000          210,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             International Equity                              524,613            --            2,649
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
BMO Nesbitt Burns            U.S. Treasury Money Market                             --       100,000          100,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
BNP Paribas Securities       Prime Money Market                                     --        52,450           52,443
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                             --       115,000          114,982
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             International Equity                               19,260            --            1,404
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Citigroup, Inc.              Equity Index                                      165,794            --              526
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Total Return Bond                                      --         2,000            1,839
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                   84,925         1,000            2,613
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                        --         1,000            1,013
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             U.S. Treasury Money Market                             --         7,450            7,472
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Deutsche Bank                Total Return Bond                                      --         3,233            1,609
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                   36,000        1,000             1,843
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Prime Money Market                                     --       100,000          100,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                             --       245,000          245,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Government Money Market                  --       205,000          205,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             U.S. Treasury Money Market                             --       250,000          250,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Goldman Sachs
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Equity Index                                       15,140            --            2,472
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                   40,000           677            1,375
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Total Return Bond                                      --        11,249           11,228
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                        --         4,692            4,875
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Prime Money Market                             43,166,812            --           43,167
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                     94,513,448            --           94,513
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Government Money Market         117,372,666            --          117,373
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             U.S. Treasury Money Market                      2,679,076            --            2,679
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
JP Morgan Securities
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Equity Index                                      117,325            --            4,535
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             All Cap Value                                     108,353            --            4,188
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Disciplined Large Cap Value                       248,418            --            9,601
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Dividend Growth                                     9,880            --              382
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Quality Growth                                    105,000           240            4,286
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                       --         1,232            1,009
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Total Return Bond                                      --        53,226           33,443
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                        --        17,250           14,720
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Prime Money Market                                     --        15,520           15,471
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                             --        41,200           41,086
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
Merrill Lynch & Co., Inc.    Total Return Bond                                      --         2,000            1,764
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Strategic Income                                    9,800            22              202
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
BROKER/DEALER                FUND                                        SHARES         PRINCIPAL    MARKET VALUE
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Short Term Bond                                         --           69               61
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
State Street Corp.           Equity Index                                        14,849           --              747
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                              --       35,000           35,000
---------------------------- ------------------------------------------- -------------- ------------ ----------------

---------------------------- ------------------------------------------- -------------- ------------ ----------------
UBS Securities               Total Return Bond                                       --        4,138            3,917
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Prime Money Market                                      --        7,696            7,696
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Money Market                              --       27,678           27,678
---------------------------- ------------------------------------------- -------------- ------------ ----------------
                             Institutional Government Money Market                   --       19,211           19,211
---------------------------- ------------------------------------------- -------------- ------------ ----------------


                                PURCHASING SHARES

         Shares of the Funds are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Funds is explained in the Prospectus for such Fund and Class under "Investing in the Funds."

                        ADMINISTRATIVE SERVICES AGREEMENT


         With respect to Class C Shares, Select Shares, Preferred Shares and Trust Shares, the Trust has entered into an Administrative Service Agreement to permit the payment of non 12b-1 fees to FTAM Funds Distributor, Inc. to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These non 12b-1 fees are paid at the following amounts: Class C Shares - up to 0.25%, Select Shares - up to 0.08%, Preferred Shares -up to 0.15% and Trust Shares - up to 0.25%. Benefits to shareholders of Class C Shares, Select Shares, Preferred Shares and Trust Shares of the Funds may include: (1) providing personal services to shareholders; (2) processing shareholder transactions with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; (4) responding promptly to shareholders' requests and inquiries concerning their accounts; and (5) providing such other services as necessary to service shareholder accounts. These classes of shares are designed for shareholders who may be investing through financial institutions that are providing additional services to such shareholders. These institutions may select whichever class most appropriately compensates them for the level of services they are providing and may be dependent on other fees charged to their clients. Such selection may not represent the least expensive class available to shareholders. The Funds seek to provide flexibility to financial institutions in levels of compensation they may receive from shareholders but are not able to verify that financial institutions are offering the most appropriate share class to their clients. For the fiscal year ended July 31, 2009, the Distributor was paid $84,113, $1,545,082, $202,828 and $1,720,689, for Class C Shares, Preferred Shares, Select Shares and Trust Shares, respectively.


DISTRIBUTION PLAN


         FTAM Funds Distributor, Inc. (the "Distributor") serves as the Funds' distributor and has a principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203. With respect to Class A shares, Class B shares and Class C shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 under the 1940 Act. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. The Plan is a compensation plan, which means that the distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor. Pursuant to the Plan, the Distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

         Pursuant to the Plan with respect to Class A Shares, the Funds which offer Class A Shares are authorized to compensate the Distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares of each applicable Fund held during the month. The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below.

----------------------------- ----------------------- ---------------------- --------------------
                                      CLASS A SHARES         CLASS A SHARES       CLASS A SHARES
                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                       JULY 31, 2007          JULY 31, 2008        JULY 31, 2009
----------------------------- ----------------------- ---------------------- --------------------

                                    DISTRIBUTION AND       DISTRIBUTION AND     DISTRIBUTION AND
                                        SERVICE FEES           SERVICE FEES         SERVICE FEES
----------------------------- ----------------------- ---------------------- --------------------
All Cap Value Fund                          $104,000               $139,602              $82,919
----------------------------- ----------------------- ---------------------- --------------------
Disciplined Large Cap Value                   66,000                 60,812               28,799
Fund
----------------------------- ----------------------- ---------------------- --------------------
Dividend Growth Fund                          11,000                  8,840                5,405
----------------------------- ----------------------- ---------------------- --------------------
Equity Index Fund                            170,000                154,436              100,001
----------------------------- ----------------------- ---------------------- --------------------
High Yield Bond Fund                               0                    796                1,881
----------------------------- ----------------------- ---------------------- --------------------
Institutional Government
Money Market Fund                                N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
Institutional Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
International Equity Fund                     70,000                 60,358               29,534
----------------------------- ----------------------- ---------------------- --------------------
Micro Cap Value Fund                          40,000                 28,118               17,406
----------------------------- ----------------------- ---------------------- --------------------
Mid Cap Growth Fund                           81,000                 65,279               30,960
----------------------------- ----------------------- ---------------------- --------------------
Prime Money Market Fund                    1,433,000              1,667,308            1,577,879
----------------------------- ----------------------- ---------------------- --------------------
Quality Growth Fund                          265,000                232,670              153,355
----------------------------- ----------------------- ---------------------- --------------------
Short Term Bond Fund                          27,000                 22,015               15,273
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Growth Fund                         44,000                 33,992               16,745
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Value Fund                           6,000                  4,850                3,076
----------------------------- ----------------------- ---------------------- --------------------
Strategic Income Fund                         12,000                 34,086               27,011
----------------------------- ----------------------- ---------------------- --------------------
Total Return Bond Fund                        25,000                 48,362               42,666
----------------------------- ----------------------- ---------------------- --------------------
U.S. Treasury Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------

         Pursuant to the Plan with respect to Class B Shares, the Funds which offer Class B Shares are authorized to compensate the Distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares of each applicable Fund held during the month. The fees paid to the Distributor pursuant to the Plan for the Class B shares for the Funds for the last three fiscal years are set forth in the table below.

----------------------------- ----------------------- ---------------------- --------------------
                                      CLASS B SHARES         CLASS B SHARES       CLASS B SHARES
                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                       JULY 31, 2007          JULY 31, 2008        JULY 31, 2009
----------------------------- ----------------------- ---------------------- --------------------

                                    DISTRIBUTION AND       DISTRIBUTION AND     DISTRIBUTION AND
                                        SERVICE FEES           SERVICE FEES         SERVICE FEES
----------------------------- ----------------------- ---------------------- --------------------
All Cap Value Fund                          $238,000               $199,176              $96,169
----------------------------- ----------------------- ---------------------- --------------------
Disciplined Large Cap Value                   61,000                 50,420               24,638
Fund
----------------------------- ----------------------- ---------------------- --------------------
Dividend Growth Fund                           4,000                  3,072                1,398
----------------------------- ----------------------- ---------------------- --------------------
Equity Index Fund                             43,000                 35,950               21,107
----------------------------- ----------------------- ---------------------- --------------------
High Yield Bond Fund                           1,000                  1,246                  898
----------------------------- ----------------------- ---------------------- --------------------
Institutional Government
Money Market Fund                                N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
Institutional Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
International Equity Fund                     24,000                 25,458               11,162
----------------------------- ----------------------- ---------------------- --------------------
Micro Cap Value Fund                          58,000                 37,861               19,509
----------------------------- ----------------------- ---------------------- --------------------
Mid Cap Growth Fund                           63,000                 52,553               23,649
----------------------------- ----------------------- ---------------------- --------------------
Prime Money Market Fund                       12,000                 18,862               31,244
----------------------------- ----------------------- ---------------------- --------------------
Quality Growth Fund                          125,000                130,411               84,736
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Growth Fund                         14,000                 10,861                5,607
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Value Fund                          12,000                  9,415                5,694
----------------------------- ----------------------- ---------------------- --------------------
Strategic Income Fund                         17,000                 12,266                7,278
----------------------------- ----------------------- ---------------------- --------------------
Total Return Bond Fund                        25,000                 32,135               31,885
----------------------------- ----------------------- ---------------------- --------------------
U.S. Treasury Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------

         Pursuant to the Plan with respect to Class C Shares, the Funds are authorized to compensate the Distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each applicable Fund held during the month. The fees paid to the Distributor pursuant to the Plan for the Class C shares for the Funds for the last three fiscal years are set forth in the table below.

----------------------------- ----------------------- ---------------------- --------------------
                                      CLASS C SHARES         CLASS C SHARES       CLASS C SHARES
                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                       JULY 31, 2007          JULY 31, 2008        JULY 31, 2009
----------------------------- ----------------------- ---------------------- --------------------

                                    DISTRIBUTION AND       DISTRIBUTION AND     DISTRIBUTION AND
                                        SERVICE FEES           SERVICE FEES         SERVICE FEES
----------------------------- ----------------------- ---------------------- --------------------
All Cap Value Fund                           $46,000                $70,075              $40,887
----------------------------- ----------------------- ---------------------- --------------------
Disciplined Large Cap Value                   17,000                 16,576                6,863
Fund
----------------------------- ----------------------- ---------------------- --------------------
Dividend Growth Fund                           3,000                  2,327                1,269
----------------------------- ----------------------- ---------------------- --------------------
Equity Index Fund                             17,000                 14,946                9,691
----------------------------- ----------------------- ---------------------- --------------------
High Yield Bond Fund                           1,000                    939                  716
----------------------------- ----------------------- ---------------------- --------------------
Institutional Government
Money Market Fund                                N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
Institutional Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------
International Equity Fund                      7,000                  6,497                3,024
----------------------------- ----------------------- ---------------------- --------------------
Micro Cap Value Fund                          27,000                 15,941                8,858
----------------------------- ----------------------- ---------------------- --------------------
Mid Cap Growth Fund                            7,000                  6,032                3,016
----------------------------- ----------------------- ---------------------- --------------------
Prime Money Market Fund                        9,000                  8,093                7,427
----------------------------- ----------------------- ---------------------- --------------------
Quality Growth Fund                           21,000                 19,066               13,673
----------------------------- ----------------------- ---------------------- --------------------
Short Term Bond Fund                           1,000                  1,256                3,012
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Growth Fund                          3,000                  2,625                1,468
----------------------------- ----------------------- ---------------------- --------------------
Small Cap Value Fund                           6,000                  4,180                2,589
----------------------------- ----------------------- ---------------------- --------------------
Strategic Income Fund                        137,000                 96,784               55,555
----------------------------- ----------------------- ---------------------- --------------------
Total Return Bond Fund                         2,000                  9,279                6,348
----------------------------- ----------------------- ---------------------- --------------------

----------------------------- ----------------------- ---------------------- --------------------
                                      CLASS C SHARES         CLASS C SHARES       CLASS C SHARES
                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                       JULY 31, 2007          JULY 31, 2008        JULY 31, 2009
----------------------------- ----------------------- ---------------------- --------------------

                                    DISTRIBUTION AND       DISTRIBUTION AND     DISTRIBUTION AND
                                        SERVICE FEES           SERVICE FEES         SERVICE FEES
----------------------------- ----------------------- ---------------------- --------------------
U.S. Treasury Money Market
Fund                                             N/A                    N/A                  N/A
----------------------------- ----------------------- ---------------------- --------------------


         With respect to all share classes offered by the Trust, these classes of shares are designed for shareholders who may be investing through financial institutions that are providing additional services to such shareholders. These institutions may select whichever class most appropriately compensates them for the level of services they are providing and may be dependent on other fees charged to their clients. Such selection may not represent the least expensive class available to shareholders. The Funds seek to provide flexibility to financial institutions in levels of compensation they may receive from shareholders but are not able to verify that financial institutions are offering the most appropriate share class to their clients.

CONVERSION TO FEDERAL FUNDS

         It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

         Investors may, in certain circumstances as permitted by the Funds' custodian, exchange securities they already own for shares of a Fund or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to the custodian. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor. This securities exchange feature may not be available to shareholders of certain financial intermediaries that may not be able to support this.

         A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of a Fund on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

         Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

PAYMENTS TO DEALERS

         Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation (a "reallowance"). Such reallowance is paid by the Distributor using money from sales charges and distribution/service (12b-1) fees. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time, the Distributor may elect to reallow up to the following amounts:

Class A Shares


---------------------------------------------- ------------------------------- ------------------------------------
                                                     EQUITY INDEX FUND                 OTHER EQUITY FUNDS
---------------------------------------------- ------------------------------- ------------------------------------
               PURCHASE AMOUNT                    LOAD/SALES        DEALER       LOAD/SALES          DEALER
                                                    CHARGE       REALLOWANCE       CHARGE          REALLOWANCE
---------------------------------------------- ----------------- ------------- --------------- --------------------
---------------------------------------------- ----------------- ------------- --------------- --------------------
Less than $50,000                                   5.00%             4.50%         5.00%           4.50%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$50,000 but less than $100,000                      4.50%             4.00%         4.50%           4.00%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$100,000 but less than $250,000                     3.50%             3.00%         3.50%           3.00%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$250,000 but less than $500,000                     2.50%             2.10%         2.50%           2.10%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$500,000 but less than $1,000,000                   2.00%             1.70%         2.00%           1.70%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$1,000,000 but less than $5,000,000*                0.00%             0.05%         0.00%           1.00%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$5,000,000 but less than $25,000,000*               0.00%             0.04%         0.00%           0.75%
---------------------------------------------- ----------------- ------------- --------------- --------------------
$25,000,000 or more*                                0.00%             0.03%         0.00%           0.50%
---------------------------------------------- ----------------- ------------- --------------- --------------------


--------------------------------------------  -----------------------------
                                                 SHORT TERM BOND FUND
--------------------------------------------  -----------------------------
          PURCHASE AMOUNT                     LOAD/SALES        DEALER
                                                CHARGE       REALLOWANCE
--------------------------------------------  ------------- ---------------

--------------------------------------------  ------------- ---------------
Less than $50,000                                 4.75%          4.25%
--------------------------------------------  ------------- ---------------
$50,000 but less than $100,000                    4.50%          3.75%
--------------------------------------------  ------------- ---------------
$100,000 but less than $250,000                   3.50%          3.00%
--------------------------------------------  ------------- ---------------
$250,000 but less than $500,000                   2.50%          2.10%
--------------------------------------------  ------------- ---------------
$500,000 but less than $5,000,000*                0.00%          0.50%
--------------------------------------------  ------------- ---------------
$5,000,000 but less than $25,000,000*             0.00%          0.35%
--------------------------------------------  ------------- ---------------
$25,000,000 or more*                              0.00%          0.25%
--------------------------------------------  ------------- ---------------

         A finder's fee may be paid for Class A Shares only. The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. If a finder's fee is paid to a selling broker/dealer, there will be a 1% contingent deferred sales charge ("CDSC") (0.50% for Short Term Bond
Fund) for a period of 12 months.

         *If you purchase $1,000,000 or more of Class A shares of the applicable Funds ($500,000 or more of the Short Term Bond Fund) and do not pay a sales charge, and you sell any of these shares before the twelvth month anniversary of purchase, you will pay a 1% CDSC (a 0.50% CDSC for the Short Term Bond Fund) on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.


         Class A Shares are sold with an initial sales charge as detailed in the chart above.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class A Shares for which such dealers are designated the dealer of record):


------------------------------- ----------------------------------------------
Rate                            Fund
------------------------------- ----------------------------------------------
Up to 0.25%                     All Funds currently making payments under a
                                Class A Shares distribution plan
------------------------------- ----------------------------------------------
Up to 0.25% after 12 months     All funds currently making payments under
after payment of a finders fee  a Class A Shares distribution plan
------------------------------- ----------------------------------------------


Class B Shares

         Effective May 15, 2007, Class B shares are closed to all new shareholders. Class B Shares are sold without any initial sales charge. The Distributor pays 4% of the amount invested to dealers who sell Class B Shares. A contingent deferred sales charge may be applied to Class B Shares you sell within six years of purchase as shown in the schedule under "Shareholder Information" in the prospectus.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class B Shares for which such dealers are designated the dealer of record):

--------------------- ----------------------------------------------------
Rate                  Fund
--------------------- ----------------------------------------------------
Up to 0.25%           All Funds currently making payments under a Class B
                      Shares distribution plan
--------------------- ----------------------------------------------------

Class C Shares

         Class C Shares are sold without any initial sales charge. The Distributor pays 1% of the amount invested to dealers who sell Class C Shares. A contingent deferred sales charge may be applied to Class C Shares you sell within twelve months of purchase.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class C Shares for which such dealers are designated the dealer of record):


--------------------------------------- -------------------------------------
Rate                                    Fund
--------------------------------------- -------------------------------------
Up to 0.75% subsequent to first 12      All funds currently making  payments
months                                  under a Class C Shares 12b-1
                                        distribution plan
--------------------------------------- -------------------------------------

         All underwriters retain monies, as well as 12b-1 and service fees for shareholder accounts held directly with the funds may be used by the Distributor or the Advisor to offset the costs of the Distributor and other distribution activities.


                ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES

         Under certain circumstances, the Advisor or its affiliates may use their own funds to compensate broker-dealers, financial institutions, and financial intermediaries that, for instance, sell or arrange for the sale of Fund shares or that perform various shareholder support services, in amounts that are additional to the amounts paid by the Distributor. In addition, from time to time, the Advisor or its affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to broker-dealers, financial institutions, and financial intermediaries which sell or arrange for the sale of shares of a Fund or that perform various shareholder support services. Additional information about such payments is provided below. The Advisor or its affiliates may terminate such payments at any time.

         "Financial intermediaries" are firms that receive compensation for selling shares of the Funds and/or provide services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your securities dealer, your financial planner or advisor, banks, or insurance companies. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets", sponsors of wrap fee programs, and sponsors of networking systems.

         The Advisor and/or its affiliates, in their discretion, may pay dealers, selling or servicing agents, or other financial intermediaries and service providers for distribution or shareholder servicing activities. These payments are made out of the Advisor's and/or its affiliate's own resources, including from the profits derived from the advisory fees the Advisor receives from the Funds. These cash payments, which may be substantial, are paid to firms having business relationships with the Advisor and/or its affiliates, and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors.

         In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue-sharing". Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Advisor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Advisor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Advisor and/or its affiliates may reimburse expenses, including travel and lodging expenditures, related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about Funds.

         The Advisor and/or its affiliates may make payments to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as participation in networking arrangements, recordkeeping, and other shareholder services. The Advisor and/or its affiliates also may make payments for administrative services related to the distribution of Fund shares through the intermediary. The service provider may use these payments to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

         The Advisor may consider various factors to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of customers of the intermediary or overall asset levels of the Funds held for or by customers of the intermediary, the willingness of the intermediary to allow the Advisor to provide educational and training support for the intermediary's sales personnel relating to the Funds, the availability of the Funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Advisor's and/or its affiliate's relationship with the intermediary. To the extent that financial intermediaries receiving distribution-related payments from the Advisor and/or its affiliates sell more of the Funds or retain more shares of the Funds in their client accounts, the Advisor benefits from the incremental management and other fees it receives with respect to those assets.

         In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), the Advisor and/or its affiliates, at their expense, currently provide additional payments to firms that sell shares of the Funds. If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class. Your dealer may charge you fees or commissions in addition to those disclosed in the Prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Advisor and/or their affiliates, or any other fees or expenses it charges.

         Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

         Transaction Fee. Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                               SELLING YOUR SHARES

         Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectuses under "Selling Your Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.


         If you purchase $1,000,000 or more of Class A shares of the applicable Funds or $500,000 or more of the Short Term Bond Fund and do not pay a sales charge, and you sell any of these shares within twelve (12) months of their purchase, you will pay a 1% (0.50% for the Short Term Bond Fund) contingent deferred sales charge on the portion redeemed at the time of redemption. Class B Shares redeemed within six (6) years of purchase and Class C Shares redeemed within one (1) year of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

EXCHANGING OR CONVERTING SHARES

         You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same Fund should be treated as a tax-free event. By contrast, an exchange between different Funds is a taxable event.


REDEMPTION IN KIND

         The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

         Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

POSTPONEMENT OF REDEMPTIONS

         Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

VALUATION OF THE EQUITY FUNDS AND BOND FUNDS


         Except as noted below, investments of the Equity Funds and Bond Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded). Investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing mid-market price on that exchange on the day of computation.

         With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange or an over-the-counter market, are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined pursuant to the Valuation Procedures adopted by the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase agreements are valued at original cost. Open-end mutual fund investments will be valued at the most recently calculated net asset value. Closed-end funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

         The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a "Significant Event"), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee has predetermined the level of such a movement that constitutes a Significant Event (a "Trigger") and has preauthorized the Trust's Accounting Agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

         Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

USE OF AMORTIZED COST


         The value of debt securities authorized to be purchased by the Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.


MONITORING PROCEDURES

         For the Money Market Funds, procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market values. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

         SEC rules require that a money market fund limit its investments to instruments that, in the opinion of the Trustees or their delegate, present minimal credit risks and if rated, have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. Shares of investment companies purchased by a Money Market Fund will meet these same criteria and will have investment policies consistent with the Rule. The Rule also requires a money market fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by a Money Market Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         A Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of a Money Market Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

         In periods of rising interest rates, the indicated daily yield on shares of a Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

TRADING IN FOREIGN SECURITIES

         Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Funds (other than the Money Market Funds) value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect to be treated and qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of short-term capital gains over net long-term capital losses), and its net tax-exempt income, for such year.

         In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

         For purposes of meeting the diversification requirement described in
(b) above, in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Additionally, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

         If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

         Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gain. Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

         In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

DISTRIBUTIONS

         Each Fund will distribute at least annually any investment income and net realized capital gains. Distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain from the sale of investments that a Fund owned for more than one year over net short-term capital loss), if any, that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") are taxable as long-term capital gains. For taxable years beginning before January 1, 2011, such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distribution of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

         Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares. Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         If a Fund makes a distribution to a shareholder in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fifth Third Strategic Income Fund may be particularly susceptible to this possibility because it may seek to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

         For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. Neither the fixed income funds nor the money market funds expect a significant portion of Fund distributions to be derived from qualified dividend income.

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain for individual shareholders, nor will it be eligible for the dividends-received deduction for corporate shareholders.

         Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that such Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that such Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

         A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

SELLING SHARES

         Shareholders who sell, exchange or redeem Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund shares and the amount received (although such a gain or loss is unlikely in a money market fund). In general, any gain or loss realized upon taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term capital gains or (ii) for taxable years beginning on or before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

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         Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by a shareholder with respect to those Fund shares. For purposes of determining whether Fund shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund shares with other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder's basis in the replacement Fund shares will be adjusted to reflect the disallowed loss.

FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS

         Dividends, interest and gains received by a Fund from investments in securities of foreign issues may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the Funds, other than the Fifth Third International Equity Fund, generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund's fiscal year more than 50% of the value of its total assets consists of securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them.

         Under normal circumstances, more than 50% of the value of Fifth Third International Equity Fund's total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes, subject to generally applicable limitations under the Code. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Investment by a Fund in "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat a PFIC as a "qualified electing fund" ("QEF"). If a Fund makes a "mark to market" election with respect to a PFIC, the Fund will recognize each year as ordinary income or, subject to certain limitations, as ordinary loss, an amount determined as though the Fund had sold and repurchased its holdings in that PFIC on the last day of the Fund's taxable year. If a Fund makes a QEF election with respect to a PFIC, the Fund will be required to include as income its share of the PFIC's income and net capital gains annually, regardless of whether it receives

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any distribution from the company. These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

         A PFIC is any foreign corporation: (i) 75 percent or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

HEDGING

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its income as determined for tax purposes. If a Fund's book income exceeds its income as determined for tax purposes, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of a recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its income as determined for tax purposes, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

DISCOUNT SECURITIES

         Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

         Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having

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market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

         Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income by the Fund.

         If a Fund holds the foregoing kinds of securities, it may be required to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such liquidations, and its shareholders may accordingly receive a larger capital gain distribution than they would in the absence of such transactions.

MASTER LIMITED PARTNERSHIPS

         Some amounts received by a Fund from its investments in master limited partnerships ("MLPs") will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code's recapture provisions will be taxable to the Fund shareholders as ordinary income.

REAL ESTATE INVESTMENT TRUSTS

         A Fund's investments in real estate investment trust ("REIT") equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

         Some of REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest

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directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under legislation enacted in December 2006, if a charitable remainder trust (defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes "excess inclusion income," then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholders, multiplied by the highest U.S. federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce the shareholder's distributions for the year by the amount of the tax that relates to the shareholder's interest in a Fund. The Funds have not yet determined whether this election will be made. The extent to which the October 2006 IRS guidance remains applicable in light of the December 2006 legislation is unclear. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

BACKUP WITHHOLDING

         A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         In order for a foreign investor to qualify for an exemption from the backup withholding or reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers with respect to this regard.

TAX SHELTER REPORTING REGULATIONS

         Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct

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shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX-EXEMPT SHAREHOLDERS

         Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

NON-U.S. SHAREHOLDERS

         Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and tax-exempt interest dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2010, such Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by such Fund ("interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by such Fund ("short-term capital gain dividends"). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions, the special withholding exemptions for interest-related dividends and short-term capital gain dividends will expire and such dividends will be subject to withholding in taxable years beginning on or after January 1, 2010. In the case of shares held

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through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

         A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends (or exempt-interest dividends) unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

GENERAL

         The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of the Funds' shares. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of a Fund's shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in any of the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                              FINANCIAL STATEMENTS


         The financial statements and related report of the independent registered public accounting firm for the Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Dividend Growth Fund, Fifth Third Equity Index Fund, Fifth Third High Yield Bond Fund, Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third International Equity Fund, Fifth Third Micro Cap Value Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Prime Money Market Fund, Fifth Third Quality Growth Fund, Fifth Third Short Term Bond Fund, Fifth Third Small Cap Growth Fund, Fifth Third Small Cap Value Fund, Fifth Third Strategic Income Fund, Fifth Third Total Return Bond Fund and Fifth Third U.S. Treasury Money Market Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference into to this SAI from the annual reports for those Funds (File Nos. 33-24848 and 811-05669).


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                                   APPENDIX A

                   STANDARD AND POOR'S RATINGS GROUP CORPORATE
                      AND MUNICIPAL BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C-The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

D-Debt rated "D" is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

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NR-NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

                  MOODY'S INVESTORS SERVICE, INC. CORPORATE AND
                        MUNICIPAL BOND RATING DEFINITIONS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR-Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security

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ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB- BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB- BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B- B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C- Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D-Securities have defaulted on some or all of their obligations. `DDD' designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, "DD" indicates potential recovery of 50%-90% of such outstanding, and "D" the lowest recovery potential, i.e. below 50%.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                   STANDARD AND POOR'S RATINGS GROUP MUNICIPAL
                             NOTE RATING DEFINITIONS

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

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SP-2-Satisfactory capacity to pay principal and interest.

SP-3-Speculative capacity to pay principal and interest.

          MOODY'S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI-This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

F-3-Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B-Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C-High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Default. Denotes actual or imminent payment default.

                  STANDARD AND POOR'S RATINGS GROUP COMMERCIAL
                            PAPER RATING DEFINITIONS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1 -Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

o        Leading market positions in well-established industries.
o        High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3-Issuers rated Prime-3 have an acceptable ability for payment of short-term promissory obligations.

                                   APPENDIX B

BENEFICIAL OWNERSHIP

         The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of November 4, 2009.

--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - CLASS A                                                                12.52%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                          26.08%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                          13.00%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                          16.62%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                          13.62%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                          14.04%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - INSTITUTIONAL                                                           8.67%
Fifth Third Bank Trustee
FBO Various Fascorp Record Kept Pla
8515 E Orchard Rd 2T2
Greenwood Village, CO  80111-5002
--------------------------------------------------------------------------- ----------------------------------------
ALL CAP VALUE FUND - CLASS C                                                                42.92%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------



                                       74


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - CLASS A                                                        20.09%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - CLASS A                                                        17.32%
NFS LLC FEBO
First Mercantile-Premier Trust FIFT
First Mercantile Trust CO TTEE
Attn Funds Mgmt
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - CLASS C                                                        28.37%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - CLASS C                                                         5.08%
NFS LLC FEBO
John T. Collopy TTEE
John T. Collopy TR
6529 Willow Hollow Lane
Cincinnati, OH 45243-3125
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - INSTITUTIONAL                                                  39.26%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - INSTITUTIONAL                                                  20.30%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - INSTITUTIONAL                                                   7.35%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - INSTITUTIONAL                                                   5.39%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
DISCIPLINED LARGE CAP FUND - INSTITUTIONAL                                                   5.84%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                              16.09%
NFS LLC FEBO
Harvey Nesser
Helaine M. Nesser
5471 Blue Ash Road
Columbus, OH 43229-3630
--------------------------------------------------------------------------- ----------------------------------------


                                       75


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                              12.78%
NFS LLC FEBO
Lynda A. King
451 Highway Avenue
Covington, KY 41016-1688
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                               8.59%
Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                               8.50%
Edward Jones & Co. Custodian
FBO Paulette S. Behlmer IRA
303 South Street
Batesville, IN 47006-1497
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                               6.85%
Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS B                                                               6.73%
NFS LLC FEBO
NFS/FMTC IRA
FBO Nancy S. Alexa
5154 Beatty Rd
Gove City, OH 43123-9619
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS C                                                               9.94%
NFS LLC FEBO
Robert Joseph Blum III
Roberta Ann Blum
4795 Chapel Ridge Dr
Cincinnati, OH 45223-1274
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS C                                                               9.56%
NFS LLC FEBO
NFS FMTC IRA
FBO Edward J. Troyan
409 Whittlesey Dr
Tallmadge, OH 44278-1678
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS C                                                               8.32%
NFS LLC FEBO
NFS FMTC IRA
FBO Patricia Ann Landrum
8281 Manning Rd
Germantown, OH 45327-9389
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - CLASS C                                                               6.82%
NFS LLC FEBO
NFS FMTC Simple IRA
NETLOGX
FBO Audrey M Taylor
843 Paca Street
Indianapolis, IN  46202-2912
--------------------------------------------------------------------------- ----------------------------------------


                                       76


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - INSTITUTIONAL                                                        48.50%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
DIVIDEND GROWTH FUND - INSTITUTIONAL                                                        15.42%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - CLASS A                                                                 26.63%
NFS LLC FEBO
First Mercantile-Premier Trust FIFT
First Mercantile Trust CO TTEE
Attn Funds Mgmt
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - CLASS A                                                                 42.97%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - CLASS C                                                                 14.86%
NFS LLC FEBO
NFS FMTC IRA
FBO Marc Manly
9200 Old Indian Hill Rd
Cincinnati, OH 45243-3438
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - CLASS C                                                                 15.25%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - INSTITUTIONAL                                                           79.20%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - INSTITUTIONAL                                                            9.93%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - INSTITUTIONAL                                                            5.65%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - PREFERRED                                                               67.57%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------


                                       77


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - PREFERRED                                                               28.38%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - SELECT                                                                  72.23%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - SELECT                                                                  16.67%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - SELECT                                                                  11.10%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - TRUST                                                                   64.42%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
EQUITY INDEX FUND - TRUST                                                                   32.16%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS A                                                              49.56%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS B                                                               6.97%
NFS LLC FEBO
NFS FMTC Rollover IRA
FBO Michelle C. Porteus
110 S Sylvan Ave
Columbus, OH 43204-1917
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS B                                                              33.65%
NFS LLC FEBO
NFS FMTC IRA
FBO Barbara A. Beyer
7214 Bellowind Court
Reynoldsburg, OH 43068-6020
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS B                                                              34.71%
NFS LLC FEBO
NFS FTMC IRA
FBO Dandridge S. Tomalin
615 Bunker Lane
Mason, OH 45040-2044
--------------------------------------------------------------------------- ----------------------------------------


                                       78


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS B                                                               6.03%
NFS LLC FEBO
NFS FMTC Roth IRA
FBO Richard J. Martin
348 Darbyhurst Rd
Columbus, OH 43228-1323
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS C                                                              10.16%
MS & CO C/F
Jimmy Lee Castle
IRA
6881 Calle Portone
Rancho Santa Fe, CA 92091-0249
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS C                                                               5.05%
MS & CO C/F
Charles E. Wisor
IRA
815 South Main Street
Geneva, NY 14456-3205
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS C                                                               5.10%
MS & CO FBO
Scott Tripler
7 Countryside Road
Fairport, NY 14450-2807
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS C                                                              35.75%
NFS LLC FEBO
Ronald  N. & Sharon S. Bethia TTE
The Restatement of Ronald Bethia and Sharon
1724 Journeys Drive
Hartland, WI 53029-9375
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - CLASS C                                                              13.54%
NFS LLC FEBO
Orma G. Vanderkooi TTEE
Orma G. Vanderkooi Family Living Trust
500 Michigan Avenue
Holland, MI  49423-4740
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - INSTITUTIONAL                                                        55.93%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - INSTITUTIONAL                                                        12.22%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - INSTITUTIONAL                                                         8.46%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
---------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - INSTITUTIONAL                                                         6.80%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------


                                       79


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
HIGH YIELD BOND FUND - INSTITUTIONAL                                                         6.28%
Fifth Third LifeModel Moderately Conservative Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL                                  66.39%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL                                  17.70%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL                                  11.06%
Bank of New York
Hare & Co
Attn STIF/Master Note
111 Sanders Creek Pkwy
East Syracuse, NY 13057-1381
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PREFERRED                                      65.04%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PREFERRED                                      31.80%
Bank of New York
Hare & Co
Attn STIF/Master Note
111 Sanders Creek Pkwy
East Syracuse, NY 13057-1381
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SELECT                                         26.35%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SELECT                                         73.65%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - TRUST                                          75.59%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------


                                       80


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - TRUST                                          24.40%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL                                             29.51%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL                                             27.98%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL                                             10.73%
Old Kent Investment Corp
3993 Howard Hughes Parkway Ste 100
Las Vegas, NV 89169-5967
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL                                              5.83%
Bank of New York
Hare & Co
Attn STIF/Master Note
111 Sanders Creek Pkwy
East Syracuse, NY 13057-1381
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - PREFERRED                                                 13.86%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - PREFERRED                                                 86.14%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Department 5th Fl
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - SELECT                                                    39.25%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - SELECT                                                    60.75%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------


                                       81


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - TRUST                                                     88.60%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INSTITUTIONAL MONEY MARKET FUND - TRUST                                                     11.40%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - CLASS A                                                         22.69%
NFS LLC FEBO
First Mercantile - Premier TR FIFT
First Mercantile Trust CO TTEE
Attn Funds Mgmt
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - CLASS A                                                         12.44%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - CLASS C                                                          8.60%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - CLASS C                                                          6.75%
NFS LLC FEBO
NFS/FMTC IRA
FBO Frank Watson Parsons
2106 Forrest Park Rd
Muskegon, MI  49441-4518
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   20.30%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   20.58%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   16.06%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   13.68%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------


                                       82


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   14.57%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
INTERNATIONAL EQUITY FUND - INSTITUTIONAL                                                   10.56%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - CLASS B                                                               5.50%
NFS LLC FEBO
Shinkichi Hotta
Mynato-kus Hibaura
4 Chome 21-1-3004
Tokyo, 108-0023
Japan
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - CLASS C                                                              26.69%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - INSTITUTIONAL                                                        35.34%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - INSTITUTIONAL                                                        18.56%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - INSTITUTIONAL                                                        19.21%
Saxon and Co
PO Box 7780-1888
Philadelphia, PA 19182-0001
--------------------------------------------------------------------------- ----------------------------------------
MICRO CAP VALUE FUND - INSTITUTIONAL                                                        10.03%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - CLASS A                                                               16.41%
NFS LLC FEBO
First Mercantile Trust CO
Premier Trust
Attn Funds Mgmt
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - CLASS C                                                                6.01%
NFS LLC FEBO
NFS FMTC IRA
FBO Randy J. Zachritz
6465 Glendale Court
Florence, KY 41042-4294
--------------------------------------------------------------------------- ----------------------------------------



                                       83


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - CLASS C                                                                6.09%
NFS LLC FEBO
NFS FMTC Simple IRA
NETLOGX
FBO Audrey M. Taylor
843 Paca Street
Indianapolis, IN 46202-2912
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - CLASS C                                                                8.48%
Counsel Trust FBO
GEEAA of Evendale 401 K Profit Sharing Plan Trust
1251 Waterfront Pl Ste 525
Pittsburgh, PA  15222-4228
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - INSTITUTIONAL                                                         25.84%
Fifth Third Funds
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - INSTITUTIONAL                                                         18.28%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - INSTITUTIONAL                                                         19.93%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - INSTITUTIONAL                                                         15.80%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
MID CAP GROWTH FUND - INSTITUTIONAL                                                          9.96%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS A                                                           98.13%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
1 World Financial Ct
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS B                                                            6.11%
NFS LLC FEBO
NFS FMTC IRA
FBO Gerry T. Goodman
11724 Thayer Lane
Cincinnati, OH 45249-1566
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS B                                                            5.53%
NFS LLC FEBO
NFS FMTC IRA
FBO Donald W. Striker
1276 Clifty Falls Ct
Valparaiso, IN 46385-6120
--------------------------------------------------------------------------- ----------------------------------------


                                       84


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                           14.46%
NFS LLC FEBO
NFS FMTC IRA
FBO Marcelo A. Marcos
2555 Key Largo Lane
Ft. Lauderdate, FL 33312-4605
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            5.26%
NFS LLC FEBO
NFS FMTC IRA
FBO John W. Glass Sr.
PO Box 12
Blue Creek, OH 45616-0012
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                           23.87%
Counsel Trust FBO
Geeaa of Evendale 401K Profit Sharing Plan Trust
1251 Waterfront Pl STE 525
Pittsburgh, PA 15222-4228
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            5.24%
Counsel Trust FBO
KGL Media Group Inc. 401K Plan
1251 Waterfront PL Ste 525
Pittsburgh, PA 15222-4228
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            5.49%
Counsel Trust Co Custodian
For TOA Electric USA Inc. 401K Plan
224 Saint Charles Way #100
York, PA 17402-4644
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            7.63%
Counsel Trust CO
FBO Towne Tire Inc.
224 Saint Charles Way #100
York, PA 17402-4644
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            7.39%
MS&CO C/F
Jan Duviosin
IRA Rollover dated 11/20/07
1801 Country Lane
Palm Harbor, FL 34683-2333
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            7.02%
Edward D. Jones Custodian
FBO Carol A. Davis IRA
11344 Jefferson
Osceola, IN 46561-9122
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - CLASS C                                                            6.79%
NFS LLC FEBO
Vivian M. Smith
1205 Orchard Street
Owosso, MI 48867-4918
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - INSTITUTIONAL                                                     77.40%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------


                                       85


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - INSTITUTIONAL                                                      8.82%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
PRIME MONEY MARKET FUND - INSTITUTIONAL                                                     11.93%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                         23.37%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                         37.78%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2t2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                          8.12%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                          8.60%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                          6.18%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                          7.10%
Fifth Third Bank
FBO Cintas
Attn: Michelle Hodgeman MD 1090C7
38 Fountain Square Plaza
Cincinnati, OH  45263-0074
--------------------------------------------------------------------------- ----------------------------------------
QUALITY GROWTH FUND - INSTITUTIONAL                                                          6.04%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - CLASS A                                                              23.63%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------


                                       86


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - CLASS A                                                              11.34%
NFS LLC FEBO
First Mercantile
Premier Trust
Attn Funds Management
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - CLASS A                                                               5.64%
DTD 01/01/03 Attn: N. Obermueller
Richards Kibbe & Orbe LLP
PLN FBO Richards Kibbe & Orbe LLP
1 World Financial Center 29th Floor
New York, NY 10281-1029
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - CLASS C                                                              26.10%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - CLASS C                                                               8.82%
MS & Co FBO
KB Squared Inc.
Attn: Irving Kuznetzow
PO Box 1038
Tenafly, NJ 07970-5038
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - INSTITUTIONAL                                                        49.63%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - INSTITUTIONAL                                                        17.69%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SHORT TERM BOND FUND - INSTITUTIONAL                                                         7.76%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - CLASS A                                                             22.50%
NFS LLC FEBO
First Mercantile Premier Trust FIFT
First Mercantile Trust CO TTEE
Attn Funds Management
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - CLASS C                                                              7.77%
NFS LLC FEBO
Ann H. Fitzgibbons TTEE
Ann Fitzgibbons Revocable Trust
U/A 9/7/05
6519 Emerald Drive
Burlington KY 41005-8409
--------------------------------------------------------------------------- ----------------------------------------


                                       87


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - CLASS C                                                             21.60%
Ameritrade Inc. FEBO
PO Box 2226
Omaha, NE  68103-2226
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - CLASS C                                                             13.94%
NFS LLC FEBO
NFS FMTC IRA
FBO Joseph J Sum
111628 Swinford Lane
Mokena, IL  60448
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                       21.33%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                       17.01%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                       19.50%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090 BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                       14.76%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090 BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                       11.79%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP GROWTH FUND - INSTITUTIONAL                                                        7.36%
Fifth Third Bank Trustee
FBO Various Fascorp Record Kept Plans
8515 E Orchard Rd 2T2
Greenwood Village, CO  80111-5002
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - CLASS A                                                               5.96%
NFS LLC FEBO
NFS FMTC Rollover IRA
FBO James J. Kerth
3939 Pine Oaks Street
Sarasota, FL 34232-1243
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - CLASS B                                                               6.71%
NFS LLC FEBO
NFS FMTC IRA
FBO Pamela S Weisshaar
8391 Wycliffe Dr.
Cincinnati, OH  45244-2597
--------------------------------------------------------------------------- ----------------------------------------


                                       88


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - CLASS C                                                              31.66%
NFS LLC FEBO
The Daniel R. Unk Revocable Trust
Daniel R. Unk TTEE
287 Marian Lake Blvd
Cuyahoga Falls, OH 44223-1123
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - CLASS C                                                              23.62%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of  its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                        20.11%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                        32.64%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                        11.39%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                        12.67%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                         9.48%
Fifth Third LifeModel Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
SMALL CAP VALUE FUND - INSTITUTIONAL                                                         8.29%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS A                                                              9.17%
Merrill Lynch Pierce Fenner & Smith
For Sole Benefit of its Customers
4800 Deer Lake
East Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS B                                                              8.12%
NFS LLC FEBO
Hazel A. Lambert TTEE
Hazel A. Lambert Trust
358 Delano Avenue
Chillicothe, OH 45601-1529
--------------------------------------------------------------------------- ----------------------------------------


                                       89


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS B                                                              5.80%
NFS LLC FEBO
NFS FMTC Rollover IRA
FBO Abbas F. Hazrat
1S319 Church Ave
Lombard, IL 60148-4720
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS B                                                              5.84%
NFS LLC FEBO
NFS FMTC IRA
FBO William Anderson
26 Patrick Court
Chillicothe, OH  45601-2167
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS B                                                              5.08%
NFS LLC FEBO
NFS/FMTC IRA
FBO Frieda L Grimm
C/O Guy Clayton
7 Tournament Way #2
The Hills, TX 78738-1105
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - CLASS C                                                              7.19%
Merrill Lynch Pierce Fenner & Smith
For Sole Benefit of its Customers
4800 Deer Lake
East Jacksonville, FL 32246-6484
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - INSTITUTIONAL                                                       86.51%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
STRATEGIC INCOME FUND - INSTITUTIONAL                                                        9.18%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - CLASS A                                                            20.34%
NFS LLC FEBO
First Mercantile - Premier TR FIFT
Premier Trust
Attn Funds Mgmt
57 Germantown Ct
Cordova, TN 38018-7273
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - CLASS C                                                            10.21%
TD Ameritrade Trust Company
PO Box 17748
Denver, CO  80217-0748
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - CLASS C                                                             7.80%
NFS LLC FEBO
Ruth F. Matracia
818 Covfield Lane
Erlanger, KY  41018-3887
--------------------------------------------------------------------------- ----------------------------------------


                                       90


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - CLASS C                                                             5.12%
NFS LLC FEBO
NFS FMTC IRA
FBO Janet A. Herbst
13126 Westbank Drive
Millersport, OH  43046-9716
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - CLASS C                                                             6.20%
NFS LLC FEBO
Eloise Diane Cole
8333 Wicklow Ave
Cincinnati, OH 45236-1615
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                      25.39%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                      28.89%
Fifth Third LifeModel Moderate Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                      12.58%
Fifth Third LifeModel Moderately Aggressive Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                       7.11%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                       8.95%
Fifth Third Bank Trustee
FBO Various Fascorp Record Kept Plans
8515 E Orchard Rd 2T2
Greenwood Village, CO  80111-5002
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                       7.19%
Fifth Third LifeModel Moderately Conservative Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
TOTAL RETURN BOND FUND - INSTITUTIONAL                                                       6.96%
Fifth Third LifeModel Conservative Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - INSTITUTIONAL                                             70.89%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - INSTITUTIONAL                                             23.12%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------


                                       91


--------------------------------------------------------------------------- ----------------------------------------
                                                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                                                          HELD BY THE SHAREHOLDER
-------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - PREFERRED                                                 22.28%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - PREFERRED                                                 38.72%
National Financial Services LLC
For the exclusive benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty St Fl 5
New York, NY 10281-5598
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - PREFERRED                                                 38.94%
Bank of New York
Hare & Co
Attn STIF/Master Note
111 Sanders Creek Pkwy
East Syracuse, NY 13057-1381
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - SELECT                                                    64.84%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - SELECT                                                    14.38%
NFS LLC FEBO
Jo Ellen Zerrusen TTEE
JoEllen Zerrusen Living Trust
107 Pearl Street
Teutopolis, IL 62467
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - SELECT                                                     8.85%
NFS LLC FEBO
William D. Zerrusen
PO Box 550
Teutopolis, IL 62467-0550
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - SELECT                                                     6.57%
NFS LLC FEBO
Lorraine Zerrusen
105 W Walnut
Teutopolis, IL 62467
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - SELECT                                                     5.35%
NFS LLC FEBO
Kurt F. Zerrusen
PO Box 550
Teutopolis, IL 62467-0550
--------------------------------------------------------------------------- ----------------------------------------
U.S. TREASURY MONEY MARKET FUND - TRUST                                                     99.72%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001
--------------------------------------------------------------------------- ----------------------------------------


      As of November 4, 2009, Fifth Third Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of certain Funds as listed in the table below. As a result, Fifth Third Bank may be deemed to have control of one or more of these Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

--------------------------------------------- ----------------------------------
FUND                                              PERCENTAGE OF FUND HELD BY
                                                       FIFTH THIRD BANK
--------------------------------------------- ----------------------------------
All Cap Value Fund                                          25.30%
--------------------------------------------- ----------------------------------
Disciplined Large Cap Value Fund                            44.59%
--------------------------------------------- ----------------------------------
Dividend Growth Fund                                        44.17%
--------------------------------------------- ----------------------------------
High Yield Bond Fund                                        51.05%
--------------------------------------------- ----------------------------------
Institutional Government Money Market Fund                  54.60%
--------------------------------------------- ----------------------------------
Institutional Money Market Fund                             33.89%
--------------------------------------------- ----------------------------------
International Equity Fund                                   34.42%
--------------------------------------------- ----------------------------------
Mid Cap Growth Fund                                         30.15%
--------------------------------------------- ----------------------------------
Prime Money Market Fund                                     42.12%
--------------------------------------------- ----------------------------------
Short Term Bond Fund                                        46.91%
--------------------------------------------- ----------------------------------
Small Cap Growth Fund                                       28.01%
--------------------------------------------- ----------------------------------
Small Cap Value Fund                                        27.37%
--------------------------------------------- ----------------------------------
Strategic Income Fund                                       66.30%
--------------------------------------------- ----------------------------------
Total Return Bond Fund                                      30.81%
--------------------------------------------- ----------------------------------
U.S. Treasury Money Market Fund                             63.74%
--------------------------------------------- ----------------------------------

                                FIFTH THIRD FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                   Fifth Third Structured Large Cap Plus Fund*
                     Fifth Third LifeModel Aggressive Fund(SM)
                    Fifth Third LifeModel Conservative Fund(SM)
                      Fifth Third LifeModel Moderate Fund(SM)
               Fifth Third LifeModel Moderately Aggressive Fund(SM)
              Fifth Third LifeModel Moderately Conservative Fund(SM).


                             DATED NOVEMBER 27, 2009

         This Statement of Additional Information (the "SAI") relates solely to the Prospectuses dated November 27, 2009 relating to the Fifth Third Structured Large Cap Plus Fund, a separate series of Fifth Third Funds (the "Trust"), and the Prospectuses dated November 27, 2009 relating to each of the Fifth Third LifeModel Aggressive Fund(SM), Fifth Third LifeModel Conservative Fund(SM), Fifth Third LifeModel Moderate Fund(SM), Fifth Third LifeModel Moderately Aggressive Fund(SM) and Fifth Third LifeModel Moderately Conservative Fund(SM) , each a separate series of the Trust.

         This SAI, which has been filed with the Securities and Exchange Commission ("SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (each a "Fund" and, collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a "Prospectus"). The financial statements for the Funds including the notes thereto, dated July 31, 2009, are incorporated by reference into this SAI from the annual reports of the Funds. To receive a copy of any Prospectus, you may write the Trust at Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 or call toll-free (800) 282-5706.

-----------
*The Fund is closed to all investments.

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST...........................................1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...............................2

        Investment Objectives.................................................2

        Investment Limitations................................................2
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN
 INVESTMENT TECHNIQUES........................................................5

        Types of Investments..................................................5
FIFTH THIRD FUNDS MANAGEMENT.................................................25

        Trustees and Officers................................................25

        Codes of Ethics......................................................29

        Voting Proxies on Fund Portfolio Securities..........................29

        Disclosure of Portfolio Holdings.....................................31
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS...........................32

        Investment Advisor...................................................32

        Administrator and Sub-Administrator..................................33

        Fund Accountant and Sub-Accountant...................................34

        Custodian............................................................34

        Transfer and Dividend Disbursing Agent...............................35

        Additional Services - Services Agent.................................35

        Legal Counsel........................................................35

        Independent Registered Public Accounting Firm........................35
PORTFOLIO MANAGER INFORMATION................................................35
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.............................38
PURCHASING SHARES............................................................40

        Administrative Services Agreement....................................40

        Distribution Plan....................................................41

        Conversion to Federal Funds..........................................42

        Exchanging Securities for Fund Shares................................42

        Payments to Dealers..................................................43
ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES............................44
SELLING YOUR SHARES..........................................................46

        Redemption In Kind...................................................46

        Postponement of Redemptions..........................................47
DETERMINING NET ASSET VALUE..................................................47

        Valuation of the Funds...............................................47

        Use of Amortized Cost................................................48

        Trading In Foreign Securities........................................48
TAX STATUS...................................................................48

        Qualification as a Regulated Investment Company......................48

        Additional Tax Information Concerning the Asset Allocation Funds.....50

        Distributions........................................................51

        Selling Shares.......................................................53

        Foreign Taxes, Foreign Currency-Denominated Securities and
         Related Hedging Transactions........................................54

        Hedging .............................................................55

        Discount Securities..................................................55

        Master Limited Partnerships..........................................56

        Real Estate Investment Trusts........................................56

        Backup Withholding...................................................57

        Tax Shelter Reporting Regulations....................................57

        Tax-Exempt Shareholders..............................................58

        Shares Purchased through Tax-Qualified Plans.........................58

        Non-U.S. Shareholders................................................58

        General59

FINANCIAL STATEMENTS.........................................................59
APPENDIX A...................................................................60
APPENDIX B...................................................................65

                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This Statement of Additional Information relates solely to the following series (each, a "Fund" and collectively, the "Funds"):

Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus Fund")

Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive Fund(SM)") Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative Fund(SM)") Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate Fund(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately
 Aggressive Fund(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately
 Conservative Fund(SM)"
and, together with LifeModel Aggressive Fund(SM), the LifeModel Conservative Fund(SM), LifeModel Moderate Fund(SM), the LifeModel Moderately Aggressive Fund(SM), the "Asset Allocation Funds")

         The Funds offer shares of the following classes:

------------------------------------------------ ------------------- ----------- ------------ -----------
                                                 INSTITUTIONAL         CLASS A     CLASS B*     CLASS C

------------------------------------------------ ------------------- ----------- ------------ -----------
LifeModel Aggressive Fund(SM)                    X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------
LifeModel Conservative Fund(SM)                  X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------
LifeModel Moderate Fund(SM)                      X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------
LifeModel Moderately Aggressive Fund(SM)         X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------
LifeModel Moderately Conservative Fund(SM)       X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------
Structured Large Cap Plus Fund                   X                   X           X            X
------------------------------------------------ ------------------- ----------- ------------ -----------

* Effective May 11, 2007, all Class B shares were closed to all purchases. Dividends may continue to be reinvested automatically without incurring a sales charge, and existing shareholders owning Class B shares may exchange to Class B shares of other Fifth Third Funds and may redeem shares as described in the Prospectus. Please contact Fifth Third Funds Shareholder Service at 1-800-282-5706 with any questions.

         Each Fund is an "open-end" management investment company and each is a "diversified" investment company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees ("Trustees") may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or such Fund.

         For purposes of determining the presence of a quorum and counting votes on matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined by reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.


         The Trust's executive offices are located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Trustees are responsible for managing the business and affairs of the Trust.


         All Funds are advised by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"). Fifth Third Asset Management, Inc. is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is, in turn, a wholly-owned subsidiary of Fifth Third Bancorp.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


         The Prospectuses state the investment objective of each Fund and discuss certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the Prospectuses.


INVESTMENT OBJECTIVES

         Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

         Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's outstanding shares.

         ISSUING SENIOR SECURITIES AND BORROWING MONEY. None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund may enter into futures contracts, as applicable. The Asset Allocation Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intends to borrow money for investment leverage. None of the Funds consider a cash advance used to cover a short-term overdraft to be a borrowing.

         SELLING SHORT AND BUYING ON MARGIN. The Asset Allocation Funds will not sell any securities short or purchase any securities on margin, but the Funds may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         The Structured Large Cap Plus Fund may sell securities short or purchase securities on margin, and may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Structured Large Cap Plus Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         PLEDGING ASSETS. The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

         LENDING CASH OR SECURITIES. The Funds will not lend any of their respective assets except that (i) cash may be lent to other Funds of the Trust, subject to applicable SEC limitations, and (ii) portfolio securities up to one-third of the value of a Fund's total assets may be lent to third parties. The preceding limitation shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

         INVESTING IN COMMODITIES. None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds may engage in transactions involving financial futures contracts or options on financial futures contracts.

         INVESTING IN REAL ESTATE. None of the Funds will purchase or sell real estate, including limited partnership interests, although each of the Funds may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         DIVERSIFICATION OF INVESTMENTS. Each of the Funds may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than

5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

         In order to qualify as a regulated investment company for tax purposes, each Fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies). In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), or invest in more than 10% of the voting securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), determined at the time of purchase.

         CONCENTRATION OF INVESTMENTS. A Fund will not invest 25% or more of the value of its total assets in any one industry, except that each Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. Regarding the Asset Allocation Funds, underlying Funds are not themselves considered to be included in an industry for purposes of the preceding limitation.

         UNDERWRITING. A Fund will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

NON-FUNDAMENTAL LIMITATIONS

         Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.


         INVESTING IN ILLIQUID SECURITIES. The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities determined in accordance with procedures adopted by the Trustees not to be liquid, and non-negotiable time deposits with maturities over seven days.


         INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies, including shares of iShares(R). The Funds will limit their respective investments in other investment companies that are not part of the same group of investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. The Funds may invest without limitation in shares of money market funds. The preceding limitations do not apply if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. The Asset Allocation Funds may invest all of their assets in investment companies that are part of the same group of investment companies.

         Investment companies include exchange-traded funds ("ETFs"). See the disclosure under the heading "Exchange-Traded Funds" below for more information on investments in ETFs. Pursuant to an SEC exemptive order issued to iShares(R), dated April 15, 2003, upon adherence to the conditions set forth in the order, the Funds may invest their respective net assets in iShares(R) in excess of the 3%, 5% and 10% limits described above.

         It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

         MISCELLANEOUS. Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

                   ADDITIONAL RISKS AND INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES


         The Funds may invest in a variety of securities and may employ a number of investment techniques. With respect to the Asset Allocation Funds, investments and techniques used by a Fund include investments and techniques of the underlying funds in which a Fund invests, and to which an Asset Allocation Fund is exposed indirectly. The types of investments a Fund uses and some of the risks posed by such investments are described below. Not all Funds may use each type of investment technique. For example, a Fund's fundamental investment limitation may prohibit a Fund from using a specific investment technique or instrument. Please consult each Fund's prospectus for additional details regarding these and other permissible investments.


TYPES OF INVESTMENTS

         BANK INSTRUMENTS. Each Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation. Such instruments include certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.

         In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Funds may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and
(c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States; provided such investment is in agreement with the Fund's investment objective and policies.

         CASH. From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash may reduce the Fund's return.

         BEAR FUNDS. The Funds may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500(R) Index or to hedge an existing portfolio of securities or mutual fund shares.

         Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

         CLOSED-END INVESTMENT FUNDS. The Funds may invest in closed-end investment companies. The shares of closed-end investment companies will generally be exchange-traded and are not redeemable. Closed-end fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end fund, when sold, will be sold at a price that approximates its net asset value.

         The Funds may also invest in closed-end investment companies in transactions not involving a public offering. These shares will be "restricted securities" and a Fund may be required to hold such shares until the closed-end fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will, at the option of the closed-end fund, be required to provide the closed-end fund with a legal opinion, in form and substance satisfactory to the closed-end fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the closed-end fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the closed-end fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the closed-end fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the closed-end fund is required prior to the assumption of the transferee's Subscription Agreement by another party. The closed-end fund may withhold consent to such an assumption at its absolute discretion.

         EXCHANGE-TRADED FUNDS (ETFS). The Funds may invest in shares of various ETFs, including exchange-traded index and bond funds and ETFs listed on U.S. and foreign exchanges. ETFs seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. A Fund will bear its ratable share of the ETF's expenses, including its advisory and administration fees. At the same time, a Fund will continue to pay its own investment management fees and other expenses. As a result, a Fund will absorb duplicate levels of fees with respect to investments in ETFs.

         Because most ETFs are investment companies, absent exemptive relief, investment in most such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company that is not part of the same group of investment companies to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of its assets. Pursuant to an exemptive order issued to iShares(R) Trust and iShares(R), Inc. ("iShares(R)")* dated April 15, 2003, upon adherence to the conditions set forth in the order, the Funds may invest their respective total assets in excess of the 3%, 5% and 10% limits described above.


         iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) Fund.


         COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or "equity," tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.


         The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, a Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments discussed elsewhere in the prospectus and in this Statement of Additional Information (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

         COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' restrictions on illiquid investments unless, in the judgment of the Advisor, and subject to the procedures adopted by the Board of Trustees, such note is liquid.

         CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities.

         In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these characteristics with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         DERIVATIVES. Each Fund may, but is not required to, use derivative instruments for hedging, risk management purposes, as a substitute for direct investment in securities or other assets, or as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swaps). A description of these and other derivative instruments that the Funds may use are described further below.

         The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights.

         Derivative instruments are subject to other risks. For example, since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also are subject to the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track.


         Custody Receipts. The Funds may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

         Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

         Futures and Options Transactions. The Funds may engage in futures and options transactions to create investment exposure or to hedge to the extent consistent with their investment objectives and policies.

         As a means of reducing fluctuations in the net asset value of their shares, the Funds may attempt to hedge all or a portion of their portfolios through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to create investment exposure or to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

         The Funds will maintain their positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

         Futures Contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.

         A securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

         The purpose of the acquisition or sale of a futures contract by a Fund may be to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.

         Stock Index Options. The Funds may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolios correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Put Options on Financial Futures Contracts. The Funds may purchase listed put options on financial futures contracts. The Funds will use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

         Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

         Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

         A Fund may write listed put options on financial futures contracts to hedge its portfolio or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

         Call Options on Financial Futures Contracts. The Funds may write listed call options or over-the-counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

         Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

         A Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

         Limitation on Open Futures Positions. No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         "Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash, securities or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

         Purchasing Put Options on Portfolio Securities. The Funds may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities. The Funds may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

         Over-the-Counter Options. The Funds may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.

         Structured Investments. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Funds will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Advisor.


         Structured Notes. The Funds may invest in structured notes. Structured notes are derivatives where the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index(TM). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Advisor wishes to accept while reducing or avoiding certain other risks.

         Swap Agreements. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.


         Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

         A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

         Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

         Swap agreements are typically settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, in accordance with procedures adopted by the Board of Trustees, is responsible for determining and monitoring liquidity of a particular Fund's transactions in swap agreements.


         The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Funds may invest in CMOs. Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

         The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

         Certain debt securities such as, but not limited to, mortgage-related securities, CMOs, asset backed securities ("ABSs") and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity.

         ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Funds may invest in ARMS. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

         The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

         FOREIGN CURRENCY TRANSACTIONS. The Funds may engage in foreign currency transactions.

         Currency Risks. The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, they may not convert their holdings of foreign currencies to U.S. dollars daily. The Funds may incur conversion costs when they convert their holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Funds buy and sell currencies.

         The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Advisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in each of the Funds' best interest to do so. The Funds may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the respective Fund.

         In addition, the Funds may be permitted to engage in cross-hedging. Cross-hedging involves the use of forward contracts to shift currency exposure from one non-U.S. Dollar currency to another non-U.S. Dollar currency. An example would be where, the Fund were overweight securities denominated in Sterling and the portfolio manager wished to bring that segment's currency weighting back within the parameters of the index. In this case, the portfolio manager would sell Sterling and buy the Euro using forward contracts. Cross-hedging will only be done relative to an established index and will not exceed 50% of a Fund's net assets.

         Currency hedging may also be accomplished through "proxy hedging," which is defined as entering into a position in one currency to hedge investments denominated in another currency, where two currencies are economically linked or otherwise correlated.


         FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options, and the funds in which they invest may engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.


         When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Funds against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.


         Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the Funds may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor, as applicable, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         GUARANTEED INVESTMENT CONTRACTS. The Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Funds will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

         LENDING OF PORTFOLIO SECURITIES. The Funds may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         LOAN PARTICIPATION NOTES. The Funds may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

         LOWER-RATED AND UNRATED SECURITIES. The Funds may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than with respect to issuers of higher grade bonds.

         Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         Special Risks Associated with Lower-Rated And Unrated Securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Funds may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

         Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require sale of the security by the Fund, but the Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

         MASTER LIMITED PARTNERSHIPS. Master limited partnerships ("MLPs") are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

         Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.


         The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.


         Distributions attributable to gain from the sale of master limited partnerships may be taxed as ordinary income.

         MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments, which are high quality, short-term fixed income securities that adhere to the guidelines (i.e., liquidity, maturity and credit quality) set forth by Securities and Exchange Commission Rule 2a-7 under the 1940 Act, which governs the allowable investments purchased by money market funds.


         MUNICIPAL LEASES. The Funds may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, in accordance with procedures adopted by the Trustees, will base its determination on the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers recently willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
(4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (5) the general credit quality of the municipality, including: (a) whether the lease can be cancelled; (b) whether the assets represented by the lease can be sold; (c) the strength of the lessee's general credit; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (e) the legal recourse in the event of a failure to appropriate.


         MUNICIPAL SECURITIES. The Funds may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (g) general obligation bonds.

         Variable Rate Municipal Securities. The Funds may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

         PARTICIPATION INTERESTS. The Funds may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Funds may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give these Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

         REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Funds' investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.


         REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor to be creditworthy.

         RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established in accordance with procedures adopted by the Trustees are quite liquid.) The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity in accordance with such procedures, including Section 4(2) securities, as determined by the Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

         The ability to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The determination of the liquidity of restricted securities is made by the Advisor in accordance with procedures adopted by the Trustees. The following criteria, among others, are considered in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.


         REVERSE REPURCHASE AGREEMENTS. Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         STAND-BY COMMITMENTS. The Funds may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

         STRIPPED OBLIGATIONS. The Funds may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. The Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.


         SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees.


         Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


         In addition, the Funds may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.


         Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

         TRUST PREFERRED SECURITIES. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats capital securities as debt.

         U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations in which the Funds may invest include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Student Loan Marketing Association can also issue debt as a corporation, which is not considered a U.S. Government obligation.

         Variable Rate U.S. Government Securities. Some of the short-term U.S. government securities that the Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

         OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

         WARRANTS. The Funds may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. A Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of their assets.

         TEMPORARY AND DEFENSIVE INVESTMENTS. A Fund may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


         PORTFOLIO TURNOVER. The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The portfolio turnover rates for the Funds for fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

----------------------------------------------- ------------------ ------------------
                                                FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                    JULY 31, 2009      JULY 31, 2008

----------------------------------------------- ------------------ ------------------
LifeModel Aggressive Fund(SM)                                  9%                26%
----------------------------------------------- ------------------ ------------------
LifeModel Conservative Fund(SM)                                6%                23%
----------------------------------------------- ------------------ ------------------
LifeModel Moderate Fund(SM)                                    7%                23%
----------------------------------------------- ------------------ ------------------
LifeModel Moderately Aggressive Fund(SM)                       8%                26%
----------------------------------------------- ------------------ ------------------
LifeModel Moderately Conservative Fund(SM)                     8%                25%
----------------------------------------------- ------------------ ------------------
Structured Large Cap Plus Fund(1)                            188%               147%
----------------------------------------------- ------------------ ------------------

(1) During the fiscal years ended July 31, 2008 and 2009 the quantitative management process employed by the Structured Large Cap Plus Fund resulted in slightly higher turnover rates than some fundamentally managed portfolios.

                          FIFTH THIRD FUNDS MANAGEMENT

         The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and desirable to carry out this responsibility, including the election and removal of Trust officers.

         TRUSTEES AND OFFICERS


         The Trustees and officers of the Trust, their ages, the positions they hold with the Trust, their terms of office and lengths of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that each Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address, unless otherwise noted, of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. Fund Complex includes the portfolios of the Trust described in this SAI, in addition to other portfolios of the Trust, which are offered by separate prospectuses and separate statement of additional information.

                              INDEPENDENT TRUSTEES

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
                                                                                               NUMBER OF
                         POSITION                                                            PORTFOLIOS IN
                           HELD       TERM OF OFFICE         PRINCIPAL OCCUPATION(S)           FUND COMPLEX         OTHER
                         WITH THE     AND LENGTH OF              DURING THE PAST              OVERSEEN BY    DIRECTORSHIPS HELD
     NAME AND AGE          TRUST      TIME SERVED(1)                 5 YEARS                    TRUSTEE          BY TRUSTEE
----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
Edward Burke Carey      Chairman-    January           President, Carey Realty                     24        Canisius
Age: 64                 Board of     1989-Present      Investments, Inc. (commercial real                    College-Trustee.
                        Trustees                       estate), 1990-Present.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
David J. Durham         Trustee      June              Chairman of the Board since 2005,           24        None.
Age: 64                              2001-Present      President and Chief Executive
                                                       Officer of Clipper Products, Inc.,

                                                       (importer and wholesale
                                                       distributor), September
                                                       1997-Present.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
David J. Gruber         Trustee      December          President, DJG Financial Consulting         24        CASA of Delaware
Age: 45                              2003-Present      (accounting and finance                               County
                                                       consultant), June
                                                       2007-Present. Project
                                                       Professional, Resources
                                                       Global Professionals
                                                       (accounting and finance
                                                       consultant), December
                                                       2004-June 2007. CFO, Ohio
                                                       Arts & Sports Facilities
                                                       Commission (state funding
                                                       oversight agency), April
                                                       2003-December 2004.
                                                       Finance Director, Ohio
                                                       Expositions Commission
                                                       (state fair and expo
                                                       center), April 1996-March
                                                       2003.
----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------

                                       25


----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
                                                                                               NUMBER OF
                         POSITION                                                            PORTFOLIOS IN
                           HELD       TERM OF OFFICE         PRINCIPAL OCCUPATION(S)           FUND COMPLEX         OTHER
                         WITH THE     AND LENGTH OF              DURING THE PAST              OVERSEEN BY    DIRECTORSHIPS HELD
     NAME AND AGE          TRUST      TIME SERVED(1)                 5 YEARS                    TRUSTEE          BY TRUSTEE
----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
J. Joseph Hale Jr.      Trustee      March             President and CEO of Medilux               24         Trustee for
Age: 59                              2001-Present      Healthcare, April 2008-Present.                       Hanover College,
                                                       EVP and Managing Director, DHR                        Egan Maritime
                                                       International (executive recruiter),                  Institute, Sconset
                                                       April 2007-Present. Consultant, Duke                  Chapel, and Sconset
                                                       Energy, April 2006-March 2007.                        Trust.
                                                       President, Cinergy Foundation (manager
                                                       of corporate contributions of certain
                                                       Duke Energy entities), November 2001-
                                                       Present.



----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------
John E. Jaymont         Trustee      October 2001-     Business Development Director,              24        None.
Age: 64                              Present           Printing Industry of Ohio/North
                                                       Kentucky (printing industry
                                                       association), Feb. 2002- Present.
                                                       Management Consultant, April
                                                       2000-February 2002.

----------------------- ------------ ----------------- ------------------------------------- --------------- --------------------

1. Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee's 72nd birthday occurs.

                                    OFFICERS

------------------------------- --------------------- --------------------- -----------------------------------------------------
                                     POSITION(S)             TERM OF
                                        HELD               OFFICE AND
          NAME AND                    WITH THE             LENGTH OF                      PRINCIPAL OCCUPATION(S)
             AGE                       FUNDS             TIME SERVED(1)                   DURING THE PAST 5 YEARS
------------------------------- --------------------- --------------------- -----------------------------------------------------
E. Keith Wirtz                  President             April 2007-Present    President, Fifth Third Asset Management, Inc. 2003-
Age: 49                                                                     Present.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Matthew A. Ebersbach            Vice President,       March 2006-Present;   Vice President of Fifth Third Asset Management,
Age: 39                         Assistant Treasurer   September             Inc. 2006 - Present; Assistant Vice President of
                                and Assistant         2008-Present          Fifth Third Asset Management, Inc. 2001-2005.
                                Principal Financial
                                Officer

------------------------------- --------------------- --------------------- -----------------------------------------------------
Richard B. Ille                 Vice President        April 2007-Present    Managing Director, Products and Marketing, Fifth
Age: 45                                                                     Third Asset Management, Inc., 2001-Present.

------------------------------- --------------------- --------------------- -----------------------------------------------------
James A. Mautino                Anti-Money            February              Vice President and Chief Compliance Officer, Fifth
Age: 41                         Laundering and        2007-Present          Third Asset Management, Inc. August 2005-Present;
                                Chief Compliance                            Director of Risk and Compliance, State Street Bank
                                Officer                                     and Trust Company, October 1995-July 2005.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Shannon King                    Treasurer and         March 2008-Present    Vice President, Mutual Fund Administration, Fifth
Age:  37                        Principal Financial                         Third Asset Management, Inc. 2007-Present;
                                Officer                                     Assistant Vice President, Capital Markets
                                                                            Treasury and Derivatives Manager 2005-2007
                                                                            and Capital Markets Accounting Manager
                                                                            2001-2005 at Fifth Third Bancorp.

------------------------------- --------------------- --------------------- -----------------------------------------------------


                                       26


------------------------------- --------------------- --------------------- -----------------------------------------------------
                                     POSITION(S)             TERM OF
                                        HELD               OFFICE AND
          NAME AND                    WITH THE             LENGTH OF                      PRINCIPAL OCCUPATION(S)
             AGE                       FUNDS             TIME SERVED(1)                   DURING THE PAST 5 YEARS
------------------------------- --------------------- --------------------- -----------------------------------------------------
Matthew A. Swendiman            Secretary and         April                 Secretary and Chief Administrative Officer, Fifth
Age: 36                         Chief Legal Officer   2007-Present;         Third Asset Management, Inc., May 2009 to Present;
                                                      September             Vice President and Counsel of Fifth Third Bank,
                                                      2009-Present          March 2006-May 2009; Attorney, Kirkpatrick &
                                                                            Lockhart Nicholson Graham, LLP, May 2005-March
                                                                            2006; Counsel, The Phoenix Companies, Inc., July
                                                                            2002-April 2005.

------------------------------- --------------------- --------------------- -----------------------------------------------------
Ryan Casey                      Assistant Treasurer    April 2009-Present   Assistant Vice President, State Street Bank and
State Street Bank                                                           Trust Company (a Massachusetts trust company)
and Trust Company,                                                          2000-Present.
One Lincoln Street,
Boston, MA 02111
Age: 36

------------------------------- --------------------- --------------------- -----------------------------------------------------
Tracy Kaufman                   Assistant Treasurer   June 2007-Present     Assistant Vice President, State Street Bank and
State Street Bank and Trust                                                 Trust Company (a Massachusetts trust company)
Company, One Lincoln Street,                                                1986-Present.
Boston, MA 02111
Age: 51

------------------------------- --------------------- --------------------- -----------------------------------------------------
Francine S. Hayes               Assistant Secretary   June 2007-Present     Vice President and Senior Counsel, State Street Bank
State Street Bank and                                                       and Trust Company (a Massachusetts trust  company)
Trust Company, One                                                          2004-Present.
Lincoln Street,
Boston, MA 02111
Age: 41

------------------------------- --------------------- --------------------- -----------------------------------------------------


1.       The Trust's Officers are elected annually by the Trustees.

For Officers, positions held with affiliated persons of the Trust (or affiliated persons of such persons) are listed in the following table:


----------------------------- --------------------------------------------------------------------------------------------
NAME                          POSITIONS HELD WITH AFFILIATED PERSONS OF THE FUNDS
----------------------------- --------------------------------------------------------------------------------------------
E. Keith Wirtz                Fifth Third Asset Management, Inc., President
----------------------------- --------------------------------------------------------------------------------------------
Matthew A. Ebersbach          Fifth Third Asset Management, Vice President
----------------------------- --------------------------------------------------------------------------------------------
Richard B. Ille               Fifth Third Asset Management, Inc., Executive Director
----------------------------- --------------------------------------------------------------------------------------------
Matthew A. Swendiman          Fifth Third Asset Management, Inc., Secretary and Chief Administrative Officer
----------------------------- --------------------------------------------------------------------------------------------
James A. Mautino              Fifth Third Asset Management, Inc., Vice President and Chief Compliance Officer
----------------------------- --------------------------------------------------------------------------------------------
Shannon King                  Fifth Third Asset Management, Inc., Vice President
----------------------------- --------------------------------------------------------------------------------------------


COMMITTEES OF THE BOARD OF TRUSTEES


         AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. For the fiscal year ended July 31, 2009, there were five meetings of the Audit Committee.

         NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Hale, Durham, Jaymont and Gruber serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. During the fiscal year ended July 31, 2009, the Nominations Committee did not meet.

         COMPLIANCE COMMITTEE. The purpose of the Compliance Committee is to review, analyze and investigate compliance matters of the Trust identified by the Board to the Committee. The Committee's function is strictly one of oversight. Generally, the full Board, rather than this Committee, will exercise direct oversight with respect to the Trust's compliance matters. Messrs. Hale and Gruber serve on this committee. During the fiscal year ended July 31, 2009, the Compliance Committee did not meet.

         SPECIAL PROXY VOTING COMMITTEE. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust's investment adviser. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. During the fiscal year ended July 31, 2009, the Special Proxy Voting Committee did not meet.


TRUSTEES' SECURITIES OWNERSHIP


         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund family of investment companies as of December 31, 2008:

---------------------------- ------------------------------------------------------------ ---------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                          SECURITIES IN ALL REGISTERED
                                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                                                                          TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS               COMPANIES
---------------------------- ------------------------------------------------------------ ---------------------------------------
Edward Burke Carey           None                                                         Over $100,000
---------------------------- ------------------------------------------------------------ ---------------------------------------
J. Joseph Hale, Jr.          LifeModel Moderate Fund(SM): $1-10,000                       $1-10,000
---------------------------- ------------------------------------------------------------ ---------------------------------------
David J. Durham              LifeModel Moderate Fund(SM): $10,001-50,000                  Over $100,000
                             LifeModel Moderately Aggressive Fund(SM): >$100,000
---------------------------- ------------------------------------------------------------ ---------------------------------------
John E. Jaymont              None                                                         $10,001-50,000
---------------------------- ------------------------------------------------------------ ---------------------------------------
David J. Gruber              LifeModel Moderate Fund: $1-10,000                           $10,001-50,000
---------------------------- ------------------------------------------------------------ ---------------------------------------

         As of December 31, 2008, none of the independent Trustees or their immediate family members owned beneficially the securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         As of November 4, 2009, the Officers and Trustees owned less than 1% of any class of any Fund.


TRUSTEES COMPENSATION


         Effective January 1, 2008, the Trustees, who are not interested persons of the Trust receive from the Trust, receive an annual retainer of $35,000 for service on the Board. Each Independent Trustee receives a fee of $7,500 for each regular quarterly Board meeting attended in person. Each Independent Trustee also receives a fee of $3,750 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson of the Board receives $8,000 for each meeting over which he or she presides as Chairman, in addition to any other fees received.


         Each Audit Committee member receives an annual retainer of $3,500 and a fee of $1,250 for each Audit Committee meeting attended in person. The Chairperson of the Audit Committee receives $2,500 for each meeting over which he presides as Chairman, in addition to any other fees received.

         Each Compliance Committee member receives an annual retainer of $5,500 per year (payable in a lump sum at the first Compliance Committee meeting of the calendar year). The Compliance Committee fees are paid only in years in which a Compliance Committee meeting takes place. The Chairperson of the Compliance Committee receives an additional retainer of $2,000, in addition to any other fees received.

         Each Nominations Committee member receives a fee of $1,000 for each Nominations Committee meeting attended in person.


      The following table summarizes the compensation, including committee fees, paid to the Trustees of the Trust for the fiscal year ended July 31, 2009.

---------------------------------- --------------------- ---------------------- --------------------- -------------------------
                                                                    PENSION OR
                                              AGGREGATE    RETIREMENT BENEFITS       ESTIMATE ANNUAL   TOTAL COMPENSATION FROM
                                       COMPENSATION FOR     ACCRUED AS PART OF         BENEFITS UPON    FUNDS AND FUND COMPLEX
                                                    THE          FUND EXPENSES            RETIREMENT      PAID TO TRUSTEES FOR
                                      FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED     THE FISCAL YEAR ENDED
NAME OF PERSON                           JULY 31, 2009*          JULY 31, 2009         JULY 31, 2009             JULY 31, 2009
---------------------------------- --------------------- ---------------------- --------------------- -------------------------

TRUSTEES

---------------------------------- --------------------- ---------------------- --------------------- -------------------------
Edward Burke Carey                             $159,500                   None                  None                  $159,500
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
J. Joseph Hale, Jr.                              95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
David J. Durham                                  95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
John E. Jaymont                                 105,300                   None                  None                   105,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------
David J. Gruber                                  95,300                   None                  None                    95,300
---------------------------------- --------------------- ---------------------- --------------------- -------------------------

1. Compensation excludes reimbursement of travel and other out-of-pocket expenses.


BENEFICIAL OWNERSHIP


         The name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of November 4, 2009 is set forth in Appendix B.


TRUSTEE LIABILITY

         The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, the Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS

         Each of the Trust, Fifth Third Asset Management, Inc., and FTAM Funds Distributor, Inc. has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

         The Board has delegated to the Advisor authority to vote proxies on the securities held in a Fund's portfolio. The Board has also approved the Advisor's policies and procedures for voting the proxies, which are described below.

Proxy Voting Procedures


         The Advisor has engaged RiskMetrics Group ("RiskMetrics") to administer the proxy voting policy. The Advisor's Investment Committee reviews and adopts annually the proxy voting recommendations contained in the RiskMetrics Proxy Voting Guidelines Summary. The Chief Investment Officer of the Advisor must approve any deviations from these guidelines.


         With respect to any proxy vote made on behalf of the Trust that involves a material conflict of interest for the Advisor, the Advisor will refer such proxy vote to the Special Proxy Voting Committee. The Special Proxy Voting Committee is composed exclusively of the independent Trustees of the Board of Trustees of the Funds and will conduct its activities according to the Special Proxy Voting Committee Charter.

Proxy Voting Policies


         On matters of corporate governance, generally RiskMetrics will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

         On matters of capital structure, generally RiskMetrics will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to reduce the par value of common stock, and for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

         On matters relating to management compensation, generally RiskMetrics will vote: for stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and against proposals that would permit retirement plans for nonemployee directors.

         On matters relating to corporate transactions, RiskMetrics will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. RiskMetrics will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. RiskMetrics will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Advisor may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if RiskMetrics decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though RiskMetrics typically votes against such measures in other contexts.


Information Regarding Proxy Votes

         You may obtain information without charge about how a Fund voted proxies related to its portfolio securities during the 12 month period ended June 30, without charge, by visiting the Securities and Exchange Commission's Web site at www.sec.gov or the Funds' website at www.fifththirdfunds.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees has adopted on behalf of the Funds policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures (the "Procedures") are designed to protect the confidentiality of the Funds' portfolio holdings information and to prevent the selective disclosure of such information (except as otherwise permitted by applicable law and the Procedures). The Procedures may be modified at any time by the Trust's Chief Compliance Officer ("CCO"), provided that any material changes be reported to the Board of Trustees, and to the extent necessary, will be amended to conform to rules and regulations adopted by the SEC. No provision of the Procedures is intended to restrict or prevent the disclosure of portfolio holdings information that may be required by applicable law or requested by governmental authorities.


         The Funds will make their respective portfolio holdings information available on the Funds' website at www.fifththirdfunds.com in the section "Annual Reports and Other Information". The Funds' website contains the complete schedule of each Fund's portfolio holdings as of the most recent month's end. This information is generally posted on the Funds' website no sooner than 15 days after each month's end, and will remain available on the website until at least the date on which the Funds file a report on Form N-CSR or a report on Form N-Q for the period that includes the date as of which the information is current. The posted schedules include information for each portfolio security (not including cash positions) held by each of the Funds as of the relevant month's end. In addition, the Funds' portfolio holdings are disclosed to the public, on a quarterly basis, on forms required to be filed with the SEC. The Funds' reports on Form N-CSR (with respect to each annual period and semi-annual period) and reports on Form N-Q (with respect to the first and third quarters of each of the Funds' fiscal years) are available on the SEC's website at www.sec.gov. If a Fund's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR website or otherwise) before the disclosure of the information on the Funds' website, such Fund may post such information on the Funds' website. Except as provided in the Procedures, the Funds' portfolio holdings may not be disclosed to third parties prior to posting on the website.

         A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the CCO determines that such disclosure is in the best interests of the Fund's shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds' adviser and its affiliates, sub-advisers, and the Funds' custodian, sub-administration and accounting services provider, independent accounting firm, fund counsel, and proxy voting service provider.


         Except for entities that utilize FTAM model portfolios (e.g., overlay managers and wrap sponsors) which may or may not closely resemble Fund portfolios, non-public portfolio holdings may not be disseminated for compensation or other consideration. A list of all persons who receive non-public portfolio holdings will be available upon request to the CCO.

         The frequency with which the non-public portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.

         The Funds have ongoing arrangements to disclose portfolio holdings to the following Service Providers:

NAME OF VENDOR                                    TYPE OF SERVICE                     FREQUENCY       LAG TIME
------------------------------------------------- ----------------------------------- --------------- --------------
DDM Marketing & Communications                    Marketing & Communications          Weekly and      One day
                                                                                      Quarterly
Standard & Poor's                                 Ratings Agency                      Weekly          One day
Moody's Investors Service                         Ratings Agency                      Weekly          One day
Fitch Ratings Ltd.                                Ratings Agency                      Weekly          One day
FactSet                                           Portfolio analytics                 Daily           N/A
Interactive Data Bond Edge                        Portfolio analytics                 Daily           N/A
Investor Tools - SMART/Perform                    Portfolio analytics                 Daily           N/A
Yield Book                                        Portfolio analytics                 Daily           N/A
Advent Axys                                       Portfolio accounting                Daily           N/A
Able Noser                                        Trade cost analysis                 Monthly         Five days
SG Constellation                                  Distribution services               Weekly          One day
eA Data Automation Services                       Marketing Support                   Quarterly       8 days
Fifth Third Bank                                  Portfolio management and            Daily           N/A
                                                  administrative support
Prima Capital Management, Inc.                    Overlay manager                     Daily           N/A
Merrill Lynch                                     Wrap sponsor                        Daily           N/A
Morgan Stanley                                    Wrap sponsor                        Daily           N/A
Fifth Third Securities                            Wrap sponsor                        Daily           N/A
Envestnet Asset Management                        Overlay manager                     Daily           N/A
Bear Stearns                                      Wrap sponsor                        Daily           N/A
TD Ameritrade                                     Wrap sponsor                        Daily           N/A
Placemark Investments                             Overlay manager                     Daily           N/A
------------------------------------------------- ----------------------------------- --------------- --------------

         Exceptions to the Procedures may only be made if approved in writing by the CCO when the Fund has legitimate business purposes for doing so, and if the recipients are subject to a confidentiality agreement, as described above. Any exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.


         The Advisor has primary responsibility for ensuring that each of the Funds' portfolio holdings information is only disclosed in accordance with the Procedures. As part of this responsibility, the Advisor, maintains such internal informational barriers as it believes are reasonably necessary for preventing the unauthorized disclosure of non-public portfolio holdings. The CCO is responsible for reviewing, at least annually, the Advisor's policies, procedures and/or processes and for reporting to the Board of Trustees whether, in the CCO's view, these policies, procedures and /or processes are reasonably designed to comply with the Procedures.


         If the CCO determines that the Advisor's policies, procedures and/or processes are not reasonably designed to comply with the Procedures, the CCO shall notify the Advisor of such deficiency and request that the Advisor indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO's satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Board of Trustees of the deficiency and shall discuss with the Board possible responses.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

INVESTMENT ADVISOR

         Fifth Third Asset Management, Inc. serves as investment advisor to all Funds and provides investment advisory services through its Trust and Investment Division. FTAM is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which, in turn, is a wholly-owned subsidiary of Fifth Third Bancorp.


         The Advisor shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


         Because of the internal controls maintained by FTAM to restrict the flow of non-public information, a Fund's investments are typically made without any knowledge of FTAM's or any affiliate's lending relationship with an issuer.

ADVISORY FEES


         For advisory services, the Advisor receives annual investment advisory fees as described in the Prospectuses. The following shows gross investment advisory fees for the Funds and fees waived by the Advisor for the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007 (amounts in thousands).

------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
FUND NAME                                     YEAR               FEES            YEAR            FEES        YEAR            FEES
                                             ENDED            WAIVED/           ENDED         WAIVED/       ENDED         WAIVED/
                                          JULY 31,        REIMBURSED-        JULY 31,     REIMBURSED-    JULY 31,     REIMBURSED-
                                              2009              2009*            2008           2008*        2007           2007*
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
LifeModel Aggressive Fund(SM)             $169,940          $538,166        $284,736        $779,619         $292            $787
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
LifeModel Conservative Fund(SM)             64,356           243,454          79,916         290,058           82             307
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
LifeModel Moderate Fund(SM)                491,434         1,183,434         727,621       1,682,451          799           1,903
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
LifeModel Moderately Aggressive
Fund(SM)                                   308,023           942,139         481,555       1,288,687          521           1,354
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
LifeModel Moderately Conservative
Fund(SM)                                    95,935           324,975         140,871         425,456          157             477
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------
Structured Large Cap Plus Fund             624,534           323,842       1,250,884         450,482        1,559             233
------------------------------------- ------------- ----------------- --------------- --------------- ------------ ---------------

* The amounts include fee waivers and expense reimbursements by the Advisor pursuant to expense limitations in effect during the fiscal year.


         ADMINISTRATOR AND SUB-ADMINISTRATOR


         Prior to November 21, 2006, Fifth Third Bank was the Trust's administrator. Effective November 21, 2006, Fifth Third Asset Management, Inc. (the "Administrator") became the Funds' administrator which generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Funds pay the Administrator administration fees at the annual rates set forth below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets. In addition, a $10,000 annual per class per Fund applies beyond the first four classes per Fund, and each Fund is subject to an annual $20,000 minimum fee.


ADMINISTRATION FEE               TRUST AVERAGE DAILY NET ASSETS
------------------               ------------------------------
0.20%                            Up to $1 billion
0.18%                            In excess of $1 billion up to $2 billion
0.17%                            In excess of $2 billion

         Prior to June 1, 2007, BISYS Fund Services Ohio, Inc. was the Trust's sub-administrator. Effective June 1, 2007, State Street Bank and Trust Company, State Street Financial Center, One Lincoln

Street, Boston, MA 02111 became the Funds' sub-administrator (the
"Sub-Administrator"). The Sub-Administrator performs sub-administration services on behalf of each Fund for which it receives compensation from the Administrator.


         The following shows administration fees for Fifth Third Bank and the Administrator incurred by the Funds, and the amounts of those fees that were waived by Fifth Third Bank and/or the Administrator for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 (amounts in thousands).

-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
                                                   YEAR                      YEAR                      YEAR
                                                  ENDED         FEES        ENDED         FEES        ENDED         FEES
                                               JULY 31,      WAIVED-     JULY 31,      WAIVED-     JULY 31,      WAIVED-
                 FUND NAME                         2009         2009         2008         2008         2007         2007
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
LifeModel Aggressive Fund(SM)                  $196,155            --     $328,503          --         $337            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
LifeModel Conservative Fund(SM)                  74,289            --       92,198          --           94            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
LifeModel Moderate Fund(SM)                     567,273            --      839,468          --          923            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
LifeModel Moderately Aggressive Fund(SM)        355,549            --      555,578          --          602            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
LifeModel Moderately Conservative Fund(SM)      110,738            --      162,525          --          181            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------
Structured Large Cap Plus Fund                  154,580            --      309,261          --          386            --
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------


FUND ACCOUNTANT AND SUB-ACCOUNTANT

         Prior to November 21, 2006, Fifth Third Bank served as fund accountant for the Funds. Effective November 21, 2006, Fifth Third Asset Management, Inc. serves as fund accountant for the Funds (the "Fund Accountant"). Prior to May 14, 2007, BISYS Fund Services Ohio, Inc. served as the sub-fund accountant for the Funds. Effective May 14, 2007, State Street Bank and Trust Company serves as the sub-fund accountant for the Funds (the "Sub-Accountant"). The Sub-Accountant maintains the Trust's fund accounting records. The Funds pay the Fund Accountant accounting fees at the annual rates set forth below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses. In addition, a $10,000 annual flat per class per fee per Fund applies beyond the initial class of shares.

-------------------------------- ----------------------------------------------
ACCOUNTING FEE                   FUND AVERAGE DAILY NET ASSETS
-------------------------------- ----------------------------------------------
0.020%                           Up to $500 million
-------------------------------- ----------------------------------------------
0.015%                           $500 million and up to $1 billion
-------------------------------- ----------------------------------------------
0.010%                           In excess of $1 billion
-------------------------------- ----------------------------------------------


         The following shows fund accounting fees incurred by the Funds for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 (amounts in thousands).

--------------------------------------------------------- -------------------- ------------------- --------------------
                                                                   YEAR ENDED          YEAR ENDED           YEAR ENDED
FUND NAME                                                       JULY 31, 2009       JULY 31, 2008        JULY 31, 2007
--------------------------------------------------------- -------------------- ------------------- --------------------
LifeModel Aggressive Fund(SM)                                         $58,851             $66,932                  $77
--------------------------------------------------------- -------------------- ------------------- --------------------
LifeModel Conservative Fund(SM)                                        58,684              59,015                   70
--------------------------------------------------------- -------------------- ------------------- --------------------
LifeModel Moderate Fund(SM)                                            94,503             125,803                  141
--------------------------------------------------------- -------------------- ------------------- --------------------
LifeModel Moderately Aggressive Fund(SM)                               69,976              93,055                  107
--------------------------------------------------------- -------------------- ------------------- --------------------
LifeModel Moderately Conservative Fund(SM)                             58,849              58,648                   69
--------------------------------------------------------- -------------------- ------------------- --------------------
Structured Large Cap Plus Fund                                         69,790              77,181                   83
--------------------------------------------------------- -------------------- ------------------- --------------------


CUSTODIAN

         Prior to June 1, 2007, Fifth Third Bank was the custodian for the Funds. Effective June 1, 2007, State Street Bank and Trust Company became the custodian for the Funds (the "Custodian"). The Custodian holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses. For the period August 1, 2006 through May 31, 2007, the custody fees and expenses for Fifth Third Bank incurred by the Fifth Third Funds complex were approximately $1,060,981.


TRANSFER AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021, serves as the transfer and dividend disbursing agent for the Funds (the "Transfer Agent"). The fees paid to the Transfer Agent are based upon the size, type and number of accounts and transactions made by shareholders. The Funds also reimburse the Transfer Agent for various out-of-pocket expenses.

ADDITIONAL SERVICES - SERVICES AGENT


         Prior to May 14, 2007, Fifth Third Asset Management, Inc. assisted BISYS Fund Services Ohio, Inc. with transfer agency-related services. Pursuant to a Services Agreement dated May 14, 2007, Fifth Third Asset Management, Inc. (the "Services Agent") provides certain other transfer-agent related services for the Funds, for an annual fee of $370,000, payable monthly. For the fiscal years ended July 31, 2009 and July 31, 2008 and the period May 14, 2007 through July 31, 2007, the Services Agent earned $370,000, $370,000 and $77,083, respectively, in services agent fees. For the period August 1, 2006 through May 13, 2007, the Services Agent earned fees from BISYS Fund Services Ohio, Inc. in the amount of $516,192.

LEGAL COUNSEL

         Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601 is counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP will audit and report on the Funds' annual financial statements, and may perform other professional tax, accounting, auditing and advisory services when engaged to do so by the Funds.


                          PORTFOLIO MANAGER INFORMATION

         The portfolio managers identified under "Fund Management - Portfolio Managers" in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set below.


----------------------------------------------------------------------------------------------------------------------
                             NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                   AS OF JULY 31, 2009
------------------------------- ------------------------------ ---------------------------- --------------------------
      PORTFOLIO MANAGER          OTHER REGISTERED INVESTMENT     OTHER POOLED INVESTMENT         OTHER ACCOUNTS
                                          COMPANIES                     VEHICLES
------------------------------- ------------------------------ ---------------------------- --------------------------
Samrat Bhattacharya             Number: 0                      Number: 1                    Number: 3
                                Assets: None                   Assets: $222,921,534         Assets: $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
Scott A. Billeadeau             Number: 0                      Number: 1                    Number: 30
                                Assets: None                   Assets: $4,510,844           Assets: $83,763,765
------------------------------- ------------------------------ ---------------------------- --------------------------
Mark Koenig                     Number: 0                      Number: 1                    Number: 3
                                Assets:   None                 Assets: $222,921,534         Assets: $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
Mitchell L. Stapley             Number: 0                      Number: 4                    Number:  201
                                Assets: None                   Assets:  $672,498,228        Assets:  $3,753,148,081
------------------------------- ------------------------------ ---------------------------- --------------------------


                                       35


----------------------------------------------------------------------------------------------------------------------
                             NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                   AS OF JULY 31, 2009
------------------------------- ------------------------------ ---------------------------- --------------------------
      PORTFOLIO MANAGER          OTHER REGISTERED INVESTMENT     OTHER POOLED INVESTMENT         OTHER ACCOUNTS
                                          COMPANIES                     VEHICLES
------------------------------- ------------------------------ ---------------------------- --------------------------
Michael P. Wayton               Number: 0                      Number: 1                    Number: 3
                                Assets:   None                 Assets: $222,921,534         Assets: $35,846,839
------------------------------- ------------------------------ ---------------------------- --------------------------
E. Keith Wirtz                  Number: 0                      Number: 0                    Number: 75
                                Assets: None                   Assets: None                 Assets: $1,259,995,449
------------------------------- ------------------------------ ---------------------------- --------------------------

         None of the portfolio managers are responsible for managing any accounts for which the advisory fee is based on performance.


CONFLICTS OF INTEREST

         From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund.

         Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. The portfolio manager knows the size, timing and possible market impact of the Fund's trades and could use this information to the advantage of the Managed Accounts and to the possible detriment of the Fund.

         Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Fifth Third Asset Management, Inc. has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

         Portfolio Manager Compensation. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

Fifth Third Asset Management, Inc.

         Each Fifth Third Asset Management, Inc. portfolio manager's compensation generally consists of a base salary, a cash incentive bonus and certain Fifth Third Bancorp long-term, non-cash incentives. Portfolio managers are also eligible for the standard retirement, health and welfare benefits available to all

FTAM and Fifth Third Bancorp employees. In the case of portfolio managers responsible for managing multiple Funds and/or other FTAM advisory accounts, the method used to determine manager compensation is the same for all such Funds and other accounts.

         Portfolio manager base salaries are based upon the manager's experience and level of expertise, taking into account ongoing compensation benchmark analyses performed by FTAM's human resource specialists. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic performance reviews, upon assumption of new duties, or when a market adjustment of the position is deemed by management to be warranted.

         A portfolio manager's bonus is determined by a number of factors. The most important factor is the gross, pre-tax performance over rolling 3-year periods of the managed Funds and other accounts versus the applicable benchmarks against which the performance of the relevant asset class or classes are measured. No incentive bonus is earned under this factor unless the manager outperforms such benchmark(s). Another factor makes such comparison over the most recent one-year period and takes other, more subjective, components and factors into account, including but not limited to client involvement and interaction, client retention and the portfolio manager's compliance record.


         The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

------------------------------------------------------------- -----------------------------------------------------------

FUND NAME                                                     INDEX
------------------------------------------------------------- -----------------------------------------------------------
LifeModel Aggressive Fund(SM)                                 Wilshire 5000 Index, Barclays Capital Intermediate
                                                              Government/Credit Bond Index, LifeModel Aggressive Target
                                                              Neutral Style Class Index Blend, LifeModel Aggressive
                                                              Target Neutral Asset Class Index Blend

------------------------------------------------------------- -----------------------------------------------------------
LifeModel Conservative Fund(SM)                               Wilshire 5000 Index, Barclays Capital Intermediate
                                                              Government/Credit Bond Index, LifeModel Conservative
                                                              Target Neutral Style Class Index Blend, LifeModel
                                                              ConservativeTarget Neutral Asset Class Index Blend

------------------------------------------------------------- -----------------------------------------------------------
LifeModel Moderate Fund(SM)                                   Wilshire 5000 Index, Barclays Capital Intermediate
                                                              Government/Credit Bond Index, LifeModel Moderate Target
                                                              Neutral Style Class Index Blend, LifeModel Moderate
                                                              Target Neutral Asset Class Index Blend

------------------------------------------------------------- -----------------------------------------------------------
LifeModel Moderately Aggressive Fund(SM)                      Wilshire 5000 Index, Barclays Capital Intermediate
                                                              Government/Credit Bond Index, LifeModel Moderately
                                                              Aggressive Target Neutral Style Class Index Blend,
                                                              LifeModel Moderately Aggressive Target Neutral Asset
                                                              Class Index Blend

------------------------------------------------------------- -----------------------------------------------------------
LifeModel Moderately Conservative Fund(SM)                    Wilshire 5000 Index, Barclays Capital Intermediate
                                                              Government/Credit Bond Index, LifeModel Moderately
                                                              Conservative Target Neutral Style Class Index Blend,
                                                              LifeModel Moderately Conservative Target Neutral Asset
                                                              Class Index Blend

------------------------------------------------------------- -----------------------------------------------------------
Structured Large Cap Plus Fund                                S&P 500 Index, Russell 1000 Index
------------------------------------------------------------- -----------------------------------------------------------


SECURITIES OWNERSHIP

         The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of July 31, 2009:


--------------------------------- -------------------------------------------------------- -----------------------
                                                                                               DOLLAR RANGE OF
   NAME OF PORTFOLIO MANAGER                               FUND                               EQUITY SECURITIES
--------------------------------- -------------------------------------------------------- -----------------------
Samrat Bhattacharya                           Structured Large Cap Plus Fund                        None
--------------------------------- -------------------------------------------------------- -----------------------
Scott A. Billeadeau                              LifeModel Aggressive Fund                   $10,001 - $50,000
--------------------------------- -------------------------------------------------------- -----------------------

                                       37

--------------------------------- -------------------------------------------------------- -----------------------
                                                                                               DOLLAR RANGE OF
   NAME OF PORTFOLIO MANAGER                               FUND                               EQUITY SECURITIES
--------------------------------- -------------------------------------------------------- -----------------------
                                               LifeModel Conservative Fund                          None
                                                  LifeModel Moderate Fund                       $1 - $10,000
                                           LifeModel Moderately Aggressive Fund                     None
                                          LifeModel Moderately Conservative Fund                    None

--------------------------------- -------------------------------------------------------- -----------------------
Mark Koenig                                   Structured Large Cap Plus Fund                 $10,001 - $50,000
--------------------------------- -------------------------------------------------------- -----------------------
Mitchell L. Stapley                              LifeModel Aggressive Fund                          None
                                                LifeModel Conservative Fund                         None
                                                  LifeModel Moderate Fund                    $10,001 - $50,000
                                           LifeModel Moderately Aggressive Fund                     None
                                          LifeModel Moderately Conservative Fund                    None

--------------------------------- -------------------------------------------------------- -----------------------
Michael P. Wayton                             Structured Large Cap Plus Fund                        None
--------------------------------- -------------------------------------------------------- -----------------------
E.Keith Wirtz                                    LifeModel Aggressive Fund                          None
                                                LifeModel Conservative Fund                         None
                                                  LifeModel Moderate Fund                           None
                                           LifeModel Moderately Aggressive Fund               $10,001-$50,000
                                          LifeModel Moderately Conservative Fund                    None

--------------------------------- -------------------------------------------------------- -----------------------


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


         The Advisor selects brokers and dealers to handle the purchase and sale of portfolio instruments for the Funds. In selecting brokers and dealers to effect portfolio transactions for the Funds, the Advisor seeks to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but the Advisor may consider various other factors as it deems relevant. These factors may include, without limitation: (1) the Advisor's knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of transaction;
(4) the nature and character of the market for the security; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the security; (7) confidentiality and anonymity; (8) execution, (9) clearance and settlement capabilities, as well as the reputation and perceived soundness of the brokers/dealers selected and others which are considered; (10) the Advisor's knowledge of actual or apparent broker/dealer operational problems;
(11) the broker/dealer's execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions. The Advisor also may consider the quality of research and/or services provided by executing broker/dealers, as discussed below. The Advisor maintains procedures for monitoring best execution, and routinely reviews commission rates and execution and settlement services provided by various broker/dealers in order to determine their competitiveness. The Advisor is not permitted to consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


         In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Funds to pay broker/dealers providing the Funds with brokerage and research services (as defined in the 1934 Act) an amount of commission for effecting portfolio transactions in excess of the commission another broker/dealer would have charged for effecting the transaction. These brokerage and research services may include, without limitation, written and oral reports on the economy, industries, sectors and individual companies or issuers; appraisals and analysis relating to markets and economic factors; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Generally, the Advisor may use brokerage and research services to benefit the Funds as well as other investment accounts managed by the Advisor or its affiliates. The Advisor may not necessarily use all brokerage and research services received to benefit the particular Fund paying the brokerage commissions that gave rise to the receipt of such services.

         The determination and evaluation of the reasonableness of brokerage commissions paid in connection with portfolio transactions are based primarily on the professional opinions of the advisory personnel responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other investors of comparable size and type. The Advisor may select broker/dealers based on its assessment of their ability to provide quality executions and its belief that the research, information and other services provided by such broker/dealer may benefit the Funds. It is not possible to place a precise dollar value on the special executions or on the brokerage and research services the Advisor receives from broker/dealers effecting transactions in portfolio securities. Accordingly, broker/dealers selected by the Advisor may be paid commissions for effecting portfolio transactions in excess of amounts other broker/dealers would have charged for effecting similar transactions if the Advisor determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker/dealers.


         Selected products or services provided by broker/dealers may have multiple uses, including administrative, marketing or other uses which do not constitute brokerage or research services within the meaning of Section 28(e) of the 1934 Act. Such products or services are generally referred to as "mixed-use" items. The Advisor evaluates mixed-use products and services and will attempt to make a reasonable allocation of the cost of the product or service according to its use. The Advisor may consider various objective factors in making such an allocation, such as the amount of time that the product or service is used, for an eligible purpose within the meaning of Section 28(e) of the 1934 Act. A conflict of interest may arise in allocating the cost of mixed-use items between research and non-research purposes. The proportion of products and services attributable to eligible brokerage or research services will be paid through brokerage commissions generated by Fund transactions; the portion attributable to ineligible products and services will by paid by the Advisor from its own resources. Although the allocation of mixed-use items is not precisely determined, the Advisor makes a good faith effort to fairly allocate such items.


         The Advisor evaluates brokerage and research services provided by broker/dealer firms on at least an annual basis. The evaluation criteria focus upon the quality and quantity of brokerage and research services provided by such broker/dealer firms and whether the commissions paid for such services are fair and reasonable.

         The allocation of portfolio transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts.

         Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, the Advisor may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When one of the Funds and one or more other accounts managed by the Advisor or its affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may affect the price paid or shares received by the Funds or the size of the position obtained or disposed of by the Funds. Generally, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

         The following table shows the amount of brokerage commissions paid by the Structured Large Cap Plus Fund to brokers who provide research services to the Funds, and the total amounts of the transactions pursuant to which such commissions were paid, for the fiscal year ended July 31, 2009:

---------------------------------------- ------------------------------------ -------------------------------------
                                            COMMISSIONS PAID ON TRANSACTIONS
                                                 DIRECTED TO FIRMS PROVIDING    AMOUNT OF TRANSACTIONS DIRECTED TO
                                                                    RESEARCH              FIRMS PROVIDING RESEARCH
FUND                                                           JULY 31, 2009                         JULY 31, 2009
---------------------------------------- ------------------------------------ -------------------------------------
Structured Large Cap Plus Fund                                      $350,607                          $200,495,418
---------------------------------------- ------------------------------------ -------------------------------------

         The following table shows the aggregate amount of brokerage commissions paid by the Structured Large Cap Plus Fund for the fiscal years ended July 31 of each year shown:

---------------------------------------- ------------------------ ----------------------- -------------------------
                                                 TOTAL BROKERAGE         TOTAL BROKERAGE           TOTAL BROKERAGE
                                                COMMISSIONS PAID        COMMISSIONS PAID          COMMISSIONS PAID
FUND                                               JULY 31, 2009           JULY 31, 2008             JULY 31, 2007
---------------------------------------- ------------------------ ----------------------- -------------------------
Structured Large Cap Plus Fund                          $415,235                $499,957                  $348,154
---------------------------------------- ------------------------ ----------------------- -------------------------

         For each of the three most recent fiscal years, none of the Funds paid brokerage commissions to any affiliated broker.

         During the fiscal year ended July 31, 2009, the Structured Large Cap Plus Fund acquired securities of certain of the Fund regular broker dealers or the parents of such firms. The aggregate holdings of the Fund of those brokers or dealers as of July 31, 2009 (amounts in thousands, except shares) were as follows:

BROKER/DEALER                    FUND                                            SHARES    PRINCIPAL     MARKET VALUE
-------------------------------- --------------------------------------- --------------- ------------ ----------------
Bank of America Corp.            Structured Large Cap Plus                       55,169            -              816
-------------------------------- --------------------------------------- --------------- ------------ ----------------
Bank of New York                 Structured Large Cap Plus                       14,917            -              408
-------------------------------- --------------------------------------- --------------- ------------ ----------------
Goldman Sachs                    Structured Large Cap Plus                        7,737            -            1,263
-------------------------------- --------------------------------------- --------------- ------------ ----------------
JP Morgan Securities             Structured Large Cap Plus                       48,475            -            1,874
-------------------------------- --------------------------------------- --------------- ------------ ----------------


                                PURCHASING SHARES

         Shares of the Funds are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Funds is explained in the Prospectus for such Fund and Class under "Investing in the Funds."

ADMINISTRATIVE SERVICES AGREEMENT


         With respect to Class C Shares, the Trust has entered into an Administrative Service Agreement to permit the payment of non 12b-1 fees to FTAM Funds Distributor, Inc. to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These non 12b-1 fees are paid at the following amounts: Class C Shares - up to 0.25%. Benefits to shareholders of Class C Shares of the Funds may include: (1) providing personal services to shareholders; (2) processing shareholder transactions with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; (4) responding promptly to shareholders' requests and inquiries concerning their accounts; and (5) providing such other services as necessary to service shareholder accounts. These classes of shares are designed for shareholders who may be investing through financial institutions that are providing additional services to such shareholders. These institutions may select whichever class most appropriately compensates them for the level of services they are providing and may be dependent on other fees charged to their clients. Such selection may not represent the least expensive class available to shareholders. The Funds seek to provide flexibility to financial institutions in levels of compensation they may receive from shareholders but are not able to verify that financial institutions are offering the most appropriate share class to their clients. For the fiscal year ended July 31, 2009, the Distributor was paid $84,113 for Class C Shares.


DISTRIBUTION PLAN


         FTAM Funds Distributor, Inc. (the "Distributor") serves as the Funds' distributor and has a principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203. With respect to Class A shares, Class B shares and Class C shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 under the 1940 Act. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. The Plan is a compensation plan, which means that the distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor. Pursuant to the Plan, the Distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

         Pursuant to the Plan with respect to Class A Shares, the Funds which offer Class A Shares are authorized to compensate the Distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares of each applicable Fund held during the month. The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below.

-------------------------------------------- --------------------- ------------------- ------------------
                                                   CLASS A SHARES      CLASS A SHARES     CLASS A SHARES
                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                    JULY 31, 2007       JULY 31, 2008      JULY 31, 2009
-------------------------------------------- --------------------- ------------------- ------------------

                                                 DISTRIBUTION AND    DISTRIBUTION AND   DISTRIBUTION AND
                                                     SERVICE FEES        SERVICE FEES       SERVICE FEES

-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Aggressive Fund(SM)                             $139,000            $134,214            $73,309
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Conservative Fund(SM)                            39,000              36,277             25,543
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderate Fund(SM)                               247,000             216,197            129,456
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderately Aggressive Fund(SM)                  328,000             294,683            169,602
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderately Conservative Fund(SM)                 93,000              79,808             45,697
-------------------------------------------- --------------------- ------------------- ------------------
Structured Large Cap Plus Fund                             54,000              41,071             18,347
-------------------------------------------- --------------------- ------------------- ------------------

         Pursuant to the Plan with respect to Class B Shares, the Funds which offer Class B Shares are authorized to compensate the Distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares of each applicable Fund held during the month. The fees paid to the

Distributor pursuant to the Plan for the Class B shares for the Funds for the last three fiscal years are set forth in the table below.

-------------------------------------------- --------------------- ------------------- ------------------
                                                   CLASS B SHARES      CLASS B SHARES     CLASS B SHARES
                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                    JULY 31, 2007       JULY 31, 2008      JULY 31, 2009
-------------------------------------------- --------------------- ------------------- ------------------
                                                 DISTRIBUTION AND    DISTRIBUTION AND   DISTRIBUTION AND
                                                     SERVICE FEES        SERVICE FEES       SERVICE FEES
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Aggressive Fund(SM)                            $185,000            $162,839            $85,498
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Conservative Fund(SM)                           101,000              85,546             57,128
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderate Fund(SM)                               445,000             389,783            226,760
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderately Aggressive Fund(SM)                  572,000             512,926            295,091
-------------------------------------------- --------------------- ------------------- ------------------
LifeModel Moderately Conservative Fund(SM)                201,000             167,757             96,387
-------------------------------------------- --------------------- ------------------- ------------------
Structured Large Cap Plus Fund                             11,000               9,167              4,400
-------------------------------------------- --------------------- ------------------- ------------------

         Pursuant to the Plan with respect to Class C Shares, the Funds are authorized to compensate the Distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each applicable Fund held during the month. The fees paid to the Distributor pursuant to the Plan for the Class C shares for the Funds for the last three fiscal years are set forth in the table below.

-------------------------------------------- --------------------- ------------------- -------------------
                                                   CLASS C SHARES      CLASS C SHARES      CLASS C SHARES
                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                    JULY 31, 2007       JULY 31, 2008       JULY 31, 2009
-------------------------------------------- --------------------- ------------------- -------------------
                                                 DISTRIBUTION AND    DISTRIBUTION AND    DISTRIBUTION AND
                                                     SERVICE FEES        SERVICE FEES        SERVICE FEES
-------------------------------------------- --------------------- ------------------- -------------------
LifeModel Aggressive Fund(SM)                             $22,000             $20,490             $11,256
-------------------------------------------- --------------------- ------------------- -------------------
LifeModel Conservative Fund(SM)                            25,000              19,441              13,433
-------------------------------------------- --------------------- ------------------- -------------------
LifeModel Moderate Fund(SM)                                48,000              40,193              22,888
-------------------------------------------- --------------------- ------------------- -------------------
LifeModel Moderately Aggressive Fund(SM)                   68,000              56,902              29,270
-------------------------------------------- --------------------- ------------------- -------------------
LifeModel Moderately Conservative Fund(SM)                 23,000              19,654              10,787
-------------------------------------------- --------------------- ------------------- -------------------
Structured Large Cap Plus Fund                              1,000                 742                 306
-------------------------------------------- --------------------- ------------------- -------------------


         With respect to all share classes offered by the Trust, these classes of shares are designed for shareholders who may be investing through financial institutions that are providing additional services to such shareholders. These institutions may select whichever class most appropriately compensates them for the level of services they are providing and may be dependent on other fees charged to their clients. Such selection may not represent the least expensive class available to shareholders. The Funds seek to provide flexibility to financial institutions in levels of compensation they may receive from shareholders but are not able to verify that financial institutions are offering the most appropriate share class to their clients.

CONVERSION TO FEDERAL FUNDS

         It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

         Investors may, in certain circumstances as permitted by the Funds' custodian, exchange securities they already own for shares of a Fund or they may exchange a combination of securities and cash for

Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to the custodian. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor. This securities exchange feature may not be available to shareholders of certain financial intermediaries that may not be able to support this.

         A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of a Fund on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

         Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

PAYMENTS TO DEALERS

         Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation (a "reallowance"). Such reallowance is paid by the Distributor using money from sales charges and distribution/service (12b-1) fees. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time, the Distributor may elect to reallow up to the following amounts:

Class A Shares

                                        All Funds
--------------------------------------- ------------------------------------ --------------------------
                                                                             Dealer
Purchase Amount                         Load/Sales Charge                    Reallowance
--------------------------------------- ------------------------------------ --------------------------
Less than $50,000                            5.00%                                4.50%
--------------------------------------- ------------------------------------ --------------------------
$50,000 but less than $100,000               4.50%                                4.00%
--------------------------------------- ------------------------------------ --------------------------
$100,000 but less than $250,000              3.50%                                3.00%
--------------------------------------- ------------------------------------ --------------------------
$250,000 but less than $500,000              2.50%                                2.10%
--------------------------------------- ------------------------------------ --------------------------
$500,000 but less than $1,000,000            2.00%                                1.70%
--------------------------------------- ------------------------------------ --------------------------
$1,000,000 but less than $5,000,000*         0.00%                                1.00%
--------------------------------------- ------------------------------------ --------------------------
$5,000,000 but less than $25,000,000*        0.00%                                0.75%
--------------------------------------- ------------------------------------ --------------------------
$25,000,000 or more*                         0.00%                                0.50%
--------------------------------------- ------------------------------------ --------------------------


         A finder's fee may be paid for Class A Shares only. The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. If a finder's fee is paid to a selling broker/dealer, there will be a 1% contingent deferred sales charge ("CDSC") for a period of 12 months.

         *If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the twelvth month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

         Class A Shares are sold with an initial sales charge as detailed in the chart above.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class A Shares for which such dealers are designated the dealer of record):

--------------------- ----------------------------------------------------------
Rate                  Fund
--------------------- ----------------------------------------------------------
Up to 0.25%           All Funds currently making payments under a Class A Shares distribution plan
--------------------- ----------------------------------------------------------

Class B Shares

         Effective May 15, 2007, Class B shares are closed to all new shareholders. Class B Shares are sold without any initial sales charge. The Distributor pays 4% of the amount invested to dealers who sell Class B Shares. A contingent deferred sales charge may be applied to Class B Shares you sell within six years of purchase as shown in the schedule under "Shareholder Information" in the prospectus.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class B Shares for which such dealers are designated the dealer of record):

--------------------- ----------------------------------------------------------
Rate                  Fund

--------------------- ----------------------------------------------------------
Up to 0.25%           All Funds currently making payments under a Class B Shares distribution plan
--------------------- ----------------------------------------------------------

Class C Shares

         Class C Shares are sold without any initial sales charge. The Distributor pays 1% of the amount invested to dealers who sell Class C Shares. A contingent deferred sales charge may be applied to Class C Shares you sell within twelve months of purchase.

         The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class C Shares for which such dealers are designated the dealer of record):


------------------------------ -------------------------------------------------
Rate                           Fund
------------------------------ -------------------------------------------------
Up to 0.75% subsequent to      All funds currently making payments under a Class
first 12 months                C Shares 12b-1 distribution plan
------------------------------ -------------------------------------------------

         All underwriters retain monies, as well as 12b-1 and service fees for shareholder accounts held directly with the funds may be used by the Distributor or the Advisor to offset the costs of the Distributor and other distribution activities.


                ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES

         Under certain circumstances, the Advisor or its affiliates may use their own funds to compensate broker-dealers, financial institutions, and financial intermediaries that, for instance, sell or arrange for the sale of Fund shares or that perform various shareholder support services, in amounts that are additional to the amounts paid by the Distributor. In addition, from time to time, the Advisor or its affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to broker-dealers, financial institutions, and financial intermediaries which sell or arrange for the sale of shares of a Fund or that perform various shareholder support services. Additional information about such payments is provided below. The Advisor or its affiliates may terminate such payments at any time.

         "Financial intermediaries" are firms that receive compensation for selling shares of the Funds and/or provide services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your securities dealer, your financial planner or advisor, banks, or insurance companies. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets", sponsors of wrap fee programs, and sponsors of networking systems.

         The Advisor and/or its affiliates, in their discretion, may pay dealers, selling or servicing agents, or other financial intermediaries and service providers for distribution or shareholder servicing activities. These payments are made out of the Advisor's and/or its affiliate's own resources, including from the profits derived from the advisory fees the Advisor receives from the Funds. These cash payments, which may be substantial, are paid to firms having business relationships with the Advisor and/or its affiliates, and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors.

         In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue-sharing". Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Advisor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Advisor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Advisor and/or its affiliates may reimburse expenses, including travel and lodging expenditures, related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about Funds.

         The Advisor and/or its affiliates may make payments to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as participation in networking arrangements, recordkeeping, and other shareholder services. The Advisor and/or its affiliates also may make payments for administrative services related to the distribution of Fund shares through the intermediary. The service provider may use these payments to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

         The Advisor may consider various factors to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of customers of the intermediary or overall asset levels of the Funds held for or by customers of the intermediary, the willingness of the intermediary to allow the Advisor to provide educational and training support for the intermediary's sales personnel relating to the Funds, the availability of the Funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Advisor's and/or its affiliate's relationship with the intermediary. To the extent that financial intermediaries receiving distribution-related payments from the Advisor and/or its affiliates sell more of the Funds or retain more shares of the

Funds in their client accounts, the Advisor benefits from the incremental management and other fees it receives with respect to those assets.

         In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), the Advisor and/or its affiliates, at their expense, currently provide additional payments to firms that sell shares of the Funds. If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class. Your dealer may charge you fees or commissions in addition to those disclosed in the Prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Advisor and/or their affiliates, or any other fees or expenses it charges.

         Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

         Transaction Fee. Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                               SELLING YOUR SHARES

         Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectuses under "Selling Your Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.


         If you purchase $1,000,000 or more of Class A Shares and do not pay a sales charge, and you sell any of these shares within twelve (12) months of their purchase, you will pay a 1% contingent deferred sales charge on the portion redeemed at the time of redemption. Class B Shares redeemed within six
(6) years of purchase and Class C Shares redeemed within one (1) year of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

EXCHANGING OR CONVERTING SHARES

         You may exchange your Fund shares for shares of the same class of another Fifth Third Fund based on their relative NAVs. Also, you may convert your Fund shares for another class of the same Fifth Third Fund based on their relative NAVs provided you meet the eligibility requirements for the applicable class. Any conversion between classes of shares of the same Fund should be treated as a tax-free event. By contrast, an exchange between different Funds is a taxable event.


REDEMPTION IN KIND

         The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

         Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

POSTPONEMENT OF REDEMPTIONS

         Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

VALUATION OF THE FUNDS


         Except as noted below, investments of the Structured Large Cap Plus Fund and Asset Allocation Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded). Investments of the Asset Allocation Funds in underlying funds are based on the net asset value of such underlying funds.

         With regard to each of the Funds, securities the principal market for which is not a securities exchange or an over-the-counter market, are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined pursuant to the Valuation Procedures adopted by the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase agreements are valued at original cost. Open-end mutual fund investments will be valued at the most recently calculated net asset value. Closed-end funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.


         The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a "Significant Event"), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a "Trigger") and preauthorize the Trust's Accounting Agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

         Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

USE OF AMORTIZED COST


         The value of debt securities authorized to be purchased by the Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.


TRADING IN FOREIGN SECURITIES

         Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect to be treated and qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of short-term capital gains over net long-term capital losses), and its net tax-exempt income, for such year.

         In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

         For purposes of meeting the diversification requirement described in
(b) above, in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Additionally, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

         If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

         Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gain. Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

         In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

ADDITIONAL TAX INFORMATION CONCERNING THE ASSET ALLOCATION FUNDS

         An Asset Allocation Fund will not be able to offset gains realized by one underlying fund ("Underlying Fund") in which such Asset Allocation Fund invests against losses realized by another Underlying Fund in which such Asset Allocation Fund invests. The use of a fund-of-funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

         Because each Asset Allocation Fund will invest all of its assets in shares of Underlying Funds, its distributable income and gains will normally consist entirely of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, an Asset Allocation Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds) until it disposes of shares of the Underlying Fund. Moreover, even when an Asset Allocation Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, an Asset Allocation Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

         In addition, in certain circumstances, the "wash sale" rules under
Section 1091 of the Code may apply to a Fund's sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by an Asset Allocation Fund on the sale of an Underlying Fund's shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the underlying fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For these purposes, an Asset Allocation Fund and an Underlying Fund will be part of the same controlled group if, for example, an Asset Allocation Fund owns more than 50% of the total outstanding voting securities of the Underlying Fund. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that an Asset Allocation Fund will be required to distribute to shareholders will be greater than such amounts would have been had an Asset Allocation Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from an Asset Allocation Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Fund invested directly in the securities held by the Underlying Funds.

         If an Asset Allocation Fund received dividends from an Underlying Fund that qualifies as a RIC, and the Underlying Fund designated such dividends as "qualified dividend income," then an Asset Allocation Fund is permitted in turn to designate a corresponding portion of its distributions as "qualified dividend income" as well, provided the Asset Allocation Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Dividends of an Asset Allocation Fund may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both an Asset Allocation Fund and the Underlying Fund, as well as by the shareholder.

         Depending on an Asset Allocation Fund's percentage ownership in an Underlying Fund before and after a redemption of shares of such Underlying Fund, the Asset Allocation Fund's redemption of shares of such Underlying Fund may cause the Asset Allocation Fund to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving capital gain on the redemption of the shares of the Underlying Fund. This could be the case if an Asset Allocation Fund holds a significant interest in an Underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend would qualify as "qualified dividend income" and thus be eligible to be taxed at the rates applicable to long-term capital gain; otherwise it would be taxable as ordinary income.

         Although each Asset Allocation Fund may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Asset Allocation Fund invests, an Asset Allocation Fund will not be able to pass through to its own shareholder any foreign tax credit borne in respect of foreign securities income earned by an Underlying Fund (see "Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions"). In addition, the Asset Allocation Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Asset Allocation Funds will not invest in Underlying Funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

         The fact that an Asset Allocation Fund achieves its investment objectives by investing in Underlying Funds generally will not adversely affect the Asset Allocation Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (1) interest-related dividends received by the Asset Allocation Fund are offset by deductions allocable to the Asset Allocation Fund's qualified interest income or (2) short-term capital gains dividends received by the Asset Allocation Fund are offset by the Asset Allocation Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Asset Allocation Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Funds.

         The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

DISTRIBUTIONS

         Each Fund will distribute at least annually any investment income and net realized capital gains. Distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain from the sale of investments that a Fund owned for more than one year over net short-term capital loss), if any, that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") are taxable as long-term capital gains. For taxable years beginning before January 1, 2011, such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distribution of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

         Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares. Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         If a Fund makes a distribution to a shareholder in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fifth Third Strategic Income Fund may be particularly susceptible to this possibility because it may seek to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

         For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Fund may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Fund and the Underlying Funds as well as the shareholder.

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

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain for individual shareholders, nor will it be eligible for the dividends-received deduction for corporate shareholders.

         Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that such Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that such Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

         A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

SELLING SHARES

         Shareholders who sell, exchange or redeem Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund shares and the amount received (although such a gain or loss is unlikely in a money market fund). In general, any gain or loss realized upon taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term capital gains or (ii) for taxable years beginning on or before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

         Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by a shareholder with respect to those Fund shares. For purposes of determining whether Fund shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund shares with other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder's basis in the replacement Fund shares will be adjusted to reflect the disallowed loss.

FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS

         Dividends, interest and gains received by a Fund from investments in securities of foreign issues may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund's fiscal year more than 50% of the value of its total assets consists of securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them.

         If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes, subject to generally applicable limitations under the Code. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Asset Allocation Funds do not expect to be eligible to make this election.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Investment by a Fund in "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat a PFIC as a "qualified electing fund" ("QEF"). If a Fund makes a "mark to market" election with respect to a PFIC, the Fund will recognize each year as ordinary income or, subject to certain limitations, as ordinary loss, an amount determined as though the Fund had sold and repurchased its holdings in that PFIC on the last day of the Fund's taxable year. If a Fund makes a QEF election with respect to a PFIC, the Fund will be required to include as income its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the company. These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

         A PFIC is any foreign corporation: (i) 75 percent or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

HEDGING

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its income as determined for tax purposes. If a Fund's book income exceeds its income as determined for tax purposes, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of a recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its income as determined for tax purposes, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

DISCOUNT SECURITIES

         Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

         Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

         Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income by the Fund.

         If a Fund holds the foregoing kinds of securities, it may be required to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such liquidations, and its shareholders may accordingly receive a larger capital gain distribution than they would in the absence of such transactions.

MASTER LIMITED PARTNERSHIPS

         Some amounts received by a Fund from its investments in master limited partnerships ("MLPs") will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code's recapture provisions will be taxable to the Fund shareholders as ordinary income.

REAL ESTATE INVESTMENT TRUSTS

         A Fund's investments in real estate investment trust ("REIT") equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

         Some of REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under legislation enacted in December 2006, if a charitable remainder trust (defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes "excess inclusion income," then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholders, multiplied by the highest U.S. federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce the shareholder's distributions for the year by the amount of the tax that relates to the shareholder's interest in a Fund. The Funds have not yet determined whether this election will be made. The extent to which the October 2006 IRS guidance remains applicable in light of the December 2006 legislation is unclear. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

BACKUP WITHHOLDING

         A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         In order for a foreign investor to qualify for an exemption from the backup withholding or reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers with respect to this regard.

TAX SHELTER REPORTING REGULATIONS

         Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX-EXEMPT SHAREHOLDERS

         Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

NON-U.S. SHAREHOLDERS

         Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and tax-exempt interest dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2010, such Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by such Fund ("interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by such Fund ("short-term capital gain dividends"). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions, the special withholding exemptions for interest-related dividends and short-term capital gain dividends will expire and such dividends will be subject to withholding in taxable years beginning on or after January 1, 2010. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

         A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends (or exempt-interest dividends) unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

GENERAL

         The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of the Funds' shares. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of a Fund's shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in any of the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                              FINANCIAL STATEMENTS


         The financial statements and related report of the independent registered public accounting firm for the Fifth Third Structured Large Cap Plus Fund, Fifth Third LifeModel Aggressive Fund(SM), Fifth Third LifeModel Conservative Fund(SM), Fifth Third LifeModel Moderate Fund(SM), Fifth Third LifeModel Moderately Aggressive Fund(SM) and Fifth Third LifeModel Moderately Conservative Fund(SM) for the fiscal year ended July 31, 2009 are incorporated herein by reference into this SAI from the annual reports for those Funds (File Nos. 33-24848 and 811-05669).

                                   APPENDIX A

                   STANDARD AND POOR'S RATINGS GROUP CORPORATE
                      AND MUNICIPAL BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C-The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

D-Debt rated "D" is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

NR-NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

                  MOODY'S INVESTORS SERVICE, INC. CORPORATE AND

                        MUNICIPAL BOND RATING DEFINITIONS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR-Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB- BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB- BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B- B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C- Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D-Securities have defaulted on some or all of their obligations. `DDD' designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, "DD" indicates potential recovery of 50%-90% of such outstanding, and "D" the lowest recovery potential, i.e. below 50%.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                   STANDARD AND POOR'S RATINGS GROUP MUNICIPAL
                             NOTE RATING DEFINITIONS

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-Satisfactory capacity to pay principal and interest.

SP-3-Speculative capacity to pay principal and interest.

          MOODY'S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI-This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

F-3-Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B-Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C-High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Default. Denotes actual or imminent payment default.

                  STANDARD AND POOR'S RATINGS GROUP COMMERCIAL
                            PAPER RATING DEFINITIONS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1 -Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

o        Leading market positions in well-established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3-Issuers rated Prime-3 have an acceptable ability for payment of short-term promissory obligations.

                                   APPENDIX B

BENEFICIAL OWNERSHIP

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of November 4, 2009.


--------------------------------------------------------------------------- ----------------------------------------
FUND/CLASS                                                                  PERCENT OF THE CLASS TOTAL ASSETS HELD
                                                                                      BY THE SHAREHOLDER
--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - CLASS A                                                      8.37%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - CLASS A                                                     37.41%
NFS LLC FEBO
Premier Trust FMT 5th 3rd Life M
First Mercantile Trust TTEE
57 Germantown Ct, Fl 4
Cordova, TN 38018-7273

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - CLASS C                                                     12.95%
NFS LLC FEBO
NFS FMTC IRA
FBO Sarah D. Taylor
819 Birney Land
Cincinnati, OH 45230-3716

-------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - CLASS C                                                      7.10%
NFS LLC FEBO
Johnny Bench
MFS FMTC Simple IRA
2400 Chemed Center
255 E. Fifth Street
Cincinnati, OH 45202-4724

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - INSTITUTIONAL                                                5.61%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL AGGRESSIVE FUND(SM) - INSTITUTIONAL                                               87.71%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS C                                                    7.67%
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS C                                                   10.57%
NFS LLC FEBO
Ehsan Ul Haq
Naseem S. Haq
9765 Buckhorn Drive
Frisco, TX 75034-1320

--------------------------------------------------------------------------- ----------------------------------------


                                       65


--------------------------------------------------------------------------- ----------------------------------------
FUND/CLASS                                                                  PERCENT OF THE CLASS TOTAL ASSETS HELD
                                                                                      BY THE SHAREHOLDER
--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS C                                                    5.08%
NFS LLC FEBO
Richard Bechstein
Caroline Bechstein
2299 SW Hillsborough Avenue
Arcadia, FL 34266-7140

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS C                                                    6.66%
NFS LLC FEBO
Bramkamp Printing Co
Attn Kevin Murray
9933 Alliance Rd
Cincinnati, OH  45242-5661

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS C                                                    5.43%
Hillview Retirement Center
Attn: Tonya Berry
1610 28th Street
Portsmouth, OH 45622-2641

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) -  CLASS C                                                   5.26%
NFS LLC FEBO
Harlan Corrie TTEE
Harlan Corrie TR
PO Box 58
Cedarville, IL 61013-0058

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) -  CLASS C                                                   5.22%
NFS LLC FEBO
Judith Corrie TTEE
Judith Corrie TR
PO Box 58
Cedarville, IL 61013-0058

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS A                                                   47.89%
NFS LLC FEBO
Premier Trust FMT 5th 3rd Life M
First Mercantile Trust TTEE
57 Germantown Ct Fl 4
Cordova, TN 38018-4274

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - CLASS A                                                    5.67%
NFS LLC FEBO
NFS FMTC IRA
FBO Lewis D. Benson
PO Box 1049
Owosso, MI 48867-6049

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL CONSERVATIVE FUND(SM) - INSTITUTIONAL                                             94.44%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - CLASS A                                        34.18%
NFS LLC FEBO
Premier Trust FMT 5th 3rd Life M
First Mercantile Trust TTEE
57 Germantown Ct Fl 4
Cordova, TN 38018-4274

--------------------------------------------------------------------------- ----------------------------------------


                                       66


--------------------------------------------------------------------------- ----------------------------------------
FUND/CLASS                                                                  PERCENT OF THE CLASS TOTAL ASSETS HELD
                                                                                      BY THE SHAREHOLDER
--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - CLASS C                                        12.10%
NFS LLC FEBO
Louis A. Volpe
Catherine A. Volpe
101 McColloch Drive
Wheeling, WV 26003-8007

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) -  CLASS C                                        7.69%
First Clearing, LLC
Edwin Bodourian
TOD Registration
701 Center Avenue #707
Blawnox, PA  15238-3263

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) -  CLASS C                                        5.35%
NFS LLC FEBO
Dan Lake
Susan Lake TTEE
Lake Family TR
1380 Catherine Circle
Saint Joseph, MI 49085-9752

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - INSTITUTIONAL                                  77.54%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - INSTITUTIONAL                                   9.84%
NFS LLC FEBO
Premier Trust
First Mercantile Trust CO
Spectrum Clearing Account
57 Germantown Ct Ste 400
Cordova, TN 38018-4274

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - INSTITUTIONAL                                   6.84%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE FUND(SM) - INSTITUTIONAL                                   5.48%
Fifth Third Bank
Trust Operations

38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATE FUND(SM) - CLASS A                                                       31.92%
NFS LLC FEBO
Premier Trust FMT 5th 3rd Life M
First Mercantile Trust TTEE
57 Germantown Ct  Fl 4
Cordova, TN 38018-4274

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATE FUND(SM) - INSTITUTIONAL                                                 95.52%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------


                                       67


--------------------------------------------------------------------------- ----------------------------------------
FUND/CLASS                                                                  PERCENT OF THE CLASS TOTAL ASSETS HELD
                                                                                      BY THE SHAREHOLDER
--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) - CLASS A                                          24.17%
NFS LLC FEBO
Premier Trust FMT 5th 3rd Life M
First Mercantile Trust TTEE
57 Germantown Ct Fl 4
Cordova, TN  38018-4274

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) - INSTITUTIONAL                                    80.85%
Fifth Third Bank Trustee
FBO Various FASCORP Record Kept Plans
8515 E. Orchard Rd 2T2
Greenwood Village, CO 80111-5002

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) - INSTITUTIONAL                                     5.92%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) - INSTITUTIONAL                                     6.65%
NFS LLC FEBO
Premier Trust
First Mercantile Trust Co
Spectrum Clearing Account
57 Germantown Ct Ste 400
Cordova, TN  38018-4274

--------------------------------------------------------------------------- ----------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE FUND(SM) - INSTITUTIONAL                                     6.22%
Fifth Third Bank
Trust Operations
38 Fountain Square Plaza MD 1090F2
Cincinnati, OH  45263-0001

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS B                                                     9.52%
NFS LLC FEBO
NFS FMTC Rollover IRA
FBO Margaret A. Moye
3648 Sailer Road
Mount Vernon, IN 47620-7131

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS B                                                     6.86%
NFS LLC FEBO
NFS/FMTC IRA
FBO Anthony Geach
629 S 4th Street
St. Charles, IL 60174-3915

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS B                                                     6.42%
NFS LLC FEBO
David W. White
Margaret L. White
3301 McPherson Street
Waxhaw, NC 28173-6402

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS B                                                     5.24%
Susan M McGuinness C F
Margit McGuinness
240 Berkley
Elmhurst, IL 60126-3167

--------------------------------------------------------------------------- ----------------------------------------


                                       68


--------------------------------------------------------------------------- ----------------------------------------
FUND/CLASS                                                                  PERCENT OF THE CLASS TOTAL ASSETS HELD
                                                                                      BY THE SHAREHOLDER
--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS C                                                    33.83%
NFS LLC FEBO
NFS FMTC IRA
FBO Virginia Kay Peters
1787 Arcadia Ave
Obetz, OH 43207-4409

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS C                                                    19.52%
MS & CO C/F
Robert C. Reeves
IRA Rollover Dated 8/04/09
38 Ridgeline Drive
Eugene, OR 97405-3578

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS C                                                    15.37%
NFS LLC FEBO
Curt G. Stroshine
8125 S Huron River Dr
South Rockwood, MI 48179-9783

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS C                                                    11.84%
NFS LLC FEBO
Loretta C. Taus
8512 Wayside Dr
Olmsted Township OH 44138-4293

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - CLASS C                                                     5.83%
Raymond James & Associates Inc.
FBO Lucie Dulin CSDN
Talor J, Dulin-Campbell
1525 E River Bend Dr
Camp Verde, AZ 86322-5928

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - INSTITUTIONAL                                              27.77%
Fifth Third LifeModel Moderate Fund(SM)
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - INSTITUTIONAL                                              30.86%
Fifth Third LifeModel Moderately Aggressive Fund(SM)
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - INSTITUTIONAL                                               7.75%
Fifth Third Bank
Trust Operations

38 Fountain Square Plaza MD 1090F2
Cincinnati, OH 45263-0001

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - INSTITUTIONAL                                              22.28%
Fifth Third LifeModel Aggressive Fund(SM)
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH 45263-0001

--------------------------------------------------------------------------- ----------------------------------------
STRUCTURED LARGE CAP PLUS FUND - INSTITUTIONAL                                               5.94%
Fifth Third LifeModel Moderately Conservative Fund
38 Fountain Square Plaza MD 1090BD
Cincinnati, OH  45263-0001

--------------------------------------------------------------------------- ----------------------------------------

      As of November 4, 2009, shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

                                     PART C

ITEM 23.  EXHIBITS

(a) Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a) to Registrant's Post-Effective Amendment No. 53 on Form N-1A (filed November 22, 2004).

(b) Amended and Restated By-Laws of the Registrant is incorporated by reference to Exhibit (b) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22, 2005).

(c) The rights of holders of the securities being registered are included in the following documents: Article III, Sections 1, 4 and 5, Article IV, Sections 2, 3 and 7, Article VIII, Sections 1, 2, and 3, Article X, Sections 1, 2, and 5, Article XI, Sections 1 and 3, and Article XII, Sections 3, 4 and 5 of the Amended and Restated Declaration of Trust of the Registrant (as incorporated by reference in Exhibit (a) herein).

(d)      (i)      Investment Advisory Contract dated November 6, 2003 between the Registrant and Fifth Third Asset Management, Inc., including Amended Schedule A dated November 10, 2003 is incorporated by reference to Exhibit (d)(i) to Registrant's
                  Post-Effective Amendment No. 53 on Form N-1A (filed November
                  22, 2004).

                  (A) Amended Schedule A dated September 29, 2005 to the Investment Advisory Contract is incorporated by reference to Exhibit (d)(i)(A) to Registrant's Post-Effective Amendment No. 58 on Form N-1A (filed September 28, 2006).

         (iii) Sub-Advisory Agreement for the Fifth Third High Yield Bond Fund between Fifth Third Asset Management, Inc. and Fort Washington Investment Advisors, Inc. is incorporated by reference to Exhibit (d)(iii) to Registrant's Post-Effective Amendment No. 58 on form N-1A (filed September 28, 2006).

(e) Distribution Agreement between the Registrant and FTAM Funds Distributor, Inc., including Schedule A, is incorporated by reference to Exhibit (e) to Registrant's Post-Effective Amendment No. 69 on Form N-1A (filed November 28, 2008).

(f)      Not applicable.

(g)      (i)      Custodian Agreement between the Registrant and State Street
                  Bank and Trust Company is incorporated by reference to Exhibit
                  (g)(i) to Registrant's Post-Effective Amendment No. 69 on Form
                  N-1A (filed November 28, 2008).

(h)      (i)      Administration Agreement between the Registrant and Fifth
                  Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(i) to Registrant's Post-Effective Amendment No. 65 on Form N-1A (filed July 2, 2007).

         (ii) Sub-Administration Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(ii) to Registrant's Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

         (iii) Accounting Services Agreement between the Registrant and Fifth Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(iii) to Registrant's Post-Effective Amendment No. 65 on Form N-1A (filed July 2, 2007).

         (iv) Investment Sub-Accounting Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(iv) to Registrant's Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

                  (A) Investment Sub-Accounting Services Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is filed herein.

         (v) Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit (h)(v) to Registrant's Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

         (vi) Services Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herein.

         (vii) Amended and Restated Shareholder Servicing Plan is filed herein. '
         (viii) Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(viii) to Registrant's Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

                  (A) First Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is filed herein

                  (B) Second Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is filed herein.

         (ix) Expense Limitation Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herein.

(i) (A) Opinion regarding validity of shares is incorporated herein by reference to Exhibit (i) to Registrant's Post Effective Amendment No. 69 on Form N-1A (filed November 28, 2008) for all Funds except the Fifth Third Structured Large Cap Plus Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM and Fifth Third LifeModel Moderately Conservative FundSM.

    (B) Opinion regarding validity of shares is incorporated herein by reference to Exhibit (i) to Registrant's Post Effective Amendment No. 70 on Form N-1A (filed December 1 2008) for Fifth Third Structured Large Cap Plus Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM and Fifth Third LifeModel Moderately Conservative FundSM.

(j)      Consent of PricewaterhouseCoopers LLP is filed herein.

(k)      Not applicable.

(l) Initial Capital Understanding is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A (filed February 28, 1995).

(m)      (i)      Amended and Restated Rule l2b-1 Plan dated December 1, 1995, as amended November 26, 2007, including Exhibits A and B is incorporated by reference to Exhibit (m)(i) to Registrant's
                  Post-Effective Amendment No. 69 on Form N-1A (filed November
                  28, 2008).

         (ii) Amended and Restated Investment B Rule 12b-1 Plan dated March 15, 2000, as amended May 11, 2007, is incorporated by reference to Exhibit (m)(ii) to Registrant's Post-Effective Amendment No. 69 on Form N-1A (filed November 28, 2008).

(n) Amended and Restated Multiple Class Plan dated September 23, 2009 is filed herein.

(p)      (i)      Amended Code of Ethics for Fifth Third Funds is incorporated by reference to Exhibit (p)(i) to Registrant's Post-Effective
                  Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

(p)      (ii)     Amended Code of Ethics for Fifth Third Asset Management Inc.
                  is incorporated by reference to Exhibit (p)(ii) to Registrant's Post-Effective Amendment No. 67 on Form N-1A
                  (filed November 28, 2007).

(p)     (iii)    Code of Ethics of Fort Washington Investment Advisors, Inc. is
                  incorporated by reference to Exhibit (p)(v) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22, 2005).

(p)      (iv)     Code of Ethics of ALPS Distributors, Inc. is incorporated by reference to Exhibit (p)(v) to Registrant's Post-Effective
                  Amendment No. 65 on Form N-1A (filed July 2, 2007).

(q) Powers of Attorney for Edward Burke Carey, David J. Durham, J. Joseph Hale, Jr., John E. Jaymont and David J. Gruber, each an Independent Trustee of the Registrant and Shannon King, E. Keith Wirtz and Matthew A. Ebersbach, each an officer of the Registrant, are filed herein.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.  INDEMNIFICATION

Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed September 27, 1991 (File Nos. 811-5669 and 33-24848).

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

FIFTH THIRD ASSET MANAGEMENT, INC.

Fifth Third Asset Management, Inc. ("FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263,serves as Registrant's investment adviser. FTAM is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which, in turn, is a wholly-owned subsidiary of Fifth Third Bancorp. Set forth below are the names and principal businesses of the directors or officers of FTAM who are engaged in any other business, profession, vocation or employment of a substantial nature. In addition to those indicated below, the directors and officers of FTAM are also employees of Fifth Third Bank, the parent company of FTAM.

  ----------------------------- ---------------------------------------- -------------------------------------------------
  NAME                          POSITION WITH FIFTH THIRD ASSET          OTHER SUBSTANTIAL BUSINESS, VOCATION,
                                MANAGEMENT INC                           PROFESSION OR EMPLOYMENT
  ----------------------------- ---------------------------------------- -------------------------------------------------
  Scott Billeadeau              Director of Mid Cap/Small Cap Growth     Director of Factset Research Systems, Inc.
                                Strategies
  ----------------------------- ---------------------------------------- -------------------------------------------------

The principal business address of Factset Research Systems, Inc. is 601 Merritt 7, Norwalk, CT 06851.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the High Yield Bond Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. As of December 31, 2008, Fort Washington had discretionary management authority with respect to approximately $25 billion of assets.

The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  NAME                      EMPLOYMENT AND           PRINCIPAL OCCUPATION     OUTSIDE DIRECTOR AND TRUSTEESHIPS
                            BUSINESS ADDRESS         WITH ADVISOR
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Baker, Steve              303 Broadway             Managing Director,       Board of Trustees, Walnut Hills High School
                            Cincinnati, Ohio 45202   Private Equity           Alumni Foundation; Board of Trustees, Greater
                                                                              Cincinnati Rowing Foundation; Chairman, Board
                                                                              of Directors, ServerVault, Corp.; Board of
                                                                              Directors, Fortis Security Products, LLC; Board
                                                                              of Directors, NeoGenesis Pharmaceuticals, Inc.;
                                                                              Board of Directors, CH Mack, Inc.; Board of
                                                                              Directors, TCI Medical, Inc.; Board of
                                                                              Directors, CoMeT Solutions, Inc.; Board of
                                                                              Directors, Laboratory Partners, Inc.; Advisory
                                                                              Board, Oxford Bioscience Partners; Advisory
                                                                              Board, Triathlon Medical Ventures; Advisory
                                                                              Board, Chrysalis Ventures
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Ball, Stephen             303 Broadway             VP, Regional Business    None
                            Cincinnati, Ohio 45202   Development
  ------------------------- ------------------------ ------------------------ -------------------------------------------------


                                       4

  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  NAME                      EMPLOYMENT AND           PRINCIPAL OCCUPATION     OUTSIDE DIRECTOR AND TRUSTEESHIPS
                            BUSINESS ADDRESS         WITH ADVISOR
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Barrett, John             400 Broadway             Chairman and Director    Chairman of the Board and Chief Executive
                            Cincinnati, Ohio 45202                            Officer, The Western and Southern Life
                                                                              Insurance Company, Western-Southern Life
                                                                              Assurance Company and Western & Southern
                                                                              Financial Group, Inc.; Director and Chairman,
                                                                              Columbus Life Insurance Company, Integrity Life
                                                                              Insurance Company, and National Integrity Life
                                                                              Insurance Company; Director, Eagle Realty
                                                                              Group, Inc., Eagle Realty Investments, Inc.,
                                                                              Todd Investment Advisors, Inc., and Capital
                                                                              Analysts Inc.; Director, Chairman and CEO, West
                                                                              Ad, Inc.; President and Trustee, Western &
                                                                              Southern Financial Fund, Inc.; Board Member,
                                                                              Andersons, Convergys Corporation and Fifth
                                                                              Third Bancorp
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Baucom, Christopher       303 Broadway             Managing Director,       Board Member, BioStart; Board Member,
                            Cincinnati, Ohio 45202   Private Equity           Cincinnati Opera
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Bell, Margaret            303 Broadway             Managing Director,       None
                            Cincinnati, Ohio 45202   Marketing and Bus
                                   Development
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Bessone, John             263 Staab Street,        VP, Regional Director,   None
                            Sante Fe, New Mexico     Private Equity
                            87501
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Bunn, Bill                303 Broadway             AVP, Sr. Credit Analyst  None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Carter, Dan               303 Broadway             AVP, Portfolio Manager   None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Cohn, Paul                41 South High St,        VP, Regional Director,   None
                            Suite 2495               Private Equity
                            Columbus, Ohio
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Duke, Rance               303 Broadway             VP, Senior Portfolio     Board Member, Spring Grove Cemetery; Board
                            Cincinnati, Ohio 45202   Manager                  Member, Bethesda Foundation; Board Member,
                                                                              Bethesda, Inc.; Board Member, YMCA of Greater
                                                                              Cincinnati; Member, United Way, Red Cross
                                                                              Partnership Committee
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Finn, Tom                 303 Broadway             VP, Senior Portfolio     Board Member, The Cincinnati Foundation for the
                            Cincinnati, Ohio 45202   Manager Aged
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Flesher, Marty            303 Broadway             VP, Regional Business    President, Middletown High School Booster Club
                            Cincinnati, Ohio 45202   Development
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Frietch, Mark             303 Broadway             Managing Director,       None
                            Cincinnati, Ohio 45202   Investment Operations
                                  and Marketing
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Goetz, John               303 Broadway             VP, Senior Portfolio     None
                            Cincinnati, Ohio 45202   Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------


                                       5

  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  NAME                      EMPLOYMENT AND           PRINCIPAL OCCUPATION     OUTSIDE DIRECTOR AND TRUSTEESHIPS
                            BUSINESS ADDRESS         WITH ADVISOR
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Lodge, Howard             303 Broadway             VP, Senior Portfolio     None
                            Cincinnati, Ohio 45202   Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Hawkins, Michele          303 Broadway             VP, Chief Compliance     Member, Greater Cincinnati Foundation
                            Cincinnati, Ohio 45202   Officer                  Investment Committee
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Jandrain, Rick            41 South High St,        VP, Managing Director,   None
                            Suite 2495               Growth Equity
                            Columbus, Ohio
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Jarman, Peter             310 S. Main St,          AVP, Investment          None
                            Salt Lake City, Utah     Manager & Regional
                            84101                    Director
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Jossart, Tim              303 Broadway             AVP Sr. Credit Analyst   None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Kapusta, Dan              41 South High St,        VP, Senior Portfolio     None
                            Suite 2495               Manager
                            Columbus, Ohio
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Krebs, Connie             303 Broadway             AVP, Wealth Management   None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Lanham, Roger             303 Broadway             VP, Managing Director,   None
                            Cincinnati, Ohio 45202   Fixed Income
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Markley, Jim              303 Broadway             Managing Director        Director, Sycamore National Bank; Trustee,
                            Cincinnati, Ohio 45202                            Corbett Foundation
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Meek, Jeffrey             303 Broadway             VP, Senior Finance       None
                            Cincinnati, Ohio 45202   Officer
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Niemeyer, Jonathan        400 Broadway             VP, Associate General    Board of Directors, The Pro Foundation, Inc.;
                            Cincinnati Ohio 45202    Counsel                  Board of Advisors, David Pollack's Empower
                                                                              Foundation
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  O'Connor, John            303 Broadway             Managing Director,       Board of Directors, SC Ministry Foundation;
                            Cincinnati, Ohio 45202   Private Equity           Board of Directors, Friars Club Foundation;
                                                                              Member, Province of St. John the Baptist
                                                                              Investment Committee
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Patel, Bihag              41 South High St,        VP, Senior Portfolio     None
                             Suite 2495              Manager
                            Columbus, Ohio
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Perry, Douglas            400 Broadway             AVP, Assistant           None
                            Cincinnati Ohio 45202    Treasurer
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Policinski, Tim           303 Broadway             VP, Managing Director    None
                            Cincinnati, Ohio 45202   & Senior Portfolio
                                     Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------


                                       6

  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  NAME                      EMPLOYMENT AND           PRINCIPAL OCCUPATION     OUTSIDE DIRECTOR AND TRUSTEESHIPS
                            BUSINESS ADDRESS         WITH ADVISOR
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Rahe, Maribeth            303 Broadway             President, Chief         Board Member, Committee of 200/Foundation;
                            Cincinnati, Ohio 45202   Executive Officer        Advisory Council, Center for Women's Business
                                                                              Research; Life Trustee, New York Landmarks
                                                                              Conservancy; Life Trustee,
                                                                              Rush-Presbyterian-St. Luke's Medical Center;
                                                                              Trustee, Thunderbird School of Global
                                                                              Management; Board Member, Todd Investment
                                                                              Advisors, Inc.; Board Member, Capital Analysts,
                                                                              Inc.; Board Member, Consolidated Communications
                                                                              Illinois Holdings, Inc.; Trustee & Treasurer,
                                                                              Cincinnati Arts Association; Advisory Board,
                                                                              Sisters of Notre Dame de Namur; Advisory Board,
                                                                              Xavier University; Advisory Board,
                                                                              CincyTechUSA; Member, Economics Club of Chicago
                                                                              and New York; Member, Executive Club of
                                                                              Chicago; Member, The Chicago Network;
                                                                              Investment Committee, United Way of Cincinnati;
                                                                              Member, Women's Forum, Inc.; Member, Women's
                                                                              Economic Roundtable; Member, Shared Civic
                                                                              Agenda, Cincinnati Chamber of Commerce, Board
                                                                              Member, Cincinnati USA Regional Chamber
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Robinson, Dave            41 South High St,        VP, Senior Portfolio     None
                            Suite 2495               Manager
                            Columbus, Ohio
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Ryan, Ken                 303 Broadway             AVP, Director Client     Fiscal Officer Delhi Township
                            Cincinnati, Ohio 45202   Services
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Sargen, Nick              303 Broadway             Chief Investment         Director, Todd Investment Advisors, Inc.; Chief
                            Cincinnati, Ohio 45202   Officer                  Investment Officer, Western and Southern Life
                                                                              Insurance Company;  Board of Trustees, Good Sam
                                                                              Hospital;  Board Member, Xavier University
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Shultz, Nancy             303 Broadway             VP, Controller           None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Speed, Timothy            400 Broadway             AVP, Tax                 Member, St. Aloysius Orphanage Finance Committee
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Stone, Justin             303 Broadway             AVP, Research Manager    None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Stotts, Cheryl            400 Broadway             AVP, Assistant           None
                            Cincinnati, Ohio 45202   Treasurer
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Taulbee, Dick              400 Broadway            VP, Assistant Treasurer  None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Ulbricht, Charlie         303 Broadway             VP, Senior Portfolio     None
                            Cincinnati, Ohio 45202   Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------


                                       7

  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  NAME                      EMPLOYMENT AND           PRINCIPAL OCCUPATION     OUTSIDE DIRECTOR AND TRUSTEESHIPS
                            BUSINESS ADDRESS         WITH ADVISOR
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Vance, Jim                400 Broadway             VP, Treasurer            Board Member, University Club, Cincinnati;
                            Cincinnati, Ohio 45202                            Investment Committee, Church of the Redeemer
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Walker, Bob               400 Broadway             Director                 Board Member, Computer Services Inc.; Board
                            Cincinnati, Ohio 45202                            Member, Tri-Health; Director, Eagle Realty
                                                                              Group, LLC, Integrity Life Insurance Company,
                                                                              National Integrity Life Insurance Company, and
                                                                              Todd Investment Advisors, Inc.; Chief Financial
                                                                              Officer, The Western and Southern Life
                                                                              Insurance Company
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Walters, David            303 Broadway             AVP, Portfolio Manager   None
                            Cincinnati, Ohio 45202
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Walzer, Eric              303 Broadway             AVP, Investment          None
                            Cincinnati, Ohio 45202   Operations
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Weston, Scott             303 Broadway             VP, Senior Portfolio     Board of Trustees, Cincinnati Children's Theatre
                            Cincinnati, Ohio 45202   Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  White, Brendan            303 Broadway             VP, Managing Director,   Board Member, The Friars Club
                            Cincinnati, Ohio 45202   Senior Portfolio
                                                     Manager
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Wiedenheft, Terrie        303 Broadway             SVP, Chief Financial     Chief Financial Officer and Treasurer of
                            Cincinnati, Ohio 45202   Officer                  Integrated Fund Services, Inc., W-S Brokerage
                                                                              Services, Inc., and IFS Fund Distributors,
                                                                              Inc.; Chief Financial Officer, IFS Financial
                                                                              Services Inc., and Touchstone Securities, Inc.;
                                                                              Treasurer and Controller, Touchtone Investment
                                                                              Trust, Touchstone Tax-Free Trust, Touchstone
                                                                              Strategic Trust and Touchstone Variable Series
                                                                              Trust; Chief Financial Officer, Touchstone
                                                                              Advisors, Inc.
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Wieging, John             303 Broadway             AVP, Deputy Head,        None
                            Cincinnati, Ohio 45202   Traditional Value
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Wilhelm, Jamie            303 Broadway             VP, Head, Traditional    None
                            Cincinnati, Ohio 45202   Value
  ------------------------- ------------------------ ------------------------ -------------------------------------------------
  Wuebbling, Donald         400 Broadway             Secretary and Director   Vice President and General Counsel, The Western
                            Cincinnati, Ohio 45202                            and Southern Life Insurance Company; Chief
                                                                              Legal Officer and Secretary, Director,
                                                                              Touchstone Advisors, Inc.; Senior Vice
                                                                              President and Secretary, Columbus Life
                                                                              Insurance Company; Secretary and Director,
                                                                              Eagle Realty Group, LLC, IFS Financial
                                                                              Services, Inc. and Todd Investment Advisors,
                                                                              Inc.; Director, Touchstone Securities Inc, IFS
                                                                              Agency Services, Inc., W&S Financial Group
                                                                              Distributors, Inc, IFS Systems, Inc., IFS
                                                                              Holdings, Inc., Capital Analysts Incorporated,
                                                                              and Integrity Life Insurance Company
  ------------------------- ------------------------ ------------------------ -------------------------------------------------

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) FTAM Funds Distributor, Inc. acts as the distributor for the Registrant.

(b) To the best of Registrant's knowledge, the directors and executive officers of FTAM Funds Distributor, Inc. are as follows*:

         ------------------------------ -------------------------------- --------------------------------------------
         NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
         BUSINESS ADDRESS*              REGISTRANT                       UNDERWRITER
         ------------------------------ -------------------------------- --------------------------------------------
         Thomas A. Carter               None                             President, Director
         ------------------------------ -------------------------------- --------------------------------------------
         Edmund J. Burke                None                             Director
         ------------------------------ -------------------------------- --------------------------------------------
         John C. Donaldson              None                             Executive Vice President, Chief Financial
                                                                         Officer
         ------------------------------ -------------------------------- --------------------------------------------
         Jeremy O. May                  None                             Director, Executive Vice President
         ------------------------------ -------------------------------- --------------------------------------------
         Spencer Hoffman                None                             Director
         ------------------------------ -------------------------------- --------------------------------------------
         Tane T. Tyler                  None                             Senior Vice President, General Counsel;
                                                                         Secretary
         ------------------------------ -------------------------------- --------------------------------------------
         Diana M. Adams                 None                             Senior Vice President; Controller;
                                                                         Treasurer
         ------------------------------ -------------------------------- --------------------------------------------
         Bradley J. Swenson             None                             Senior Vice President, Chief Compliance
                                                                         Officer
         ------------------------------ -------------------------------- --------------------------------------------
         Richard Hetzer                 None                             Executive Vice President
         ------------------------------ -------------------------------- --------------------------------------------
         Kevin J. Ireland               None                             Senior Vice President, Director of
                                                                         Institutional Sales
         ------------------------------ -------------------------------- --------------------------------------------
         Mark R. Kiniry                 None                             Senior Vice President, National Sales
                                                                         Director-Investments
         ------------------------------ -------------------------------- --------------------------------------------
         Robert J. Szydlowski           None                             Senior Vice President, Chief Technology
                                                                         Officer
         ------------------------------ -------------------------------- --------------------------------------------
         Erin Douglas                   None                             Vice President, Senior Associate Counsel
         ------------------------------ -------------------------------- --------------------------------------------
         JoEllen Legg                   None                             Vice President, Associate Counsel
         ------------------------------ -------------------------------- --------------------------------------------
         Steven Price                   None                             Vice President, Deputy Chief Compliance
                                                                         Officer
         ------------------------------ -------------------------------- --------------------------------------------

         * The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 through 3la-3 promulgated thereunder are maintained at one of the following locations:

Fifth Third Funds (Registrant)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Fifth Third Asset Management Inc. (Advisor, Administrator and Accountant) 38 Fountain Square Plaza
Cincinnati, Ohio 45263

State Street Bank and Trust Company (Custodian, Sub-Administrator and Sub-Accountant)
801 Pennsylvania Avenue
Kansas City, MO 64105
and
State Street Bank and Trust Company
4 Copley Place, 3rd Floor
Boston, MA 02111

Boston Financial Data Services, Inc. (Transfer Agent)
30 Dan Road
Canton, Massachusetts 02021

FTAM Funds Distributor, Inc. (Distributor)
1290 Broadway
Suite 1100
Denver, Colorado 80203

Fort Washington Investment Advisors, Inc. (Sub-Advisor to the Fifth Third High Yield Bond Fund)
303 Broadway Street, Suite 1200
Cincinnati, OH 45202

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 71 to the Registration Statement meets all the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 71 under the Securities Act and Post-Effective Amendment No. 72 under the 1940 Act to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, and the State of Ohio, on the 27th day of November, 2009.


FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed in the capacities and on the dates indicated.

SIGNATURE                     TITLE                            DATE

/s/ E. Keith Wirtz            President                        November 27, 2009
------------------            (Principal Executive Officer)
E. Keith Wirtz

/s/ Shannon King              Treasurer                        November 27, 2009
----------------              (Principal Financial Officer)
Shannon King

* /s/ Edward Burke Carey      Chairman and Trustee             November 27, 2009
------------------------
Edward Burke Carey

* /s/ David J. Durham         Trustee                          November 27, 2009
---------------------
David J. Durham

* /s/ J. Joseph Hale, Jr.     Trustee                          November 27, 2009
--------------------------
J. Joseph Hale, Jr.

* /s/ John E. Jaymont         Trustee                          November 27, 2009
---------------------
John E. Jaymont

* /s/ David J. Gruber         Trustee                          November 27, 2009
---------------------
David J. Gruber

*By:     /s/ Matthew A. Swendiman
         ------------------------
         Matthew A. Swendiman
         Attorney-in-fact pursuant to Powers of Attorney filed herein as Exhibit

                                  EXHIBIT INDEX

(h)(iv)(A)    Investment Sub-Accounting Services Agreement

(h)(vi)       Services Agreement

(h)(vii)      Amended and Restated Shareholder Servicing Plan

(h)(viii)(A)  First Amendment to the Securities Lending Authorization Agreement

(h)(viii)(B)  Second Amendment to the Securities Lending Authorization Agreement

(h)(ix)       Expense Limitation Agreement

(j)           Consent of PricewaterhouseCoopers LLP

(n)           Amended and Restated Multiple Class Plan

(q)           Powers of Attorney